REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Notes 2A and 3A as of December 31, 2020, the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Divisions, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2020, and the results of their operations for the three years then ended (or for the periods listed in the table below), the changes in their net assets for each of the three years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Divisions Comprising the Separate Account	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
BNY Mellon VI International Value Division	For the period from January 1, 2020 to April 30, 2020 and the years ended December 31, 2019, and 2018		For the period from January 1, 2020 to April 30, 2020 (the closure of operations) and the years ended December 31, 2019, 2018, 2017, and 2016
Fidelity® VIP Government Money Market Division	For the years ended December 31, 2020, 2019, and 2018		For the years ended December 31, 2020, 2019, 2018, 2017, and the period from April 29, 2016 (commencement of operations) through December 31, 2016
Janus Henderson Enterprise Division	For the years ended December 31, 2020, 2019, and 2018		For the years ended December 31, 2020, 2019, 2018, 2017, and 2016 (commenced May 3, 2010 and began transactions in 2016)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 1990.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	AB VPS Global Thematic Growth Division	AB VPS Intermediate Bond Division	American Funds® Bond Division	American Funds® Global Small Capitalization Division
Assets:
Investments at fair value	$45,437	$162,971	$7,903,513	$92,801,054
Due from Metropolitan Life Insurance Company	—	—	—	—
Total Assets	45,437	162,971	7,903,513	92,801,054
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	1
Total Liabilities	—	—	—	1
Net Assets	$45,437	$162,971	$7,903,513	$92,801,053

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	American Funds® Growth Division	American Funds® Growth-Income Division	American Funds® High-Income Bond Division	American Funds® International Division	American Funds® U.S. Government/AAA- Rated Securities Division
Assets:
Investments at fair value	$311,444,359	$138,973,514	$48,516	$2,320,506	$64,431
Due from Metropolitan Life Insurance Company	—	5	—	—	—
Total Assets	311,444,359	138,973,519	48,516	2,320,506	64,431
Liabilities:
Due to Metropolitan Life Insurance Company	2	—	—	—	—
Total Liabilities	2	—	—	—	—
Net Assets	$311,444,357	$138,973,519	$48,516	$2,320,506	$64,431

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Allocation Division	BHFTI American Funds® Moderate Allocation Division	BHFTI AQR Global Risk Balanced Division
Assets:
Investments at fair value	$104,790	$1,487,934	$2,623,990	$1,802,190	$198,710
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	104,790	1,487,934	2,623,990	1,802,190	198,710
Liabilities:
Due to Metropolitan Life Insurance Company	—	1	—	—	—
Total Liabilities	—	1	—	—	—
Net Assets	$104,790	$1,487,933	$2,623,990	$1,802,190	$198,710

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI BlackRock Global Tactical Strategies Division	BHFTI Brighthouse Asset Allocation 100 Division	BHFTI Brighthouse Balanced Plus Division	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Division
Assets:
Investments at fair value	$654,705	$29,845,174	$469,831	$1,043,005	$2,019,002
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	654,705	29,845,174	469,831	1,043,005	2,019,002
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$654,705	$29,845,174	$469,831	$1,043,005	$2,019,002

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Templeton International Bond Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI Clarion Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Balanced-Risk Allocation Division
Assets:
Investments at fair value	$305,204	$577,620,171	$26,416,839	$42,373,147	$83,967
Due from Metropolitan Life Insurance Company	—	4	1	—	—
Total Assets	305,204	577,620,175	26,416,840	42,373,147	83,967
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	19	—
Total Liabilities	—	—	—	19	—
Net Assets	$305,204	$577,620,175	$26,416,840	$42,373,128	$83,967

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Global Active Allocation Division	BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division
Assets:
Investments at fair value	$73,613,884	$11,990,970	$206,006	$637,763	$561,208
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	73,613,884	11,990,970	206,006	637,763	561,208
Liabilities:
Due to Metropolitan Life Insurance Company	1	23	—	—	—
Total Liabilities	1	23	—	—	—
Net Assets	$73,613,883	$11,990,947	$206,006	$637,763	$561,208

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division	BHFTI Morgan Stanley Discovery Division	BHFTI PanAgora Global Diversified Risk Division
Assets:
Investments at fair value	$53,589,937	$207,140	$23,548,117	$795,347,447	$855
Due from Metropolitan Life Insurance Company	4	—	—	3	—
Total Assets	53,589,941	207,140	23,548,117	795,347,450	855
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	2	—	—
Total Liabilities	—	—	2	—	—
Net Assets	$53,589,941	$207,140	$23,548,115	$795,347,450	$855

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division	BHFTI Schroders Global Multi-Asset Division	BHFTI SSGA Growth and Income ETF Division	BHFTI SSGA Growth ETF Division
Assets:
Investments at fair value	$10,790,167	$53,377,736	$126,497	$8,953,964	$8,591,675
Due from Metropolitan Life Insurance Company	—	—	—	—	6
Total Assets	10,790,167	53,377,736	126,497	8,953,964	8,591,681
Liabilities:
Due to Metropolitan Life Insurance Company	—	1	—	—	—
Total Liabilities	—	1	—	—	—
Net Assets	$10,790,167	$53,377,735	$126,497	$8,953,964	$8,591,681

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI Victory Sycamore Mid Cap Value Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division
Assets:
Investments at fair value	$3,210,189	$52,915,937	$98,316,931	$60,383,397	$85,545,859
Due from Metropolitan Life Insurance Company	—	—	3	1	3
Total Assets	3,210,189	52,915,937	98,316,934	60,383,398	85,545,862
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$3,210,189	$52,915,937	$98,316,934	$60,383,398	$85,545,862

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division
Assets:
Investments at fair value	$22,244,625	$25,545,918	$4,732,795	$11,660,215	$61,629,691
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	22,244,625	25,545,918	4,732,795	11,660,215	61,629,691
Liabilities:
Due to Metropolitan Life Insurance Company	11	—	—	—	—
Total Liabilities	11	—	—	—	—
Net Assets	$22,244,614	$25,545,918	$4,732,795	$11,660,215	$61,629,691

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/Artisan Mid Cap Value Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division
Assets:
Investments at fair value	$123,881,151	$65,211,218	$376,504,610	$95,952,372	$352,347,334
Due from Metropolitan Life Insurance Company	—	7	—	—	—
Total Assets	123,881,151	65,211,225	376,504,610	95,952,372	352,347,334
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	6	2
Total Liabilities	—	—	—	6	2
Net Assets	$123,881,151	$65,211,225	$376,504,610	$95,952,366	$352,347,332

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Jennison Growth Division	BHFTII Loomis Sayles Small Cap Core Division	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division
Assets:
Investments at fair value	$63,757,970	$28,568,738	$17,857,777	$155,753,140	$116,199,050
Due from Metropolitan Life Insurance Company	—	1	—	—	—
Total Assets	63,757,970	28,568,739	17,857,777	155,753,140	116,199,050
Liabilities:
Due to Metropolitan Life Insurance Company	11	—	—	2	3
Total Liabilities	11	—	—	2	3
Net Assets	$63,757,959	$28,568,739	$17,857,777	$155,753,138	$116,199,047

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division
Assets:
Investments at fair value	$105,987,571	$95,347,866	$1,409,776,138	$11,450,718	$126,437,902
Due from Metropolitan Life Insurance Company	—	3	—	—	—
Total Assets	105,987,571	95,347,869	1,409,776,138	11,450,718	126,437,902
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	11	3	2
Total Liabilities	—	—	11	3	2
Net Assets	$105,987,571	$95,347,869	$1,409,776,127	$11,450,715	$126,437,900

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII Van Eck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division
Assets:
Investments at fair value	$152,961,391	$154,221,628	$165,942,866	$348,927	$56,289,151
Due from Metropolitan Life Insurance Company	9	—	—	—	—
Total Assets	152,961,400	154,221,628	165,942,866	348,927	56,289,151
Liabilities:
Due to Metropolitan Life Insurance Company	—	1	3	—	2
Total Liabilities	—	1	3	—	2
Net Assets	$152,961,400	$154,221,627	$165,942,863	$348,927	$56,289,149

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Division	Fidelity® VIP Asset Manager: Growth Division	Fidelity® VIP Contrafund Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division
Assets:
Investments at fair value	$19,983,793	$2,450,438	$4,246,508	$2,008	$170,874
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	19,983,793	2,450,438	4,246,508	2,008	170,874
Liabilities:
Due to Metropolitan Life Insurance Company	7	—	—	—	—
Total Liabilities	7	—	—	—	—
Net Assets	$19,983,786	$2,450,438	$4,246,508	$2,008	$170,874

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division
Assets:
Investments at fair value	$738,094	$638,749	$429,449	$492,365	$238,970
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	738,094	638,749	429,449	492,365	238,970
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	17
Total Liabilities	—	—	—	—	17
Net Assets	$738,094	$638,749	$429,449	$492,365	$238,953

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Government Money Market Division	Fidelity® VIP High Income Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	FTVIPT Franklin Income VIP Division
Assets:
Investments at fair value	$5,426,872	$482,344	$43,647	$305,209	$11,247
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	5,426,872	482,344	43,647	305,209	11,247
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$5,426,872	$482,344	$43,647	$305,209	$11,247

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	FTVIPT Franklin Mutual Global Discovery VIP Division	FTVIPT Franklin Mutual Shares VIP Division	FTVIPT Templeton Foreign VIP Division	FTVIPT Templeton Global Bond VIP Division	Goldman Sachs Small Cap Equity Insights Division
Assets:
Investments at fair value	$702,191	$90,404	$5,541,522	$1,116,752	$23,927
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	702,191	90,404	5,541,522	1,116,752	23,927
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$702,191	$90,404	$5,541,522	$1,116,752	$23,927

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Comstock Division	Invesco V.I. International Growth Division	Janus Henderson Balanced Division	Janus Henderson Enterprise Division	Janus Henderson Forty Division
Assets:
Investments at fair value	$771,760	$455,988	$1,634,516	$343,695	$665,970
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	771,760	455,988	1,634,516	343,695	665,970
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$771,760	$455,988	$1,634,516	$343,695	$665,970

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	Janus Henderson Research Division	MFS® VIT Global Equity Division	MFS® VIT New Discovery Division	MFS® VIT II High Yield Division	Morgan Stanley VIF Emerging Markets Debt Division
Assets:
Investments at fair value	$571,287	$138,775	$34,362	$174,064	$673,108
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	571,287	138,775	34,362	174,064	673,108
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$571,287	$138,775	$34,362	$174,064	$673,108

The accompanying notes are an integral part of these financial statements.

	Morgan Stanley VIF Emerging Markets Equity Division	PIMCO VIT All Asset Division	PIMCO VIT CommodityRealReturn® Strategy Division	PIMCO VIT Low Duration Division	Pioneer Mid Cap Value VCT Division
Assets:
Investments at fair value	$4,501,048	$24,946	$33,556	$864,723	$14,788
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	4,501,048	24,946	33,556	864,723	14,788
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	1	—
Total Liabilities	—	—	—	1	—
Net Assets	$4,501,048	$24,946	$33,556	$864,722	$14,788

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2020

	Royce Micro-Cap Division	Royce Small-Cap Division
Assets:
Investments at fair value	$14,566	$14,133
Due from Metropolitan Life Insurance Company	—	—
Total Assets	14,566	14,133
Liabilities:
Due to Metropolitan Life Insurance Company	—	—
Total Liabilities	—	—
Net Assets	$14,566	$14,133

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

For the years ended December 31, 2020, 2019 and 2018

	AB VPS Global Thematic Growth Division			AB VPS Intermediate Bond Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$166	$62	$—	$5,039	$4,181	$1,502
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	166	62	—	5,039	4,181	1,502
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,490	2,180	—	—	—	2,128
Realized gains (losses) on sale of investments	230	5,451	255	(26)	(547)	(128)
Net realized gains (losses)	3,720	7,631	255	(26)	(547)	2,000
Change in unrealized gains (losses) on investments	9,146	1,729	(3,771)	3,697	8,336	(3,792)
Net realized and changes in unrealized gains (losses) on investments	12,866	9,360	(3,516)	3,671	7,789	(1,792)
Net increase (decrease) in net assets resulting from operations	$13,032	$9,422	$(3,516)	$8,710	$11,970	$(290)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	American Funds® Bond Division
	2020	2019	2018
Investment Income:
Dividends	$156,930	$171,098	$143,554
Expenses:
Mortality and expense risk charges	9,027	8,236	9,184
Net investment income (loss)	147,903	162,862	134,370
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	69,724	—	8,476
Realized gains (losses) on sale of investments	84,702	15,843	(58,891)
Net realized gains (losses)	154,426	15,843	(50,415)
Change in unrealized gains (losses) on investments	363,271	366,899	(150,359)
Net realized and changes in unrealized gains (losses) on investments	517,697	382,742	(200,774)
Net increase (decrease) in net assets resulting from operations	$665,600	$545,604	$(66,404)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$124,690	$113,773	$60,502	$784,286	$1,547,525	$886,745
Expenses:
Mortality and expense risk charges	87,079	84,254	87,722	218,088	184,266	188,253
Net investment income (loss)	37,611	29,519	(27,220)	566,198	1,363,259	698,492
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,655,581	4,582,021	3,364,592	5,840,948	21,693,591	20,636,517
Realized gains (losses) on sale of investments	1,296,996	850,815	1,028,140	9,802,349	3,503,831	4,289,446
Net realized gains (losses)	5,952,577	5,432,836	4,392,732	15,643,297	25,197,422	24,925,963
Change in unrealized gains (losses) on investments	15,651,566	13,829,624	(11,769,834)	93,055,316	28,236,428	(24,996,188)
Net realized and changes in unrealized gains (losses) on investments	21,604,143	19,262,460	(7,377,102)	108,698,613	53,433,850	(70,225)
Net increase (decrease) in net assets resulting from operations	$21,641,754	$19,291,979	$(7,404,322)	$109,264,811	$54,797,109	$628,267

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2020	2019	2018
Investment Income:
Dividends	$1,694,121	$2,035,465	$1,702,454
Expenses:
Mortality and expense risk charges	116,771	115,931	118,217
Net investment income (loss)	1,577,350	1,919,534	1,584,237
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,261,038	12,277,110	8,360,753
Realized gains (losses) on sale of investments	1,375,486	1,527,730	2,193,496
Net realized gains (losses)	4,636,524	13,804,840	10,554,249
Change in unrealized gains (losses) on investments	10,074,027	12,081,513	(13,751,075)
Net realized and changes in unrealized gains (losses) on investments	14,710,551	25,886,353	(3,196,826)
Net increase (decrease) in net assets resulting from operations	$16,287,901	$27,805,887	$(1,612,589)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	American Funds® High-Income Bond Division			American Funds® International Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$3,735	$2,102	$530	$13,039	$28,874	$33,657
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	3,735	2,102	530	13,039	28,874	33,657
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	49,902	90,607
Realized gains (losses) on sale of investments	(20)	(4)	(7)	(3,558)	(13,713)	(1,756)
Net realized gains (losses)	(20)	(4)	(7)	(3,558)	36,189	88,851
Change in unrealized gains (losses) on investments	195	343	(720)	280,912	343,260	(417,075)
Net realized and changes in unrealized gains (losses) on investments	175	339	(727)	277,354	379,449	(328,224)
Net increase (decrease) in net assets resulting from operations	$3,910	$2,441	$(197)	$290,393	$408,323	$(294,567)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	American Funds® U.S. Government/AAA-Rated Securities Division
	2020	2019	2018
Investment Income:
Dividends	$1,157	$1,186	$975
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	1,157	1,186	975
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,313	—	—
Realized gains (losses) on sale of investments	95	(20)	(138)
Net realized gains (losses)	1,408	(20)	(138)
Change in unrealized gains (losses) on investments	3,212	1,822	(457)
Net realized and changes in unrealized gains (losses) on investments	4,620	1,802	(595)
Net increase (decrease) in net assets resulting from operations	$5,777	$2,988	$380

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI AB Global Dynamic Allocation Division			BHFTI American Funds® Balanced Allocation Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$1,547	$2,929	$1,338	$25,148	$27,411	$21,884
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	1,547	2,929	1,338	25,148	27,411	21,884
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,371	1,656	325	69,963	91,658	64,740
Realized gains (losses) on sale of investments	61	423	276	20,686	1,187	3,011
Net realized gains (losses)	5,432	2,079	601	90,649	92,845	67,751
Change in unrealized gains (losses) on investments	(1,285)	8,823	(7,744)	83,599	117,054	(138,831)
Net realized and changes in unrealized gains (losses) on investments	4,147	10,902	(7,143)	174,248	209,899	(71,080)
Net increase (decrease) in net assets resulting from operations	$5,694	$13,831	$(5,805)	$199,396	$237,310	$(49,196)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Allocation Division
	2020	2019	2018
Investment Income:
Dividends	$41,435	$41,457	$33,504
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	41,435	41,457	33,504
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	166,635	172,533	127,865
Realized gains (losses) on sale of investments	1,154	17,886	16,892
Net realized gains (losses)	167,789	190,419	144,757
Change in unrealized gains (losses) on investments	182,488	243,425	(302,410)
Net realized and changes in unrealized gains (losses) on investments	350,277	433,844	(157,653)
Net increase (decrease) in net assets resulting from operations	$391,712	$475,301	$(124,149)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI American Funds® Moderate Allocation Division			BHFTI AQR Global Risk Balanced Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$36,375	$34,529	$30,889	$4,229	$4,902	$581
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	36,375	34,529	30,889	4,229	4,902	581
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	75,686	83,518	71,305	18,550	—	14,063
Realized gains (losses) on sale of investments	(1,212)	(3,223)	(2,660)	(2,187)	(1,016)	(2,977)
Net realized gains (losses)	74,474	80,295	68,645	16,363	(1,016)	11,086
Change in unrealized gains (losses) on investments	104,275	117,199	(144,806)	(14,639)	25,631	(21,378)
Net realized and changes in unrealized gains (losses) on investments	178,749	197,494	(76,161)	1,724	24,615	(10,292)
Net increase (decrease) in net assets resulting from operations	$215,124	$232,023	$(45,272)	$5,953	$29,517	$(9,711)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI BlackRock Global Tactical Strategies Division
	2020	2019	2018
Investment Income:
Dividends	$8,842	$1,019	$6,588
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	8,842	1,019	6,588
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	48,420	—	32,982
Realized gains (losses) on sale of investments	23	166	(2,141)
Net realized gains (losses)	48,443	166	30,841
Change in unrealized gains (losses) on investments	(26,273)	92,537	(70,520)
Net realized and changes in unrealized gains (losses) on investments	22,170	92,703	(39,679)
Net increase (decrease) in net assets resulting from operations	$31,012	$93,722	$(33,091)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI Brighthouse Balanced Plus Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$349,214	$437,490	$323,815	$10,930	$8,336	$6,389
Expenses:
Mortality and expense risk charges	13,501	14,505	16,824	—	—	—
Net investment income (loss)	335,713	422,985	306,991	10,930	8,336	6,389
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,647,811	2,591,967	924,071	45,363	—	32,825
Realized gains (losses) on sale of investments	(32,285)	107,616	295,201	(1,021)	(708)	1,438
Net realized gains (losses)	2,615,526	2,699,583	1,219,272	44,342	(708)	34,263
Change in unrealized gains (losses) on investments	1,910,725	2,812,582	(3,976,492)	(3,455)	78,503	(69,687)
Net realized and changes in unrealized gains (losses) on investments	4,526,251	5,512,165	(2,757,220)	40,887	77,795	(35,424)
Net increase (decrease) in net assets resulting from operations	$4,861,964	$5,935,150	$(2,450,229)	$51,817	$86,131	$(29,035)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Small Cap Value Division
	2020	2019	2018
Investment Income:
Dividends	$10,871	$8,105	$7,790
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	10,871	8,105	7,790
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	36,065	78,352	40,963
Realized gains (losses) on sale of investments	(2,884)	4,336	4,882
Net realized gains (losses)	33,181	82,688	45,845
Change in unrealized gains (losses) on investments	(40,130)	159,172	(239,971)
Net realized and changes in unrealized gains (losses) on investments	(6,949)	241,860	(194,126)
Net increase (decrease) in net assets resulting from operations	$3,922	$249,965	$(186,336)
The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division			BHFTI Brighthouse/Templeton International Bond Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$30,345	$25,684	$25,457	$18,837	$23,805	$—
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	30,345	25,684	25,457	18,837	23,805	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	547	—
Realized gains (losses) on sale of investments	(2,163)	8,040	5,756	(8,714)	(330)	(2,152)
Net realized gains (losses)	(2,163)	8,040	5,756	(8,714)	217	(2,152)
Change in unrealized gains (losses) on investments	393,658	228,830	(176,226)	(27,667)	(20,553)	5,338
Net realized and changes in unrealized gains (losses) on investments	391,495	236,870	(170,470)	(36,381)	(20,336)	3,186
Net increase (decrease) in net assets resulting from operations	$421,840	$262,554	$(145,013)	$(17,544)	$3,469	$3,186

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Wellington Large Cap Research Division
	2020	2019	2018
Investment Income:
Dividends	$5,567,970	$5,323,552	$4,769,893
Expenses:
Mortality and expense risk charges	2,510,925	2,366,473	2,376,878
Net investment income (loss)	3,057,045	2,957,079	2,393,015
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	31,647,831	53,086,818	52,915,129
Realized gains (losses) on sale of investments	5,508,470	5,968,496	7,449,838
Net realized gains (losses)	37,156,301	59,055,314	60,364,967
Change in unrealized gains (losses) on investments	63,257,826	61,834,004	(90,699,272)
Net realized and changes in unrealized gains (losses) on investments	100,414,127	120,889,318	(30,334,305)
Net increase (decrease) in net assets resulting from operations	$103,471,172	$123,846,397	$(27,941,290)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Clarion Global Real Estate Division			BHFTI Harris Oakmark International Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$1,171,201	$923,160	$1,695,231	$1,169,777	$958,784	$864,792
Expenses:
Mortality and expense risk charges	23,692	26,443	26,861	42,131	47,758	56,149
Net investment income (loss)	1,147,509	896,717	1,668,370	1,127,646	911,026	808,643
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	512,541	—	—	909,120	3,015,811	1,816,908
Realized gains (losses) on sale of investments	(435,353)	102,738	(37,998)	(1,086,327)	(382,142)	174,708
Net realized gains (losses)	77,188	102,738	(37,998)	(177,207)	2,633,669	1,991,616
Change in unrealized gains (losses) on investments	(2,720,655)	5,116,259	(4,019,685)	1,704,944	5,117,038	(14,097,059)
Net realized and changes in unrealized gains (losses) on investments	(2,643,467)	5,218,997	(4,057,683)	1,527,737	7,750,707	(12,105,443)
Net increase (decrease) in net assets resulting from operations	$(1,495,958)	$6,115,714	$(2,389,313)	$2,655,383	$8,661,733	$(11,296,800)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Balanced-Risk Allocation Division
	2020	2019	2018
Investment Income:
Dividends	$3,869	$—	$716
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	3,869	—	716
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,739	—	4,805
Realized gains (losses) on sale of investments	(175)	(81)	(1,079)
Net realized gains (losses)	3,564	(81)	3,726
Change in unrealized gains (losses) on investments	609	8,923	(8,568)
Net realized and changes in unrealized gains (losses) on investments	4,173	8,842	(4,842)
Net increase (decrease) in net assets resulting from operations	$8,042	$8,842	$(4,126)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Invesco Global Equity Division			BHFTI Invesco Small Cap Growth Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$550,039	$607,931	$741,251	$7,217	$—	$—
Expenses:
Mortality and expense risk charges	160,181	150,718	158,814	10,459	9,658	9,936
Net investment income (loss)	389,858	457,213	582,437	(3,242)	(9,658)	(9,936)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	150,482	7,183,124	5,598,037	478,335	1,237,304	995,359
Realized gains (losses) on sale of investments	1,945,029	1,423,101	2,033,817	50,822	(130,839)	35,226
Net realized gains (losses)	2,095,511	8,606,225	7,631,854	529,157	1,106,465	1,030,585
Change in unrealized gains (losses) on investments	14,028,107	6,426,053	(15,951,838)	3,751,662	530,138	(1,648,375)
Net realized and changes in unrealized gains (losses) on investments	16,123,618	15,032,278	(8,319,984)	4,280,819	1,636,603	(617,790)
Net increase (decrease) in net assets resulting from operations	$16,513,476	$15,489,491	$(7,737,547)	$4,277,577	$1,626,945	$(627,726)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Global Active Allocation Division
	2020	2019	2018
Investment Income:
Dividends	$3,958	$6,307	$4,106
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	3,958	6,307	4,106
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,538	—	13,795
Realized gains (losses) on sale of investments	728	1,202	353
Net realized gains (losses)	5,266	1,202	14,148
Change in unrealized gains (losses) on investments	12,671	24,387	(35,582)
Net realized and changes in unrealized gains (losses) on investments	17,937	25,589	(21,434)
Net increase (decrease) in net assets resulting from operations	$21,895	$31,896	$(17,328)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI JPMorgan Small Cap Value Division			BHFTI Loomis Sayles Global Allocation Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$7,026	$6,510	$6,199	$4,593	$7,435	$7,771
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	7,026	6,510	6,199	4,593	7,435	7,771
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	48,689	27,152	31,960	36,635	23,454
Realized gains (losses) on sale of investments	(4,871)	(6,186)	189	2,909	4,431	28,212
Net realized gains (losses)	(4,871)	42,503	27,341	34,869	41,066	51,666
Change in unrealized gains (losses) on investments	72,298	23,626	(83,319)	37,680	51,557	(79,434)
Net realized and changes in unrealized gains (losses) on investments	67,427	66,129	(55,978)	72,549	92,623	(27,768)
Net increase (decrease) in net assets resulting from operations	$74,453	$72,639	$(49,779)	$77,142	$100,058	$(19,997)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Growth Division
	2020	2019	2018
Investment Income:
Dividends	$386,097	$438,816	$362,296
Expenses:
Mortality and expense risk charges	40,255	35,948	38,636
Net investment income (loss)	345,842	402,868	323,660
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	16,084,106	5,572,046	2,042,880
Realized gains (losses) on sale of investments	647,421	889,628	1,792,006
Net realized gains (losses)	16,731,527	6,461,674	3,834,886
Change in unrealized gains (losses) on investments	(3,812,485)	1,909,460	(6,744,510)
Net realized and changes in unrealized gains (losses) on investments	12,919,042	8,371,134	(2,909,624)
Net increase (decrease) in net assets resulting from operations	$13,264,884	$8,774,002	$(2,585,964)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI MetLife Multi-Index Targeted Risk Division			BHFTI MFS® Research International Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$4,135	$3,660	$2,857	$440,621	$275,831	$402,618
Expenses:
Mortality and expense risk charges	—	—	—	17,155	16,692	17,303
Net investment income (loss)	4,135	3,660	2,857	423,466	259,139	385,315
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	16,341	—	10,572	626,674	828,454	—
Realized gains (losses) on sale of investments	409	195	1,259	446,294	128,654	430,859
Net realized gains (losses)	16,750	195	11,831	1,072,968	957,108	430,859
Change in unrealized gains (losses) on investments	(8,247)	29,440	(26,654)	1,198,690	3,282,254	(3,418,696)
Net realized and changes in unrealized gains (losses) on investments	8,503	29,635	(14,823)	2,271,658	4,239,362	(2,987,837)
Net increase (decrease) in net assets resulting from operations	$12,638	$33,295	$(11,966)	$2,695,124	$4,498,501	$(2,602,522)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Division
	2020	2019	2018
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	1,574,613	994,679	850,555
Net investment income (loss)	(1,574,613)	(994,679)	(850,555)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	73,424,459	59,365,038	50,863,381
Realized gains (losses) on sale of investments	23,012,154	10,398,472	8,538,350
Net realized gains (losses)	96,436,613	69,763,510	59,401,731
Change in unrealized gains (losses) on investments	401,073,569	33,805,835	(32,615,883)
Net realized and changes in unrealized gains (losses) on investments	497,510,182	103,569,345	26,785,848
Net increase (decrease) in net assets resulting from operations	$495,935,569	$102,574,666	$25,935,293

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI PanAgora Global Diversified Risk Division			BHFTI PIMCO Inflation Protected Bond Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$25	$18	$—	$300,725	$353,831	$187,843
Expenses:
Mortality and expense risk charges	—	—	—	15,801	15,434	15,966
Net investment income (loss)	25	18	—	284,924	338,397	171,877
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	51	—	24	—	—	—
Realized gains (losses) on sale of investments	4	6	(1)	(23,411)	(70,827)	(178,843)
Net realized gains (losses)	55	6	23	(23,411)	(70,827)	(178,843)
Change in unrealized gains (losses) on investments	18	81	(46)	837,367	505,478	(228,280)
Net realized and changes in unrealized gains (losses) on investments	73	87	(23)	813,956	434,651	(407,123)
Net increase (decrease) in net assets resulting from operations	$98	$105	$(23)	$1,098,880	$773,048	$(235,246)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Division
	2020	2019	2018
Investment Income:
Dividends	$2,014,254	$1,496,759	$751,586
Expenses:
Mortality and expense risk charges	51,350	50,367	50,991
Net investment income (loss)	1,962,904	1,446,392	700,595
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	611,760	34,984	(156,469)
Net realized gains (losses)	611,760	34,984	(156,469)
Change in unrealized gains (losses) on investments	1,614,317	2,500,341	(573,439)
Net realized and changes in unrealized gains (losses) on investments	2,226,077	2,535,325	(729,908)
Net increase (decrease) in net assets resulting from operations	$4,188,981	$3,981,717	$(29,313)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Schroders Global Multi-Asset Division			BHFTI SSGA Growth and Income ETF Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$1,986	$1,541	$1,307	$240,559	$216,512	$218,265
Expenses:
Mortality and expense risk charges	—	—	—	8,321	8,078	8,299
Net investment income (loss)	1,986	1,541	1,307	232,238	208,434	209,966
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,922	—	4,392	284,169	412,900	373,779
Realized gains (losses) on sale of investments	324	466	174	(47)	(7,380)	44,773
Net realized gains (losses)	6,246	466	4,566	284,122	405,520	418,552
Change in unrealized gains (losses) on investments	(5,523)	17,790	(14,319)	300,438	865,423	(1,161,353)
Net realized and changes in unrealized gains (losses) on investments	723	18,256	(9,753)	584,560	1,270,943	(742,801)
Net increase (decrease) in net assets resulting from operations	$2,709	$19,797	$(8,446)	$816,798	$1,479,377	$(532,835)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth ETF Division
	2020	2019	2018
Investment Income:
Dividends	$191,969	$165,401	$177,323
Expenses:
Mortality and expense risk charges	7,237	7,352	7,744
Net investment income (loss)	184,732	158,049	169,579
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	282,935	475,376	444,221
Realized gains (losses) on sale of investments	(8,842)	13,517	79,167
Net realized gains (losses)	274,093	488,893	523,388
Change in unrealized gains (losses) on investments	391,732	831,026	(1,317,908)
Net realized and changes in unrealized gains (losses) on investments	665,825	1,319,919	(794,520)
Net increase (decrease) in net assets resulting from operations	$850,557	$1,477,968	$(624,941)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI T. Rowe Price Large Cap Value Division			BHFTI T. Rowe Price Mid Cap Growth Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$70,047	$63,674	$55,375	$111,429	$117,144	$—
Expenses:
Mortality and expense risk charges	—	—	—	60,182	58,484	57,557
Net investment income (loss)	70,047	63,674	55,375	51,247	58,660	(57,557)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	206,107	318,371	258,158	4,531,002	7,183,577	5,657,019
Realized gains (losses) on sale of investments	(5,702)	42,589	14,760	137,592	462,768	586,722
Net realized gains (losses)	200,405	360,960	272,918	4,668,594	7,646,345	6,243,741
Change in unrealized gains (losses) on investments	(170,812)	266,789	(630,098)	5,630,192	4,165,082	(6,867,777)
Net realized and changes in unrealized gains (losses) on investments	29,593	627,749	(357,180)	10,298,786	11,811,427	(624,036)
Net increase (decrease) in net assets resulting from operations	$99,640	$691,423	$(301,805)	$10,350,033	$11,870,087	$(681,593)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Division
	2020	2019	2018
Investment Income:
Dividends	$1,370,565	$1,163,012	$715,890
Expenses:
Mortality and expense risk charges	75,652	80,884	83,689
Net investment income (loss)	1,294,913	1,082,128	632,201
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,848,558	2,848,890	15,510,953
Realized gains (losses) on sale of investments	(253,636)	63,300	489,826
Net realized gains (losses)	4,594,922	2,912,190	16,000,779
Change in unrealized gains (losses) on investments	1,357,715	18,174,933	(25,172,760)
Net realized and changes in unrealized gains (losses) on investments	5,952,637	21,087,123	(9,171,981)
Net increase (decrease) in net assets resulting from operations	$7,247,550	$22,169,251	$(8,539,780)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Baillie Gifford International Stock Division			BHFTII BlackRock Bond Income Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$978,441	$609,814	$555,119	$3,004,355	$2,861,606	$2,524,969
Expenses:
Mortality and expense risk charges	225,837	207,189	218,023	266,661	258,824	262,304
Net investment income (loss)	752,604	402,625	337,096	2,737,694	2,602,782	2,262,665
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,877,554	2,687,434	—	—	—	—
Realized gains (losses) on sale of investments	606,079	421,664	545,059	246,032	(16,881)	(360,052)
Net realized gains (losses)	3,483,633	3,109,098	545,059	246,032	(16,881)	(360,052)
Change in unrealized gains (losses) on investments	8,417,551	9,101,083	(9,369,507)	3,486,389	4,310,845	(2,511,644)
Net realized and changes in unrealized gains (losses) on investments	11,901,184	12,210,181	(8,824,448)	3,732,421	4,293,964	(2,871,696)
Net increase (decrease) in net assets resulting from operations	$12,653,788	$12,612,806	$(8,487,352)	$6,470,115	$6,896,746	$(609,031)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Capital Appreciation Division
	2020	2019	2018
Investment Income:
Dividends	$—	$32,055	$16,615
Expenses:
Mortality and expense risk charges	23,495	18,807	16,344
Net investment income (loss)	(23,495)	13,248	271
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,061,554	2,437,479	1,760,862
Realized gains (losses) on sale of investments	576,074	293,868	426,638
Net realized gains (losses)	2,637,628	2,731,347	2,187,500
Change in unrealized gains (losses) on investments	3,629,451	1,309,526	(1,958,446)
Net realized and changes in unrealized gains (losses) on investments	6,267,079	4,040,873	229,054
Net increase (decrease) in net assets resulting from operations	$6,243,584	$4,054,121	$229,325

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII BlackRock Ultra-Short Term Bond Division			BHFTII Brighthouse Asset Allocation 20 Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$648,729	$531,767	$295,427	$122,721	$102,407	$102,219
Expenses:
Mortality and expense risk charges	27,587	28,042	27,731	8,331	8,207	8,431
Net investment income (loss)	621,142	503,725	267,696	114,390	94,200	93,788
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	1,698	87,951	80,812	53,466
Realized gains (losses) on sale of investments	(37,448)	77,768	45,399	14,639	(9,210)	(38,606)
Net realized gains (losses)	(37,448)	77,768	47,097	102,590	71,602	14,860
Change in unrealized gains (losses) on investments	(501,117)	14,618	157,511	175,734	319,183	(220,034)
Net realized and changes in unrealized gains (losses) on investments	(538,565)	92,386	204,608	278,324	390,785	(205,174)
Net increase (decrease) in net assets resulting from operations	$82,577	$596,111	$472,304	$392,714	$484,985	$(111,386)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Division
	2020	2019	2018
Investment Income:
Dividends	$302,933	$264,198	$246,761
Expenses:
Mortality and expense risk charges	15,584	15,756	16,035
Net investment income (loss)	287,349	248,442	230,726
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	489,176	544,621	332,035
Realized gains (losses) on sale of investments	(17,809)	(23,488)	(38,307)
Net realized gains (losses)	471,367	521,133	293,728
Change in unrealized gains (losses) on investments	387,704	805,166	(1,013,336)
Net realized and changes in unrealized gains (losses) on investments	859,071	1,326,299	(719,608)
Net increase (decrease) in net assets resulting from operations	$1,146,420	$1,574,741	$(488,882)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse Asset Allocation 60 Division			BHFTII Brighthouse Asset Allocation 80 Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$1,336,155	$1,202,259	$1,053,491	$2,191,924	$2,096,807	$1,641,433
Expenses:
Mortality and expense risk charges	79,183	78,171	80,173	91,131	91,513	94,356
Net investment income (loss)	1,256,972	1,124,088	973,318	2,100,793	2,005,294	1,547,077
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,767,796	4,325,793	2,115,913	9,871,718	10,484,034	4,666,674
Realized gains (losses) on sale of investments	23,406	152,202	392,182	226,887	794,324	1,357,981
Net realized gains (losses)	3,791,202	4,477,995	2,508,095	10,098,605	11,278,358	6,024,655
Change in unrealized gains (losses) on investments	2,402,880	4,107,625	(6,730,312)	5,611,353	8,872,398	(15,781,080)
Net realized and changes in unrealized gains (losses) on investments	6,194,082	8,585,620	(4,222,217)	15,709,958	20,150,756	(9,756,425)
Net increase (decrease) in net assets resulting from operations	$7,451,054	$9,709,708	$(3,248,899)	$17,810,751	$22,156,050	$(8,209,348)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Artisan Mid Cap Value Division
	2020	2019	2018
Investment Income:
Dividends	$523,858	$459,916	$397,910
Expenses:
Mortality and expense risk charges	46,844	52,118	55,047
Net investment income (loss)	477,014	407,798	342,863
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,151,424	7,064,734	3,368,314
Realized gains (losses) on sale of investments	(290,282)	233,732	746,054
Net realized gains (losses)	861,142	7,298,466	4,114,368
Change in unrealized gains (losses) on investments	2,730,620	4,852,816	(12,674,858)
Net realized and changes in unrealized gains (losses) on investments	3,591,762	12,151,282	(8,560,490)
Net increase (decrease) in net assets resulting from operations	$4,068,776	$12,559,080	$(8,217,627)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse/Wellington Balanced Division			BHFTII Brighthouse/Wellington Core Equity Opportunities Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$7,475,864	$7,100,724	$5,606,001	$1,381,203	$1,373,185	$1,411,380
Expenses:
Mortality and expense risk charges	1,753,307	1,677,435	1,687,659	63,132	63,496	61,310
Net investment income (loss)	5,722,557	5,423,289	3,918,342	1,318,071	1,309,689	1,350,070
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	14,674,239	19,282,553	23,957,136	9,229,396	6,923,541	4,282,724
Realized gains (losses) on sale of investments	2,844,874	2,392,122	2,733,442	585,433	1,034,821	639,830
Net realized gains (losses)	17,519,113	21,674,675	26,690,578	9,814,829	7,958,362	4,922,554
Change in unrealized gains (losses) on investments	32,022,888	36,982,209	(43,500,876)	(1,629,188)	13,108,141	(6,175,203)
Net realized and changes in unrealized gains (losses) on investments	49,542,001	58,656,884	(16,810,298)	8,185,641	21,066,503	(1,252,649)
Net increase (decrease) in net assets resulting from operations	$55,264,558	$64,080,173	$(12,891,956)	$9,503,712	$22,376,192	$97,421

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Division
	2020	2019	2018
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	1,928,363	1,808,302	1,754,856
Net investment income (loss)	(1,928,363)	(1,808,302)	(1,754,856)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	30,901,337	34,434,199	28,331,222
Realized gains (losses) on sale of investments	4,124,089	4,203,173	4,778,324
Net realized gains (losses)	35,025,426	38,637,372	33,109,546
Change in unrealized gains (losses) on investments	50,718,940	35,345,162	(46,139,301)
Net realized and changes in unrealized gains (losses) on investments	85,744,366	73,982,534	(13,029,755)
Net increase (decrease) in net assets resulting from operations	$83,816,003	$72,174,232	$(14,784,611)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Jennison Growth Division			BHFTII Loomis Sayles Small Cap Core Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$108,161	$195,127	$135,573	$32,087	$7,499	$5,587
Expenses:
Mortality and expense risk charges	33,103	25,076	24,797	23,993	25,945	27,358
Net investment income (loss)	75,058	170,051	110,776	8,094	(18,446)	(21,771)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,355,244	6,383,428	5,749,143	2,004,708	2,683,546	2,792,999
Realized gains (losses) on sale of investments	1,385,331	420,812	670,411	(27,486)	151,478	352,664
Net realized gains (losses)	6,740,575	6,804,240	6,419,554	1,977,222	2,835,024	3,145,663
Change in unrealized gains (losses) on investments	16,290,613	5,030,053	(6,671,580)	1,180,189	2,924,448	(5,945,164)
Net realized and changes in unrealized gains (losses) on investments	23,031,188	11,834,293	(252,026)	3,157,411	5,759,472	(2,799,501)
Net increase (decrease) in net assets resulting from operations	$23,106,246	$12,004,344	$(141,250)	$3,165,505	$5,741,026	$(2,821,272)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Growth Division
	2020	2019	2018
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	11,815	11,876	12,018
Net investment income (loss)	(11,815)	(11,876)	(12,018)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,860,329	2,354,174	1,921,803
Realized gains (losses) on sale of investments	256,425	226,813	280,750
Net realized gains (losses)	2,116,754	2,580,987	2,202,553
Change in unrealized gains (losses) on investments	2,643,546	820,229	(2,123,091)
Net realized and changes in unrealized gains (losses) on investments	4,760,300	3,401,216	79,462
Net increase (decrease) in net assets resulting from operations	$4,748,485	$3,389,340	$67,444

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$4,053,851	$4,093,397	$3,810,820	$1,405,574	$1,397,554	$1,356,581
Expenses:
Mortality and expense risk charges	41,396	38,274	40,049	66,645	70,708	75,164
Net investment income (loss)	4,012,455	4,055,123	3,770,771	1,338,929	1,326,846	1,281,417
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	6,348,706	9,734,869	8,878,478
Realized gains (losses) on sale of investments	1,271,832	4,630	(845,236)	1,168,621	944,006	2,094,579
Net realized gains (losses)	1,271,832	4,630	(845,236)	7,517,327	10,678,875	10,973,057
Change in unrealized gains (losses) on investments	4,614,207	6,573,697	(3,257,308)	6,770,352	10,598,269	(23,434,639)
Net realized and changes in unrealized gains (losses) on investments	5,886,039	6,578,327	(4,102,544)	14,287,679	21,277,144	(12,461,582)
Net increase (decrease) in net assets resulting from operations	$9,898,494	$10,633,450	$(331,773)	$15,626,608	$22,603,990	$(11,180,165)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division
	2020	2019	2018
Investment Income:
Dividends	$2,938,802	$2,387,869	$2,694,273
Expenses:
Mortality and expense risk charges	37,349	38,450	41,726
Net investment income (loss)	2,901,453	2,349,419	2,652,547
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	480,243	645,899	—
Realized gains (losses) on sale of investments	911,478	739,520	1,021,937
Net realized gains (losses)	1,391,721	1,385,419	1,021,937
Change in unrealized gains (losses) on investments	4,650,376	14,100,152	(16,649,850)
Net realized and changes in unrealized gains (losses) on investments	6,042,097	15,485,571	(15,627,913)
Net increase (decrease) in net assets resulting from operations	$8,943,550	$17,834,990	$(12,975,366)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018
	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$1,040,470	$944,809	$945,477	$22,860,166	$24,301,379	$20,232,875
Expenses:
Mortality and expense risk charges	49,314	52,038	57,241	2,634,751	2,501,274	2,506,370
Net investment income (loss)	991,156	892,771	888,236	20,225,415	21,800,105	17,726,505
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,370,810	7,573,708	5,684,074	76,149,215	84,711,821	63,212,282
Realized gains (losses) on sale of investments	1,650,014	1,796,600	3,015,270	27,456,609	27,102,836	30,717,054
Net realized gains (losses)	6,020,824	9,370,308	8,699,344	103,605,824	111,814,657	93,929,336
Change in unrealized gains (losses) on investments	9,837,222	7,594,549	(17,938,965)	91,900,637	171,992,283	(159,803,991)
Net realized and changes in unrealized gains (losses) on investments	15,858,046	16,964,857	(9,239,621)	195,506,461	283,806,940	(65,874,655)
Net increase (decrease) in net assets resulting from operations	$16,849,202	$17,857,628	$(8,351,385)	$215,731,876	$305,607,045	$(48,148,150)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division
	2020	2019	2018
Investment Income:
Dividends	$253,107	$707,106	$682,160
Expenses:
Mortality and expense risk charges	9,453	9,502	9,715
Net investment income (loss)	243,654	697,604	672,445
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	443,468	1,278,480	1,954,294
Realized gains (losses) on sale of investments	53,723	(773,756)	77,778
Net realized gains (losses)	497,191	504,724	2,032,072
Change in unrealized gains (losses) on investments	219,396	3,070,709	(4,570,024)
Net realized and changes in unrealized gains (losses) on investments	716,587	3,575,433	(2,537,952)
Net increase (decrease) in net assets resulting from operations	$960,241	$4,273,037	$(1,865,507)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$2,292,654	$2,313,890	$1,817,803	$225,190	$289,917	$427,961
Expenses:
Mortality and expense risk charges	92,817	96,478	91,293	104,312	102,653	103,468
Net investment income (loss)	2,199,837	2,217,412	1,726,510	120,878	187,264	324,493
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,225,332	7,945,106	7,633,263	8,922,376	16,720,383	14,931,674
Realized gains (losses) on sale of investments	(101,975)	488,474	717,887	1,626,345	1,848,685	2,455,941
Net realized gains (losses)	7,123,357	8,433,580	8,351,150	10,548,721	18,569,068	17,387,615
Change in unrealized gains (losses) on investments	(4,694,024)	20,526,971	(21,548,270)	20,135,702	12,124,576	(25,138,689)
Net realized and changes in unrealized gains (losses) on investments	2,429,333	28,960,551	(13,197,120)	30,684,423	30,693,644	(7,751,074)
Net increase (decrease) in net assets resulting from operations	$4,629,170	$31,177,963	$(11,470,610)	$30,805,301	$30,880,908	$(7,426,581)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Division
	2020	2019	2018
Investment Income:
Dividends	$299,592	$473,244	$463,194
Expenses:
Mortality and expense risk charges	96,288	82,157	80,800
Net investment income (loss)	203,304	391,087	382,394
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,977,938	16,761,108	19,742,610
Realized gains (losses) on sale of investments	2,416,888	1,511,661	2,588,381
Net realized gains (losses)	12,394,826	18,272,769	22,330,991
Change in unrealized gains (losses) on investments	29,605,524	10,875,848	(23,124,361)
Net realized and changes in unrealized gains (losses) on investments	42,000,350	29,148,617	(793,370)
Net increase (decrease) in net assets resulting from operations	$42,203,654	$29,539,704	$(410,976)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII Van Eck Global Natural Resources Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$277,409	$64,058	$159,008	$4,151	$1,794	$567
Expenses:
Mortality and expense risk charges	469,588	455,772	462,454	—	—	—
Net investment income (loss)	(192,179)	(391,714)	(303,446)	4,151	1,794	567
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	13,904,442	18,395,410	10,935,636	—	—	—
Realized gains (losses) on sale of investments	3,433,904	2,742,690	3,925,105	(40,470)	(9,662)	(2,432)
Net realized gains (losses)	17,338,346	21,138,100	14,860,741	(40,470)	(9,662)	(2,432)
Change in unrealized gains (losses) on investments	14,714,214	16,651,176	(22,939,008)	105,310	45,337	(96,127)
Net realized and changes in unrealized gains (losses) on investments	32,052,560	37,789,276	(8,078,267)	64,840	35,675	(98,559)
Net increase (decrease) in net assets resulting from operations	$31,860,381	$37,397,562	$(8,381,713)	$68,991	$37,469	$(97,992)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division
	2020	2019	2018
Investment Income:
Dividends	$3,081,744	$2,611,420	$2,776,967
Expenses:
Mortality and expense risk charges	74,336	76,795	80,667
Net investment income (loss)	3,007,408	2,534,625	2,696,300
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(32,033)	153,935	89,897
Net realized gains (losses)	(32,033)	153,935	89,897
Change in unrealized gains (losses) on investments	210,701	4,329,971	(4,895,547)
Net realized and changes in unrealized gains (losses) on investments	178,668	4,483,906	(4,805,650)
Net increase (decrease) in net assets resulting from operations	$3,186,076	$7,018,531	$(2,109,350)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Western Asset Management U.S. Government Division			BNY Mellon VI International Value Division
	2020	2019	2018	2020 (a)	2019	2018
Investment Income:
Dividends	$587,880	$432,382	$360,455	$4,314	$1,914	$3,466
Expenses:
Mortality and expense risk charges	19,104	17,471	16,625	—	—	—
Net investment income (loss)	568,776	414,911	343,830	4,314	1,914	3,466
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—	—
Realized gains (losses) on sale of investments	25,440	(53,391)	(86,126)	(35,558)	(17,157)	(123)
Net realized gains (losses)	25,440	(53,391)	(86,126)	(35,558)	(17,157)	(123)
Change in unrealized gains (losses) on investments	291,578	547,272	(115,445)	1,749	46,979	(44,641)
Net realized and changes in unrealized gains (losses) on investments	317,018	493,881	(201,571)	(33,809)	29,822	(44,764)
Net increase (decrease) in net assets resulting from operations	$885,794	$908,792	$142,259	$(29,495)	$31,736	$(41,298)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Asset Manager: Growth Division
	2020	2019	2018
Investment Income:
Dividends	$22,480	$30,328	$28,546
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	22,480	30,328	28,546
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	30,525	108,882	82,828
Realized gains (losses) on sale of investments	18,896	21,653	24,180
Net realized gains (losses)	49,421	130,535	107,008
Change in unrealized gains (losses) on investments	280,077	255,311	(293,123)
Net realized and changes in unrealized gains (losses) on investments	329,498	385,846	(186,115)
Net increase (decrease) in net assets resulting from operations	$351,978	$416,174	$(157,569)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Fidelity® VIP Contrafund Division			Fidelity® VIP Equity-Income Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$5,218	$10,856	$18,473	$550	$2,569	$36
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	5,218	10,856	18,473	550	2,569	36
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	17,781	345,025	260,686	7,443	415	75
Realized gains (losses) on sale of investments	41,914	123,721	55,502	(24,199)	27	1
Net realized gains (losses)	59,695	468,746	316,188	(16,756)	442	76
Change in unrealized gains (losses) on investments	895,831	377,490	(515,972)	(14,582)	14,839	(250)
Net realized and changes in unrealized gains (losses) on investments	955,526	846,236	(199,784)	(31,338)	15,281	(174)
Net increase (decrease) in net assets resulting from operations	$960,744	$857,092	$(181,311)	$(30,788)	$17,850	$(138)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2010 Division
	2020	2019	2018
Investment Income:
Dividends	$2,082	$3,334	$2,455
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	2,082	3,334	2,455
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,217	6,365	3,961
Realized gains (losses) on sale of investments	(1,376)	(1,009)	(395)
Net realized gains (losses)	8,841	5,356	3,566
Change in unrealized gains (losses) on investments	8,692	14,163	(11,906)
Net realized and changes in unrealized gains (losses) on investments	17,533	19,519	(8,340)
Net increase (decrease) in net assets resulting from operations	$19,615	$22,853	$(5,885)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Fidelity® VIP Freedom 2020 Division			Fidelity® VIP Freedom 2025 Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$8,670	$12,592	$8,406	$7,093	$10,696	$7,186
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	8,670	12,592	8,406	7,093	10,696	7,186
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	35,768	30,193	17,605	24,466	14,406	9,975
Realized gains (losses) on sale of investments	2,817	2,981	6,369	1,286	972	1,100
Net realized gains (losses)	38,585	33,174	23,974	25,752	15,378	11,075
Change in unrealized gains (losses) on investments	46,942	59,075	(64,092)	55,062	75,905	(51,118)
Net realized and changes in unrealized gains (losses) on investments	85,527	92,249	(40,118)	80,814	91,283	(40,043)
Net increase (decrease) in net assets resulting from operations	$94,197	$104,841	$(31,712)	$87,907	$101,979	$(32,857)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Division
	2020	2019	2018
Investment Income:
Dividends	$4,530	$6,478	$3,464
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	4,530	6,478	3,464
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	17,533	9,464	6,179
Realized gains (losses) on sale of investments	8,934	2,735	13,421
Net realized gains (losses)	26,467	12,199	19,600
Change in unrealized gains (losses) on investments	30,990	43,948	(40,198)
Net realized and changes in unrealized gains (losses) on investments	57,457	56,147	(20,598)
Net increase (decrease) in net assets resulting from operations	$61,987	$62,625	$(17,134)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$4,074	$5,643	$3,024	$1,922	$3,915	$2,456
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	4,074	5,643	3,024	1,922	3,915	2,456
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	17,833	9,735	5,014	10,235	7,066	5,193
Realized gains (losses) on sale of investments	9,859	5,694	8,456	15,226	6,247	5,282
Net realized gains (losses)	27,692	15,429	13,470	25,461	13,313	10,475
Change in unrealized gains (losses) on investments	46,275	51,562	(41,836)	12,909	38,724	(34,149)
Net realized and changes in unrealized gains (losses) on investments	73,967	66,991	(28,366)	38,370	52,037	(23,674)
Net increase (decrease) in net assets resulting from operations	$78,041	$72,634	$(25,342)	$40,292	$55,952	$(21,218)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Government Money Market Division
	2020	2019	2018
Investment Income:
Dividends	$14,310	$78,815	$56,758
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	14,310	78,815	56,758
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	—	—	—
Net realized gains (losses)	—	—	—
Change in unrealized gains (losses) on investments	—	—	—
Net realized and changes in unrealized gains (losses) on investments	—	—	—
Net increase (decrease) in net assets resulting from operations	$14,310	$78,815	$56,758

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Fidelity® VIP High Income Division			Fidelity® VIP Investment Grade Bond Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$22,778	$22,492	$28,272	$1,339	$17,697	$28,459
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	22,778	22,492	28,272	1,339	17,697	28,459
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	47	—	7,286
Realized gains (losses) on sale of investments	(329)	(8,256)	(649)	17,576	(9,542)	(1,484)
Net realized gains (losses)	(329)	(8,256)	(649)	17,623	(9,542)	5,802
Change in unrealized gains (losses) on investments	(7,991)	48,742	(43,948)	(4,476)	64,066	(41,933)
Net realized and changes in unrealized gains (losses) on investments	(8,320)	40,486	(44,597)	13,147	54,524	(36,131)
Net increase (decrease) in net assets resulting from operations	$14,458	$62,978	$(16,325)	$14,486	$72,221	$(7,672)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2020	2019	2018
Investment Income:
Dividends	$985	$1,650	$1,054
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	985	1,650	1,054
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	26,301	23,976
Realized gains (losses) on sale of investments	(1,177)	(46)	5,031
Net realized gains (losses)	(1,177)	26,255	29,007
Change in unrealized gains (losses) on investments	44,127	20,941	(65,288)
Net realized and changes in unrealized gains (losses) on investments	42,950	47,196	(36,281)
Net increase (decrease) in net assets resulting from operations	$43,935	$48,846	$(35,227)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	FTVIPT Franklin Income VIP Division			FTVIPT Franklin Mutual Global Discovery VIP Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$615	$2,119	$2,119	$14,742	$11,418	$16,822
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	615	2,119	2,119	14,742	11,418	16,822
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9	640	—	11,808	71,726	8,912
Realized gains (losses) on sale of investments	(530)	1,952	5,563	(3,099)	(13,785)	(775)
Net realized gains (losses)	(521)	2,592	5,563	8,709	57,941	8,137
Change in unrealized gains (losses) on investments	(738)	3,455	(10,139)	(44,312)	77,099	(108,582)
Net realized and changes in unrealized gains (losses) on investments	(1,259)	6,047	(4,576)	(35,603)	135,040	(100,445)
Net increase (decrease) in net assets resulting from operations	$(644)	$8,166	$(2,457)	$(20,861)	$146,458	$(83,623)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Mutual Shares VIP Division
	2020	2019	2018
Investment Income:
Dividends	$2,376	$1,632	$2,853
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	2,376	1,632	2,853
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,303	8,727	4,442
Realized gains (losses) on sale of investments	(2,596)	(2,853)	(352)
Net realized gains (losses)	707	5,874	4,090
Change in unrealized gains (losses) on investments	(5,735)	12,534	(17,095)
Net realized and changes in unrealized gains (losses) on investments	(5,028)	18,408	(13,005)
Net increase (decrease) in net assets resulting from operations	$(2,652)	$20,040	$(10,152)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	FTVIPT Templeton Foreign VIP Division			FTVIPT Templeton Global Bond VIP Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$208,928	$135,594	$219,516	$82,669	$67,748	$—
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	208,928	135,594	219,516	82,669	67,748	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	69,198	—	—	—	—
Realized gains (losses) on sale of investments	(186,933)	(44,427)	137,505	(7,039)	322	(1,042)
Net realized gains (losses)	(186,933)	24,771	137,505	(7,039)	322	(1,042)
Change in unrealized gains (losses) on investments	2,570	684,100	(1,579,348)	(127,688)	(49,912)	19,604
Net realized and changes in unrealized gains (losses) on investments	(184,363)	708,871	(1,441,843)	(134,727)	(49,590)	18,562
Net increase (decrease) in net assets resulting from operations	$24,565	$844,465	$(1,222,327)	$(52,058)	$18,158	$18,562

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Goldman Sachs Small Cap Equity Insights Division
	2020	2019	2018
Investment Income:
Dividends	$46	$35	$37
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	46	35	37
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	283	156	1,104
Realized gains (losses) on sale of investments	39	(138)	144
Net realized gains (losses)	322	18	1,248
Change in unrealized gains (losses) on investments	5,290	1,566	(1,847)
Net realized and changes in unrealized gains (losses) on investments	5,612	1,584	(599)
Net increase (decrease) in net assets resulting from operations	$5,658	$1,619	$(562)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Invesco V.I. Comstock Division			Invesco V.I. International Growth Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$14,525	$10,095	$10,995	$9,489	$5,657	$7,440
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	14,525	10,095	10,995	9,489	5,657	7,440
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	18,060	77,087	75,626	9,142	22,850	2,520
Realized gains (losses) on sale of investments	(1,416)	417	45,604	2,354	4,744	2,195
Net realized gains (losses)	16,644	77,504	121,230	11,496	27,594	4,715
Change in unrealized gains (losses) on investments	(25,474)	32,442	(184,052)	38,391	56,665	(67,377)
Net realized and changes in unrealized gains (losses) on investments	(8,830)	109,946	(62,822)	49,887	84,259	(62,662)
Net increase (decrease) in net assets resulting from operations	$5,695	$120,041	$(51,827)	$59,376	$89,916	$(55,222)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Balanced Division
	2020	2019	2018
Investment Income:
Dividends	$22,288	$22,745	$23,404
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	22,288	22,745	23,404
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	22,237	35,536	33,075
Realized gains (losses) on sale of investments	14,739	29,699	6,353
Net realized gains (losses)	36,976	65,235	39,428
Change in unrealized gains (losses) on investments	141,774	195,105	(64,594)
Net realized and changes in unrealized gains (losses) on investments	178,750	260,340	(25,166)
Net increase (decrease) in net assets resulting from operations	$201,038	$283,085	$(1,762)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Janus Henderson Enterprise Division			Janus Henderson Forty Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$—	$204	$446	$893	$97	$—
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	—	204	446	893	97	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,706	23,873	20,616	40,925	34,059	51,565
Realized gains (losses) on sale of investments	34,665	11,008	16,295	89,284	786	812
Net realized gains (losses)	61,371	34,881	36,911	130,209	34,845	52,377
Change in unrealized gains (losses) on investments	1,322	82,268	(40,219)	49,782	88,897	(46,227)
Net realized and changes in unrealized gains (losses) on investments	62,693	117,149	(3,308)	179,991	123,742	6,150
Net increase (decrease) in net assets resulting from operations	$62,693	$117,353	$(2,862)	$180,884	$123,839	$6,150

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Research Division
	2020	2019	2018
Investment Income:
Dividends	$1,968	$1,819	$1,975
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	1,968	1,819	1,975
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	38,072	40,577	17,143
Realized gains (losses) on sale of investments	4,850	8,576	4,135
Net realized gains (losses)	42,922	49,153	21,278
Change in unrealized gains (losses) on investments	96,036	65,232	(31,506)
Net realized and changes in unrealized gains (losses) on investments	138,958	114,385	(10,228)
Net increase (decrease) in net assets resulting from operations	$140,926	$116,204	$(8,253)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	MFS® VIT Global Equity Division			MFS® VIT New Discovery Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$1,162	$412	$2,659	$—	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	1,162	412	2,659	—	—	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,613	2,895	16,597	2,796	4,660	3,132
Realized gains (losses) on sale of investments	242	139	57,295	180	942	277
Net realized gains (losses)	4,855	3,034	73,892	2,976	5,602	3,409
Change in unrealized gains (losses) on investments	9,767	11,154	(71,225)	7,845	2,141	(3,646)
Net realized and changes in unrealized gains (losses) on investments	14,622	14,188	2,667	10,821	7,743	(237)
Net increase (decrease) in net assets resulting from operations	$15,784	$14,600	$5,326	$10,821	$7,743	$(237)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	MFS® VIT II High Yield Division
	2020	2019	2018
Investment Income:
Dividends	$8,931	$8,930	$8,422
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	8,931	8,930	8,422
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(285)	(222)	(212)
Net realized gains (losses)	(285)	(222)	(212)
Change in unrealized gains (losses) on investments	(661)	12,834	(13,260)
Net realized and changes in unrealized gains (losses) on investments	(946)	12,612	(13,472)
Net increase (decrease) in net assets resulting from operations	$7,985	$21,542	$(5,050)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Morgan Stanley VIF Emerging Markets Debt Division			Morgan Stanley VIF Emerging Markets Equity Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$30,772	$52,530	$86,325	$49,411	$50,609	$15,121
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	30,772	52,530	86,325	49,411	50,609	15,121
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	59,959	326,042	—
Realized gains (losses) on sale of investments	(63,119)	(25,748)	(84,029)	11,454	(12,040)	37,607
Net realized gains (losses)	(63,119)	(25,748)	(84,029)	71,413	314,002	37,607
Change in unrealized gains (losses) on investments	42,820	107,048	(126,520)	512,919	424,306	(717,637)
Net realized and changes in unrealized gains (losses) on investments	(20,299)	81,300	(210,549)	584,332	738,308	(680,030)
Net increase (decrease) in net assets resulting from operations	$10,473	$133,830	$(124,224)	$633,743	$788,917	$(664,909)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT All Asset Division
	2020	2019	2018
Investment Income:
Dividends	$2,645	$2,217	$4,773
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	2,645	2,217	4,773
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(4,167)	(3,753)	(152)
Net realized gains (losses)	(4,167)	(3,753)	(152)
Change in unrealized gains (losses) on investments	21	12,666	(12,773)
Net realized and changes in unrealized gains (losses) on investments	(4,146)	8,913	(12,925)
Net increase (decrease) in net assets resulting from operations	$(1,501)	$11,130	$(8,152)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2020, 2019 and 2018
	PIMCO VIT CommodityRealReturn® Strategy Division			PIMCO VIT Low Duration Division
	2020	2019	2018	2020	2019	2018
Investment Income:
Dividends	$1,576	$1,113	$503	$10,732	$25,038	$18,308
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	1,576	1,113	503	10,732	25,038	18,308
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—	—
Realized gains (losses) on sale of investments	(3,179)	(679)	(347)	(334)	(3,978)	(478)
Net realized gains (losses)	(3,179)	(679)	(347)	(334)	(3,978)	(478)
Change in unrealized gains (losses) on investments	2,517	2,187	(3,284)	16,064	14,745	(14,452)
Net realized and changes in unrealized gains (losses) on investments	(662)	1,508	(3,631)	15,730	10,767	(14,930)
Net increase (decrease) in net assets resulting from operations	$914	$2,621	$(3,128)	$26,462	$35,805	$3,378

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Pioneer Mid Cap Value VCT Division
	2020	2019	2018
Investment Income:
Dividends	$153	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	153	—	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	407	—	—
Realized gains (losses) on sale of investments	(8)	—	—
Net realized gains (losses)	399	—	—
Change in unrealized gains (losses) on investments	42	241	—
Net realized and changes in unrealized gains (losses) on investments	441	241	—
Net increase (decrease) in net assets resulting from operations	$594	$241	$—

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS — (Concluded)

For the years ended December 31, 2020, 2019 and 2018

	Putnam VT International Value Division			Royce Micro-Cap Division
	2020 (b)	2019	2018	2020	2019	2018
Investment Income:
Dividends	$134	$154	$124	$—	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	134	154	124	—	—	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	79	323	—	186	1,056	519
Realized gains (losses) on sale of investments	(1,598)	(110)	71	(15)	(5)	(33)
Net realized gains (losses)	(1,519)	213	71	171	1,051	486
Change in unrealized gains (losses) on investments	(27)	568	(1,236)	2,620	898	(1,513)
Net realized and changes in unrealized gains (losses) on investments	(1,546)	781	(1,165)	2,791	1,949	(1,027)
Net increase (decrease) in net assets resulting from operations	$(1,412)	$935	$(1,041)	$2,791	$1,949	$(1,027)

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Royce Small-Cap Division
	2020	2019	2018
Investment Income:
Dividends	$126	$100	$116
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	126	100	116
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	229	1,787	190
Realized gains (losses) on sale of investments	(571)	(98)	(35)
Net realized gains (losses)	(342)	1,689	155
Change in unrealized gains (losses) on investments	(864)	695	(1,492)
Net realized and changes in unrealized gains (losses) on investments	(1,206)	2,384	(1,337)
Net increase (decrease) in net assets resulting from operations	$(1,080)	$2,484	$(1,221)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2020, 2019 and 2018

	AB VPS Global Thematic Growth Division			AB VPS Intermediate Bond Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$166	$62	$—	$5,039	$4,181	$1,502
Net realized gains (losses)	3,720	7,631	255	(26)	(547)	2,000
Change in unrealized gains (losses) on investments	9,146	1,729	(3,771)	3,697	8,336	(3,792)
Net increase (decrease) in net assets resulting from operations	13,032	9,422	(3,516)	8,710	11,970	(290)
Policy Transactions:
Premium payments received from Policy owners	1,269	1,269	1,269	644	644	644
Net transfers (including fixed account)	217	—	29	(2,981)	1,390	79,043
Policy charges	(741)	(835)	(790)	(2,312)	(2,554)	(2,284)
Transfers for Policy benefits and terminations	—	(9,863)	—	(1)	(5,959)	(1)
Net increase (decrease) in net assets resulting from Policy transactions	745	(9,429)	508	(4,650)	(6,479)	77,402
Net increase (decrease) in net assets	13,777	(7)	(3,008)	4,060	5,491	77,112
Net Assets:
Beginning of year	31,660	31,667	34,675	158,911	153,420	76,308
End of year	$45,437	$31,660	$31,667	$162,971	$158,911	$153,420

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	American Funds® Bond Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$147,903	$162,862	$134,370
Net realized gains (losses)	154,426	15,843	(50,415)
Change in unrealized gains (losses) on investments	363,271	366,899	(150,359)
Net increase (decrease) in net assets resulting from operations	665,600	545,604	(66,404)
Policy Transactions:
Premium payments received from Policy owners	459,701	504,610	555,280
Net transfers (including fixed account)	863,960	902,936	(631,291)
Policy charges	(343,305)	(329,505)	(322,021)
Transfers for Policy benefits and terminations	(598,459)	(463,660)	(527,467)
Net increase (decrease) in net assets resulting from Policy transactions	381,897	614,381	(925,499)
Net increase (decrease) in net assets	1,047,497	1,159,985	(991,903)
Net Assets:
Beginning of year	6,856,016	5,696,031	6,687,934
End of year	$7,903,513	$6,856,016	$5,696,031

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$37,611	$29,519	$(27,220)	$566,198	$1,363,259	$698,492
Net realized gains (losses)	5,952,577	5,432,836	4,392,732	15,643,297	25,197,422	24,925,963
Change in unrealized gains (losses) on investments	15,651,566	13,829,624	(11,769,834)	93,055,316	28,236,428	(24,996,188)
Net increase (decrease) in net assets resulting from operations	21,641,754	19,291,979	(7,404,322)	109,264,811	54,797,109	628,267
Policy Transactions:
Premium payments received from Policy owners	3,669,838	3,933,321	4,258,017	8,352,874	8,690,152	9,272,427
Net transfers (including fixed account)	(3,410,636)	(1,689,820)	(343,468)	(7,920,909)	(3,398,833)	(3,230,540)
Policy charges	(3,172,577)	(3,262,145)	(3,387,233)	(9,681,621)	(8,977,904)	(9,188,345)
Transfers for Policy benefits and terminations	(2,957,495)	(4,751,126)	(4,953,677)	(11,796,541)	(12,956,709)	(12,764,495)
Net increase (decrease) in net assets resulting from Policy transactions	(5,870,870)	(5,769,770)	(4,426,361)	(21,046,197)	(16,643,294)	(15,910,953)
Net increase (decrease) in net assets	15,770,884	13,522,209	(11,830,683)	88,218,614	38,153,815	(15,282,686)
Net Assets:
Beginning of year	77,030,169	63,507,960	75,338,643	223,225,743	185,071,928	200,354,614
End of year	$92,801,053	$77,030,169	$63,507,960	$311,444,357	$223,225,743	$185,071,928

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,577,350	$1,919,534	$1,584,237
Net realized gains (losses)	4,636,524	13,804,840	10,554,249
Change in unrealized gains (losses) on investments	10,074,027	12,081,513	(13,751,075)
Net increase (decrease) in net assets resulting from operations	16,287,901	27,805,887	(1,612,589)
Policy Transactions:
Premium payments received from Policy owners	5,296,613	5,568,468	5,941,744
Net transfers (including fixed account)	(1,420,840)	(948,002)	(1,373,890)
Policy charges	(5,438,173)	(5,669,052)	(5,836,042)
Transfers for Policy benefits and terminations	(5,475,932)	(6,854,289)	(7,740,945)
Net increase (decrease) in net assets resulting from Policy transactions	(7,038,332)	(7,902,875)	(9,009,133)
Net increase (decrease) in net assets	9,249,569	19,903,012	(10,621,722)
Net Assets:
Beginning of year	129,723,950	109,820,938	120,442,660
End of year	$138,973,519	$129,723,950	$109,820,938

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	American Funds® High-Income Bond Division			American Funds® International Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,735	$2,102	$530	$13,039	$28,874	$33,657
Net realized gains (losses)	(20)	(4)	(7)	(3,558)	36,189	88,851
Change in unrealized gains (losses) on investments	195	343	(720)	280,912	343,260	(417,075)
Net increase (decrease) in net assets resulting from operations	3,910	2,441	(197)	290,393	408,323	(294,567)
Policy Transactions:
Premium payments received from Policy owners	—	—	—	71,809	59,659	48,327
Net transfers (including fixed account)	11,087	23,633	—	(19,738)	(74,875)	1,521,821
Policy charges	(492)	(325)	(169)	(57,365)	(61,778)	(40,694)
Transfers for Policy benefits and terminations	(24)	—	—	(70,869)	(62,117)	(51,108)
Net increase (decrease) in net assets resulting from Policy transactions	10,571	23,308	(169)	(76,163)	(139,111)	1,478,346
Net increase (decrease) in net assets	14,481	25,749	(366)	214,230	269,212	1,183,779
Net Assets:
Beginning of year	34,035	8,286	8,652	2,106,276	1,837,064	653,285
End of year	$48,516	$34,035	$8,286	$2,320,506	$2,106,276	$1,837,064

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	American Funds® U.S. Government/AAA-Rated Securities Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,157	$1,186	$975
Net realized gains (losses)	1,408	(20)	(138)
Change in unrealized gains (losses) on investments	3,212	1,822	(457)
Net increase (decrease) in net assets resulting from operations	5,777	2,988	380
Policy Transactions:
Premium payments received from Policy owners	1,295	3,423	1,331
Net transfers (including fixed account)	1	1	13
Policy charges	(2,043)	(1,823)	(1,609)
Transfers for Policy benefits and terminations	—	—	—
Net increase (decrease) in net assets resulting from Policy transactions	(747)	1,601	(265)
Net increase (decrease) in net assets	5,030	4,589	115
Net Assets:
Beginning of year	59,401	54,812	54,697
End of year	$64,431	$59,401	$54,812

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI AB Global Dynamic Allocation Division			BHFTI American Funds® Balanced Allocation Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,547	$2,929	$1,338	$25,148	$27,411	$21,884
Net realized gains (losses)	5,432	2,079	601	90,649	92,845	67,751
Change in unrealized gains (losses) on investments	(1,285)	8,823	(7,744)	83,599	117,054	(138,831)
Net increase (decrease) in net assets resulting from operations	5,694	13,831	(5,805)	199,396	237,310	(49,196)
Policy Transactions:
Premium payments received from Policy owners	10,385	11,573	14,086	119,093	130,668	127,551
Net transfers (including fixed account)	5,802	2,118	2,399	2,561	(8,786)	(14,157)
Policy charges	(8,752)	(8,744)	(8,963)	(60,853)	(80,178)	(85,731)
Transfers for Policy benefits and terminations	(19)	(4,847)	(3,669)	(217,869)	(12,849)	(15,339)
Net increase (decrease) in net assets resulting from Policy transactions	7,416	100	3,853	(157,068)	28,855	12,324
Net increase (decrease) in net assets	13,110	13,931	(1,952)	42,328	266,165	(36,872)
Net Assets:
Beginning of year	91,680	77,749	79,701	1,445,605	1,179,440	1,216,312
End of year	$104,790	$91,680	$77,749	$1,487,933	$1,445,605	$1,179,440

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Allocation Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$41,435	$41,457	$33,504
Net realized gains (losses)	167,789	190,419	144,757
Change in unrealized gains (losses) on investments	182,488	243,425	(302,410)
Net increase (decrease) in net assets resulting from operations	391,712	475,301	(124,149)
Policy Transactions:
Premium payments received from Policy owners	178,040	219,011	277,431
Net transfers (including fixed account)	(22,973)	(24,102)	(5,838)
Policy charges	(127,932)	(137,893)	(153,134)
Transfers for Policy benefits and terminations	(41,409)	(427,510)	(137,497)
Net increase (decrease) in net assets resulting from Policy transactions	(14,274)	(370,494)	(19,038)
Net increase (decrease) in net assets	377,438	104,807	(143,187)
Net Assets:
Beginning of year	2,246,552	2,141,745	2,284,932
End of year	$2,623,990	$2,246,552	$2,141,745

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI American Funds® Moderate Allocation Division			BHFTI AQR Global Risk Balanced Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$36,375	$34,529	$30,889	$4,229	$4,902	$581
Net realized gains (losses)	74,474	80,295	68,645	16,363	(1,016)	11,086
Change in unrealized gains (losses) on investments	104,275	117,199	(144,806)	(14,639)	25,631	(21,378)
Net increase (decrease) in net assets resulting from operations	215,124	232,023	(45,272)	5,953	29,517	(9,711)
Policy Transactions:
Premium payments received from Policy owners	229,783	247,288	259,339	24,202	27,800	29,791
Net transfers (including fixed account)	(9,955)	398	(68,869)	1,233	(1,011)	(13,114)
Policy charges	(116,131)	(122,964)	(130,196)	(13,414)	(13,910)	(14,754)
Transfers for Policy benefits and terminations	(144,261)	(142,966)	(46,457)	(3,439)	(3,088)	(8,516)
Net increase (decrease) in net assets resulting from Policy transactions	(40,564)	(18,244)	13,817	8,582	9,791	(6,593)
Net increase (decrease) in net assets	174,560	213,779	(31,455)	14,535	39,308	(16,304)
Net Assets:
Beginning of year	1,627,630	1,413,851	1,445,306	184,175	144,867	161,171
End of year	$1,802,190	$1,627,630	$1,413,851	$198,710	$184,175	$144,867

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI BlackRock Global Tactical Strategies Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,842	$1,019	$6,588
Net realized gains (losses)	48,443	166	30,841
Change in unrealized gains (losses) on investments	(26,273)	92,537	(70,520)
Net increase (decrease) in net assets resulting from operations	31,012	93,722	(33,091)
Policy Transactions:
Premium payments received from Policy owners	79,537	80,376	83,111
Net transfers (including fixed account)	12,569	12,738	(10,010)
Policy charges	(27,442)	(28,052)	(28,152)
Transfers for Policy benefits and terminations	(8,904)	(12,344)	(14,037)
Net increase (decrease) in net assets resulting from Policy transactions	55,760	52,718	30,912
Net increase (decrease) in net assets	86,772	146,440	(2,179)
Net Assets:
Beginning of year	567,933	421,493	423,672
End of year	$654,705	$567,933	$421,493

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI Brighthouse Balanced Plus Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$335,713	$422,985	$306,991	$10,930	$8,336	$6,389
Net realized gains (losses)	2,615,526	2,699,583	1,219,272	44,342	(708)	34,263
Change in unrealized gains (losses) on investments	1,910,725	2,812,582	(3,976,492)	(3,455)	78,503	(69,687)
Net increase (decrease) in net assets resulting from operations	4,861,964	5,935,150	(2,450,229)	51,817	86,131	(29,035)
Policy Transactions:
Premium payments received from Policy owners	1,701,383	1,818,543	2,088,452	54,689	61,680	64,922
Net transfers (including fixed account)	(442,388)	(1,226,029)	(212,878)	(17,443)	360	(830)
Policy charges	(1,015,799)	(1,071,709)	(1,139,508)	(41,157)	(42,544)	(42,490)
Transfers for Policy benefits and terminations	(1,499,376)	(1,894,123)	(983,737)	(41,254)	(7,853)	(24,908)
Net increase (decrease) in net assets resulting from Policy transactions	(1,256,180)	(2,373,318)	(247,671)	(45,165)	11,643	(3,306)
Net increase (decrease) in net assets	3,605,784	3,561,832	(2,697,900)	6,652	97,774	(32,341)
Net Assets:
Beginning of year	26,239,390	22,677,558	25,375,458	463,179	365,405	397,746
End of year	$29,845,174	$26,239,390	$22,677,558	$469,831	$463,179	$365,405

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Small Cap Value Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,871	$8,105	$7,790
Net realized gains (losses)	33,181	82,688	45,845
Change in unrealized gains (losses) on investments	(40,130)	159,172	(239,971)
Net increase (decrease) in net assets resulting from operations	3,922	249,965	(186,336)
Policy Transactions:
Premium payments received from Policy owners	45,996	47,485	13,680
Net transfers (including fixed account)	318	(178,028)	343,067
Policy charges	(13,500)	(15,289)	(13,611)
Transfers for Policy benefits and terminations	—	(25,577)	(15,355)
Net increase (decrease) in net assets resulting from Policy transactions	32,814	(171,409)	327,781
Net increase (decrease) in net assets	36,736	78,556	141,445
Net Assets:
Beginning of year	1,006,269	927,713	786,268
End of year	$1,043,005	$1,006,269	$927,713

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division			BHFTI Brighthouse/Templeton International Bond Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$30,345	$25,684	$25,457	$18,837	$23,805	$—
Net realized gains (losses)	(2,163)	8,040	5,756	(8,714)	217	(2,152)
Change in unrealized gains (losses) on investments	393,658	228,830	(176,226)	(27,667)	(20,553)	5,338
Net increase (decrease) in net assets resulting from operations	421,840	262,554	(145,013)	(17,544)	3,469	3,186
Policy Transactions:
Premium payments received from Policy owners	98,163	126,985	87,159	35,097	37,502	41,073
Net transfers (including fixed account)	(75,497)	105,430	423,997	13,024	35,146	(2,258)
Policy charges	(38,674)	(42,996)	(37,856)	(20,753)	(21,925)	(21,574)
Transfers for Policy benefits and terminations	—	(27,681)	(17,592)	(8,518)	(7,897)	(14,529)
Net increase (decrease) in net assets resulting from Policy transactions	(16,008)	161,738	455,708	18,850	42,826	2,712
Net increase (decrease) in net assets	405,832	424,292	310,695	1,306	46,295	5,898
Net Assets:
Beginning of year	1,613,170	1,188,878	878,183	303,898	257,603	251,705
End of year	$2,019,002	$1,613,170	$1,188,878	$305,204	$303,898	$257,603

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Wellington Large Cap Research Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,057,045	$2,957,079	$2,393,015
Net realized gains (losses)	37,156,301	59,055,314	60,364,967
Change in unrealized gains (losses) on investments	63,257,826	61,834,004	(90,699,272)
Net increase (decrease) in net assets resulting from operations	103,471,172	123,846,397	(27,941,290)
Policy Transactions:
Premium payments received from Policy owners	20,918,935	21,717,650	22,836,479
Net transfers (including fixed account)	(1,143,172)	(3,260,747)	(860,112)
Policy charges	(24,441,731)	(25,057,714)	(25,513,033)
Transfers for Policy benefits and terminations	(20,185,365)	(23,655,593)	(22,647,762)
Net increase (decrease) in net assets resulting from Policy transactions	(24,851,333)	(30,256,404)	(26,184,428)
Net increase (decrease) in net assets	78,619,839	93,589,993	(54,125,718)
Net Assets:
Beginning of year	499,000,336	405,410,343	459,536,061
End of year	$577,620,175	$499,000,336	$405,410,343

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Clarion Global Real Estate Division			BHFTI Harris Oakmark International Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,147,509	$896,717	$1,668,370	$1,127,646	$911,026	$808,643
Net realized gains (losses)	77,188	102,738	(37,998)	(177,207)	2,633,669	1,991,616
Change in unrealized gains (losses) on investments	(2,720,655)	5,116,259	(4,019,685)	1,704,944	5,117,038	(14,097,059)
Net increase (decrease) in net assets resulting from operations	(1,495,958)	6,115,714	(2,389,313)	2,655,383	8,661,733	(11,296,800)
Policy Transactions:
Premium payments received from Policy owners	1,581,826	1,684,287	1,824,839	2,151,163	2,324,216	2,642,563
Net transfers (including fixed account)	(1,036,383)	(136,008)	(1,472,469)	(1,731,567)	(715,948)	1,028,435
Policy charges	(1,088,918)	(1,320,872)	(1,287,017)	(1,513,660)	(1,728,259)	(1,931,322)
Transfers for Policy benefits and terminations	(1,172,357)	(1,793,340)	(1,628,214)	(1,351,175)	(2,481,689)	(2,618,337)
Net increase (decrease) in net assets resulting from Policy transactions	(1,715,832)	(1,565,933)	(2,562,861)	(2,445,239)	(2,601,680)	(878,661)
Net increase (decrease) in net assets	(3,211,790)	4,549,781	(4,952,174)	210,144	6,060,053	(12,175,461)
Net Assets:
Beginning of year	29,628,630	25,078,849	30,031,023	42,162,984	36,102,931	48,278,392
End of year	$26,416,840	$29,628,630	$25,078,849	$42,373,128	$42,162,984	$36,102,931

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Balanced-Risk Allocation Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,869	$—	$716
Net realized gains (losses)	3,564	(81)	3,726
Change in unrealized gains (losses) on investments	609	8,923	(8,568)
Net increase (decrease) in net assets resulting from operations	8,042	8,842	(4,126)
Policy Transactions:
Premium payments received from Policy owners	10,742	10,796	13,267
Net transfers (including fixed account)	423	1,041	(1,713)
Policy charges	(5,869)	(5,742)	(6,431)
Transfers for Policy benefits and terminations	—	(1)	(9,543)
Net increase (decrease) in net assets resulting from Policy transactions	5,296	6,094	(4,420)
Net increase (decrease) in net assets	13,338	14,936	(8,546)
Net Assets:
Beginning of year	70,629	55,693	64,239
End of year	$83,967	$70,629	$55,693

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Invesco Global Equity Division			BHFTI Invesco Small Cap Growth Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$389,858	$457,213	$582,437	$(3,242)	$(9,658)	$(9,936)
Net realized gains (losses)	2,095,511	8,606,225	7,631,854	529,157	1,106,465	1,030,585
Change in unrealized gains (losses) on investments	14,028,107	6,426,053	(15,951,838)	3,751,662	530,138	(1,648,375)
Net increase (decrease) in net assets resulting from operations	16,513,476	15,489,491	(7,737,547)	4,277,577	1,626,945	(627,726)
Policy Transactions:
Premium payments received from Policy owners	2,904,758	3,026,150	3,151,957	331,678	338,922	368,523
Net transfers (including fixed account)	(2,525,004)	(1,762,778)	274,573	412,268	(183,134)	29,855
Policy charges	(2,196,743)	(2,260,272)	(2,359,816)	(289,758)	(292,600)	(314,670)
Transfers for Policy benefits and terminations	(2,789,005)	(3,403,128)	(3,741,907)	(484,382)	(558,343)	(482,626)
Net increase (decrease) in net assets resulting from Policy transactions	(4,605,994)	(4,400,028)	(2,675,193)	(30,194)	(695,155)	(398,918)
Net increase (decrease) in net assets	11,907,482	11,089,463	(10,412,740)	4,247,383	931,790	(1,026,644)
Net Assets:
Beginning of year	61,706,401	50,616,938	61,029,678	7,743,564	6,811,774	7,838,418
End of year	$73,613,883	$61,706,401	$50,616,938	$11,990,947	$7,743,564	$6,811,774

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Global Active Allocation Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,958	$6,307	$4,106
Net realized gains (losses)	5,266	1,202	14,148
Change in unrealized gains (losses) on investments	12,671	24,387	(35,582)
Net increase (decrease) in net assets resulting from operations	21,895	31,896	(17,328)
Policy Transactions:
Premium payments received from Policy owners	18,739	34,300	35,221
Net transfers (including fixed account)	4,307	(73,534)	(16,476)
Policy charges	(17,668)	(21,233)	(26,846)
Transfers for Policy benefits and terminations	(1,760)	(4,201)	(12,266)
Net increase (decrease) in net assets resulting from Policy transactions	3,618	(64,668)	(20,367)
Net increase (decrease) in net assets	25,513	(32,772)	(37,695)
Net Assets:
Beginning of year	180,493	213,265	250,960
End of year	$206,006	$180,493	$213,265

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI JPMorgan Small Cap Value Division			BHFTI Loomis Sayles Global Allocation Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,026	$6,510	$6,199	$4,593	$7,435	$7,771
Net realized gains (losses)	(4,871)	42,503	27,341	34,869	41,066	51,666
Change in unrealized gains (losses) on investments	72,298	23,626	(83,319)	37,680	51,557	(79,434)
Net increase (decrease) in net assets resulting from operations	74,453	72,639	(49,779)	77,142	100,058	(19,997)
Policy Transactions:
Premium payments received from Policy owners	33,963	36,140	46,398	47,705	59,669	72,986
Net transfers (including fixed account)	46,034	96,207	(55,674)	5,872	1,995	(91,243)
Policy charges	(26,930)	(26,937)	(28,010)	(24,840)	(25,588)	(31,286)
Transfers for Policy benefits and terminations	(7,325)	(14,860)	(2,161)	(3,334)	(27,812)	(29,422)
Net increase (decrease) in net assets resulting from Policy transactions	45,742	90,550	(39,447)	25,403	8,264	(78,965)
Net increase (decrease) in net assets	120,195	163,189	(89,226)	102,545	108,322	(98,962)
Net Assets:
Beginning of year	517,568	354,379	443,605	458,663	350,341	449,303
End of year	$637,763	$517,568	$354,379	$561,208	$458,663	$350,341

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Growth Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$345,842	$402,868	$323,660
Net realized gains (losses)	16,731,527	6,461,674	3,834,886
Change in unrealized gains (losses) on investments	(3,812,485)	1,909,460	(6,744,510)
Net increase (decrease) in net assets resulting from operations	13,264,884	8,774,002	(2,585,964)
Policy Transactions:
Premium payments received from Policy owners	2,198,856	2,405,776	2,669,117
Net transfers (including fixed account)	(1,624,763)	(910,276)	(1,098,421)
Policy charges	(2,015,269)	(2,006,189)	(2,141,566)
Transfers for Policy benefits and terminations	(2,248,730)	(2,330,394)	(3,262,306)
Net increase (decrease) in net assets resulting from Policy transactions	(3,689,906)	(2,841,083)	(3,833,176)
Net increase (decrease) in net assets	9,574,978	5,932,919	(6,419,140)
Net Assets:
Beginning of year	44,014,963	38,082,044	44,501,184
End of year	$53,589,941	$44,014,963	$38,082,044
The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI MetLife Multi-Index Targeted Risk Division			BHFTI MFS® Research International Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,135	$3,660	$2,857	$423,466	$259,139	$385,315
Net realized gains (losses)	16,750	195	11,831	1,072,968	957,108	430,859
Change in unrealized gains (losses) on investments	(8,247)	29,440	(26,654)	1,198,690	3,282,254	(3,418,696)
Net increase (decrease) in net assets resulting from operations	12,638	33,295	(11,966)	2,695,124	4,498,501	(2,602,522)
Policy Transactions:
Premium payments received from Policy owners	20,267	19,935	21,109	800,069	845,109	914,864
Net transfers (including fixed account)	1,101	182	(5,605)	1,564,323	(61,003)	(1,053,903)
Policy charges	(15,693)	(15,592)	(15,736)	(627,613)	(765,516)	(778,814)
Transfers for Policy benefits and terminations	(1,558)	(168)	(11,817)	(553,495)	(1,095,738)	(960,627)
Net increase (decrease) in net assets resulting from Policy transactions	4,117	4,357	(12,049)	1,183,284	(1,077,148)	(1,878,480)
Net increase (decrease) in net assets	16,755	37,652	(24,015)	3,878,408	3,421,353	(4,481,002)
Net Assets:
Beginning of year	190,385	152,733	176,748	19,669,707	16,248,354	20,729,356
End of year	$207,140	$190,385	$152,733	$23,548,115	$19,669,707	$16,248,354

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,574,613)	$(994,679)	$(850,555)
Net realized gains (losses)	96,436,613	69,763,510	59,401,731
Change in unrealized gains (losses) on investments	401,073,569	33,805,835	(32,615,883)
Net increase (decrease) in net assets resulting from operations	495,935,569	102,574,666	25,935,293
Policy Transactions:
Premium payments received from Policy owners	15,001,183	15,481,836	15,903,068
Net transfers (including fixed account)	(11,322,932)	(1,772,966)	(1,500,555)
Policy charges	(18,629,819)	(15,584,046)	(14,469,164)
Transfers for Policy benefits and terminations	(24,953,869)	(19,888,869)	(15,081,357)
Net increase (decrease) in net assets resulting from Policy transactions	(39,905,437)	(21,764,045)	(15,148,008)
Net increase (decrease) in net assets	456,030,132	80,810,621	10,787,285
Net Assets:
Beginning of year	339,317,318	258,506,697	247,719,412
End of year	$795,347,450	$339,317,318	$258,506,697

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI PanAgora Global Diversified Risk Division			BHFTI PIMCO Inflation Protected Bond Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$25	$18	$—	$284,924	$338,397	$171,877
Net realized gains (losses)	55	6	23	(23,411)	(70,827)	(178,843)
Change in unrealized gains (losses) on investments	18	81	(46)	837,367	505,478	(228,280)
Net increase (decrease) in net assets resulting from operations	98	105	(23)	1,098,880	773,048	(235,246)
Policy Transactions:
Premium payments received from Policy owners	230	306	230	611,152	680,856	744,228
Net transfers (including fixed account)	—	—	—	231,386	405,170	(147,599)
Policy charges	(147)	(142)	(128)	(536,700)	(542,607)	(571,093)
Transfers for Policy benefits and terminations	—	(1)	(1)	(539,085)	(795,658)	(681,485)
Net increase (decrease) in net assets resulting from Policy transactions	83	163	101	(233,247)	(252,239)	(655,949)
Net increase (decrease) in net assets	181	268	78	865,633	520,809	(891,195)
Net Assets:
Beginning of year	674	406	328	9,924,534	9,403,725	10,294,920
End of year	$855	$674	$406	$10,790,167	$9,924,534	$9,403,725

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,962,904	$1,446,392	$700,595
Net realized gains (losses)	611,760	34,984	(156,469)
Change in unrealized gains (losses) on investments	1,614,317	2,500,341	(573,439)
Net increase (decrease) in net assets resulting from operations	4,188,981	3,981,717	(29,313)
Policy Transactions:
Premium payments received from Policy owners	2,748,340	2,939,140	3,176,594
Net transfers (including fixed account)	1,520,865	1,027,214	5,993,462
Policy charges	(2,442,154)	(2,570,036)	(2,550,725)
Transfers for Policy benefits and terminations	(2,274,887)	(2,622,298)	(3,046,065)
Net increase (decrease) in net assets resulting from Policy transactions	(447,836)	(1,225,980)	3,573,266
Net increase (decrease) in net assets	3,741,145	2,755,737	3,543,953
Net Assets:
Beginning of year	49,636,590	46,880,853	43,336,900
End of year	$53,377,735	$49,636,590	$46,880,853

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI Schroders Global Multi-Asset Division			BHFTI SSGA Growth and Income ETF Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,986	$1,541	$1,307	$232,238	$208,434	$209,966
Net realized gains (losses)	6,246	466	4,566	284,122	405,520	418,552
Change in unrealized gains (losses) on investments	(5,523)	17,790	(14,319)	300,438	865,423	(1,161,353)
Net increase (decrease) in net assets resulting from operations	2,709	19,797	(8,446)	816,798	1,479,377	(532,835)
Policy Transactions:
Premium payments received from Policy owners	19,422	22,305	20,931	500,422	549,083	615,712
Net transfers (including fixed account)	4,541	(520)	16,374	(166,554)	93,528	(200,085)
Policy charges	(9,583)	(9,655)	(8,927)	(428,709)	(443,444)	(474,309)
Transfers for Policy benefits and terminations	(3,255)	(7,942)	(3,467)	(542,573)	(640,419)	(539,120)
Net increase (decrease) in net assets resulting from Policy transactions	11,125	4,188	24,911	(637,414)	(441,252)	(597,802)
Net increase (decrease) in net assets	13,834	23,985	16,465	179,384	1,038,125	(1,130,637)
Net Assets:
Beginning of year	112,663	88,678	72,213	8,774,580	7,736,455	8,867,092
End of year	$126,497	$112,663	$88,678	$8,953,964	$8,774,580	$7,736,455

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth ETF Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$184,732	$158,049	$169,579
Net realized gains (losses)	274,093	488,893	523,388
Change in unrealized gains (losses) on investments	391,732	831,026	(1,317,908)
Net increase (decrease) in net assets resulting from operations	850,557	1,477,968	(624,941)
Policy Transactions:
Premium payments received from Policy owners	585,182	640,336	669,676
Net transfers (including fixed account)	(101,684)	(214,766)	(187,264)
Policy charges	(338,591)	(344,647)	(355,802)
Transfers for Policy benefits and terminations	(176,512)	(513,353)	(788,709)
Net increase (decrease) in net assets resulting from Policy transactions	(31,605)	(432,430)	(662,099)
Net increase (decrease) in net assets	818,952	1,045,538	(1,287,040)
Net Assets:
Beginning of year	7,772,729	6,727,191	8,014,231
End of year	$8,591,681	$7,772,729	$6,727,191

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTI T. Rowe Price Large Cap Value Division			BHFTI T. Rowe Price Mid Cap Growth Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$70,047	$63,674	$55,375	$51,247	$58,660	$(57,557)
Net realized gains (losses)	200,405	360,960	272,918	4,668,594	7,646,345	6,243,741
Change in unrealized gains (losses) on investments	(170,812)	266,789	(630,098)	5,630,192	4,165,082	(6,867,777)
Net increase (decrease) in net assets resulting from operations	99,640	691,423	(301,805)	10,350,033	11,870,087	(681,593)
Policy Transactions:
Premium payments received from Policy owners	62,937	62,541	17,277	1,684,651	1,849,961	1,980,276
Net transfers (including fixed account)	(16,613)	(306,820)	451,644	(1,957,635)	(1,204,020)	120,879
Policy charges	(38,273)	(38,673)	(39,478)	(1,768,781)	(1,864,791)	(1,821,566)
Transfers for Policy benefits and terminations	—	(179,581)	—	(2,250,395)	(2,736,079)	(2,541,552)
Net increase (decrease) in net assets resulting from Policy transactions	8,051	(462,533)	429,443	(4,292,160)	(3,954,929)	(2,261,963)
Net increase (decrease) in net assets	107,691	228,890	127,638	6,057,873	7,915,158	(2,943,556)
Net Assets:
Beginning of year	3,102,498	2,873,608	2,745,970	46,858,064	38,942,906	41,886,462
End of year	$3,210,189	$3,102,498	$2,873,608	$52,915,937	$46,858,064	$38,942,906

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,294,913	$1,082,128	$632,201
Net realized gains (losses)	4,594,922	2,912,190	16,000,779
Change in unrealized gains (losses) on investments	1,357,715	18,174,933	(25,172,760)
Net increase (decrease) in net assets resulting from operations	7,247,550	22,169,251	(8,539,780)
Policy Transactions:
Premium payments received from Policy owners	4,336,043	4,579,280	4,854,883
Net transfers (including fixed account)	(688,298)	(915,540)	(722,192)
Policy charges	(3,839,909)	(4,200,888)	(4,340,445)
Transfers for Policy benefits and terminations	(3,240,941)	(4,840,383)	(5,244,279)
Net increase (decrease) in net assets resulting from Policy transactions	(3,433,105)	(5,377,531)	(5,452,033)
Net increase (decrease) in net assets	3,814,445	16,791,720	(13,991,813)
Net Assets:
Beginning of year	94,502,489	77,710,769	91,702,582
End of year	$98,316,934	$94,502,489	$77,710,769

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Baillie Gifford International Stock Division			BHFTII BlackRock Bond Income Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$752,604	$402,625	$337,096	$2,737,694	$2,602,782	$2,262,665
Net realized gains (losses)	3,483,633	3,109,098	545,059	246,032	(16,881)	(360,052)
Change in unrealized gains (losses) on investments	8,417,551	9,101,083	(9,369,507)	3,486,389	4,310,845	(2,511,644)
Net increase (decrease) in net assets resulting from operations	12,653,788	12,612,806	(8,487,352)	6,470,115	6,896,746	(609,031)
Policy Transactions:
Premium payments received from Policy owners	2,789,905	2,870,156	3,051,653	5,091,306	5,375,147	5,611,513
Net transfers (including fixed account)	(534,638)	(627,880)	801,427	(282,495)	6,796,774	(2,277,326)
Policy charges	(2,576,664)	(2,540,729)	(2,621,652)	(4,917,994)	(4,908,653)	(4,938,671)
Transfers for Policy benefits and terminations	(1,882,917)	(2,643,964)	(2,464,139)	(3,074,591)	(3,726,083)	(3,903,197)
Net increase (decrease) in net assets resulting from Policy transactions	(2,204,314)	(2,942,417)	(1,232,711)	(3,183,774)	3,537,185	(5,507,681)
Net increase (decrease) in net assets	10,449,474	9,670,389	(9,720,063)	3,286,341	10,433,931	(6,116,712)
Net Assets:
Beginning of year	49,933,924	40,263,535	49,983,598	82,259,521	71,825,590	77,942,302
End of year	$60,383,398	$49,933,924	$40,263,535	$85,545,862	$82,259,521	$71,825,590

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Capital Appreciation Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(23,495)	$13,248	$271
Net realized gains (losses)	2,637,628	2,731,347	2,187,500
Change in unrealized gains (losses) on investments	3,629,451	1,309,526	(1,958,446)
Net increase (decrease) in net assets resulting from operations	6,243,584	4,054,121	229,325
Policy Transactions:
Premium payments received from Policy owners	698,795	713,852	706,424
Net transfers (including fixed account)	955,631	99,899	988,018
Policy charges	(741,830)	(685,277)	(646,565)
Transfers for Policy benefits and terminations	(843,390)	(757,748)	(812,900)
Net increase (decrease) in net assets resulting from Policy transactions	69,206	(629,274)	234,977
Net increase (decrease) in net assets	6,312,790	3,424,847	464,302
Net Assets:
Beginning of year	15,931,824	12,506,977	12,042,675
End of year	$22,244,614	$15,931,824	$12,506,977

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII BlackRock Ultra-Short Term Bond Division			BHFTII Brighthouse Asset Allocation 20 Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$621,142	$503,725	$267,696	$114,390	$94,200	$93,788
Net realized gains (losses)	(37,448)	77,768	47,097	102,590	71,602	14,860
Change in unrealized gains (losses) on investments	(501,117)	14,618	157,511	175,734	319,183	(220,034)
Net increase (decrease) in net assets resulting from operations	82,577	596,111	472,304	392,714	484,985	(111,386)
Policy Transactions:
Premium payments received from Policy owners	413,373	447,880	498,055	403,756	437,434	425,649
Net transfers (including fixed account)	(1,966,518)	(216,413)	1,187,838	45,535	49,639	356,680
Policy charges	(903,511)	(908,118)	(876,535)	(435,276)	(452,143)	(468,973)
Transfers for Policy benefits and terminations	(167,770)	(147,916)	(510,967)	(190,374)	(83,549)	(561,657)
Net increase (decrease) in net assets resulting from Policy transactions	(2,624,426)	(824,567)	298,391	(176,359)	(48,619)	(248,301)
Net increase (decrease) in net assets	(2,541,849)	(228,456)	770,695	216,355	436,366	(359,687)
Net Assets:
Beginning of year	28,087,767	28,316,223	27,545,528	4,516,440	4,080,074	4,439,761
End of year	$25,545,918	$28,087,767	$28,316,223	$4,732,795	$4,516,440	$4,080,074

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$287,349	$248,442	$230,726
Net realized gains (losses)	471,367	521,133	293,728
Change in unrealized gains (losses) on investments	387,704	805,166	(1,013,336)
Net increase (decrease) in net assets resulting from operations	1,146,420	1,574,741	(488,882)
Policy Transactions:
Premium payments received from Policy owners	722,614	749,735	937,521
Net transfers (including fixed account)	126,964	500,636	72,828
Policy charges	(694,369)	(769,314)	(792,600)
Transfers for Policy benefits and terminations	(803,021)	(886,721)	(1,069,923)
Net increase (decrease) in net assets resulting from Policy transactions	(647,812)	(405,664)	(852,174)
Net increase (decrease) in net assets	498,608	1,169,077	(1,341,056)
Net Assets:
Beginning of year	11,161,607	9,992,530	11,333,586
End of year	$11,660,215	$11,161,607	$9,992,530

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse Asset Allocation 60 Division			BHFTII Brighthouse Asset Allocation 80 Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,256,972	$1,124,088	$973,318	$2,100,793	$2,005,294	$1,547,077
Net realized gains (losses)	3,791,202	4,477,995	2,508,095	10,098,605	11,278,358	6,024,655
Change in unrealized gains (losses) on investments	2,402,880	4,107,625	(6,730,312)	5,611,353	8,872,398	(15,781,080)
Net increase (decrease) in net assets resulting from operations	7,451,054	9,709,708	(3,248,899)	17,810,751	22,156,050	(8,209,348)
Policy Transactions:
Premium payments received from Policy owners	3,440,357	3,550,542	3,862,259	6,564,241	6,859,607	7,345,519
Net transfers (including fixed account)	(158,552)	207,150	1,046,723	(1,173,717)	(923,386)	(1,429,318)
Policy charges	(3,326,630)	(3,366,738)	(3,387,947)	(4,944,483)	(5,085,873)	(5,194,677)
Transfers for Policy benefits and terminations	(3,211,841)	(3,136,606)	(3,844,794)	(4,972,580)	(7,354,049)	(6,076,393)
Net increase (decrease) in net assets resulting from Policy transactions	(3,256,666)	(2,745,652)	(2,323,759)	(4,526,539)	(6,503,701)	(5,354,869)
Net increase (decrease) in net assets	4,194,388	6,964,056	(5,572,658)	13,284,212	15,652,349	(13,564,217)
Net Assets:
Beginning of year	57,435,303	50,471,247	56,043,905	110,596,939	94,944,590	108,508,807
End of year	$61,629,691	$57,435,303	$50,471,247	$123,881,151	$110,596,939	$94,944,590

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Artisan Mid Cap Value Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$477,014	$407,798	$342,863
Net realized gains (losses)	861,142	7,298,466	4,114,368
Change in unrealized gains (losses) on investments	2,730,620	4,852,816	(12,674,858)
Net increase (decrease) in net assets resulting from operations	4,068,776	12,559,080	(8,217,627)
Policy Transactions:
Premium payments received from Policy owners	3,202,415	3,395,707	3,574,453
Net transfers (including fixed account)	(434,964)	(467,707)	364,615
Policy charges	(2,591,864)	(2,936,521)	(3,065,372)
Transfers for Policy benefits and terminations	(2,340,663)	(3,414,345)	(4,173,374)
Net increase (decrease) in net assets resulting from Policy transactions	(2,165,076)	(3,422,866)	(3,299,678)
Net increase (decrease) in net assets	1,903,700	9,136,214	(11,517,305)
Net Assets:
Beginning of year	63,307,525	54,171,311	65,688,616
End of year	$65,211,225	$63,307,525	$54,171,311

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Brighthouse/Wellington Balanced Division			BHFTII Brighthouse/Wellington Core Equity Opportunities Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,722,557	$5,423,289	$3,918,342	$1,318,071	$1,309,689	$1,350,070
Net realized gains (losses)	17,519,113	21,674,675	26,690,578	9,814,829	7,958,362	4,922,554
Change in unrealized gains (losses) on investments	32,022,888	36,982,209	(43,500,876)	(1,629,188)	13,108,141	(6,175,203)
Net increase (decrease) in net assets resulting from operations	55,264,558	64,080,173	(12,891,956)	9,503,712	22,376,192	97,421
Policy Transactions:
Premium payments received from Policy owners	17,962,870	18,822,812	19,534,182	3,641,774	3,809,398	4,106,915
Net transfers (including fixed account)	(1,160,188)	580,343	(919,937)	(556,085)	(1,443,195)	(1,498,129)
Policy charges	(20,436,577)	(20,841,596)	(21,224,054)	(3,601,370)	(3,774,981)	(3,670,556)
Transfers for Policy benefits and terminations	(14,391,414)	(16,712,521)	(15,518,149)	(3,553,634)	(5,587,660)	(4,632,250)
Net increase (decrease) in net assets resulting from Policy transactions	(18,025,309)	(18,150,962)	(18,127,958)	(4,069,315)	(6,996,438)	(5,694,020)
Net increase (decrease) in net assets	37,239,249	45,929,211	(31,019,914)	5,434,397	15,379,754	(5,596,599)
Net Assets:
Beginning of year	339,265,361	293,336,150	324,356,064	90,517,969	75,138,215	80,734,814
End of year	$376,504,610	$339,265,361	$293,336,150	$95,952,366	$90,517,969	$75,138,215

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,928,363)	$(1,808,302)	$(1,754,856)
Net realized gains (losses)	35,025,426	38,637,372	33,109,546
Change in unrealized gains (losses) on investments	50,718,940	35,345,162	(46,139,301)
Net increase (decrease) in net assets resulting from operations	83,816,003	72,174,232	(14,784,611)
Policy Transactions:
Premium payments received from Policy owners	10,625,315	11,136,418	11,707,321
Net transfers (including fixed account)	(3,164,638)	(1,667,175)	(812,008)
Policy charges	(12,628,767)	(12,904,923)	(12,952,988)
Transfers for Policy benefits and terminations	(10,953,359)	(12,611,672)	(12,326,397)
Net increase (decrease) in net assets resulting from Policy transactions	(16,121,449)	(16,047,352)	(14,384,072)
Net increase (decrease) in net assets	67,694,554	56,126,880	(29,168,683)
Net Assets:
Beginning of year	284,652,778	228,525,898	257,694,581
End of year	$352,347,332	$284,652,778	$228,525,898

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Jennison Growth Division			BHFTII Loomis Sayles Small Cap Core Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$75,058	$170,051	$110,776	$8,094	$(18,446)	$(21,771)
Net realized gains (losses)	6,740,575	6,804,240	6,419,554	1,977,222	2,835,024	3,145,663
Change in unrealized gains (losses) on investments	16,290,613	5,030,053	(6,671,580)	1,180,189	2,924,448	(5,945,164)
Net increase (decrease) in net assets resulting from operations	23,106,246	12,004,344	(141,250)	3,165,505	5,741,026	(2,821,272)
Policy Transactions:
Premium payments received from Policy owners	1,327,072	1,321,635	1,277,438	1,038,201	1,064,480	1,177,226
Net transfers (including fixed account)	(3,785,157)	(1,180,497)	4,465,218	(576,291)	(260,798)	82,493
Policy charges	(1,651,450)	(1,488,430)	(1,461,886)	(995,140)	(1,114,351)	(1,166,364)
Transfers for Policy benefits and terminations	(1,824,867)	(2,505,284)	(1,767,865)	(1,008,385)	(1,631,872)	(1,449,611)
Net increase (decrease) in net assets resulting from Policy transactions	(5,934,402)	(3,852,576)	2,512,905	(1,541,615)	(1,942,541)	(1,356,256)
Net increase (decrease) in net assets	17,171,844	8,151,768	2,371,655	1,623,890	3,798,485	(4,177,528)
Net Assets:
Beginning of year	46,586,115	38,434,347	36,062,692	26,944,849	23,146,364	27,323,892
End of year	$63,757,959	$46,586,115	$38,434,347	$28,568,739	$26,944,849	$23,146,364

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Growth Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(11,815)	$(11,876)	$(12,018)
Net realized gains (losses)	2,116,754	2,580,987	2,202,553
Change in unrealized gains (losses) on investments	2,643,546	820,229	(2,123,091)
Net increase (decrease) in net assets resulting from operations	4,748,485	3,389,340	67,444
Policy Transactions:
Premium payments received from Policy owners	609,271	644,227	675,806
Net transfers (including fixed account)	(1,225,385)	(151,037)	751,196
Policy charges	(595,520)	(625,777)	(627,101)
Transfers for Policy benefits and terminations	(780,000)	(1,183,986)	(929,909)
Net increase (decrease) in net assets resulting from Policy transactions	(1,991,634)	(1,316,573)	(130,008)
Net increase (decrease) in net assets	2,756,851	2,072,767	(62,564)
Net Assets:
Beginning of year	15,100,926	13,028,159	13,090,723
End of year	$17,857,777	$15,100,926	$13,028,159

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,012,455	$4,055,123	$3,770,771	$1,338,929	$1,326,846	$1,281,417
Net realized gains (losses)	1,271,832	4,630	(845,236)	7,517,327	10,678,875	10,973,057
Change in unrealized gains (losses) on investments	4,614,207	6,573,697	(3,257,308)	6,770,352	10,598,269	(23,434,639)
Net increase (decrease) in net assets resulting from operations	9,898,494	10,633,450	(331,773)	15,626,608	22,603,990	(11,180,165)
Policy Transactions:
Premium payments received from Policy owners	8,456,002	8,731,031	9,446,645	4,516,467	4,754,824	4,919,805
Net transfers (including fixed account)	6,265,194	19,756,870	(7,593,708)	(1,018,388)	(1,357,811)	(2,079,632)
Policy charges	(7,672,535)	(7,861,853)	(7,792,999)	(4,200,454)	(4,549,682)	(4,728,080)
Transfers for Policy benefits and terminations	(6,507,361)	(7,227,092)	(7,512,341)	(3,855,391)	(5,943,152)	(6,151,681)
Net increase (decrease) in net assets resulting from Policy transactions	541,300	13,398,956	(13,452,403)	(4,557,766)	(7,095,821)	(8,039,588)
Net increase (decrease) in net assets	10,439,794	24,032,406	(13,784,176)	11,068,842	15,508,169	(19,219,753)
Net Assets:
Beginning of year	145,313,344	121,280,938	135,065,114	105,130,205	89,622,036	108,841,789
End of year	$155,753,138	$145,313,344	$121,280,938	$116,199,047	$105,130,205	$89,622,036

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,901,453	$2,349,419	$2,652,547
Net realized gains (losses)	1,391,721	1,385,419	1,021,937
Change in unrealized gains (losses) on investments	4,650,376	14,100,152	(16,649,850)
Net increase (decrease) in net assets resulting from operations	8,943,550	17,834,990	(12,975,366)
Policy Transactions:
Premium payments received from Policy owners	4,784,351	5,124,787	5,659,461
Net transfers (including fixed account)	378,512	5,554,096	6,739,174
Policy charges	(4,001,707)	(4,133,071)	(4,269,734)
Transfers for Policy benefits and terminations	(4,459,845)	(5,659,322)	(5,835,065)
Net increase (decrease) in net assets resulting from Policy transactions	(3,298,689)	886,490	2,293,836
Net increase (decrease) in net assets	5,644,861	18,721,480	(10,681,530)
Net Assets:
Beginning of year	100,342,710	81,621,230	92,302,760
End of year	$105,987,571	$100,342,710	$81,621,230

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$991,156	$892,771	$888,236	$20,225,415	$21,800,105	$17,726,505
Net realized gains (losses)	6,020,824	9,370,308	8,699,344	103,605,824	111,814,657	93,929,336
Change in unrealized gains (losses) on investments	9,837,222	7,594,549	(17,938,965)	91,900,637	171,992,283	(159,803,991)
Net increase (decrease) in net assets resulting from operations	16,849,202	17,857,628	(8,351,385)	215,731,876	305,607,045	(48,148,150)
Policy Transactions:
Premium payments received from Policy owners	4,120,686	4,309,662	4,670,286	54,195,235	56,520,063	59,473,244
Net transfers (including fixed account)	(2,247,454)	(1,813,837)	755,288	(6,386,596)	(5,614,287)	(6,993,616)
Policy charges	(3,179,548)	(3,425,307)	(3,662,583)	(44,613,578)	(46,139,850)	(46,860,566)
Transfers for Policy benefits and terminations	(3,465,370)	(5,588,916)	(5,730,826)	(62,191,713)	(72,813,081)	(75,710,209)
Net increase (decrease) in net assets resulting from Policy transactions	(4,771,686)	(6,518,398)	(3,967,835)	(58,996,652)	(68,047,155)	(70,091,147)
Net increase (decrease) in net assets	12,077,516	11,339,230	(12,319,220)	156,735,224	237,559,890	(118,239,297)
Net Assets:
Beginning of year	83,270,353	71,931,123	84,250,343	1,253,040,903	1,015,481,013	1,133,720,310
End of year	$95,347,869	$83,270,353	$71,931,123	$1,409,776,127	$1,253,040,903	$1,015,481,013

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$243,654	$697,604	$672,445
Net realized gains (losses)	497,191	504,724	2,032,072
Change in unrealized gains (losses) on investments	219,396	3,070,709	(4,570,024)
Net increase (decrease) in net assets resulting from operations	960,241	4,273,037	(1,865,507)
Policy Transactions:
Premium payments received from Policy owners	461,570	697,416	682,520
Net transfers (including fixed account)	(37,251)	(22,749,232)	297,395
Policy charges	(587,907)	(753,209)	(846,307)
Transfers for Policy benefits and terminations	(668,364)	(486,002)	(795,962)
Net increase (decrease) in net assets resulting from Policy transactions	(831,952)	(23,291,027)	(662,354)
Net increase (decrease) in net assets	128,289	(19,017,990)	(2,527,861)
Net Assets:
Beginning of year	11,322,426	30,340,416	32,868,277
End of year	$11,450,715	$11,322,426	$30,340,416

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,199,837	$2,217,412	$1,726,510	$120,878	$187,264	$324,493
Net realized gains (losses)	7,123,357	8,433,580	8,351,150	10,548,721	18,569,068	17,387,615
Change in unrealized gains (losses) on investments	(4,694,024)	20,526,971	(21,548,270)	20,135,702	12,124,576	(25,138,689)
Net increase (decrease) in net assets resulting from operations	4,629,170	31,177,963	(11,470,610)	30,805,301	30,880,908	(7,426,581)
Policy Transactions:
Premium payments received from Policy owners	5,658,098	5,982,626	5,917,233	5,505,689	5,781,647	6,114,884
Net transfers (including fixed account)	(3,622,664)	(1,749,514)	18,679,409	(1,904,917)	(1,062,638)	(511,261)
Policy charges	(5,107,055)	(5,504,691)	(5,233,649)	(5,645,681)	(5,798,803)	(5,837,143)
Transfers for Policy benefits and terminations	(4,828,367)	(7,159,399)	(7,169,022)	(5,414,146)	(6,983,627)	(7,102,740)
Net increase (decrease) in net assets resulting from Policy transactions	(7,899,988)	(8,430,978)	12,193,971	(7,459,055)	(8,063,421)	(7,336,260)
Net increase (decrease) in net assets	(3,270,818)	22,746,985	723,361	23,346,246	22,817,487	(14,762,841)
Net Assets:
Beginning of year	129,708,718	106,961,733	106,238,372	129,615,154	106,797,667	121,560,508
End of year	$126,437,900	$129,708,718	$106,961,733	$152,961,400	$129,615,154	$106,797,667

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.
The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$203,304	$391,087	$382,394
Net realized gains (losses)	12,394,826	18,272,769	22,330,991
Change in unrealized gains (losses) on investments	29,605,524	10,875,848	(23,124,361)
Net increase (decrease) in net assets resulting from operations	42,203,654	29,539,704	(410,976)
Policy Transactions:
Premium payments received from Policy owners	4,139,579	4,384,160	4,594,744
Net transfers (including fixed account)	(834,658)	(1,140,169)	(478,448)
Policy charges	(4,902,349)	(4,832,213)	(4,907,176)
Transfers for Policy benefits and terminations	(6,442,633)	(6,169,322)	(6,450,964)
Net increase (decrease) in net assets resulting from Policy transactions	(8,040,061)	(7,757,544)	(7,241,844)
Net increase (decrease) in net assets	34,163,593	21,782,160	(7,652,820)
Net Assets:
Beginning of year	120,058,034	98,275,874	105,928,694
End of year	$154,221,627	$120,058,034	$98,275,874

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII Van Eck Global Natural Resources Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(192,179)	$(391,714)	$(303,446)	$4,151	$1,794	$567
Net realized gains (losses)	17,338,346	21,138,100	14,860,741	(40,470)	(9,662)	(2,432)
Change in unrealized gains (losses) on investments	14,714,214	16,651,176	(22,939,008)	105,310	45,337	(96,127)
Net increase (decrease) in net assets resulting from operations	31,860,381	37,397,562	(8,381,713)	68,991	37,469	(97,992)
Policy Transactions:
Premium payments received from Policy owners	6,357,587	6,549,545	6,649,841	41,596	48,905	55,840
Net transfers (including fixed account)	(5,269,403)	(2,713,703)	1,345,645	(89,592)	43,492	26,538
Policy charges	(4,561,232)	(5,048,309)	(5,217,405)	(15,429)	(19,894)	(21,551)
Transfers for Policy benefits and terminations	(7,666,396)	(8,423,473)	(8,623,095)	(7,127)	(25,396)	(7,755)
Net increase (decrease) in net assets resulting from Policy transactions	(11,139,444)	(9,635,940)	(5,845,014)	(70,552)	47,107	53,072
Net increase (decrease) in net assets	20,720,937	27,761,622	(14,226,727)	(1,561)	84,576	(44,920)
Net Assets:
Beginning of year	145,221,926	117,460,304	131,687,031	350,488	265,912	310,832
End of year	$165,942,863	$145,221,926	$117,460,304	$348,927	$350,488	$265,912

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,007,408	$2,534,625	$2,696,300
Net realized gains (losses)	(32,033)	153,935	89,897
Change in unrealized gains (losses) on investments	210,701	4,329,971	(4,895,547)
Net increase (decrease) in net assets resulting from operations	3,186,076	7,018,531	(2,109,350)
Policy Transactions:
Premium payments received from Policy owners	3,082,054	3,288,082	3,409,248
Net transfers (including fixed account)	(1,247,953)	3,404,504	(1,226,322)
Policy charges	(2,448,276)	(2,578,857)	(2,643,832)
Transfers for Policy benefits and terminations	(2,792,980)	(3,257,665)	(3,206,148)
Net increase (decrease) in net assets resulting from Policy transactions	(3,407,155)	856,064	(3,667,054)
Net increase (decrease) in net assets	(221,079)	7,874,595	(5,776,404)
Net Assets:
Beginning of year	56,510,228	48,635,633	54,412,037
End of year	$56,289,149	$56,510,228	$48,635,633

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	BHFTII Western Asset Management U.S. Government Division			BNY Mellon VI International Value Division
	2020	2019	2018	2020 (a)	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$568,776	$414,911	$343,830	$4,314	$1,914	$3,466
Net realized gains (losses)	25,440	(53,391)	(86,126)	(35,558)	(17,157)	(123)
Change in unrealized gains (losses) on investments	291,578	547,272	(115,445)	1,749	46,979	(44,641)
Net increase (decrease) in net assets resulting from operations	885,794	908,792	142,259	(29,495)	31,736	(41,298)
Policy Transactions:
Premium payments received from Policy owners	1,477,731	1,516,917	1,591,853	—	—	—
Net transfers (including fixed account)	3,592,926	(23,131)	857,254	(109,412)	(90,719)	1
Policy charges	(1,310,113)	(1,244,092)	(1,234,027)	(552)	(1,731)	(2,353)
Transfers for Policy benefits and terminations	(779,856)	(1,080,281)	(1,159,111)	(1)	(1,409)	—
Net increase (decrease) in net assets resulting from Policy transactions	2,980,688	(830,587)	55,969	(109,965)	(93,859)	(2,352)
Net increase (decrease) in net assets	3,866,482	78,205	198,228	(139,460)	(62,123)	(43,650)
Net Assets:
Beginning of year	16,117,304	16,039,099	15,840,871	139,460	201,583	245,233
End of year	$19,983,786	$16,117,304	$16,039,099	$—	$139,460	$201,583

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Asset Manager: Growth Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,480	$30,328	$28,546
Net realized gains (losses)	49,421	130,535	107,008
Change in unrealized gains (losses) on investments	280,077	255,311	(293,123)
Net increase (decrease) in net assets resulting from operations	351,978	416,174	(157,569)
Policy Transactions:
Premium payments received from Policy owners	22,471	24,700	31,907
Net transfers (including fixed account)	(19,343)	(4,570)	3,736
Policy charges	(70,022)	(67,988)	(66,673)
Transfers for Policy benefits and terminations	(1,822)	(95,526)	(83,043)
Net increase (decrease) in net assets resulting from Policy transactions	(68,716)	(143,384)	(114,073)
Net increase (decrease) in net assets	283,262	272,790	(271,642)
Net Assets:
Beginning of year	2,167,176	1,894,386	2,166,028
End of year	$2,450,438	$2,167,176	$1,894,386

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Fidelity® VIP Contrafund Division			Fidelity® VIP Equity-Income Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,218	$10,856	$18,473	$550	$2,569	$36
Net realized gains (losses)	59,695	468,746	316,188	(16,756)	442	76
Change in unrealized gains (losses) on investments	895,831	377,490	(515,972)	(14,582)	14,839	(250)
Net increase (decrease) in net assets resulting from operations	960,744	857,092	(181,311)	(30,788)	17,850	(138)
Policy Transactions:
Premium payments received from Policy owners	39,074	49,525	64,336	216	37	—
Net transfers (including fixed account)	141,868	226,131	36,511	(144,071)	159,368	—
Policy charges	(103,138)	(94,640)	(92,690)	(860)	(1,220)	(14)
Transfers for Policy benefits and terminations	—	(533,843)	(157,452)	—	(32)	—
Net increase (decrease) in net assets resulting from Policy transactions	77,804	(352,827)	(149,295)	(144,715)	158,153	(14)
Net increase (decrease) in net assets	1,038,548	504,265	(330,606)	(175,503)	176,003	(152)
Net Assets:
Beginning of year	3,207,960	2,703,695	3,034,301	177,511	1,508	1,660
End of year	$4,246,508	$3,207,960	$2,703,695	$2,008	$177,511	$1,508

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2010 Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,082	$3,334	$2,455
Net realized gains (losses)	8,841	5,356	3,566
Change in unrealized gains (losses) on investments	8,692	14,163	(11,906)
Net increase (decrease) in net assets resulting from operations	19,615	22,853	(5,885)
Policy Transactions:
Premium payments received from Policy owners	61,674	63,532	59,813
Net transfers (including fixed account)	(18,780)	—	—
Policy charges	—	—	—
Transfers for Policy benefits and terminations	(58,329)	(64,653)	(54,827)
Net increase (decrease) in net assets resulting from Policy transactions	(15,435)	(1,121)	4,986
Net increase (decrease) in net assets	4,180	21,732	(899)
Net Assets:
Beginning of year	166,694	144,962	145,861
End of year	$170,874	$166,694	$144,962

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Fidelity® VIP Freedom 2020 Division			Fidelity® VIP Freedom 2025 Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,670	$12,592	$8,406	$7,093	$10,696	$7,186
Net realized gains (losses)	38,585	33,174	23,974	25,752	15,378	11,075
Change in unrealized gains (losses) on investments	46,942	59,075	(64,092)	55,062	75,905	(51,118)
Net increase (decrease) in net assets resulting from operations	94,197	104,841	(31,712)	87,907	101,979	(32,857)
Policy Transactions:
Premium payments received from Policy owners	172,902	196,104	186,562	—	—	—
Net transfers (including fixed account)	4,449	11,264	(220)	—	—	—
Policy charges	(7,708)	(7,361)	(6,873)	(11,472)	(11,189)	(11,854)
Transfers for Policy benefits and terminations	(168,394)	(181,886)	(196,785)	(1)	—	—
Net increase (decrease) in net assets resulting from Policy transactions	1,249	18,121	(17,316)	(11,473)	(11,189)	(11,854)
Net increase (decrease) in net assets	95,446	122,962	(49,028)	76,434	90,790	(44,711)
Net Assets:
Beginning of year	642,648	519,686	568,714	562,315	471,525	516,236
End of year	$738,094	$642,648	$519,686	$638,749	$562,315	$471,525

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,530	$6,478	$3,464
Net realized gains (losses)	26,467	12,199	19,600
Change in unrealized gains (losses) on investments	30,990	43,948	(40,198)
Net increase (decrease) in net assets resulting from operations	61,987	62,625	(17,134)
Policy Transactions:
Premium payments received from Policy owners	571,024	526,248	476,107
Net transfers (including fixed account)	(8,610)	(1,305)	2,409
Policy charges	—	—	—
Transfers for Policy benefits and terminations	(566,199)	(463,890)	(493,082)
Net increase (decrease) in net assets resulting from Policy transactions	(3,785)	61,053	(14,566)
Net increase (decrease) in net assets	58,202	123,678	(31,700)
Net Assets:
Beginning of year	371,247	247,569	279,269
End of year	$429,449	$371,247	$247,569

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,074	$5,643	$3,024	$1,922	$3,915	$2,456
Net realized gains (losses)	27,692	15,429	13,470	25,461	13,313	10,475
Change in unrealized gains (losses) on investments	46,275	51,562	(41,836)	12,909	38,724	(34,149)
Net increase (decrease) in net assets resulting from operations	78,041	72,634	(25,342)	40,292	55,952	(21,218)
Policy Transactions:
Premium payments received from Policy owners	502,721	445,678	379,309	295,952	256,012	226,938
Net transfers (including fixed account)	17,301	(17)	(183)	(39,013)	(919)	—
Policy charges	—	—	—	—	—	—
Transfers for Policy benefits and terminations	(463,871)	(409,650)	(341,320)	(313,260)	(262,224)	(190,628)
Net increase (decrease) in net assets resulting from Policy transactions	56,151	36,011	37,806	(56,321)	(7,131)	36,310
Net increase (decrease) in net assets	134,192	108,645	12,464	(16,029)	48,821	15,092
Net Assets:
Beginning of year	358,173	249,528	237,064	254,982	206,161	191,069
End of year	$492,365	$358,173	$249,528	$238,953	$254,982	$206,161

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Government Money Market Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14,310	$78,815	$56,758
Net realized gains (losses)	—	—	—
Change in unrealized gains (losses) on investments	—	—	—
Net increase (decrease) in net assets resulting from operations	14,310	78,815	56,758
Policy Transactions:
Premium payments received from Policy owners	2,046,682	1,624,900	157,732
Net transfers (including fixed account)	(277,248)	(384,823)	(1,425,593)
Policy charges	(94,387)	(98,124)	(76,478)
Transfers for Policy benefits and terminations	(403,573)	(70,583)	(78,235)
Net increase (decrease) in net assets resulting from Policy transactions	1,271,474	1,071,370	(1,422,574)
Net increase (decrease) in net assets	1,285,784	1,150,185	(1,365,816)
Net Assets:
Beginning of year	4,141,088	2,990,903	4,356,719
End of year	$5,426,872	$4,141,088	$2,990,903

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Fidelity® VIP High Income Division			Fidelity® VIP Investment Grade Bond Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,778	$22,492	$28,272	$1,339	$17,697	$28,459
Net realized gains (losses)	(329)	(8,256)	(649)	17,623	(9,542)	5,802
Change in unrealized gains (losses) on investments	(7,991)	48,742	(43,948)	(4,476)	64,066	(41,933)
Net increase (decrease) in net assets resulting from operations	14,458	62,978	(16,325)	14,486	72,221	(7,672)
Policy Transactions:
Premium payments received from Policy owners	42,437	45,376	69,180	925	694	929
Net transfers (including fixed account)	530	(159,622)	(32,673)	(507,284)	(500,326)	151,380
Policy charges	(5,563)	(6,232)	(7,851)	(2,359)	(8,726)	(14,315)
Transfers for Policy benefits and terminations	—	(22)	—	(36,271)	(167,050)	(155,671)
Net increase (decrease) in net assets resulting from Policy transactions	37,404	(120,500)	28,656	(544,989)	(675,408)	(17,677)
Net increase (decrease) in net assets	51,862	(57,522)	12,331	(530,503)	(603,187)	(25,349)
Net Assets:
Beginning of year	430,482	488,004	475,673	574,150	1,177,337	1,202,686
End of year	$482,344	$430,482	$488,004	$43,647	$574,150	$1,177,337

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$985	$1,650	$1,054
Net realized gains (losses)	(1,177)	26,255	29,007
Change in unrealized gains (losses) on investments	44,127	20,941	(65,288)
Net increase (decrease) in net assets resulting from operations	43,935	48,846	(35,227)
Policy Transactions:
Premium payments received from Policy owners	1,110	925	1,110
Net transfers (including fixed account)	8,489	(891)	(26,019)
Policy charges	(4,791)	(4,690)	(4,806)
Transfers for Policy benefits and terminations	—	(8)	(127)
Net increase (decrease) in net assets resulting from Policy transactions	4,808	(4,664)	(29,842)
Net increase (decrease) in net assets	48,743	44,182	(65,069)
Net Assets:
Beginning of year	256,466	212,284	277,353
End of year	$305,209	$256,466	$212,284

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	FTVIPT Franklin Income VIP Division			FTVIPT Franklin Mutual Global Discovery VIP Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$615	$2,119	$2,119	$14,742	$11,418	$16,822
Net realized gains (losses)	(521)	2,592	5,563	8,709	57,941	8,137
Change in unrealized gains (losses) on investments	(738)	3,455	(10,139)	(44,312)	77,099	(108,582)
Net increase (decrease) in net assets resulting from operations	(644)	8,166	(2,457)	(20,861)	146,458	(83,623)
Policy Transactions:
Premium payments received from Policy owners	—	1,695	4,334	59,672	63,421	74,204
Net transfers (including fixed account)	(4,517)	(55,336)	24,490	(4,918)	(166,891)	68,002
Policy charges	(1,040)	(2,500)	(2,843)	(7,314)	(8,220)	(7,952)
Transfers for Policy benefits and terminations	(300)	(1,738)	(12,108)	—	(372)	(13,744)
Net increase (decrease) in net assets resulting from Policy transactions	(5,857)	(57,879)	13,873	47,440	(112,062)	120,510
Net increase (decrease) in net assets	(6,501)	(49,713)	11,416	26,579	34,396	36,887
Net Assets:
Beginning of year	17,748	67,461	56,045	675,612	641,216	604,329
End of year	$11,247	$17,748	$67,461	$702,191	$675,612	$641,216

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Mutual Shares VIP Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,376	$1,632	$2,853
Net realized gains (losses)	707	5,874	4,090
Change in unrealized gains (losses) on investments	(5,735)	12,534	(17,095)
Net increase (decrease) in net assets resulting from operations	(2,652)	20,040	(10,152)
Policy Transactions:
Premium payments received from Policy owners	—	5,550	14,591
Net transfers (including fixed account)	10,902	(22,823)	(183)
Policy charges	(5,509)	(7,030)	(9,419)
Transfers for Policy benefits and terminations	(5,696)	(6,389)	(2,210)
Net increase (decrease) in net assets resulting from Policy transactions	(303)	(30,692)	2,779
Net increase (decrease) in net assets	(2,955)	(10,652)	(7,373)
Net Assets:
Beginning of year	93,359	104,011	111,384
End of year	$90,404	$93,359	$104,011

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	FTVIPT Templeton Foreign VIP Division			FTVIPT Templeton Global Bond VIP Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$208,928	$135,594	$219,516	$82,669	$67,748	$—
Net realized gains (losses)	(186,933)	24,771	137,505	(7,039)	322	(1,042)
Change in unrealized gains (losses) on investments	2,570	684,100	(1,579,348)	(127,688)	(49,912)	19,604
Net increase (decrease) in net assets resulting from operations	24,565	844,465	(1,222,327)	(52,058)	18,158	18,562
Policy Transactions:
Premium payments received from Policy owners	116,692	188,939	308,292	76,873	72,622	111,613
Net transfers (including fixed account)	(1,270,200)	(355,250)	(2,214,759)	93,957	104,993	3,030
Policy charges	(135,975)	(147,587)	(199,782)	(29,536)	(29,394)	(27,066)
Transfers for Policy benefits and terminations	—	(205,431)	(201,932)	(6)	(199)	—
Net increase (decrease) in net assets resulting from Policy transactions	(1,289,483)	(519,329)	(2,308,181)	141,288	148,022	87,577
Net increase (decrease) in net assets	(1,264,918)	325,136	(3,530,508)	89,230	166,180	106,139
Net Assets:
Beginning of year	6,806,440	6,481,304	10,011,812	1,027,522	861,342	755,203
End of year	$5,541,522	$6,806,440	$6,481,304	$1,116,752	$1,027,522	$861,342

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Goldman Sachs Small Cap Equity Insights Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$46	$35	$37
Net realized gains (losses)	322	18	1,248
Change in unrealized gains (losses) on investments	5,290	1,566	(1,847)
Net increase (decrease) in net assets resulting from operations	5,658	1,619	(562)
Policy Transactions:
Premium payments received from Policy owners	1,112	1,112	1,112
Net transfers (including fixed account)	14,022	—	—
Policy charges	(4,479)	(1,740)	(1,690)
Transfers for Policy benefits and terminations	—	(1)	—
Net increase (decrease) in net assets resulting from Policy transactions	10,655	(629)	(578)
Net increase (decrease) in net assets	16,313	990	(1,140)
Net Assets:
Beginning of year	7,614	6,624	7,764
End of year	$23,927	$7,614	$6,624

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Invesco V.I. Comstock Division			Invesco V.I. International Growth Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14,525	$10,095	$10,995	$9,489	$5,657	$7,440
Net realized gains (losses)	16,644	77,504	121,230	11,496	27,594	4,715
Change in unrealized gains (losses) on investments	(25,474)	32,442	(184,052)	38,391	56,665	(67,377)
Net increase (decrease) in net assets resulting from operations	5,695	120,041	(51,827)	59,376	89,916	(55,222)
Policy Transactions:
Premium payments received from Policy owners	67,207	67,207	118,466	866	74	—
Net transfers (including fixed account)	67,419	62	(277,333)	11,943	6,603	29,917
Policy charges	(8,622)	(7,665)	(9,765)	(18,638)	(17,315)	(15,876)
Transfers for Policy benefits and terminations	(297)	—	—	—	(110)	—
Net increase (decrease) in net assets resulting from Policy transactions	125,707	59,604	(168,632)	(5,829)	(10,748)	14,041
Net increase (decrease) in net assets	131,402	179,645	(220,459)	53,547	79,168	(41,181)
Net Assets:
Beginning of year	640,358	460,713	681,172	402,441	323,273	364,454
End of year	$771,760	$640,358	$460,713	$455,988	$402,441	$323,273

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Balanced Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,288	$22,745	$23,404
Net realized gains (losses)	36,976	65,235	39,428
Change in unrealized gains (losses) on investments	141,774	195,105	(64,594)
Net increase (decrease) in net assets resulting from operations	201,038	283,085	(1,762)
Policy Transactions:
Premium payments received from Policy owners	3,102	8,633	32,777
Net transfers (including fixed account)	(21,205)	(99,321)	109,516
Policy charges	(35,900)	(33,924)	(30,911)
Transfers for Policy benefits and terminations	(21)	(1)	—
Net increase (decrease) in net assets resulting from Policy transactions	(54,024)	(124,613)	111,382
Net increase (decrease) in net assets	147,014	158,472	109,620
Net Assets:
Beginning of year	1,487,502	1,329,030	1,219,410
End of year	$1,634,516	$1,487,502	$1,329,030

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Janus Henderson Enterprise Division			Janus Henderson Forty Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$204	$446	$893	$97	$—
Net realized gains (losses)	61,371	34,881	36,911	130,209	34,845	52,377
Change in unrealized gains (losses) on investments	1,322	82,268	(40,219)	49,782	88,897	(46,227)
Net increase (decrease) in net assets resulting from operations	62,693	117,353	(2,862)	180,884	123,839	6,150
Policy Transactions:
Premium payments received from Policy owners	—	—	—	3,548	4,488	2,207
Net transfers (including fixed account)	(64,082)	61,902	78,556	1,163	36,386	—
Policy charges	(3,736)	(4,251)	(4,750)	(8,771)	(7,861)	(6,801)
Transfers for Policy benefits and terminations	(90,124)	(99,444)	(57,714)	—	(119)	—
Net increase (decrease) in net assets resulting from Policy transactions	(157,942)	(41,793)	16,092	(4,060)	32,894	(4,594)
Net increase (decrease) in net assets	(95,249)	75,560	13,230	176,824	156,733	1,556
Net Assets:
Beginning of year	438,944	363,384	350,154	489,146	332,413	330,857
End of year	$343,695	$438,944	$363,384	$665,970	$489,146	$332,413

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Research Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,968	$1,819	$1,975
Net realized gains (losses)	42,922	49,153	21,278
Change in unrealized gains (losses) on investments	96,036	65,232	(31,506)
Net increase (decrease) in net assets resulting from operations	140,926	116,204	(8,253)
Policy Transactions:
Premium payments received from Policy owners	4,956	7,520	7,651
Net transfers (including fixed account)	—	—	—
Policy charges	(11,757)	(11,575)	(12,327)
Transfers for Policy benefits and terminations	(5,404)	(53)	(91)
Net increase (decrease) in net assets resulting from Policy transactions	(12,205)	(4,108)	(4,767)
Net increase (decrease) in net assets	128,721	112,096	(13,020)
Net Assets:
Beginning of year	442,566	330,470	343,490
End of year	$571,287	$442,566	$330,470

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	MFS® VIT Global Equity Division			MFS® VIT New Discovery Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,162	$412	$2,659	$—	$—	$—
Net realized gains (losses)	4,855	3,034	73,892	2,976	5,602	3,409
Change in unrealized gains (losses) on investments	9,767	11,154	(71,225)	7,845	2,141	(3,646)
Net increase (decrease) in net assets resulting from operations	15,784	14,600	5,326	10,821	7,743	(237)
Policy Transactions:
Premium payments received from Policy owners	2,598	222	46,832	—	—	—
Net transfers (including fixed account)	(4,129)	72,771	(346,823)	217	—	—
Policy charges	(1,436)	(991)	(4,065)	(1,528)	(1,339)	(1,137)
Transfers for Policy benefits and terminations	—	(464)	—	—	(918)	(56)
Net increase (decrease) in net assets resulting from Policy transactions	(2,967)	71,538	(304,056)	(1,311)	(2,257)	(1,193)
Net increase (decrease) in net assets	12,817	86,138	(298,730)	9,510	5,486	(1,430)
Net Assets:
Beginning of year	125,958	39,820	338,550	24,852	19,366	20,796
End of year	$138,775	$125,958	$39,820	$34,362	$24,852	$19,366

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	MFS® VIT II High Yield Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,931	$8,930	$8,422
Net realized gains (losses)	(285)	(222)	(212)
Change in unrealized gains (losses) on investments	(661)	12,834	(13,260)
Net increase (decrease) in net assets resulting from operations	7,985	21,542	(5,050)
Policy Transactions:
Premium payments received from Policy owners	—	—	—
Net transfers (including fixed account)	—	—	1
Policy charges	(2,954)	(2,859)	(2,599)
Transfers for Policy benefits and terminations	—	—	—
Net increase (decrease) in net assets resulting from Policy transactions	(2,954)	(2,859)	(2,598)
Net increase (decrease) in net assets	5,031	18,683	(7,648)
Net Assets:
Beginning of year	169,033	150,350	157,998
End of year	$174,064	$169,033	$150,350

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	Morgan Stanley VIF Emerging Markets Debt Division			Morgan Stanley VIF Emerging Markets Equity Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$30,772	$52,530	$86,325	$49,411	$50,609	$15,121
Net realized gains (losses)	(63,119)	(25,748)	(84,029)	71,413	314,002	37,607
Change in unrealized gains (losses) on investments	42,820	107,048	(126,520)	512,919	424,306	(717,637)
Net increase (decrease) in net assets resulting from operations	10,473	133,830	(124,224)	633,743	788,917	(664,909)
Policy Transactions:
Premium payments received from Policy owners	2,126	2,126	2,171	17,957	15,857	13,359
Net transfers (including fixed account)	(301,364)	(226,515)	(498,022)	(347,419)	(822,568)	1,946,865
Policy charges	(14,930)	(18,589)	(27,590)	(69,509)	(83,076)	(65,532)
Transfers for Policy benefits and terminations	—	—	—	(23,493)	(11,075)	(7,677)
Net increase (decrease) in net assets resulting from Policy transactions	(314,168)	(242,978)	(523,441)	(422,464)	(900,862)	1,887,015
Net increase (decrease) in net assets	(303,695)	(109,148)	(647,665)	211,279	(111,945)	1,222,106
Net Assets:
Beginning of year	976,803	1,085,951	1,733,616	4,289,769	4,401,714	3,179,608
End of year	$673,108	$976,803	$1,085,951	$4,501,048	$4,289,769	$4,401,714

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.
The accompanying notes are an integral part of these financial statements.

	PIMCO VIT All Asset Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,645	$2,217	$4,773
Net realized gains (losses)	(4,167)	(3,753)	(152)
Change in unrealized gains (losses) on investments	21	12,666	(12,773)
Net increase (decrease) in net assets resulting from operations	(1,501)	11,130	(8,152)
Policy Transactions:
Premium payments received from Policy owners	2,801	9,847	9,625
Net transfers (including fixed account)	(65,384)	(67,071)	1
Policy charges	(1,266)	(4,047)	(7,430)
Transfers for Policy benefits and terminations	—	(1)	(2)
Net increase (decrease) in net assets resulting from Policy transactions	(63,849)	(61,272)	2,194
Net increase (decrease) in net assets	(65,350)	(50,142)	(5,958)
Net Assets:
Beginning of year	90,296	140,438	146,396
End of year	$24,946	$90,296	$140,438

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020, 2019 and 2018

	PIMCO VIT CommodityRealReturn® Strategy Division			PIMCO VIT Low Duration Division
	2020	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,576	$1,113	$503	$10,732	$25,038	$18,308
Net realized gains (losses)	(3,179)	(679)	(347)	(334)	(3,978)	(478)
Change in unrealized gains (losses) on investments	2,517	2,187	(3,284)	16,064	14,745	(14,452)
Net increase (decrease) in net assets resulting from operations	914	2,621	(3,128)	26,462	35,805	3,378
Policy Transactions:
Premium payments received from Policy owners	1,974	1,288	1,968	—	3,335	3,335
Net transfers (including fixed account)	10,256	—	23,629	(43,993)	(75,623)	47,033
Policy charges	(3,545)	(4,077)	(3,023)	(15,954)	(16,147)	(16,600)
Transfers for Policy benefits and terminations	—	—	(349)	(1)	(8,284)	—
Net increase (decrease) in net assets resulting from Policy transactions	8,685	(2,789)	22,225	(59,948)	(96,719)	33,768
Net increase (decrease) in net assets	9,599	(168)	19,097	(33,486)	(60,914)	37,146
Net Assets:
Beginning of year	23,957	24,125	5,028	898,208	959,122	921,976
End of year	$33,556	$23,957	$24,125	$864,722	$898,208	$959,122

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Pioneer Mid Cap Value VCT Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$153	$—	$—
Net realized gains (losses)	399	—	—
Change in unrealized gains (losses) on investments	42	241	—
Net increase (decrease) in net assets resulting from operations	594	241	—
Policy Transactions:
Premium payments received from Policy owners	433	37	—
Net transfers (including fixed account)	1,501	12,129	—
Policy charges	(82)	(7)	—
Transfers for Policy benefits and terminations	(38)	(20)	—
Net increase (decrease) in net assets resulting from Policy transactions	1,814	12,139	—
Net increase (decrease) in net assets	2,408	12,380	—
Net Assets:
Beginning of year	12,380	—	—
End of year	$14,788	$12,380	$—

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2020, 2019 and 2018

	Putnam VT International Value Division			Royce Micro-Cap Division
	2020 (b)	2019	2018	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$134	$154	$124	$—	$—	$—
Net realized gains (losses)	(1,519)	213	71	171	1,051	486
Change in unrealized gains (losses) on investments	(27)	568	(1,236)	2,620	898	(1,513)
Net increase (decrease) in net assets resulting from operations	(1,412)	935	(1,041)	2,791	1,949	(1,027)
Policy Transactions:
Premium payments received from Policy owners	1,288	1,288	1,288	—	—	58
Net transfers (including fixed account)	(4,683)	—	—	—	—	42
Policy charges	(492)	(1,364)	(1,333)	(92)	(90)	(91)
Transfers for Policy benefits and terminations	(1)	—	—	—	—	—
Net increase (decrease) in net assets resulting from Policy transactions	(3,888)	(76)	(45)	(92)	(90)	9
Net increase (decrease) in net assets	(5,300)	859	(1,086)	2,699	1,859	(1,018)
Net Assets:
Beginning of year	5,300	4,441	5,527	11,867	10,008	11,026
End of year	$—	$5,300	$4,441	$14,566	$11,867	$10,008

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

	Royce Small-Cap Division
	2020	2019	2018
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$126	$100	$116
Net realized gains (losses)	(342)	1,689	155
Change in unrealized gains (losses) on investments	(864)	695	(1,492)
Net increase (decrease) in net assets resulting from operations	(1,080)	2,484	(1,221)
Policy Transactions:
Premium payments received from Policy owners	1,110	925	1,110
Net transfers (including fixed account)	3	1	—
Policy charges	(1,344)	(1,486)	(1,358)
Transfers for Policy benefits and terminations	—	—	—
Net increase (decrease) in net assets resulting from Policy transactions	(231)	(560)	(248)
Net increase (decrease) in net assets	(1,311)	1,924	(1,469)
Net Assets:
Beginning of year	15,444	13,520	14,989
End of year	$14,133	$15,444	$13,520

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AB Variable Products Series Fund, Inc. ("AB VPS")

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Fidelity® Variable Insurance Products ("Fidelity VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Goldman Sachs Variable Insurance Trust ("Goldman Sachs")

Janus Aspen Series ("Janus Aspen")

MFS® Variable Insurance Trust ("MFS VIT")

MFS® Variable Insurance Trust II ("MFS VIT II")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Pioneer Variable Contracts Trust ("Pioneer VCT")

Putnam Variable Trust ("Putnam VT")

Royce Capital Fund ("Royce")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of or during the year ended December 31, 2020:

AB VPS Global Thematic Growth Division

AB VPS Intermediate Bond Division

American Funds® Bond Division

American Funds® Global Small Capitalization Division

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® High-Income Bond Division

American Funds® International Division

American Funds® U.S. Government/AAA-Rated Securities Division

BHFTI AB Global Dynamic Allocation Division

BHFTI American Funds® Balanced Allocation Division

BHFTI American Funds® Growth Allocation Division

BHFTI American Funds® Moderate Allocation Division

BHFTI AQR Global Risk Balanced Division

BHFTI BlackRock Global Tactical Strategies Division

BHFTI Brighthouse Asset Allocation 100 Division (a)

BHFTI Brighthouse Balanced Plus Division

BHFTI Brighthouse Small Cap Value Division

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division (a)

BHFTI Brighthouse/Templeton International Bond Division

BHFTI Brighthouse/Wellington Large Cap Research Division

BHFTI Clarion Global Real Estate Division

BHFTI Harris Oakmark International Division

BHFTI Invesco Balanced-Risk Allocation Division

BHFTI Invesco Global Equity Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Continued)

BHFTI Invesco Small Cap Growth Division (a)

BHFTI JPMorgan Global Active Allocation Division

BHFTI JPMorgan Small Cap Value Division

BHFTI Loomis Sayles Global Allocation Division

BHFTI Loomis Sayles Growth Division

BHFTI MetLife Multi-Index Targeted Risk Division

BHFTI MFS® Research International Division (a)

BHFTI Morgan Stanley Discovery Division

BHFTI PanAgora Global Diversified Risk Division

BHFTI PIMCO Inflation Protected Bond Division

BHFTI PIMCO Total Return Division

BHFTI Schroders Global Multi-Asset Division

BHFTI SSGA Growth and Income ETF Division

BHFTI SSGA Growth ETF Division

BHFTI T. Rowe Price Large Cap Value Division

BHFTI T. Rowe Price Mid Cap Growth Division (a)

BHFTI Victory Sycamore Mid Cap Value Division

BHFTII Baillie Gifford International Stock Division

BHFTII BlackRock Bond Income Division

BHFTII BlackRock Capital Appreciation Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse Asset Allocation 20 Division (a)

BHFTII Brighthouse Asset Allocation 40 Division (a)

BHFTII Brighthouse Asset Allocation 60 Division (a)

BHFTII Brighthouse Asset Allocation 80 Division

BHFTII Brighthouse/Artisan Mid Cap Value Division (a)

BHFTII Brighthouse/Wellington Balanced Division

BHFTII Brighthouse/Wellington Core Equity Opportunities Division

BHFTII Frontier Mid Cap Growth Division

BHFTII Jennison Growth Division

BHFTII Loomis Sayles Small Cap Core Division

BHFTII Loomis Sayles Small Cap Growth Division

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Mid Cap Stock Index Division

BHFTII MetLife MSCI EAFE® Index Division

BHFTII MetLife Russell 2000® Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Total Return Division (a)

BHFTII MFS® Value Division

BHFTII Neuberger Berman Genesis Division

BHFTII T. Rowe Price Large Cap Growth Division

BHFTII T. Rowe Price Small Cap Growth Division

BHFTII Van Eck Global Natural Resources Division

BHFTII Western Asset Management Strategic Bond Opportunities Division

BHFTII Western Asset Management U.S. Government Division

Fidelity® VIP Asset Manager: Growth Division

Fidelity® VIP Contrafund Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Freedom 2010 Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Government Money Market Division

Fidelity® VIP High Income Division

Fidelity® VIP Investment Grade Bond Division

Fidelity® VIP Mid Cap Division

FTVIPT Franklin Income VIP Division

FTVIPT Franklin Mutual Global Discovery VIP Division

FTVIPT Franklin Mutual Shares VIP Division

FTVIPT Templeton Foreign VIP Division

FTVIPT Templeton Global Bond VIP Division

Goldman Sachs Small Cap Equity Insights Division

Invesco V.I. Comstock Division

Invesco V.I. International Growth Division

Janus Henderson Balanced Division

Janus Henderson Enterprise Division

Janus Henderson Forty Division

Janus Henderson Research Division

MFS® VIT Global Equity Division

MFS® VIT New Discovery Division

MFS® VIT II High Yield Division

Morgan Stanley VIF Emerging Markets Debt Division

Morgan Stanley VIF Emerging Markets Equity Division

PIMCO VIT All Asset Division

PIMCO VIT CommodityRealReturn® Strategy Division

PIMCO VIT Low Duration Division

Pioneer Mid Cap Value VCT

Putnam VT International Value Division (b)

Royce Micro-Cap Division

Royce Small-Cap Division

(a) This Division invests in two or more share classes within the underlying portfolio, series or fund of the Trusts.

(b) This Division's net assets went to zero during the year ended December 31, 2020 and is not included in the statements of assets and liabilities.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

B. The following Divisions had no net assets as of December 31, 2020:

Janus Henderson Overseas Division

PIMCO VIT Long-Term U.S. Government Division

3.  PORTFOLIO CHANGES

The operations of the Divisions were affected by the following change that occurred during the year ended December 31, 2020:

Liquidation:

BNY Mellon VI International Value Portfolio

A. The following Division ceased operations during the year ended December 31, 2020 and is not included in the statements of assets and liabilities:

BNY Mellon VI International Value Portfolio

B. The following Divisions had no assets at December 31, 2020 and have been removed from the fund offerings going forward:

Goldman Sachs Mid-Cap Value Fund

MFS® VIT Value Series

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a portfolio, series or fund of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The global outbreak of the coronavirus (COVID-19) has caused significant volatility within the economic markets. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations, business, financial results, or financial condition.

5.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2020:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & POLICY CHARGES — (Concluded)

For some Policies, a mortality and expense risk charge ranging from 0.05% to 0.90% is assessed through the redemption of units on a monthly basis and recorded as Policy charges in the statements of changes in net assets of the applicable Divisions. Other Policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, transfer charges and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. A transfer fee ranging from $0 to $25 may be deducted after twelve transfers made in a Policy year. Policy administrative charges range from $0 to $15 based on face amounts of Policies and are assessed monthly.

For some Policies, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 for every $1,000 of the Policy face amount. Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two Policy years. These charges are paid to the Company and are recorded as Transfers for Policy benefits and terminations in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2020, 2019 and 2018.

Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $0.01 to $83.33 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2020, 2019 and 2018.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2020	2020	2020	2019	2018	2020	2019	2018
AB VPS Global Thematic Growth Division	1,121	26,632	5,137	8,516	1,283	736	15,703	775
AB VPS Intermediate Bond Division	14,993	159,814	5,683	13,348	83,317	5,293	15,645	2,284
American Funds® Bond Division	673,786	7,420,044	2,332,672	1,816,918	802,239	1,733,148	1,039,676	1,584,892
American Funds® Global Small Capitalization Division	2,940,464	62,510,500	6,694,687	5,423,055	5,289,952	7,872,365	6,581,286	6,378,917
American Funds® Growth Division	2,613,446	166,766,195	21,407,104	24,640,273	23,261,232	36,046,153	18,226,695	17,837,181
American Funds® Growth-Income Division	2,542,508	104,476,921	6,887,513	15,503,283	10,877,999	9,087,463	9,209,449	9,942,205
American Funds® High-Income Bond Division	5,049	49,074	14,798	25,735	530	492	325	169
American Funds® International Division	98,577	2,013,000	145,828	140,925	1,700,047	208,952	201,259	97,437
American Funds® U.S. Government/AAA-Rated Securities Division	4,998	61,738	3,765	4,609	3,558	2,043	1,823	2,849
BHFTI AB Global Dynamic Allocation Division	8,403	97,997	21,014	13,822	12,863	6,680	9,136	7,348
BHFTI American Funds® Balanced Allocation Division	134,169	1,337,760	319,365	201,961	164,204	381,321	54,037	65,257
BHFTI American Funds® Growth Allocation Division	244,547	2,311,680	302,305	418,635	334,214	108,510	575,140	191,882
BHFTI American Funds® Moderate Allocation Division	170,500	1,689,212	243,397	265,804	255,305	171,899	166,002	139,294
BHFTI AQR Global Risk Balanced Division	24,028	219,243	44,543	25,618	34,236	13,182	10,925	26,185
BHFTI BlackRock Global Tactical Strategies Division	63,195	642,540	150,812	78,541	107,458	37,789	24,804	36,977
BHFTI Brighthouse Asset Allocation 100 Division	2,233,937	25,434,319	6,151,229	4,182,599	3,152,212	4,423,886	3,540,964	2,168,820
BHFTI Brighthouse Balanced Plus Division	39,682	437,222	89,436	43,872	87,140	78,308	23,894	51,232
BHFTI Brighthouse Small Cap Value Division	71,684	1,045,511	93,062	138,155	418,863	13,312	223,108	42,330
BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Division	143,798	1,424,033	178,415	288,734	562,900	164,079	101,311	81,736
BHFTI Brighthouse/ Templeton International Bond Division	36,727	362,640	83,803	75,982	49,850	46,116	8,805	47,138
BHFTI Brighthouse/ Wellington Large Cap Research Division	33,739,496	409,007,356	40,932,335	59,684,061	59,443,083	31,078,785	33,896,577	30,319,357

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2020	2020	2020	2019	2018	2020	2019	2018
BHFTI Clarion Global Real Estate Division	2,297,116	26,622,345	4,808,218	2,237,717	2,923,209	4,864,001	2,906,934	3,817,699
BHFTI Harris Oakmark International Division	3,150,420	42,221,736	5,231,700	5,126,372	5,844,976	5,640,154	3,801,215	4,098,087
BHFTI Invesco Balanced- Risk Allocation Division	8,473	81,846	15,991	8,552	16,069	3,088	2,458	14,968
BHFTI Invesco Global Equity Division	2,502,171	43,532,078	3,766,145	9,782,972	9,749,912	7,831,798	6,542,629	6,244,638
BHFTI Invesco Small Cap Growth Division	622,783	8,954,252	2,201,735	1,665,231	1,727,316	1,756,812	1,132,741	1,140,809
BHFTI JPMorgan Global Active Allocation Division	15,762	181,099	45,532	45,987	60,525	33,417	104,349	62,991
BHFTI JPMorgan Small Cap Value Division	40,882	609,464	113,264	193,731	106,661	60,497	47,982	112,757
BHFTI Loomis Sayles Global Allocation Division	29,078	451,229	94,684	88,592	86,733	32,728	36,258	134,473
BHFTI Loomis Sayles Growth Division	3,708,646	46,342,808	17,607,875	6,947,060	3,551,397	4,867,838	3,813,230	5,018,033
BHFTI MetLife Multi-Index Targeted Risk Division	16,234	195,577	39,737	17,607	28,392	15,143	9,590	27,012
BHFTI MFS® Research International Division	1,704,752	19,284,239	5,870,281	1,570,671	1,171,163	3,636,856	1,560,226	2,664,328
BHFTI Morgan Stanley Discovery Division	16,843,444	273,925,249	78,581,395	62,754,640	54,287,551	46,636,989	26,148,335	19,422,641
BHFTI PanAgora Global Diversified Risk Division	72	787	293	324	231	135	142	106
BHFTI PIMCO Inflation Protected Bond Division	994,485	10,442,901	2,018,598	1,049,053	1,328,279	1,966,920	962,894	1,812,352
BHFTI PIMCO Total Return Division	4,259,995	50,531,014	14,077,027	3,985,112	8,825,992	12,561,957	3,764,701	4,552,129
BHFTI Schroders Global Multi-Asset Division	10,177	121,001	28,685	19,343	38,242	9,652	13,614	7,633
BHFTI SSGA Growth and Income ETF Division	717,465	8,241,759	1,100,249	1,087,988	1,243,192	1,221,256	907,905	1,257,248
BHFTI SSGA Growth ETF Division	681,338	7,764,871	1,070,627	1,270,542	1,225,143	634,570	1,069,547	1,273,441
BHFTI T. Rowe Price Large Cap Value Division	111,581	3,117,966	338,749	456,755	838,764	54,544	537,243	95,787
BHFTI T. Rowe Price Mid Cap Growth Division	4,245,048	43,007,076	6,955,959	8,599,988	7,502,270	6,665,870	5,312,678	4,164,773
BHFTI Victory Sycamore Mid Cap Value Division	5,174,575	89,236,485	8,535,900	4,760,437	17,059,195	5,825,537	6,206,952	6,368,029
BHFTII Baillie Gifford International Stock Division	3,826,578	43,323,819	5,502,277	4,243,165	2,923,198	4,076,434	4,095,527	3,818,806
BHFTII BlackRock Bond Income Division	750,995	80,589,753	8,980,235	11,357,328	5,452,935	9,426,318	5,217,370	8,697,940
BHFTII BlackRock Capital Appreciation Division	416,644	15,379,595	5,487,010	3,489,462	3,502,140	3,379,735	1,668,009	1,506,030

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2020	2020	2020	2019	2018	2020	2019	2018
BHFTII BlackRock Ultra-Short Term Bond Division	254,568	25,694,668	19,092,049	6,553,360	6,283,718	21,095,332	6,874,202	5,715,933
BHFTII Brighthouse Asset Allocation 20 Division	409,782	4,513,545	1,274,817	739,432	1,121,422	1,248,834	613,038	1,222,469
BHFTII Brighthouse Asset Allocation 40 Division	975,023	11,139,892	1,468,646	1,763,446	1,115,030	1,339,932	1,376,047	1,404,444
BHFTII Brighthouse Asset Allocation 60 Division	4,910,748	55,780,027	6,478,700	7,209,544	5,931,301	4,710,599	4,505,315	5,165,830
BHFTII Brighthouse Asset Allocation 80 Division	8,905,906	105,373,229	14,465,558	14,458,288	9,060,411	7,019,585	8,472,662	8,201,530
BHFTII Brighthouse/Artisan Mid Cap Value Division	276,303	58,175,662	3,965,888	8,065,497	5,087,357	4,502,533	4,015,788	4,675,910
BHFTII Brighthouse/ Wellington Balanced Division	17,044,120	296,116,747	25,608,624	30,060,296	31,658,714	23,237,136	23,505,436	21,911,173
BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	2,792,560	82,009,610	13,054,670	9,322,564	6,419,507	6,576,512	8,085,758	6,480,748
BHFTII Frontier Mid Cap Growth Division	8,004,256	233,111,806	33,139,878	35,214,753	29,557,481	20,288,351	18,636,268	17,365,127
BHFTII Jennison Growth Division	2,817,409	41,271,959	9,658,535	7,751,881	11,970,920	10,162,624	5,050,978	3,598,097
BHFTII Loomis Sayles Small Cap Core Division	106,703	24,943,111	2,973,140	3,014,928	3,509,412	2,501,957	2,292,228	2,094,540
BHFTII Loomis Sayles Small Cap Growth Division	1,094,897	13,523,840	2,523,891	2,831,850	3,111,464	2,667,010	1,806,127	1,331,685
BHFTII MetLife Aggregate Bond Index Division	13,485,120	148,612,998	31,916,931	28,316,449	16,068,111	27,363,175	10,862,366	25,749,748
BHFTII MetLife Mid Cap Stock Index Division	6,112,522	92,190,570	20,996,786	16,329,218	15,426,424	17,866,915	12,363,323	13,306,107
BHFTII MetLife MSCI EAFE® Index Division	7,132,407	85,288,565	13,081,751	12,009,660	12,159,295	12,998,744	8,127,844	7,212,925
BHFTII MetLife Russell 2000® Index Division	4,243,341	66,907,233	12,497,868	11,535,794	12,704,298	11,907,590	9,587,694	10,099,819
BHFTII MetLife Stock Index Division	23,255,957	890,022,534	136,710,082	126,537,714	99,675,290	99,332,093	88,072,965	88,827,635
BHFTII MFS® Total Return Division	65,074	10,009,687	1,092,240	2,736,787	4,153,084	1,237,068	24,051,730	2,188,698
BHFTII MFS® Value Division	8,089,437	116,523,679	15,430,830	11,629,824	33,163,609	13,905,647	9,898,264	11,609,864
BHFTII Neuberger Berman Genesis Division	6,370,737	105,418,162	10,743,267	17,674,000	16,424,472	9,159,079	8,829,745	8,504,561
BHFTII T. Rowe Price Large Cap Growth Division	5,356,778	102,663,449	13,721,898	18,601,560	22,531,272	11,580,716	9,206,900	9,648,121
BHFTII T. Rowe Price Small Cap Growth Division	6,136,940	113,317,413	31,589,411	21,091,527	17,374,095	29,016,588	12,723,797	12,586,896
BHFTII Van Eck Global Natural Resources Division	33,909	299,534	103,284	85,714	89,278	169,685	36,814	35,639

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)				Proceeds from Sales ($)
	2020	2020	2020		2019	2018	2020		2019	2018
BHFTII Western Asset Management Strategic Bond Opportunities Division	4,058,338	52,432,951	7,799,220		8,197,998	5,797,198	8,198,965		4,807,303	6,767,951
BHFTII Western Asset Management U.S. Government Division	1,654,287	19,791,049	6,182,507		1,846,747	2,187,896	2,633,036		2,262,423	1,788,098
BNY Mellon VI International Value Division	—	—	4,314	(a)	29,939	3,466	109,964	(a)	121,884	2,353
Fidelity® VIP Asset Manager: Growth Division	112,405	1,802,219	108,905		163,944	142,070	124,616		168,119	144,769
Fidelity® VIP Contrafund Division	88,672	2,688,159	265,699		764,751	383,026	164,896		761,697	253,162
Fidelity® VIP Equity-Income Division	85	1,837	8,165		162,357	111	144,887		1,220	14
Fidelity® VIP Freedom 2010 Division	11,966	159,503	138,299		50,023	33,404	141,436		41,445	22,002
Fidelity® VIP Freedom 2020 Division	49,108	496,219	143,931		154,689	153,830	98,244		93,783	145,134
Fidelity® VIP Freedom 2025 Division	37,930	503,841	31,559		25,102	17,161	11,473		11,189	11,854
Fidelity® VIP Freedom 2030 Division	25,517	372,012	280,248		232,170	244,284	261,969		155,175	249,208
Fidelity® VIP Freedom 2040 Division	18,966	409,830	244,672		191,884	150,221	166,615		140,495	104,378
Fidelity® VIP Freedom 2050 Division	10,191	200,902	184,959		153,698	113,839	229,119		149,846	69,881
Fidelity® VIP Government Money Market Division	5,426,872	5,426,872	6,281,176		3,767,089	1,527,734	4,995,392		2,616,903	2,893,551
Fidelity® VIP High Income Division	90,837	496,362	65,577		79,975	99,890	5,396		177,982	42,963
Fidelity® VIP Investment Grade Bond Division	3,136	41,206	222,151		191,421	60,600	765,753		849,132	42,532
Fidelity® VIP Mid Cap Division	8,185	248,648	14,895		28,876	26,048	9,101		5,589	30,860
FTVIPT Franklin Income VIP Division	748	11,358	926		4,099	30,115	6,161		59,218	302,924
FTVIPT Franklin Mutual Global Discovery VIP Division	41,525	782,033	85,957		146,620	178,613	11,968		175,537	32,368
FTVIPT Franklin Mutual Shares VIP Division	5,449	101,409	17,824		35,387	20,970	12,448		55,720	10,897
FTVIPT Templeton Foreign VIP Division	408,366	5,739,207	1,078,600		552,990	1,307,300	2,159,156		867,527	3,395,965
FTVIPT Templeton Global Bond VIP Division	77,071	1,304,321	278,685		289,733	146,098	54,727		73,962	58,522
Goldman Sachs Small Cap Equity Insights Division	1,771	18,677	15,467		1,303	2,252	4,483		1,740	1,690
Invesco V.I. Comstock Division	48,025	776,049	166,914		154,453	205,088	8,622		7,665	287,099
Invesco V.I. International Growth Division	10,724	361,670	37,717		56,397	39,876	24,915		38,638	15,876

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)				Proceeds from Sales ($)
	2020	2020	2020		2019	2018	2020		2019	2018
Janus Henderson Balanced Division	35,456	1,100,246	47,636		66,915	198,771	57,135		133,246	30,911
Janus Henderson Enterprise Division	3,930	251,027	191,673		61,835	149,001	322,908		79,552	111,845
Janus Henderson Forty Division	12,575	537,009	581,268		74,912	53,772	543,510		7,861	6,801
Janus Henderson Research Division	11,576	322,940	44,277		63,792	25,865	16,442		25,503	11,513
MFS® VIT Global Equity Division	5,695	116,183	8,248		75,837	66,088	5,439		992	350,889
MFS® VIT New Discovery Division	1,455	23,644	3,008		9,663	3,132	1,523		7,260	1,194
MFS® VIT II High Yield Division	31,027	184,159	8,931		8,931	8,422	2,954		2,859	2,599
Morgan Stanley VIF Emerging Markets Debt Division	86,965	676,169	322,745		99,623	292,503	606,140		290,071	729,619
Morgan Stanley VIF Emerging Markets Equity Division	253,866	3,693,524	1,743,886		938,639	2,519,180	2,056,980		1,462,851	617,044
PIMCO VIT All Asset Division	2,253	23,946	5,228		84,836	14,398	66,432		143,890	7,430
PIMCO VIT Commodity RealReturn® Strategy Division	5,546	34,344	18,823		2,401	25,752	8,564		4,077	3,023
PIMCO VIT Low Duration Division	83,307	866,328	10,733		71,111	68,852	59,947		142,792	16,776
Pioneer Mid Cap Value VCT Division	823	14,505	2,450		12,146	—	76		7	—
Putnam VT International Value Division	—	—	1,500	(b)	1,764	1,412	5,175	(b)	1,364	1,333
Royce Micro-Cap Division	1,223	12,671	186		1,056	1,517	92		90	989
Royce Small-Cap Division	1,907	16,603	1,558		2,904	1,323	1,434		1,577	1,265

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2020, 2019 and 2018:

	AB VPS Global Thematic Growth Division			AB VPS Intermediate Bond Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	2,852	3,702	3,649	8,607	8,974	4,418
Units issued and transferred from other funding options	154	605	155	34	538	4,690
Units redeemed and transferred to other funding options	(63)	(1,455)	(102)	(286)	(905)	(134)
Units end of year	2,943	2,852	3,702	8,355	8,607	8,974
	American Funds® Growth Division			American Funds® Growth-Income Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	771,615	836,344	903,104	883,644	944,058	1,016,793
Units issued and transferred from other funding options	278,019 *	48,368	58,687	64,550	62,135	70,100
Units redeemed and transferred to other funding options	(241,887)	(113,097)	(125,447)	(113,048)	(122,549)	(142,835)
Units end of year	807,747	771,615	836,344	835,146	883,644	944,058
	American Funds® U.S. Government/AAA-Rated Securities Division			BHFTI AB Global Dynamic Allocation Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	2,299	2,234	2,245	5,461	5,469	5,215
Units issued and transferred from other funding options	46	137	108	845	585	750
Units redeemed and transferred to other funding options	(74)	(72)	(119)	(422)	(593)	(496)
Units end of year	2,271	2,299	2,234	5,884	5,461	5,469

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

*  Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2020. There was no impact to the net assets of the Division.

	American Funds® Bond Division			American Funds® Global Small Capitalization Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	414,967	376,098	441,078	1,280,303	1,386,320	1,470,404
Units issued and transferred from other funding options	178,829	133,544	77,694	115,958	98,762	138,427
Units redeemed and transferred to other funding options	(158,371)	(94,675)	(142,674)	(205,646)	(204,779)	(222,511)
Units end of year	435,425	414,967	376,098	1,190,615	1,280,303	1,386,320
	American Funds® High-Income Bond Division			American Funds® International Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,992	546	557	43,385	46,499	14,364
Units issued and transferred from other funding options	668	1,466	—	3,418	1,907	34,383
Units redeemed and transferred to other funding options	(30)	(20)	(11)	(4,865)	(5,021)	(2,248)
Units end of year	2,630	1,992	546	41,938	43,385	46,499
	BHFTI American Funds® Balanced Allocation Division			BHFTI American Funds® Growth Allocation Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	67,995	66,505	65,872	98,420	116,394	117,316
Units issued and transferred from other funding options	9,639	4,212	4,126	4,201	9,785	8,685
Units redeemed and transferred to other funding options	(17,216)	(2,722)	(3,493)	(4,650)	(27,759)	(9,607)
Units end of year	60,418	67,995	66,505	97,971	98,420	116,394

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	BHFTI American Funds® Moderate Allocation Division			BHFTI AQR Global Risk Balanced Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	82,898	83,960	83,131	14,354	13,539	14,107
Units issued and transferred from other funding options	6,586	8,035	8,746	1,752	1,724	1,756
Units redeemed and transferred to other funding options	(8,469)	(9,097)	(7,917)	(1,074)	(909)	(2,324)
Units end of year	81,015	82,898	83,960	15,032	14,354	13,539
	BHFTI Brighthouse Balanced Plus Division			BHFTI Brighthouse Small Cap Value Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	24,489	23,872	24,072	28,267	33,559	24,110
Units issued and transferred from other funding options	1,742	2,047	2,916	1,672	1,636	10,790
Units redeemed and transferred to other funding options	(4,155)	(1,430)	(3,116)	(472)	(6,928)	(1,341)
Units end of year	22,076	24,489	23,872	29,467	28,267	33,559
	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTI Clarion Global Real Estate Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	7,682,381	8,203,510	8,680,557	1,058,412	1,119,415	1,228,028
Units issued and transferred from other funding options	541,345	491,293	572,563	542,417	118,771	133,041
Units redeemed and transferred to other funding options	(894,298)	(1,012,422)	(1,049,610)	(609,869)	(179,774)	(241,654)
Units end of year	7,329,428	7,682,381	8,203,510	990,960	1,058,412	1,119,415

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

	BHFTI BlackRock Global Tactical Strategies Division			BHFTI Brighthouse Asset Allocation 100 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	34,843	31,192	29,101	923,654	1,019,388	1,029,774
Units issued and transferred from other funding options	6,092	5,274	4,688	148,064	87,615	128,134
Units redeemed and transferred to other funding options	(2,428)	(1,623)	(2,597)	(190,926)	(183,349)	(138,520)
Units end of year	38,507	34,843	31,192	880,792	923,654	1,019,388
	BHFTI Brighthouse/Aberdeen Emerging Markets Equity Division			BHFTI Brighthouse/Templeton International Bond Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	86,472	77,696	54,830	20,570	17,688	17,506
Units issued and transferred from other funding options	9,239	15,340	28,705	4,668	3,473	3,443
Units redeemed and transferred to other funding options	(12,254)	(6,564)	(5,839)	(3,319)	(591)	(3,261)
Units end of year	83,457	86,472	77,696	21,919	20,570	17,688
	BHFTI Harris Oakmark International Division			BHFTI Invesco Balanced-Risk Allocation Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,149,294	1,222,892	1,251,121	48,880	44,433	47,953
Units issued and transferred from other funding options	198,339	111,388	171,108	6,102	6,242	8,054
Units redeemed and transferred to other funding options	(249,464)	(184,986)	(199,337)	(2,219)	(1,795)	(11,574)
Units end of year	1,098,169	1,149,294	1,222,892	52,763	48,880	44,433

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	BHFTI Invesco Global Equity Division			BHFTI Invesco Small Cap Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,230,393	1,327,490	1,391,388	172,676	189,081	198,393
Units issued and transferred from other funding options	171,312	201,727	377,746	41,501	20,954	29,266
Units redeemed and transferred to other funding options	(249,184)	(298,824)	(441,644)	(44,132)	(37,359)	(38,578)
Units end of year	1,152,521	1,230,393	1,327,490	170,045	172,676	189,081
	BHFTI Loomis Sayles Global Allocation Division			BHFTI Loomis Sayles Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	14,485	14,146	17,200	1,729,858	1,851,832	2,017,737
Units issued and transferred from other funding options	1,941	1,559	2,074	131,564	143,376	172,112
Units redeemed and transferred to other funding options	(1,029)	(1,220)	(5,128)	(270,063)	(265,350)	(338,017)
Units end of year	15,397	14,485	14,146	1,591,359	1,729,858	1,851,832
	BHFTI Morgan Stanley Discovery Division			BHFTI PanAgora Global Diversified Risk Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	8,205,516	8,757,498	9,244,431	484	355	265
Units issued and transferred from other funding options	578,850	607,006	785,595	160	238	178
Units redeemed and transferred to other funding options	(1,180,761)	(1,158,988)	(1,272,528)	(96)	(109)	(88)
Units end of year	7,603,605	8,205,516	8,757,498	548	484	355

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

	BHFTI JPMorgan Global Active Allocation Division			BHFTI JPMorgan Small Cap Value Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	109,106	150,720	164,613	17,082	13,980	15,092
Units issued and transferred from other funding options	22,853	25,625	28,411	5,033	4,823	2,587
Units redeemed and transferred to other funding options	(20,996)	(67,239)	(42,304)	(2,322)	(1,721)	(3,699)
Units end of year	110,963	109,106	150,720	19,793	17,082	13,980
	BHFTI MetLife Multi-Index Targeted Risk Division			BHFTI MFS® Research International Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,128	1,102	1,183	757,602	802,391	887,068
Units issued and transferred from other funding options	116	90	103	411,321	55,779	73,740
Units redeemed and transferred to other funding options	(92)	(64)	(184)	(358,684)	(100,568)	(158,417)
Units end of year	1,152	1,128	1,102	810,239	757,602	802,391
	BHFTI PIMCO Inflation Protected Bond Division			BHFTI PIMCO Total Return Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	584,141	599,323	641,205	2,140,981	2,196,080	1,849,597
Units issued and transferred from other funding options	132,974	86,749	119,225	884,650	227,323	697,164
Units redeemed and transferred to other funding options	(152,324)	(101,931)	(161,107)	(898,533)	(282,422)	(350,681)
Units end of year	564,791	584,141	599,323	2,127,098	2,140,981	2,196,080

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	BHFTI Schroders Global Multi-Asset Division			BHFTI SSGA Growth and Income ETF Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	66,855	63,931	47,155	389,915	411,604	441,765
Units issued and transferred from other funding options	12,605	11,663	21,880	37,404	33,816	63,302
Units redeemed and transferred to other funding options	(5,946)	(8,739)	(5,104)	(65,678)	(55,505)	(93,463)
Units end of year	73,514	66,855	63,931	361,641	389,915	411,604
	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,217,875	1,327,338	1,398,449	1,873,760	1,995,325	2,117,145
Units issued and transferred from other funding options	141,781	105,769	149,893	180,250	145,998	162,749
Units redeemed and transferred to other funding options	(252,122)	(215,232)	(221,004)	(245,371)	(267,563)	(284,569)
Units end of year	1,107,534	1,217,875	1,327,338	1,808,639	1,873,760	1,995,325
	BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	346,393	361,309	354,455	1,501,263	1,542,974	1,528,238
Units issued and transferred from other funding options	102,537	47,005	71,267	1,932,378	355,734	349,026
Units redeemed and transferred to other funding options	(103,678)	(61,921)	(64,413)	(2,071,545)	(397,445)	(334,290)
Units end of year	345,252	346,393	361,309	1,362,096	1,501,263	1,542,974

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

	BHFTI SSGA Growth ETF Division			BHFTI T. Rowe Price Large Cap Value Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	334,933	356,198	388,361	113,705	133,556	116,199
Units issued and transferred from other funding options	36,919	38,660	71,472	2,774	4,307	21,317
Units redeemed and transferred to other funding options	(38,828)	(59,925)	(103,635)	(2,418)	(24,158)	(3,960)
Units end of year	333,024	334,933	356,198	114,061	113,705	133,556
	BHFTII Baillie Gifford International Stock Division			BHFTII BlackRock Bond Income Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	2,066,442	2,204,495	2,260,585	2,580,447	2,438,867	2,640,356
Units issued and transferred from other funding options	302,563	202,103	279,576	698,610	537,636	355,078
Units redeemed and transferred to other funding options	(385,996)	(340,156)	(335,666)	(781,823)	(396,056)	(556,567)
Units end of year	1,983,009	2,066,442	2,204,495	2,497,234	2,580,447	2,438,867
	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	225,662	228,095	240,312	437,228	455,924	503,263
Units issued and transferred from other funding options	75,397	49,026	77,028	48,163	69,946	50,875
Units redeemed and transferred to other funding options	(85,213)	(51,459)	(89,245)	(79,742)	(88,642)	(98,214)
Units end of year	215,846	225,662	228,095	405,649	437,228	455,924

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	BHFTII Brighthouse Asset Allocation 60 Division			BHFTII Brighthouse Asset Allocation 80 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	2,321,571	2,440,917	2,546,180	4,095,013	4,357,846	4,581,913
Units issued and transferred from other funding options	177,968	212,672	297,977	297,963	320,207	380,165
Units redeemed and transferred to other funding options	(313,927)	(332,018)	(403,240)	(468,513)	(583,040)	(604,232)
Units end of year	2,185,612	2,321,571	2,440,917	3,924,463	4,095,013	4,357,846
	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	909,178	1,000,401	1,071,707	5,034,751	5,346,436	5,651,424
Units issued and transferred from other funding options	72,150	63,586	77,445	312,533	288,492	334,483
Units redeemed and transferred to other funding options	(113,600)	(154,809)	(148,751)	(583,971)	(600,177)	(639,471)
Units end of year	867,728	909,178	1,000,401	4,763,313	5,034,751	5,346,436
	BHFTII Loomis Sayles Small Cap Growth Division			BHFTII MetLife Aggregate Bond Index Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	405,373	443,647	447,539	5,812,785	5,275,887	5,861,102
Units issued and transferred from other funding options	39,048	35,033	67,676	2,864,213	1,345,846	943,936
Units redeemed and transferred to other funding options	(86,892)	(73,307)	(71,568)	(2,863,696)	(808,948)	(1,529,151)
Units end of year	357,529	405,373	443,647	5,813,302	5,812,785	5,275,887

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

*  Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2020. There was no impact to the net assets of the Division.

	BHFTII Brighthouse/Artisan Mid Cap Value Division			BHFTII Brighthouse/Wellington Balanced Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	132,110	139,029	143,529	6,391,352	6,756,248	7,141,516
Units issued and transferred from other funding options	18,309	9,865	13,563	520,612	530,532	569,347
Units redeemed and transferred to other funding options	(21,217)	(16,784)	(18,063)	(843,162)	(895,428)	(954,615)
Units end of year	129,202	132,110	139,029	6,068,802	6,391,352	6,756,248
	BHFTII Jennison Growth Division			BHFTII Loomis Sayles Small Cap Core Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,219,293	1,343,448	1,163,887	56,229	58,707	61,380
Units issued and transferred from other funding options	625,873	989,355	1,055,315	284,795 *	3,429	3,941
Units redeemed and transferred to other funding options	(871,461)	(1,113,510)	(875,754)	(46,198)	(5,907)	(6,614)
Units end of year	973,705	1,219,293	1,343,448	294,826	56,229	58,707
	BHFTII MetLife Mid Cap Stock Index Division			BHFTII MetLife MSCI EAFE® Index Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	2,028,102	2,176,295	2,347,441	4,565,504	4,552,151	4,450,219
Units issued and transferred from other funding options	622,162	353,710	493,985	1,390,489	963,856	1,236,164
Units redeemed and transferred to other funding options	(670,264)	(501,903)	(665,131)	(1,479,217)	(950,503)	(1,134,232)
Units end of year	1,980,000	2,028,102	2,176,295	4,476,776	4,565,504	4,552,151

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,720,023	1,863,483	1,943,253	24,254,257	25,803,037	27,422,366
Units issued and transferred from other funding options	346,012	174,729	256,317	2,144,182	1,624,476	1,960,490
Units redeemed and transferred to other funding options	(420,676)	(318,189)	(336,087)	(3,244,664)	(3,173,256)	(3,579,819)
Units end of year	1,645,359	1,720,023	1,863,483	23,153,775	24,254,257	25,803,037
	BHFTII Neuberger Berman Genesis Division			BHFTII T. Rowe Price Large Cap Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	2,525,813	2,696,612	2,861,185	2,411,422	2,584,754	2,755,067
Units issued and transferred from other funding options	183,570	172,138	200,453	217,243	167,674	236,790
Units redeemed and transferred to other funding options	(325,363)	(342,937)	(365,026)	(361,990)	(341,006)	(407,103)
Units end of year	2,384,020	2,525,813	2,696,612	2,266,675	2,411,422	2,584,754
	BHFTII Western Asset Management Strategic Bond Opportunities Division			BHFTII Western Asset Management U.S. Government Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	1,645,761	1,639,816	1,766,489	803,446	845,377	843,094
Units issued and transferred from other funding options	328,833	284,741	245,984	311,773	143,181	178,163
Units redeemed and transferred to other funding options	(427,332)	(278,796)	(372,657)	(201,634)	(185,112)	(175,880)
Units end of year	1,547,262	1,645,761	1,639,816	913,585	803,446	845,377

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

	BHFTII MFS® Total Return Division			BHFTII MFS® Value Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	402,049	1,343,444	1,371,577	3,412,658	3,661,165	3,244,182
Units issued and transferred from other funding options	30,667	1,140,538	1,904,539	597,982	501,248	1,264,761
Units redeemed and transferred to other funding options	(61,868)	(2,081,933)	(1,932,672)	(787,106)	(749,755)	(847,778)
Units end of year	370,848	402,049	1,343,444	3,223,534	3,412,658	3,661,165
	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII Van Eck Global Natural Resources Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	2,156,978	2,312,969	2,419,219	2,985	2,550	2,127
Units issued and transferred from other funding options	467,077	287,625	461,739	1,122	763	680
Units redeemed and transferred to other funding options	(629,801)	(443,616)	(567,989)	(1,663)	(328)	(257)
Units end of year	1,994,254	2,156,978	2,312,969	2,444	2,985	2,550
	BNY Mellon VI International Value Division			Fidelity® VIP Asset Manager: Growth Division
	2020 (a)	2019	2018	2020	2019	2018
Units beginning of year	7,923	13,963	14,102	102,055	109,421	115,410
Units issued and transferred from other funding options	—	1,713	—	2,932	1,452	2,167
Units redeemed and transferred to other funding options	(7,923)	(7,753)	(139)	(6,489)	(8,818)	(8,156)
Units end of year	—	7,923	13,963	98,498	102,055	109,421

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	Fidelity® VIP Contrafund Division			Fidelity® VIP Equity-Income Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	77,171	85,494	89,725	5,962	64	65
Units issued and transferred from other funding options	5,354	11,649	3,504	8	5,943	—
Units redeemed and transferred to other funding options	(4,204)	(19,972)	(7,735)	(5,907)	(45)	(1)
Units end of year	78,321	77,171	85,494	63	5,962	64
	Fidelity® VIP Freedom 2025 Division			Fidelity® VIP Freedom 2030 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	20,110	20,549	21,032	18,205	15,105	15,714
Units issued and transferred from other funding options	—	—	—	32,591	33,924	38,013
Units redeemed and transferred to other funding options	(409)	(439)	(483)	(32,780)	(30,824)	(38,622)
Units end of year	19,701	20,110	20,549	18,016	18,205	15,105
	Fidelity® VIP Government Money Market Division			Fidelity® VIP High Income Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	226,282	166,726	246,875	16,565	21,615	20,377
Units issued and transferred from other funding options	342,727	206,921	86,474	1,722	2,309	3,054
Units redeemed and transferred to other funding options	(273,414)	(147,365)	(166,623)	(222)	(7,359)	(1,816)
Units end of year	295,595	226,282	166,726	18,065	16,565	21,615

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

	Fidelity® VIP Freedom 2010 Division			Fidelity® VIP Freedom 2020 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	9,084	9,170	8,858	26,304	25,229	26,108
Units issued and transferred from other funding options	8,809	5,829	4,941	11,533	15,400	16,734
Units redeemed and transferred to other funding options	(9,616)	(5,915)	(4,629)	(11,486)	(14,325)	(17,613)
Units end of year	8,277	9,084	9,170	26,351	26,304	25,229
	Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	14,810	13,260	11,353	10,458	10,867	9,075
Units issued and transferred from other funding options	26,991	26,213	24,153	14,929	15,935	13,562
Units redeemed and transferred to other funding options	(24,733)	(24,663)	(22,246)	(17,170)	(16,344)	(11,770)
Units end of year	17,068	14,810	13,260	8,217	10,458	10,867
	Fidelity® VIP Investment Grade Bond Division			Fidelity® VIP Mid Cap Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	29,736	66,819	67,826	4,531	4,620	5,144
Units issued and transferred from other funding options	11,139	9,647	10,478	270	49	48
Units redeemed and transferred to other funding options	(38,806)	(46,730)	(11,485)	(226)	(138)	(572)
Units end of year	2,069	29,736	66,819	4,575	4,531	4,620

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020, 2019 and 2018:

	FTVIPT Franklin Income VIP Division			FTVIPT Franklin Mutual Global Discovery VIP Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	154	681	541	19,409	22,909	19,169
Units issued and transferred from other funding options	3	12	284	2,255	1,986	4,789
Units redeemed and transferred to other funding options	(60)	(539)	(144)	(550)	(5,486)	(1,049)
Units end of year	97	154	681	21,114	19,409	22,909
	FTVIPT Templeton Global Bond VIP Division			Goldman Sachs Small Cap Equity Insights Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	39,222	33,621	30,130	236	257	275
Units issued and transferred from other funding options	7,883	8,397	5,786	722	39	38
Units redeemed and transferred to other funding options	(2,199)	(2,796)	(2,295)	(274)	(60)	(56)
Units end of year	44,906	39,222	33,621	684	236	257
	Janus Henderson Balanced Division			Janus Henderson Enterprise Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	40,513	44,259	40,784	11,228	12,563	12,025
Units issued and transferred from other funding options	80	277	4,474	5,239	3,909	5,663
Units redeemed and transferred to other funding options	(1,553)	(4,023)	(999)	(9,090)	(5,244)	(5,125)
Units end of year	39,040	40,513	44,259	7,377	11,228	12,563

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

	FTVIPT Franklin Mutual Shares VIP Division			FTVIPT Templeton Foreign VIP Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	181	247	240	312,678	335,963	439,731
Units issued and transferred from other funding options	32	52	30	49,535	307,542	666,833
Units redeemed and transferred to other funding options	(29)	(118)	(23)	(105,292)	(330,827)	(770,601)
Units end of year	184	181	247	256,921	312,678	335,963
	Invesco V.I. Comstock Division			Invesco V.I. International Growth Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	24,325	21,865	28,331	12,475	12,884	12,350
Units issued and transferred from other funding options	5,708	2,780	4,805	738	903	1,093
Units redeemed and transferred to other funding options	(394)	(320)	(11,271)	(814)	(1,312)	(559)
Units end of year	29,639	24,325	21,865	12,399	12,475	12,884
	Janus Henderson Forty Division			Janus Henderson Research Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	8,740	8,128	8,229	14,173	14,343	14,524
Units issued and transferred from other funding options	11,411	772	53	173	770	342
Units redeemed and transferred to other funding options	(11,593)	(160)	(154)	(585)	(940)	(523)
Units end of year	8,558	8,740	8,128	13,761	14,173	14,343

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2020, 2019 and 2018:

	MFS® VIT Global Equity Division			MFS® VIT New Discovery Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	3,332	1,371	10,503	545	600	633
Units issued and transferred from other funding options	172	1,990	1,432	5	118	7
Units redeemed and transferred to other funding options	(256)	(29)	(10,564)	(32)	(173)	(40)
Units end of year	3,248	3,332	1,371	518	545	600
	Morgan Stanley VIF Emerging Markets Equity Division			PIMCO VIT All Asset Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	239,727	294,163	175,378	5,679	9,883	9,745
Units issued and transferred from other funding options	283,687	36,215	156,621	183	5,343	642
Units redeemed and transferred to other funding options	(303,617)	(90,651)	(37,836)	(4,409)	(9,547)	(504)
Units end of year	219,797	239,727	294,163	1,453	5,679	9,883
	Pioneer Mid Cap Value VCT Division			Putnam VT International Value Division
	2020	2019	2018	2020 (b)	2019	2018
Units beginning of year	139	—	—	178	179	184
Units issued and transferred from other funding options	25	139	—	43	50	41
Units redeemed and transferred to other funding options	(1)	—	—	(221)	(51)	(46)
Units end of year	163	139	—	—	178	179

(a) For the period January 1, 2020 to April 30, 2020.

(b) Had no net assets at December 31, 2020.

	MFS® VIT II High Yield Division			Morgan Stanley VIF Emerging Markets Debt Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	6,970	7,095	7,214	22,801	28,961	43,022
Units issued and transferred from other funding options	—	—	—	28,463	1,143	5,236
Units redeemed and transferred to other funding options	(124)	(125)	(119)	(36,378)	(7,303)	(19,297)
Units end of year	6,846	6,970	7,095	14,886	22,801	28,961
	PIMCO VIT CommodityRealReturn® Strategy Division			PIMCO VIT Low Duration Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	2,908	3,263	584	66,507	73,877	71,259
Units issued and transferred from other funding options	2,405	164	3,038	—	3,972	3,904
Units redeemed and transferred to other funding options	(1,294)	(519)	(359)	(4,338)	(11,342)	(1,286)
Units end of year	4,019	2,908	3,263	62,169	66,507	73,877
	Royce Micro-Cap Division			Royce Small-Cap Division
	2020	2019	2018	2020	2019	2018
Units beginning of year	495	499	500	557	578	588
Units issued and transferred from other funding options	—	—	45	64	40	42
Units redeemed and transferred to other funding options	(4)	(4)	(46)	(72)	(61)	(52)
Units end of year	491	495	499	549	557	578

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for the respective stated periods in the five years ended December 31, 2020:

		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
AB VPS Global Thematic Growth	2020	2,943	15.44		45,437	0.46	0.00	39.08
Division	2019	2,852	11.10		31,660	0.17	0.00	29.78
	2018	3,702	8.55		31,667	—	0.00	(9.98)
	2017	3,649	9.50		34,675	0.24	0.00	36.30
	2016	4,645	6.97		32,386	—	0.00	(0.88)
AB VPS Intermediate Bond	2020	8,355	19.50		162,971	3.16	0.00	5.64
Division	2019	8,607	18.46		158,911	2.67	0.00	7.99
	2018	8,974	17.10		153,420	1.07	0.00	(1.01)
	2017	4,418	17.27		76,308	3.74	0.00	3.27
	2016	5,684	16.72		95,051	2.98	0.00	4.36
American Funds® Bond	2020	435,425	15.31 - 29.37		7,903,513	2.12	0.00 - 0.90	8.75 - 9.73
Division	2019	414,967	14.07 - 26.77		6,856,016	2.68	0.00 - 0.90	8.38 - 9.36
	2018	376,098	12.99 - 24.48		5,696,031	2.36	0.00 - 0.90	(1.61) - (0.71)
	2017	441,078	13.20 - 24.65		6,687,934	1.95	0.00 - 0.90	2.74 - 3.66
	2016	434,380	12.85 - 23.78		6,362,160	1.69	0.00 - 0.90	2.02 - 2.94
American Funds® Global Small	2020	1,190,615	66.65 - 91.43		92,801,053	0.17	0.00 - 0.90	28.56 - 29.72
Capitalization Division	2019	1,280,303	51.84 - 70.48		77,030,169	0.16	0.00 - 0.90	30.34 - 31.52
	2018	1,386,320	39.77 - 53.59		63,507,960	0.08	0.00 - 0.90	(11.35) - (10.55)
	2017	1,470,404	44.87 - 59.91		75,338,643	0.43	0.00 - 0.90	24.77 - 25.89
	2016	1,565,814	35.96 - 47.59		63,768,756	0.25	0.00 - 0.90	1.18 - 2.10
American Funds® Growth	2020	807,747	99.23 - 441.30	*	311,444,357	0.32	0.00 - 0.90	50.71 - 52.08
Division	2019	771,615	65.25 - 713.73		223,225,743	0.75	0.00 - 0.90	29.60 - 30.77
* Due to system limitations, the	2018	836,344	49.89 - 545.78		185,071,928	0.43	0.00 - 0.90	(1.15) - (0.25)
Units Outstanding for this fund	2017	903,104	50.02 - 547.13		200,354,614	0.50	0.00 - 0.90	27.15 - 28.29
were increased and accordingly	2016	978,206	38.99 - 426.47		168,913,307	0.78	0.00 - 0.90	8.51 - 9.49
the Unit Values decreased during
the year ended December 31,
2020. There was no impact to
the net assets of the Division.
American Funds® Growth-Income	2020	835,146	139.15 - 505.83		138,973,519	1.37	0.00 - 0.90	12.53 - 13.55
Division	2019	883,644	123.66 - 445.48		129,723,950	1.67	0.00 - 0.90	25.01 - 26.14
	2018	944,058	98.93 - 353.18		109,820,938	1.39	0.00 - 0.90	(2.67) - (1.79)
	2017	1,016,793	101.64 - 359.60		120,442,660	1.39	0.00 - 0.90	21.29 - 22.38
	2016	1,093,901	83.80 - 293.83		105,740,546	1.48	0.00 - 0.90	10.52 - 11.52
American Funds® High-Income	2020	2,630	18.44		48,516	9.42	0.00	7.94
Bond Division (Had no net	2019	1,992	17.09		34,035	7.35	0.00	12.55
assets at December 31, 2016)	2018	546	15.18		8,286	6.15	0.00	(2.34)
	2017	557	15.55		8,652	5.42	0.00	6.89
	2016	—	14.54		—	—	0.00	17.69

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
American Funds® International	2020	41,938	55.33	2,320,506	0.67	0.00	13.97
Division	2019	43,385	48.55	2,106,276	1.46	0.00	22.88
	2018	46,499	39.51	1,837,064	2.43	0.00	(13.13)
	2017	14,364	45.48	653,285	1.29	0.00	32.14
	2016	10,123	34.42	348,390	1.41	0.00	3.53
American Funds® U.S.	2020	2,271	28.37	64,431	1.84	0.00	9.80
Government/AAA-Rated	2019	2,299	25.84	59,401	2.05	0.00	5.32
Securities Division	2018	2,234	24.54	54,812	1.83	0.00	0.73
	2017	2,245	24.36	54,697	1.33	0.00	1.59
	2016	2,265	23.98	54,307	1.41	0.00	1.19
BHFTI AB Global Dynamic	2020	5,884	17.81	104,790	1.69	0.00	6.09
Allocation Division	2019	5,461	16.79	91,680	3.45	0.00	18.07
	2018	5,469	14.22	77,749	1.64	0.00	(6.97)
	2017	5,215	15.28	79,701	1.47	0.00	13.62
	2016	4,603	13.45	61,910	1.58	0.00	3.60
BHFTI American Funds® Balanced	2020	60,418	24.63	1,487,933	1.96	0.00	15.84
Allocation Division	2019	67,995	21.26	1,445,605	2.08	0.00	19.88
	2018	66,505	17.73	1,179,440	1.77	0.00	(3.95)
	2017	65,872	18.46	1,216,312	1.74	0.00	17.19
	2016	62,881	15.76	990,764	1.95	0.00	8.04
BHFTI American Funds® Growth	2020	97,971	26.78	2,623,990	1.85	0.00	17.34
Allocation Division	2019	98,420	22.83	2,246,552	1.93	0.00	24.05
	2018	116,394	18.40	2,141,745	1.46	0.00	(5.52)
	2017	117,316	19.48	2,284,932	1.47	0.00	21.71
	2016	110,079	16.00	1,761,546	1.65	0.00	9.28
BHFTI American Funds® Moderate	2020	81,015	22.25	1,802,190	2.20	0.00	13.30
Allocation Division	2019	82,898	19.63	1,627,630	2.25	0.00	16.59
	2018	83,960	16.84	1,413,851	2.08	0.00	(3.14)
	2017	83,131	17.39	1,445,306	2.06	0.00	13.37
	2016	75,553	15.34	1,158,636	2.23	0.00	7.25
BHFTI AQR Global Risk Balanced	2020	15,032	13.22	198,710	2.33	0.00	3.02
Division	2019	14,354	12.83	184,175	2.91	0.00	19.92
	2018	13,539	10.70	144,867	0.38	0.00	(6.35)
	2017	14,107	11.43	161,171	1.66	0.00	9.80
	2016	13,059	10.41	135,878	—	0.00	8.96
BHFTI BlackRock Global Tactical	2020	38,507	17.00	654,705	1.54	0.00	4.31
Strategies Division	2019	34,843	16.30	567,933	0.20	0.00	20.63
	2018	31,192	13.51	421,493	1.45	0.00	(7.18)
	2017	29,101	14.56	423,672	0.69	0.00	13.31
	2016	24,706	12.85	317,436	1.46	0.00	4.43
BHFTI Brighthouse Asset	2020	880,792	29.39 - 325.17	29,845,174	1.37	0.00 - 0.90	18.16 - 19.23
Allocation 100 Division	2019	923,654	24.87 - 273.45	26,239,390	1.78	0.00 - 0.90	26.65 - 27.79
	2018	1,019,388	19.64 - 214.51	22,677,558	1.26	0.00 - 0.90	(10.61) - (9.80)
	2017	1,029,774	21.97 - 238.51	25,375,458	1.47	0.00 - 0.90	22.11 - 23.21
	2016	1,060,800	17.99 - 194.02	21,704,625	2.51	0.00 - 0.90	8.21 - 9.19

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI Brighthouse Balanced Plus	2020	22,076	21.28	469,831	2.45	0.00	12.52
Division	2019	24,489	18.91	463,179	2.00	0.00	23.57
	2018	23,872	15.31	365,405	1.65	0.00	(7.36)
	2017	24,072	16.52	397,746	1.55	0.00	18.33
	2016	22,699	13.96	316,959	2.75	0.00	8.36
BHFTI Brighthouse Small Cap	2020	29,467	35.40	1,043,005	1.30	0.00	(0.57)
Value Division	2019	28,267	35.60	1,006,269	0.84	0.00	28.78
	2018	33,559	27.64	927,713	0.92	0.00	(15.23)
	2017	24,110	32.61	786,268	0.90	0.00	11.70
	2016	26,524	29.20	774,395	1.16	0.00	31.25
BHFTI Brighthouse/Aberdeen	2020	83,457	19.46 - 30.77	2,019,002	1.96	0.00	27.30 - 27.68
Emerging Markets Equity	2019	86,472	15.24 - 24.17	1,613,170	1.80	0.00	20.75 - 20.98
Division	2018	77,696	12.60 - 20.02	1,188,878	2.58	0.00	(14.18) - (13.92)
	2017	54,830	14.64 - 23.33	878,183	1.25	0.00	28.33 - 28.59
	2016	51,328	11.38 - 18.18	652,237	1.10	0.00	11.50 - 11.83
BHFTI Brighthouse/Templeton	2020	21,919	13.92	305,204	6.58	0.00	(5.75)
International Bond Division	2019	20,570	14.77	303,898	8.43	0.00	1.44
	2018	17,688	14.56	257,603	—	0.00	1.29
	2017	17,506	14.38	251,705	—	0.00	0.44
	2016	15,275	14.32	218,676	—	0.00	1.07
BHFTI Brighthouse/Wellington	2020	7,329,428	30.52 - 124.30	577,620,175	1.13	0.00 - 0.90	21.27 - 22.37
Large Cap Research Division	2019	7,682,381	24.96 - 102.50	499,000,336	1.15	0.00 - 0.90	30.99 - 32.17
	2018	8,203,510	18.90 - 78.25	405,410,343	1.03	0.00 - 0.90	(6.92) - (6.08)
	2017	8,680,557	20.14 - 84.06	459,536,061	1.09	0.00 - 0.90	21.09 - 22.18
	2016	9,352,449	16.49 - 69.42	409,625,033	2.42	0.00 - 0.90	7.62 - 8.59
BHFTI Clarion Global Real Estate	2020	990,960	23.38 - 27.16	26,416,840	4.69	0.00 - 0.90	(5.63) - (4.78)
Division	2019	1,058,412	24.78 - 28.53	29,628,630	3.28	0.00 - 0.90	23.98 - 25.10
	2018	1,119,415	19.98 - 22.80	25,078,849	6.16	0.00 - 0.90	(9.18) - (8.36)
	2017	1,228,028	22.00 - 24.88	30,031,023	3.67	0.00 - 0.90	9.98 - 10.97
	2016	1,253,786	20.01 - 22.42	27,646,710	2.35	0.00 - 0.90	0.25 - 1.15
BHFTI Harris Oakmark	2020	1,098,169	20.75 - 40.68	42,373,128	3.34	0.00 - 0.90	4.42 - 5.37
International Division	2019	1,149,294	19.69 - 38.61	42,162,984	2.42	0.00 - 0.90	23.72 - 24.83
	2018	1,222,892	15.78 - 30.93	36,102,931	1.93	0.00 - 0.90	(24.42) - (23.73)
	2017	1,251,121	20.69 - 40.56	48,278,392	1.81	0.00 - 0.90	29.61 - 30.78
	2016	1,332,216	15.82 - 31.01	39,465,106	2.35	0.00 - 0.90	7.46 - 8.43
BHFTI Invesco Balanced-Risk	2020	52,763	1.59	83,967	5.35	0.00	10.14
Allocation Division	2019	48,880	1.44	70,629	—	0.00	15.28
	2018	44,433	1.25	55,693	1.17	0.00	(6.43)
	2017	47,953	1.34	64,239	3.54	0.00	10.00
	2016	37,656	1.22	45,859	0.15	0.00	11.72
BHFTI Invesco Global Equity	2020	1,152,521	58.22 - 72.13	73,613,883	0.89	0.00 - 0.90	26.77 - 27.92
Division	2019	1,230,393	45.93 - 56.39	61,706,401	1.06	0.00 - 0.90	30.73 - 31.91
	2018	1,327,490	35.13 - 42.75	50,616,938	1.23	0.00 - 0.90	(13.75) - (12.96)
	2017	1,391,388	40.73 - 49.12	61,029,678	1.15	0.00 - 0.90	35.90 - 37.12
	2016	1,446,533	29.97 - 35.82	46,257,719	1.18	0.00 - 0.90	(0.41) - 0.49

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI Invesco Small Cap	2020	170,045	60.80 - 81.48	11,990,947	0.09	0.00 - 0.90	55.83 - 57.24
Growth Division	2019	172,676	39.02 - 51.82	7,743,564	—	0.00 - 0.90	23.52 - 24.64
	2018	189,081	31.59 - 41.57	6,811,774	—	0.00 - 0.90	(9.59) - (8.77)
	2017	198,393	34.94 - 45.57	7,838,418	—	0.00 - 0.90	24.49 - 25.61
	2016	213,792	28.07 - 36.28	6,722,591	—	0.00 - 0.90	10.72 - 11.72
BHFTI JPMorgan Global	2020	110,963	1.86	206,006	2.17	0.00	12.23
Active Allocation Division	2019	109,106	1.65	180,493	3.22	0.00	16.91
	2018	150,720	1.41	213,265	1.71	0.00	(7.19)
	2017	164,613	1.52	250,960	2.44	0.00	16.66
	2016	155,632	1.31	203,391	1.98	0.00	2.90
BHFTI JPMorgan Small Cap	2020	19,793	32.22	637,763	1.41	0.00	6.34
Value Division	2019	17,082	30.30	517,568	1.41	0.00	19.53
	2018	13,980	25.35	354,379	1.39	0.00	(13.76)
	2017	15,092	29.39	443,605	1.41	0.00	3.62
	2016	14,430	28.37	409,299	1.75	0.00	30.86
BHFTI Loomis Sayles Global	2020	15,397	36.45	561,208	0.94	0.00	15.11
Allocation Division	2019	14,485	31.67	458,663	1.76	0.00	27.86
	2018	14,146	24.77	350,341	2.02	0.00	(5.20)
	2017	17,200	26.12	449,303	1.59	0.00	23.33
	2016	17,543	21.18	371,582	1.93	0.00	5.03
BHFTI Loomis Sayles Growth	2020	1,591,359	28.74 - 34.82	53,589,941	0.83	0.00 - 0.90	31.35 - 32.54
Division	2019	1,729,858	21.88 - 26.27	44,014,963	1.05	0.00 - 0.90	22.72 - 23.83
	2018	1,851,832	17.83 - 21.22	38,082,044	0.81	0.00 - 0.90	(7.65) - (6.81)
	2017	2,017,737	19.30 - 22.77	44,501,184	0.93	0.00 - 0.90	17.64 - 18.70
	2016	2,204,665	16.32 - 19.18	40,986,942	0.67	0.00 - 0.90	2.06 - 2.98
BHFTI MetLife Multi-Index	2020	1,152	179.78	207,140	2.20	0.00	6.56
Targeted Risk Division	2019	1,128	168.72	190,385	2.12	0.00	21.71
	2018	1,102	138.62	152,733	1.72	0.00	(7.18)
	2017	1,183	149.35	176,748	1.45	0.00	15.54
	2016	1,302	129.26	168,352	1.28	0.00	4.36
BHFTI MFS® Research	2020	810,239	26.35 - 31.45	23,548,115	2.30	0.00 - 0.90	12.26 - 13.27
International Division	2019	757,602	23.31 - 27.76	19,669,707	1.52	0.00 - 0.90	27.54 - 28.69
	2018	802,391	18.17 - 21.57	16,248,354	2.14	0.00 - 0.90	(14.58) - (13.81)
	2017	887,068	21.13 - 25.03	20,729,356	1.89	0.00 - 0.90	27.36 - 28.51
	2016	945,225	16.48 - 19.48	17,206,100	2.18	0.00 - 0.90	(1.56) - (0.67)
BHFTI Morgan Stanley	2020	7,603,605	46.41 - 130.27	795,347,450	—	0.00 - 0.90	151.49 - 153.77
Discovery Division	2019	8,205,516	18.29 - 51.34	339,317,318	—	0.00 - 0.90	39.21 - 40.47
	2018	8,757,498	13.02 - 36.55	258,506,697	—	0.00 - 0.90	9.42 - 10.41
	2017	9,244,431	11.79 - 33.10	247,719,412	0.35	0.00 - 0.90	39.10 - 40.36
	2016	9,711,269	8.40 - 23.58	186,034,522	—	0.00 - 0.90	(9.09) - (8.27)
BHFTI PanAgora Global	2020	548	1.56	855	3.27	0.00	11.85
Diversified Risk Division	2019	484	1.39	674	3.07	0.00	21.99
	2018	355	1.14	406	—	0.00	(7.59)
	2017	265	1.24	328	—	0.00	12.60
	2016	14	1.10	15	2.47	0.00	11.12

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI PIMCO Inflation	2020	564,791	14.94 - 22.52	10,790,167	2.99	0.00 - 0.90	10.85 - 11.85
Protected Bond Division	2019	584,141	13.36 - 20.13	9,924,534	3.63	0.00 - 0.90	7.52 - 8.49
	2018	599,323	12.32 - 18.56	9,403,725	1.83	0.00 - 0.90	(3.01) - (2.13)
	2017	641,205	12.58 - 18.96	10,294,920	1.78	0.00 - 0.90	2.88 - 3.81
	2016	671,639	12.12 - 18.27	10,359,389	—	0.00 - 0.90	4.22 - 5.17
BHFTI PIMCO Total Return	2020	2,127,098	15.52 - 28.70	53,377,735	3.96	0.00 - 0.90	7.84 - 8.82
Division	2019	2,140,981	14.27 - 26.37	49,636,590	3.07	0.00 - 0.90	7.71 - 8.69
	2018	2,196,080	13.12 - 24.27	46,880,853	1.57	0.00 - 0.90	(0.87) - 0.03
	2017	1,849,597	13.12 - 24.26	43,336,900	1.96	0.00 - 0.90	3.84 - 4.77
	2016	1,910,080	12.52 - 23.15	42,840,892	2.79	0.00 - 0.90	1.93 - 2.85
BHFTI Schroders Global	2020	73,514	1.72	126,497	1.74	0.00	2.11
Multi-Asset Division	2019	66,855	1.69	112,663	1.48	0.00	21.49
	2018	63,931	1.39	88,678	1.50	0.00	(9.42)
	2017	47,155	1.53	72,213	0.79	0.00	14.29
	2016	39,046	1.34	52,316	1.41	0.00	5.65
BHFTI SSGA Growth and	2020	361,641	21.68 - 26.26	8,953,964	2.89	0.00 - 0.90	9.15 - 10.14
Income ETF Division	2019	389,915	19.86 - 23.84	8,774,580	2.60	0.00 - 0.90	18.80 - 19.88
	2018	411,604	16.72 - 19.89	7,736,455	2.52	0.00 - 0.90	(7.13) - (6.29)
	2017	441,765	18.00 - 21.22	8,867,092	2.61	0.00 - 0.90	15.17 - 16.21
	2016	470,829	15.63 - 18.26	8,122,289	2.57	0.00 - 0.90	5.08 - 6.03
BHFTI SSGA Growth ETF	2020	333,024	22.09 - 27.27	8,591,681	2.60	0.00 - 0.90	10.06 - 11.06
Division	2019	334,933	20.07 - 24.55	7,772,729	2.23	0.00 - 0.90	21.50 - 22.60
	2018	356,198	16.52 - 20.02	6,727,191	2.30	0.00 - 0.90	(9.27) - (8.44)
	2017	388,361	18.21 - 21.87	8,014,231	2.39	0.00 - 0.90	18.91 - 19.98
	2016	416,398	15.31 - 18.23	7,142,017	2.39	0.00 - 0.90	6.09 - 7.04
BHFTI T. Rowe Price Large Cap	2020	114,061	28.14	3,210,189	2.58	0.00	3.15
Value Division	2019	113,705	27.29	3,102,498	2.23	0.00	26.81
	2018	133,556	21.52	2,873,608	1.93	0.00	(8.95)
	2017	116,199	23.63	2,745,970	2.22	0.00	17.27
	2016	115,474	20.15	2,327,000	2.99	0.00	16.20
BHFTI T. Rowe Price Mid Cap	2020	1,107,534	41.06 - 70.87	52,915,937	0.25	0.00 - 0.90	23.19 - 24.30
Growth Division	2019	1,217,875	33.33 - 57.19	46,858,064	0.26	0.00 - 0.90	30.24 - 31.42
	2018	1,327,338	25.59 - 43.63	38,942,906	—	0.00 - 0.90	(2.89) - (2.01)
	2017	1,398,449	26.36 - 44.61	41,886,462	—	0.00 - 0.90	24.02 - 25.13
	2016	1,449,651	21.25 - 35.76	34,743,933	—	0.00 - 0.90	5.56 - 6.52
BHFTI Victory Sycamore Mid	2020	1,808,639	32.29 - 68.80	98,316,934	1.63	0.00 - 0.90	6.90 - 7.87
Cap Value Division	2019	1,873,760	29.94 - 63.78	94,502,489	1.31	0.00 - 0.90	28.19 - 29.35
	2018	1,995,325	23.14 - 49.30	77,710,769	0.80	0.00 - 0.90	(10.77) - (9.95)
	2017	2,117,145	25.70 - 54.75	91,702,582	1.14	0.00 - 0.90	8.79 - 9.77
	2016	2,255,824	23.41 - 49.88	88,992,742	0.89	0.00 - 0.90	14.74 - 15.78
BHFTII Baillie Gifford	2020	1,983,009	25.86 - 39.13	60,383,398	1.95	0.00 - 0.90	25.44 - 26.58
International Stock Division	2019	2,066,442	20.43 - 30.92	49,933,924	1.33	0.00 - 0.90	31.63 - 32.82
	2018	2,204,495	15.38 - 23.28	40,263,535	1.17	0.00 - 0.90	(17.76) - (17.01)
	2017	2,260,585	18.54 - 28.05	49,983,598	1.22	0.00 - 0.90	33.94 - 35.15
	2016	2,371,047	13.72 - 20.75	38,958,130	1.62	0.00 - 0.90	4.43 - 5.38

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII BlackRock Bond	2020	2,497,234	27.38 - 129.68	85,545,862	3.61	0.00 - 0.90	7.62 - 8.60
Income Division	2019	2,580,447	25.22 - 119.41	82,259,521	3.68	0.00 - 0.90	8.84 - 9.83
	2018	2,438,867	22.96 - 108.73	71,825,590	3.39	0.00 - 0.90	(1.25) - (0.36)
	2017	2,640,356	23.04 - 109.12	77,942,302	3.10	0.00 - 0.90	3.17 - 4.10
	2016	2,728,539	22.13 - 104.82	77,277,403	3.19	0.00 - 0.90	2.20 - 3.12
BHFTII BlackRock Capital	2020	345,252	42.53 - 171.19	22,244,614	—	0.00 - 0.90	39.40 - 40.66
Appreciation Division	2019	346,393	30.23 - 121.70	15,931,824	0.22	0.00 - 0.90	31.66 - 32.85
	2018	361,309	22.76 - 91.61	12,506,977	0.12	0.00 - 0.90	1.50 - 2.43
	2017	354,455	22.22 - 89.44	12,042,675	0.10	0.00 - 0.90	32.73 - 33.93
	2016	375,761	16.59 - 66.78	9,502,695	—	0.00 - 0.90	(0.81) - 0.09
BHFTII BlackRock Ultra-Short	2020	1,362,096	17.07 - 19.01	25,545,918	2.13	0.00 - 0.90	(0.47) - 0.43
Term Bond Division	2019	1,501,263	17.15 - 18.93	28,087,767	1.80	0.00 - 0.90	1.21 - 2.13
	2018	1,542,974	16.94 - 18.53	28,316,223	1.06	0.00 - 0.90	0.89 - 1.81
	2017	1,528,238	16.79 - 18.20	27,545,528	0.34	0.00 - 0.90	(0.01) - 0.89
	2016	1,271,211	16.79 - 18.04	22,657,240	0.07	0.00 - 0.90	(0.55) - 0.35
BHFTII Brighthouse Asset	2020	215,846	19.57 - 216.69	4,732,795	2.92	0.00 - 0.90	8.72 - 9.70
Allocation 20 Division	2019	225,662	18.00 - 197.86	4,516,440	2.35	0.00 - 0.90	11.14 - 12.14
	2018	228,095	16.19 - 177.08	4,080,074	2.36	0.00 - 0.90	(3.29) - (2.41)
	2017	240,312	16.75 - 181.83	4,439,761	2.43	0.00 - 0.90	6.20 - 7.16
	2016	271,913	15.77 - 170.04	5,067,129	3.50	0.00 - 0.90	3.83 - 4.76
BHFTII Brighthouse Asset	2020	405,649	22.23 - 245.90	11,660,215	2.87	0.00 - 0.90	10.31 - 11.31
Allocation 40 Division	2019	437,228	20.16 - 221.46	11,161,607	2.40	0.00 - 0.90	14.91 - 15.94
	2018	455,924	17.54 - 191.58	9,992,530	2.21	0.00 - 0.90	(5.12) - (4.25)
	2017	503,263	18.49 - 200.40	11,333,586	2.20	0.00 - 0.90	10.02 - 11.01
	2016	514,580	16.80 - 181.12	10,372,997	3.77	0.00 - 0.90	5.38 - 6.33
BHFTII Brighthouse Asset	2020	2,185,612	25.06 - 277.36	61,629,691	2.44	0.00 - 0.90	13.06 - 14.09
Allocation 60 Division	2019	2,321,571	22.16 - 243.62	57,435,303	2.19	0.00 - 0.90	18.77 - 19.85
	2018	2,440,917	18.66 - 204.00	50,471,247	1.90	0.00 - 0.90	(6.78) - (5.93)
	2017	2,546,180	20.02 - 217.31	56,043,905	1.96	0.00 - 0.90	13.91 - 14.93
	2016	2,715,538	17.57 - 189.41	52,559,818	3.39	0.00 - 0.90	6.50 - 7.47
BHFTII Brighthouse Asset	2020	3,924,463	27.81 - 32.02	123,881,151	2.06	0.00 - 0.90	15.96 - 17.01
Allocation 80 Division	2019	4,095,013	23.99 - 27.37	110,596,939	2.00	0.00 - 0.90	22.92 - 24.04
	2018	4,357,846	19.51 - 22.07	94,944,590	1.54	0.00 - 0.90	(8.74) - (7.91)
	2017	4,581,913	21.38 - 23.96	108,508,807	1.77	0.00 - 0.90	18.37 - 19.44
	2016	4,846,527	18.06 - 194.92	96,200,969	3.23	0.00 - 0.90	7.46 - 8.43
BHFTII Brighthouse/Artisan	2020	129,202	41.00 - 598.68	65,211,225	0.96	0.00 - 0.90	5.29 - 6.25
Mid Cap Value Division	2019	132,110	38.68 - 563.49	63,307,525	0.76	0.00 - 0.90	22.64 - 23.75
	2018	139,029	31.34 - 455.34	54,171,311	0.63	0.00 - 0.90	(13.98) - (13.20)
	2017	143,529	36.19 - 524.59	65,688,616	0.70	0.00 - 0.90	11.81 - 12.82
	2016	150,076	32.16 - 464.99	62,142,398	1.09	0.00 - 0.90	21.86 - 22.96
BHFTII Brighthouse/Wellington	2020	6,068,802	40.88 - 165.41	376,504,610	2.21	0.00 - 0.90	16.67 - 17.72
Balanced Division	2019	6,391,352	34.72 - 140.51	339,265,361	2.20	0.00 - 0.90	21.89 - 22.99
	2018	6,756,248	28.23 - 114.24	293,336,150	1.75	0.00 - 0.90	(4.63) - (3.76)
	2017	7,141,516	29.34 - 118.71	324,356,064	1.91	0.00 - 0.90	14.11 - 15.14
	2016	7,546,541	25.48 - 103.10	299,463,081	2.75	0.00 - 0.90	6.04 - 6.99

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Brighthouse/Wellington	2020	867,728	39.77 - 131.37		95,952,366	1.61	0.00 - 0.90	10.27 - 11.27
Core Equity Opportunities	2019	909,178	35.74 - 118.06		90,517,969	1.61	0.00 - 0.90	29.76 - 30.94
Division	2018	1,000,401	27.29 - 90.17		75,138,215	1.75	0.00 - 0.90	(0.99) - (0.09)
	2017	1,071,707	27.32 - 90.25		80,734,814	1.55	0.00 - 0.90	18.00 - 19.07
	2016	1,167,450	22.94 - 75.79		73,520,028	1.62	0.00 - 0.90	6.38 - 7.34
BHFTII Frontier Mid Cap	2020	4,763,313	61.21 - 233.26		352,347,332	—	0.00 - 0.90	30.51 - 31.70
Growth Division	2019	5,034,751	46.48 - 177.12		284,652,778	—	0.00 - 0.90	31.94 - 33.13
	2018	5,346,436	34.91 - 133.05		228,525,898	—	0.00 - 0.90	(6.49) - (5.64)
	2017	5,651,424	37.00 - 141.00		257,694,581	—	0.00 - 0.90	24.14 - 25.26
	2016	6,128,888	29.54 - 112.57		225,309,908	—	0.00 - 0.90	4.46 - 5.40
BHFTII Jennison Growth	2020	973,705	35.67 - 78.74		63,757,959	0.21	0.00 - 0.90	55.39 - 56.80
Division	2019	1,219,293	22.75 - 50.22		46,586,115	0.45	0.00 - 0.90	31.64 - 32.83
	2018	1,343,448	17.13 - 37.81		38,434,347	0.33	0.00 - 0.90	(0.55) - 0.35
	2017	1,163,887	17.07 - 37.67		36,062,692	0.29	0.00 - 0.90	36.10 - 37.32
	2016	876,445	12.43 - 27.43		22,968,240	0.29	0.00 - 0.90	(0.73) - 0.17
BHFTII Loomis Sayles	2020	294,826	45.83 - 133.77	*	28,568,739	0.13	0.00 - 0.90	11.06 - 12.07
Small Cap Core Division	2019	56,229	40.90 - 905.79		26,944,849	0.03	0.00 - 0.90	24.41 - 25.54
* Due to system limitations, the	2018	58,707	32.58 - 721.52		23,146,364	0.02	0.00 - 0.90	(11.87) - (11.07)
Units Outstanding for this fund	2017	61,308	36.63 - 811.35		27,323,892	0.29	0.00 - 0.90	14.21 - 15.24
were increased and accordingly	2016	72,870	31.79 - 704.03		25,855,024	0.33	0.00 - 0.90	18.20 - 19.27
the Unit Values decreased during
the year ended December 31,
2020. There was no impact to
the net assets of the Division.
BHFTII Loomis Sayles	2020	357,529	42.61 - 50.85		17,857,777	—	0.00 - 0.90	33.14 - 34.34
Small Cap Growth Division	2019	405,373	32.00 - 37.85		15,100,926	—	0.00 - 0.90	25.74 - 26.88
	2018	443,647	25.45 - 29.83		13,028,159	—	0.00 - 0.90	(0.36) - 0.55
	2017	447,539	25.54 - 29.67		13,090,723	—	0.00 - 0.90	25.90 - 27.04
	2016	482,679	20.29 - 23.36		11,122,720	—	0.00 - 0.90	5.26 - 6.21
BHFTII MetLife Aggregate	2020	5,813,302	21.77 - 27.17		155,753,138	2.80	0.00 - 0.90	6.25 - 7.21
Bond Index Division	2019	5,812,785	20.49 - 25.35		145,313,344	3.09	0.00 - 0.90	7.66 - 8.64
	2018	5,275,887	19.03 - 23.33		121,280,938	2.97	0.00 - 0.90	(1.07) - (0.18)
	2017	5,861,102	19.24 - 23.37		135,065,114	2.89	0.00 - 0.90	2.34 - 3.26
	2016	5,707,855	18.80 - 22.63		127,387,339	2.75	0.00 - 0.90	1.43 - 2.35
BHFTII MetLife Mid Cap	2020	1,980,000	50.02 - 60.14		116,199,047	1.43	0.00 - 0.90	12.38 - 13.39
Stock Index Division	2019	2,028,102	44.51 - 53.03		105,130,205	1.38	0.00 - 0.90	24.82 - 25.95
	2018	2,176,295	35.66 - 42.11		89,622,036	1.27	0.00 - 0.90	(12.10) - (11.30)
	2017	2,347,441	40.57 - 47.47		108,841,789	1.38	0.00 - 0.90	14.91 - 15.95
	2016	2,368,844	35.31 - 40.94		95,179,145	1.28	0.00 - 0.90	19.36 - 20.43
BHFTII MetLife MSCI EAFE®	2020	4,476,776	17.25 - 26.53		105,987,571	3.13	0.00 - 0.90	6.88 - 7.85
Index Division	2019	4,565,504	16.14 - 24.60		100,342,710	2.63	0.00 - 0.90	20.84 - 21.93
	2018	4,552,151	13.35 - 20.18		81,621,230	2.99	0.00 - 0.90	(14.69) - (13.91)
	2017	4,450,219	15.65 - 23.44		92,302,760	2.71	0.00 - 0.90	23.79 - 24.90
	2016	4,616,576	12.64 - 18.76		76,450,323	2.63	0.00 - 0.90	0.43 - 1.34

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII MetLife Russell 2000®	2020	1,645,359	40.59 - 64.19	95,347,869	1.36	0.00 - 0.90	18.55 - 19.62
Index Division	2019	1,720,023	34.24 - 53.66	83,270,353	1.19	0.00 - 0.90	24.50 - 25.62
	2018	1,863,483	27.50 - 42.72	71,931,123	1.12	0.00 - 0.90	(11.77) - (10.97)
	2017	1,943,253	31.17 - 47.98	84,250,343	1.21	0.00 - 0.90	13.64 - 14.67
	2016	2,084,347	27.43 - 41.84	78,678,964	1.38	0.00 - 0.90	20.20 - 21.28
BHFTII MetLife Stock Index	2020	23,153,775	43.95 - 196.87	1,409,776,127	1.86	0.00 - 0.90	17.04 - 18.10
Division	2019	24,254,257	37.22 - 166.69	1,253,040,903	2.11	0.00 - 0.90	29.97 - 31.15
	2018	25,803,037	28.38 - 127.10	1,015,481,013	1.79	0.00 - 0.90	(5.46) - (4.60)
	2017	27,422,366	29.75 - 133.23	1,133,720,310	1.77	0.00 - 0.90	20.45 - 21.54
	2016	29,438,840	24.47 - 109.62	1,023,023,669	1.99	0.00 - 0.90	10.67 - 11.67
BHFTII MFS® Total Return	2020	370,848	26.35 - 149.74	11,450,715	2.39	0.00 - 0.90	8.78 - 9.76
Division	2019	402,049	24.23 - 136.42	11,322,426	2.99	0.00 - 0.90	19.29 - 20.37
	2018	1,343,444	20.31 - 113.34	30,340,416	2.11	0.00 - 0.90	(6.42) - (5.57)
	2017	1,371,577	21.70 - 120.03	32,868,277	1.55	0.00 - 0.90	11.44 - 12.44
	2016	474,868	19.48 - 106.74	10,408,921	2.88	0.00 - 0.90	8.22 - 9.20
BHFTII MFS® Value Division	2020	3,223,534	35.61 - 52.36	126,437,900	1.97	0.00 - 0.90	3.03 - 3.96
	2019	3,412,658	34.25 - 50.37	129,708,718	1.91	0.00 - 0.90	28.97 - 30.13
	2018	3,661,165	26.32 - 38.70	106,961,733	1.57	0.00 - 0.90	(10.86) - (10.05)
	2017	3,244,182	29.26 - 43.03	106,238,372	1.97	0.00 - 0.90	16.95 - 18.00
	2016	3,245,942	24.80 - 36.46	88,412,117	2.26	0.00 - 0.90	13.37 - 14.39
BHFTII Neuberger Berman	2020	2,384,020	54.35 - 65.34	152,961,400	0.18	0.00 - 0.90	23.98 - 25.11
Genesis Division	2019	2,525,813	43.83 - 52.23	129,615,154	0.24	0.00 - 0.90	28.52 - 29.68
	2018	2,696,612	34.11 - 40.27	106,797,667	0.35	0.00 - 0.90	(7.54) - (6.70)
	2017	2,861,185	36.89 - 43.17	121,560,508	0.41	0.00 - 0.90	14.72 - 15.75
	2016	3,062,903	32.16 - 37.29	112,504,182	0.47	0.00 - 0.90	17.62 - 18.68
BHFTII T. Rowe Price	2020	2,266,675	47.91 - 82.28	154,221,627	0.23	0.00 - 0.90	35.72 - 36.95
Large Cap Growth Division	2019	2,411,422	35.30 - 60.08	120,058,034	0.42	0.00 - 0.90	29.81 - 30.99
	2018	2,584,754	27.19 - 45.87	98,275,874	0.42	0.00 - 0.90	(1.83) - (0.94)
	2017	2,755,067	27.70 - 46.30	105,928,694	0.30	0.00 - 0.90	32.66 - 33.86
	2016	2,929,700	20.88 - 34.59	84,300,674	0.06	0.00 - 0.90	0.85 - 1.76
BHFTII T. Rowe Price	2020	1,994,254	72.80 - 91.65	165,942,863	0.20	0.00 - 0.90	23.22 - 24.34
Small Cap Growth Division	2019	2,156,978	59.08 - 73.71	145,221,926	0.05	0.00 - 0.90	31.97 - 33.16
	2018	2,312,969	44.77 - 55.36	117,460,304	0.12	0.00 - 0.90	(7.39) - (6.55)
	2017	2,419,219	48.34 - 59.24	131,687,031	0.31	0.00 - 0.90	21.79 - 22.88
	2016	2,533,741	39.69 - 48.20	112,461,733	0.26	0.00 - 0.90	10.74 - 11.74
BHFTII Van Eck Global	2020	2,444	142.77	348,927	1.38	0.00	21.58
Natural Resources Division	2019	2,985	117.43	350,488	0.61	0.00	12.59
	2018	2,550	104.30	265,912	0.18	0.00	(28.64)
	2017	2,127	146.16	310,832	0.11	0.00	(0.62)
	2016	1,763	147.06	259,264	0.86	0.00	44.26
BHFTII Western Asset	2020	1,547,262	13.34 - 56.98	56,289,149	5.86	0.00 - 0.90	5.95 - 6.92
Management Strategic Bond	2019	1,645,761	12.48 - 53.29	56,510,228	4.91	0.00 - 0.90	13.46 - 14.49
Opportunities Division	2018	1,639,816	10.90 - 46.55	48,635,633	5.32	0.00 - 0.90	(4.66) - (3.80)
	2017	1,766,489	11.33 - 48.39	54,412,037	3.87	0.00 - 0.90	7.26 - 8.23
	2016	1,852,684	10.47 - 44.71	52,921,776	1.88	0.00 - 0.90	4.71 - 8.55

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Western Asset	2020	913,585	17.94 - 29.50	19,983,786	3.13	0.00 - 0.90	4.30 - 5.24
Management U.S. Government	2019	803,446	17.20 - 28.03	16,117,304	2.72	0.00 - 0.90	5.08 - 6.03
Division	2018	845,377	16.37 - 26.44	16,039,099	2.30	0.00 - 0.90	0.06 - 0.97
	2017	843,094	16.36 - 26.18	15,840,871	2.65	0.00 - 0.90	1.02 - 1.93
	2016	848,868	16.20 - 25.69	15,656,147	2.60	0.00 - 0.90	0.38 - 1.28
BNY Mellon VI International	2020	—	13.79	—	3.65	0.00	(21.66)
Value Division (closed 4/30/2020)	2019	7,923	17.60	139,460	1.34	0.00	21.92
	2018	13,963	14.44	201,583	1.47	0.00	(16.98)
	2017	14,102	17.39	245,233	1.31	0.00	28.14
	2016	14,243	13.57	193,298	1.68	0.00	(1.58)
Fidelity® VIP Asset Manager:	2020	98,498	24.88	2,450,438	1.06	0.00	17.15
Growth Division	2019	102,055	21.24	2,167,176	1.47	0.00	22.66
	2018	109,421	17.31	1,894,386	1.37	0.00	(7.75)
	2017	115,410	18.77	2,166,028	1.28	0.00	18.70
	2016	113,781	15.81	1,799,093	1.35	0.00	2.34
Fidelity® VIP Contrafund	2020	78,321	54.22	4,246,508	0.15	0.00	30.43
Division	2019	77,171	41.57	3,207,960	0.33	0.00	31.45
	2018	85,494	31.62	2,703,695	0.61	0.00	(6.49)
	2017	89,725	33.82	3,034,301	0.89	0.00	21.76
	2016	96,321	27.77	2,675,209	0.73	0.00	7.91
Fidelity® VIP Equity-Income	2020	63	31.72	2,008	0.92	0.00	6.55
Division	2019	5,962	29.77	177,511	2.33	0.00	27.32
	2018	64	23.39	1,508	2.20	0.00	(8.40)
	2017	65	25.53	1,660	0.94	0.00	12.80
	2016	746	22.63	16,883	2.43	0.00	17.90
Fidelity® VIP Freedom 2010	2020	8,277	20.64	170,874	1.18	0.00	12.49
Division	2019	9,084	18.35	166,694	2.16	0.00	16.09
	2018	9,170	15.81	144,962	1.68	0.00	(4.00)
	2017	8,858	16.47	145,861	5.59	0.00	13.08
	2016	2,018	14.56	29,390	1.87	0.00	5.45
Fidelity® VIP Freedom 2020	2020	26,351	21.94 - 29.96	738,094	1.36	0.00	15.06
Division	2019	26,304	19.07 - 26.04	642,648	2.16	0.00	20.13
	2018	25,229	15.88 - 21.68	519,686	1.51	0.00	(5.86)
	2017	26,108	16.86 - 23.03	568,714	1.37	0.00	16.62
	2016	31,518	14.46 - 19.75	567,520	1.59	0.00	6.12
Fidelity® VIP Freedom 2025	2020	19,701	32.42	638,749	1.26	0.00	15.95
Division	2019	20,110	27.96	562,315	2.04	0.00	21.86
	2018	20,549	22.95	471,525	1.41	0.00	(6.52)
	2017	21,032	24.55	516,236	1.50	0.00	17.89
	2016	21,531	20.82	448,266	1.54	0.00	6.18
Fidelity® VIP Freedom 2030	2020	18,016	23.84	429,449	1.19	0.00	16.89
Division	2019	18,205	20.39	371,247	2.18	0.00	24.43
	2018	15,105	16.39	247,569	1.38	0.00	(7.78)
	2017	15,714	17.77	279,269	1.69	0.00	20.96
	2016	12,376	14.69	181,828	1.75	0.00	6.61

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Fidelity® VIP Freedom 2040	2020	17,068	28.85	492,365	1.08	0.00	19.28
Division	2019	14,810	24.18	358,173	1.90	0.00	28.52
	2018	13,260	18.82	249,528	1.22	0.00	(9.88)
	2017	11,353	20.88	237,064	1.36	0.00	23.60
	2016	9,411	16.90	159,009	1.68	0.00	6.83
Fidelity® VIP Freedom 2050	2020	8,217	29.08	238,953	0.88	0.00	19.28
Division	2019	10,458	24.38	254,982	1.79	0.00	28.51
	2018	10,867	18.97	206,161	1.20	0.00	(9.89)
	2017	9,075	21.05	191,069	1.54	0.00	23.52
	2016	6,281	17.04	107,049	2.03	0.00	6.84
Fidelity® VIP Government	2020	295,595	18.36	5,426,872	0.33	0.00	0.32
Money Market Division	2019	226,282	18.30	4,141,088	1.94	0.00	2.02
(Commenced 4/29/2016)	2018	166,726	17.94	2,990,903	1.62	0.00	1.65
	2017	246,875	17.65	4,356,719	0.66	0.00	0.67
	2016	218,243	17.53	3,825,639	0.16	0.00	0.13
Fidelity® VIP High Income	2020	18,065	26.70	482,344	5.29	0.00	2.75
Division	2019	16,565	25.99	430,482	5.33	0.00	15.11
	2018	21,615	22.58	488,004	5.70	0.00	(3.29)
	2017	20,377	23.34	475,673	5.99	0.00	6.93
	2016	16,884	21.83	368,584	6.80	0.00	14.61
Fidelity® VIP Investment	2020	2,069	21.09	43,647	1.19	0.00	9.25
Grade Bond Division	2019	29,736	19.31	574,150	2.44	0.00	9.58
	2018	66,819	17.62	1,177,337	2.42	0.00	(0.63)
	2017	67,826	17.73	1,202,686	2.29	0.00	4.16
	2016	72,929	17.02	1,241,561	2.33	0.00	4.63
Fidelity® VIP Mid Cap	2020	4,575	66.71	305,209	0.42	0.00	17.87
Division	2019	4,531	56.60	256,466	0.68	0.00	23.17
	2018	4,620	45.95	212,284	0.39	0.00	(14.77)
	2017	5,144	53.92	277,353	0.49	0.00	20.54
	2016	5,732	44.73	256,383	0.32	0.00	11.92
FTVIPT Franklin Income VIP	2020	97	115.78	11,247	4.88	0.00	0.69
Division	2019	154	114.98	17,748	5.42	0.00	16.06
	2018	681	99.07	67,461	4.31	0.00	(4.30)
	2017	541	103.53	56,045	4.12	0.00	9.67
	2016	59	943.96	56,031	4.69	0.00	14.02
FTVIPT Franklin Mutual	2020	21,114	33.26	702,191	2.51	0.00	(4.46)
Global Discovery VIP Division	2019	19,409	34.81	675,612	1.69	0.00	24.37
	2018	22,909	27.99	641,216	2.69	0.00	(11.22)
	2017	19,169	31.53	604,329	1.72	0.00	8.60
	2016	19,262	29.03	559,179	1.70	0.00	12.18
FTVIPT Franklin Mutual	2020	184	490.26	90,404	2.96	0.00	(5.04)
Shares VIP Division	2019	181	516.30	93,359	1.72	0.00	22.57
	2018	247	421.22	104,011	2.49	0.00	(9.07)
	2017	240	463.22	111,384	2.28	0.00	8.35
	2016	225	427.53	96,301	2.09	0.00	16.06

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
FTVIPT Templeton Foreign	2020	256,921	21.57	5,541,522	3.44	0.00	(0.92)
VIP Division	2019	312,678	21.77	6,806,440	1.95	0.00	12.84
	2018	335,963	19.29	6,481,304	2.54	0.00	(15.27)
	2017	439,731	22.77	10,011,812	2.76	0.00	17.02
	2016	296,169	19.46	5,762,444	2.14	0.00	7.49
FTVIPT Templeton Global	2020	44,906	24.87	1,116,752	8.11	0.00	(5.07)
Bond VIP Division	2019	39,222	26.20	1,027,522	7.07	0.00	2.26
	2018	33,621	25.62	861,342	—	0.00	2.21
	2017	30,130	25.06	755,203	—	0.00	2.15
	2016	25,460	24.54	624,673	—	0.00	3.21
Goldman Sachs Small Cap	2020	684	34.97	23,927	0.28	0.00	8.58
Equity Insights Division	2019	236	32.21	7,614	0.47	0.00	24.84
	2018	257	25.80	6,624	0.45	0.00	(8.62)
	2017	275	28.23	7,764	0.41	0.00	11.57
	2016	1,563	25.30	39,553	1.25	0.00	23.20
Invesco V.I. Comstock	2020	29,639	26.04	771,760	2.33	0.00	(1.09)
Division	2019	24,325	26.33	640,358	1.81	0.00	24.94
	2018	21,865	21.07	460,713	1.66	0.00	(12.37)
	2017	28,331	24.04	681,172	2.13	0.00	17.57
	2016	22,000	20.45	449,886	1.37	0.00	16.99
Invesco V.I. International	2020	12,399	36.78	455,988	2.43	0.00	14.00
Growth Division	2019	12,475	32.26	402,441	1.57	0.00	28.57
	2018	12,884	25.09	323,273	2.11	0.00	(14.98)
	2017	12,350	29.51	364,454	1.42	0.00	23.00
	2016	14,955	23.99	358,802	1.46	0.00	(0.45)
Janus Henderson Balanced	2020	39,040	41.87	1,634,516	1.50	0.00	14.03
Division	2019	40,513	36.72	1,487,502	1.61	0.00	22.27
	2018	44,259	30.03	1,329,030	1.79	0.00	0.43
	2017	40,784	29.90	1,219,410	1.39	0.00	18.13
	2016	42,410	25.31	1,073,389	1.94	0.00	4.32
Janus Henderson Enterprise	2020	7,377	46.59	343,695	—	0.00	19.18
Division	2019	11,228	39.09	438,944	0.05	0.00	35.16
(Commenced 5/3/2010	2018	12,563	28.92	363,384	0.11	0.00	(0.66)
and began transactions in 2016)	2017	12,025	29.12	350,154	0.16	0.00	27.09
	2016	19,755	22.91	452,619	0.02	0.00	12.10
Janus Henderson Forty	2020	8,558	77.81	665,970	0.16	0.00	39.03
Division	2019	8,740	55.97	489,146	0.02	0.00	36.85
	2018	8,128	40.90	332,413	—	0.00	1.72
	2017	8,229	40.21	330,857	—	0.00	29.99
	2016	16,329	30.93	505,032	—	0.00	1.94
Janus Henderson Research	2020	13,761	41.52	571,287	0.41	0.00	32.95
Division	2019	14,173	31.23	442,566	0.46	0.00	35.52
	2018	14,343	23.04	330,470	0.55	0.00	(2.58)
	2017	14,524	23.65	343,490	0.40	0.00	27.88
	2016	14,664	18.49	271,199	0.46	0.00	0.50

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
MFS® VIT Global Equity	2020	3,248	42.73	138,775	0.98	0.00	13.04
Division	2019	3,332	37.80	125,958	0.75	0.00	30.20
	2018	1,371	29.04	39,820	0.99	0.00	(9.92)
	2017	10,503	32.23	338,550	0.65	0.00	23.75
	2016	8,391	26.05	218,575	0.68	0.00	7.06
MFS® VIT New Discovery	2020	518	66.36	34,362	—	0.00	45.58
Division	2019	545	45.58	24,852	—	0.00	41.27
	2018	600	32.27	19,366	—	0.00	(1.72)
	2017	633	32.83	20,796	—	0.00	26.33
	2016	7,943	25.99	206,405	—	0.00	8.80
MFS® VIT II High Yield	2020	6,846	25.43	174,064	5.42	0.00	4.85
Division	2019	6,970	24.25	169,033	5.50	0.00	14.44
	2018	7,095	21.19	150,350	5.42	0.00	(3.24)
	2017	7,214	21.90	157,998	6.30	0.00	6.31
	2016	7,335	20.60	151,111	6.53	0.00	13.64
Morgan Stanley VIF Emerging	2020	14,886	45.22	673,108	4.03	0.00	5.55
Markets Debt Division	2019	22,801	42.84	976,803	5.34	0.00	14.25
	2018	28,961	37.50	1,085,951	5.79	0.00	(6.94)
	2017	43,022	40.30	1,733,616	5.09	0.00	9.71
	2016	34,218	36.73	1,256,825	5.31	0.00	10.55
Morgan Stanley VIF Emerging	2020	219,797	20.48	4,501,048	1.28	0.00	14.44
Markets Equity Division	2019	239,727	17.89	4,289,769	1.11	0.00	19.59
	2018	294,163	14.96	4,401,714	0.41	0.00	(17.47)
	2017	175,378	18.13	3,179,608	0.84	0.00	35.06
	2016	235,477	13.42	3,160,892	0.47	0.00	6.74
PIMCO VIT All Asset Division	2020	1,453	17.17	24,946	5.37	0.00	8.01
	2019	5,679	15.90	90,296	3.42	0.00	11.90
	2018	9,883	14.21	140,438	3.22	0.00	(5.41)
	2017	9,745	15.02	146,396	4.72	0.00	13.54
	2016	9,539	13.23	126,203	2.67	0.00	12.93
PIMCO VIT	2020	4,019	8.35	33,556	6.78	0.00	1.35
CommodityRealReturn®	2019	2,908	8.24	23,957	4.48	0.00	11.43
Strategy Division	2018	3,263	7.39	24,125	2.28	0.00	(14.13)
	2017	584	8.61	5,028	12.69	0.00	2.15
	2016	1,178	8.43	9,928	1.10	0.00	15.16
PIMCO VIT Low Duration	2020	62,169	13.91	864,722	1.20	0.00	2.99
Division	2019	66,507	13.51	898,208	2.77	0.00	4.03
	2018	73,877	12.98	959,122	1.92	0.00	0.34
	2017	71,259	12.94	921,976	1.33	0.00	1.35
	2016	68,350	12.77	872,582	1.50	0.00	1.41
Pioneer Mid Cap Value VCT	2020	163	90.92	14,788	1.28	0.00	2.14
Division	2019	139	89.01	12,380	—	0.00	28.44
(Had no net assets at	2018	—	69.30	—	—	0.00	(20.25)
December 31, 2017 and 2018)	2017	—	86.90	—	—	0.00	14.46
	2016	737	75.92	55,933	0.74	0.00	16.56

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Putnam VT International	2020	—	30.98	—	2.64	0.00	3.94
Value Division (Had no net	2019	178	29.80	5,300	2.86	0.00	20.22
assets at December 31, 2020)	2018	179	24.79	4,441	2.18	0.00	(17.61)
	2017	184	30.09	5,527	1.61	0.00	24.69
	2016	177	24.13	4,261	2.57	0.00	1.11
Royce Micro-Cap Division	2020	491	29.70	14,566	—	0.00	23.79
	2019	495	23.99	11,867	—	0.00	19.55
	2018	499	20.07	10,008	—	0.00	(9.04)
	2017	500	22.06	11,026	0.68	0.00	5.18
	2016	505	20.97	10,583	0.73	0.00	19.71
Royce Small-Cap Division	2020	549	25.75	14,133	1.06	0.00	(7.15)
	2019	557	27.74	15,444	0.68	0.00	18.67
	2018	578	23.37	13,520	0.75	0.00	(8.34)
	2017	588	25.50	14,989	0.75	0.00	5.38
	2016	2,833	24.20	68,550	1.99	0.00	20.96

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series, in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, if any, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm..................      2
Financial Statements at December 31, 2020 and 2019 and for the Years
  Ended December 31, 2020, 2019 and 2018:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2020 and 2019 and for
  the Years Ended December 31, 2020, 2019 and 2018:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2020, in conformity with accounting principles generally accepted in the United
States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Company in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and
(2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale -- Fair Value of Level 3 Fixed
Maturity Securities -- Refer to Notes 1, 7, and 9 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3 and had an estimated fair value of $4.0 billion as of December 31, 2020.

                                    MLIC-2

Given management uses considerable judgment when estimating the fair value of
Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques, performing audit procedures to evaluate the estimate of fair value required a high degree of auditor judgment and an increased extent of effort. This audit effort included the use of professionals with specialized skills and knowledge, including our fair value specialists, to assist in performing procedures and evaluating the audit evidence obtained.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included the following, among others:

    .  We tested the effectiveness of controls over the determination of fair value.

    .  We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

    .  With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company's estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

    .  We evaluated management's ability to accurately estimate fair value by comparing management's historical estimates to subsequent transactions, taking into account changes in market conditions subsequent to
       December 31, 2020.

Insurance Liabilities -- Valuation of Future Policy Benefits for Long-Term Care
Insurance -- Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company's products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company's consolidated balance sheets. Such liabilities are established based on actuarial assumptions at the time policies are issued, which are intended to estimate the experience for the period the policy benefits are payable. Significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves, which are based on current assumptions. Management's estimate of future policy benefits for long-term care insurance was $14.3 billion as of December 31, 2020.

Management applies considerable judgment in evaluating actual experience to determine whether a change in assumptions for long-term care insurance is warranted. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include morbidity, policy lapse, investment returns and mortality.

Given the inherent uncertainty in selecting assumptions, we have determined that management's evaluation of actual experience when estimating future policy benefits for long-term care insurance policies is a critical audit matter, which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

    .  We tested the effectiveness of the control over the assumptions used in the valuation of future policy benefits and the effectiveness of the controls over the underlying data.

    .  With the involvement of our actuarial specialists, we:

       .  evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

                                    MLIC-3

       .  evaluated management's estimate of, or developed an independent estimate of future policy benefits, on a sample basis, and evaluated differences. This included confirming that assumptions were applied as intended.

       .  evaluated the results of the Company's annual premium deficiency tests.

Derivatives -- Valuation of Embedded Derivative Liabilities -- Refer to Notes
1, 3, 8, and 9 to the financial statements

Critical Audit Matter Description

The Company's products include variable annuity contracts with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. The guarantees on variable annuity contracts are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Guarantees accounted for as embedded derivatives include the non-life contingent portion of guaranteed minimum withdrawal benefits and certain non-life contingent portions of guaranteed minimum income benefits, and are recorded in policyholder account balances on the Company's consolidated balance sheet. Embedded derivatives are measured at estimated fair value separately from the host variable annuity contract using actuarial and capital market assumptions that are updated annually. Management's estimate of embedded derivative liabilities was $2.1 billion as of December 31, 2020.

Management applies considerable judgment in selecting assumptions used to estimate embedded derivative liabilities and changes in market conditions or variations in certain assumptions could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, and risk-free rates and implied volatilities. The valuation of the embedded derivative liabilities is also based on complex calculations which are data intensive.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that management's valuation of the embedded derivative liabilities is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation, modeling and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of embedded derivative liabilities included, among others, the following:

    .  We tested the effectiveness of controls over the assumptions, including controls over the underlying data used in the valuation of embedded derivative liabilities.

    .  We tested the effectiveness of controls over the methodologies and models used for determining the embedded derivative liabilities.

    .  With the involvement of our valuation, modeling and actuarial specialists, we:

       .  evaluated the methods, models, and judgments applied by management in the determination of principal assumptions and the calculation of the embedded derivative liabilities

       .  evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions

       .  developed an independent estimate of the embedded derivative liabilities, on a sample basis, and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 8, 2021

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2020 and 2019

                (In millions, except share and per share data)

                                                        2020          2019
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $156,423
  and $154,397, respectively; allowance for credit
  loss of $51 and $0, respectively)................  $    181,340  $    169,564
 Mortgage loans (net of allowance for credit loss
  of $517 and $289, respectively; includes $199
  and $210, respectively, relating to variable
  interest entities; includes $165 and $188,
  respectively, under the fair value option and $0
  and $59, respectively, of mortgage loans
  held-for-sale)...................................        66,405        65,549
 Policy loans......................................         5,973         6,100
 Real estate and real estate joint ventures
  (includes $1,435 and $1,378, respectively,
  relating to variable interest entities, $169 and
  $127, respectively, under the fair value option
  and $128 and $0, respectively, of real estate
  held-for-sale)...................................         7,478         6,659
 Other limited partnership interests...............         5,775         4,954
 Short-term investments, at estimated fair value...         2,623         1,883
 Other invested assets (includes $992 and $1,085,
  respectively, of leveraged and direct financing
  leases and $79 and $94, respectively, relating
  to variable interest entities)...................        17,723        16,979
                                                    ------------- -------------
   Total investments...............................       287,317       271,688
 Cash and cash equivalents, principally at
  estimated fair value (includes $9 and $5,
  respectively, relating to variable interest
  entities)........................................        11,337         8,927
 Accrued investment income (includes $1 and $1,
  respectively, relating to variable interest
  entities)........................................         1,904         1,987
 Premiums, reinsurance and other receivables
  (includes $3 and $3, respectively, relating to
  variable interest entities)......................        21,478        22,435
 Deferred policy acquisition costs and value of
  business acquired................................         2,649         3,453
 Other assets (includes $1 and $2, respectively,
  relating to variable interest entities)..........         4,276         4,460
 Separate account assets...........................       128,646       117,867
                                                    ------------- -------------
   Total assets....................................  $    457,607  $    430,817
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    133,921  $    128,304
 Policyholder account balances.....................        96,635        91,708
 Other policy-related balances.....................         7,430         7,732
 Policyholder dividends payable....................           397           495
 Policyholder dividend obligation..................         2,969         2,020
 Payables for collateral under securities loaned
  and other transactions...........................        23,122        20,365
 Short-term debt...................................           120           128
 Long-term debt (includes $5 and $5, respectively,
  relating to variable interest entities)..........         1,619         1,548
 Current income tax payable........................           486           388
 Deferred income tax liability.....................         1,980         1,568
 Other liabilities.................................        25,424        26,082
 Separate account liabilities......................       128,646       117,867
                                                    ------------- -------------
   Total liabilities...............................       422,749       398,205
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,460        12,455
 Retained earnings.................................        10,548         9,943
 Accumulated other comprehensive income (loss).....        11,662        10,025
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        34,675        32,428
 Noncontrolling interests..........................           183           184
                                                    ------------- -------------
   Total equity....................................        34,858        32,612
                                                    ------------- -------------
   Total liabilities and equity....................  $    457,607  $    430,817
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020          2019          2018
                                                   ------------  ------------  ------------
Revenues
Premiums..........................................  $    20,741   $    21,608   $    26,613
Universal life and investment-type product policy
 fees.............................................        1,996         2,037         2,124
Net investment income.............................       10,250        10,973        10,919
Other revenues....................................        1,661         1,573         1,586
Net investment gains (losses)                               (73)          346           153
Net derivative gains (losses).....................          738          (288)          766
                                                   ------------  ------------  ------------
 Total revenues...................................       35,313        36,249        42,161
                                                   ------------  ------------  ------------
Expenses
Policyholder benefits and claims..................       23,074        24,051        29,097
Interest credited to policyholder account balances        2,247         2,624         2,479
Policyholder dividends............................          901         1,038         1,085
Other expenses....................................        5,013         4,976         5,191
                                                   ------------  ------------  ------------
 Total expenses...................................       31,235        32,689        37,852
                                                   ------------  ------------  ------------
 Income (loss) before provision for income tax....        4,078         3,560         4,309
Provision for income tax expense (benefit)........          534           148           173
                                                   ------------  ------------  ------------
 Net income (loss)................................        3,544         3,412         4,136
Less: Net income (loss) attributable to
 noncontrolling interests.........................           (6)           (6)            6
                                                   ------------  ------------  ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,550   $     3,418   $     4,130
                                                   ============  ============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020         2019         2018
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,544   $    3,412   $    4,136
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................       1,911        8,053       (6,318)
Unrealized gains (losses) on derivatives..........         216          279          346
Foreign currency translation adjustments..........          54          (32)         (20)
Defined benefit plans adjustment..................        (108)        (143)       2,409
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................       2,073        8,157       (3,583)
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................        (436)      (1,711)         793
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................       1,637        6,446       (2,790)
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       5,181        9,858        1,346
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......          (6)          (6)           6
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    5,187   $    9,864   $    1,340
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in     Retained    Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- -----------  ----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2017.. $      5 $    14,150  $   10,035   $     5,428      $       29,618        $     143    $  29,761
Cumulative effects of changes
 in accounting principles,
 net of income tax............                             (917)          924                   7                             7
Capital contributions from
 MetLife, Inc.................                   74                                            74                            74
Returns of capital............                   (2)                                           (2)                           (2)
Transfer of employee benefit
 plans to an affiliate
 (Note 14)....................               (1,772)                                       (1,772)                       (1,772)
Dividends to MetLife, Inc.....                           (3,736)                           (3,736)                       (3,736)
Change in equity of
 noncontrolling interests.....                                                                 --               49           49
Net income (loss).............                            4,130                             4,130                6        4,136
Other comprehensive income
 (loss), net of income tax....                                         (2,790)             (2,790)                       (2,790)
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2018..        5      12,450       9,512         3,562              25,529              198       25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax............                               78            17                  95                            95
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2019..        5      12,455       9,943        10,025              32,428              184       32,612
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                             (113)                             (113)                         (113)
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (2,832)                           (2,832)                       (2,832)
Change in equity of
 noncontrolling interests.....                                                                 --                5            5
Net income (loss).............                            3,550                             3,550               (6)       3,544
Other comprehensive income
 (loss), net of income tax....                                          1,637               1,637                         1,637
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2020.. $      5 $    12,460  $   10,548   $    11,662      $       34,675        $     183    $  34,858
                               ======== ===========  ==========   ===========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020           2019           2018
                                                  -------------  -------------  -------------
Cash flows from operating activities
Net income (loss)................................ $       3,544  $       3,412  $       4,136
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........           125             99            264
 Amortization of premiums and accretion of
  discounts associated with investments, net.....          (651)          (823)          (907)
 (Gains) losses on investments and from sales of
  businesses, net................................            73           (346)          (153)
 (Gains) losses on derivatives, net..............          (299)           499           (346)
 (Income) loss from equity method investments,
  net of dividends or distributions..............           238            366            375
 Interest credited to policyholder account
  balances.......................................         2,213          2,624          2,479
 Universal life and investment-type product
  policy fees....................................        (1,130)        (2,037)        (2,124)
 Change in fair value option and trading
  securities.....................................          (171)          (151)             3
 Change in accrued investment income.............            72             45             11
 Change in premiums, reinsurance and other
  receivables....................................           826           (200)          (309)
 Change in deferred policy acquisition costs and
  value of business acquired, net................           355            197            436
 Change in income tax............................           104           (351)           911
 Change in other assets..........................            90            961            947
 Change in insurance-related liabilities and
  policy-related balances........................        (1,256)         1,571          3,997
 Change in other liabilities.....................        (1,372)           277         (1,675)
 Other, net......................................           176             (1)           (19)
                                                  -------------  -------------  -------------
  Net cash provided by (used in) operating
    activities...................................         2,937          6,142          8,026
                                                  -------------  -------------  -------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....        46,700         49,464         67,609
 Equity securities...............................           310            183            135
 Mortgage loans..................................         9,963         11,482          8,908
 Real estate and real estate joint ventures......            81          1,101          1,131
 Other limited partnership interests.............           464            494            479
Purchases and originations of:
 Fixed maturity securities available-for-sale....       (48,561)       (48,421)       (61,109)
 Equity securities...............................          (106)           (49)          (161)
 Mortgage loans..................................       (10,931)       (13,458)       (13,968)
 Real estate and real estate joint ventures......          (768)        (1,443)          (463)
 Other limited partnership interests.............        (1,071)          (971)          (871)
Cash received in connection with freestanding
 derivatives.....................................         3,823          1,759          1,798
Cash paid in connection with freestanding
 derivatives.....................................        (2,886)        (1,957)        (2,258)
Receipts on loans to affiliates..................           251             --             --
Net change in policy loans.......................           127            (39)           (55)
Net change in short-term investments.............          (714)          (377)         1,671
Net change in other invested assets..............            44             (8)           351
Net change in property, equipment and leasehold
 improvements....................................            18             60            209
Other, net.......................................            21             (4)             4
                                                  -------------  -------------  -------------
 Net cash provided by (used in) investing
  activities..................................... $      (3,235) $      (2,184) $       3,410
                                                  -------------  -------------  -------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020           2019          2018
                                                  -------------  -------------  ------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $      77,446  $      74,049  $     74,550
  Withdrawals....................................       (74,655)       (74,571)      (78,746)
Net change in payables for collateral under
 securities loaned and other transactions........         2,757          1,893        (1,399)
Long-term debt issued............................           128             --            24
Long-term debt repaid............................           (97)           (28)         (109)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................           (40)          (175)         (149)
Dividends paid to MetLife, Inc...................        (2,832)        (3,065)       (3,736)
Other, net.......................................            (3)           (19)          (54)
  Net cash provided by (used in) financing
   activities....................................         2,704         (1,916)       (9,619)
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....             4              3            (4)
  Change in cash and cash equivalents............         2,410          2,045         1,813
Cash and cash equivalents, beginning of year.....         8,927          6,882         5,069
                                                  -------------  -------------  ------------
  Cash and cash equivalents, end of year......... $      11,337  $       8,927  $      6,882
                                                  =============  =============  ============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $          99  $         104  $        107
                                                  =============  =============  ============
Income tax....................................... $          45  $         552  $        483
                                                  =============  =============  ============
Non-cash transactions:
Capital contributions from MetLife, Inc.......... $           5  $           5  $         74
                                                  =============  =============  ============
Transfer of fixed maturity securities
 available-for-sale to an affiliate.............. $         296  $          --  $         --
                                                  =============  =============  ============
Transfer of mortgage loans to an affiliate....... $          84  $          --  $         --
                                                  =============  =============  ============
Transfer of real estate from an affiliate........ $         380  $          --  $         --
                                                  =============  =============  ============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $          --  $         152  $         --
                                                  =============  =============  ============
Transfer of employee benefit plans to an
 affiliate....................................... $          --  $          --  $      1,772
                                                  =============  =============  ============
Fixed maturity securities available-for-sale
 received in connection with pension risk
 transfer transactions........................... $          --  $          --  $      3,016
                                                  =============  =============  ============
Reclassification of certain equity securities to
 other invested assets........................... $          --  $          --  $        733
                                                  =============  =============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain, including uncertainties associated with the novel coronavirus
COVID-19 pandemic (the "COVID-19 Pandemic"). Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations.
Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits
 . Fixed and variable deferred annuity
   contracts
 ------------------------------------------------------------------------------

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets' useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the
  Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance.

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWBs, GMABs and GMIBs are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, intent-to-sell impairments, as well as provisions for credit loss in the allowance for credit loss ("ACL") on fixed maturity securities available-for-sale ("AFS"), mortgage loans and investments in leases and subsequent changes in the ACL or for impairment losses on real estate investments and other asset classes, are reported within net investment gains (losses), unless otherwise stated herein. Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities AFS and mortgage loans.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as AFS and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

     Prior to January 1, 2020, the Company applied other-than-temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors was recorded in OCI.

     On January 1, 2020, the Company adopted accounting standards update
   ("ASU") 2016-13, Financial Instruments-Credit Losses (Topic 326) Measurement
   of Credit Losses on Financial Instruments ("ASU 2016-13"), using a modified

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   retrospective approach. Under ASU 2016-13, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as a credit loss by establishing an ACL with a corresponding charge to earnings in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost.
   This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI.

     The new credit loss guidance also replaces the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment.
   Upon adoption, the replacement of the PCI model did not have a material impact on the Company's consolidated financial statements.

   Mortgage Loans

     ASU 2016-13 requires an ACL based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, as described in Note 7.

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

     The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes amounts are not collectible. Gain or loss upon charge-off is recorded, net of previously established ACL, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded in net investment gains.

     Also included in mortgage loans are residential mortgage loans for which the fair value option ("FVO") was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans that were previously designated as held-for-investment, but now are designated as held-for-sale, are stated at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The
      Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

   .  Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   .  Direct financing leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions and repurchase agreements are reported as investment income and investment expense, respectively, within net investment income.

   Securities Lending

     The Company enters into securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.
   Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       Economic hedges of FVO Securities which are linked to equity indices
-----------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

  .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated.
   The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent
   "excess" fees and are reported in universal life and investment-type product policy fees.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. In addition, the Company also provides pension benefits for certain U.S. retired employees and postretirement medical and life insurance benefits for certain non-U.S.
  retired employees. A December 31 measurement date is used for all of the
  Company's defined benefit pension and other postretirement benefit plans.

    The Company recognizes the funded status of each of its defined benefit pension and other postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between each plan's actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in
  AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    The Company sponsors a nonqualified defined contribution plan for all
  MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate. Through September 30, 2018, the
  Company sponsored qualified defined contribution plans for substantially all
  MetLife employees under which a portion of employee contributions were matched. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor of the qualified defined contribution plans was changed from the Company to an affiliate.

    See Note 14 for information on the plan sponsor change.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to
  MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits
  (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life
  Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    In December 2017, H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 15 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin 118
  ("SAB 118") provisional amounts.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the
  Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company recognizes stock-based compensation on its consolidated results of operations based on MetLife, Inc.'s allocation. MetLife, Inc.
   applies the accounting policies described below to determine those expenses.

     MetLife, Inc. grants certain employees stock-based compensation awards under various plans subject to vesting conditions. MetLife, Inc. recognizes compensation expense in an amount fixed at grant date or remeasured quarterly, depending on characteristics of the award. MetLife, Inc.
   generally recognizes this expense over the vesting period. However, MetLife,
   Inc. truncates the expense period to the date the employee attained age-and-service criteria to exercise or receive payment for the award regardless of continued employment. In such a case, MetLife, Inc. does not accelerate award exercise or payment timing. MetLife, Inc. also takes an estimation of forfeitures into account.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $856 million and $890 million at December 31,
   2020 and 2019, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $657 million and
   $635 million at December 31, 2020 and 2019, respectively. Related depreciation and amortization expense was $26 million, $24 million and
   $81 million for the years ended December 31, 2020, 2019 and 2018, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized over a four-year period using the straight-line method.
   The cost basis of computer software was $1.3 billion at both December 31,
   2020 and 2019. Accumulated amortization of capitalized software was
   $1.3 billion at both December 31, 2020 and 2019. Related amortization expense was $2 million, $0 and $90 million for the years ended December 31,
   2020, 2019 and 2018, respectively.

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the right-of-use ("ROU") asset in Other assets and the lease liability in Other liabilities. Leases with an initial term of 12 months or less are not recorded on the balance sheet.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     On January 1,2020, the Company adopted ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, using a prospective transition approach for goodwill impairment testing. Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized.
   Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, an impairment charge would be recognized for the amount by which the carrying value exceeds the reporting unit's fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit.

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Additionally, the Company will consider income tax effects from any tax deductible goodwill on the carrying value of the reporting unit when measuring the goodwill impairment loss, if applicable.

     On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     For the 2020 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million in the U.S.
   segment at both December 31, 2020 and 2019. The goodwill balance was
   $31 million in the MetLife Holdings segment at both December 31, 2020 and
   2019.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of ASUs to the FASB Accounting Standards Codification. The
Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

    The table below describes the impacts of the ASUs adopted by the Company, effective during 2020 and 2019.

      Standard                       Description                  Effective Date and        Impact on Financial Statements
                                                                  Method of Adoption
-------------------------------------------------------------------------------------------------------------------------------
ASU 2020-04,           The new guidance provides optional       Effective for contract  The new guidance reduces the
Reference Rate         expedients and exceptions for applying   modifications made      operational and financial impacts of
Reform (Topic 848):    GAAP to contracts, hedging               between March 12,       contract modifications that replace a
Facilitation of the    relationships and other transactions     2020 and                reference rate, such as London
Effects of Reference   affected by reference rate reform if     December 31, 2022       Interbank Offered Rate (LIBOR),
Rate Reform on         certain criteria are met. The                                    affected by reference rate reform.
Financial Reporting;   expedients and exceptions provided by                            The adoption of the new guidance
as clarified and       the amendments do not apply to contract                          provides relief from current GAAP
amended by ASU         modifications made and hedging                                   and is not expected to have a material
2021-01, Reference     relationships entered into or evaluated                          impact on the Company's
Rate Reform (Topic     after December 31, 2022, with certain                            consolidated financial statements.
848): Scope            exceptions. ASU 2021-01 amends the                               The Company will continue to
                       scope of the recent reference rate                               evaluate the impacts of reference rate
                       reform guidance. New optional                                    reform on contract modifications and
                       expedients allow derivative instruments                          hedging relationships through
                       impacted by changes in the interest                              December 31, 2022.
                       rate used for margining, discounting,
                       or contract price alignment (i.e.,
                       discount transition) to qualify for
                       certain optional relief.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2017-04,           The new guidance simplifies the former   January 1, 2020, the    The adoption of the new guidance
Intangibles-Goodwill   two-step goodwill impairment test by     Company adopted,        reduced the complexity involved
and Other (Topic       eliminating Step 2 of the test. The new  using a prospective     with the evaluation of goodwill for
350): Simplifying the  guidance requires a one-step impairment  approach.               impairment and did not have an
Test for Goodwill      test in which an entity compares the                             impact on the Company's
Impairment             fair value of a reporting unit with its                          consolidated financial statements.
                       carrying amount and recognizes an
                       impairment charge for the amount by
                       which the carrying amount exceeds the
                       reporting unit's fair value, if any.
-------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

         Standard                       Description                Effective Date and        Impact on Financial Statements
                                                                   Method of Adoption
---------------------------------------------------------------------------------------------------------------------------------
ASU 2016-13, Financial       The new guidance requires an ACL    January 1, 2020 for     The adoption of this guidance
Instruments-Credit Losses    based on the expected lifetime      substantially all       resulted in a $113 million, net of
(Topic 326): Measurement     credit loss on financing            financial assets, the   income tax, decrease to retained
of Credit Losses on          receivables carried at amortized    Company adopted         earnings primarily related to the
Financial Instruments, as    cost, including, but not limited    using a modified        Company's mortgage loan
clarified and amended by     to, mortgage loans, premium         retrospective           investments. The Company has
ASU 2018-19, Codification    receivables, reinsurance            approach. For           included the required disclosures
Improvements to Topic 326,   receivables and leveraged and       previously impaired     within Note 7.
Financial Instruments-       direct financing leases.            fixed maturity
Credit Losses; ASU           The former model for OTTI on fixed  securities AFS and
2019-04, Codification        maturity securities AFS has been    certain fixed maturity
Improvements to Topic 326,   modified and requires the           securities
Financial Instruments-       recording of an ACL instead of a    AFS acquired with
Credit Losses, Topic 815,    reduction of the amortized cost.    evidence of credit
Derivatives and Hedging,     Any improvements in expected        quality deterioration
and Topic 825, Financial     future cash flows will no longer    since origination, the
Instruments; ASU 2019-05,    be reflected as a prospective       Company adopted
Financial Instruments-       yield adjustment, but instead will  prospectively on
Credit Losses (Topic 326):   be reflected as a reduction in the  January 1,2020.
Targeted Transition Relief;  ACL. The new guidance also
and ASU 2019-11,             replaces the model for PCI fixed
Codification Improvements    maturity securities AFS and
to Topic 326, Financial      financing receivables and requires
Instruments-Credit Losses    the establishment of an ACL at
                             acquisition, which is added to the
                             purchase price to establish the
                             initial amortized cost of the
                             investment.
                             The new guidance also requires
                             enhanced disclosures.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2016-02, Leases          The guidance requires a lessee to   January 1, 2019. The    The Company elected the package of
(Topic 842), as clarified    recognize assets and liabilities    Company adopted         practical expedients allowed under
and amended by ASU           for leases with lease terms of      using a modified        the transition guidance. This allowed
2018-10, Codification        more than 12 months. Leases are     retrospective           the Company to carry forward its
Improvements to Topic 842,   classified as finance or operating  approach.               historical lease classification. In
Leases, ASU 2018-11,         leases and both types of leases                             addition, the Company elected all
Leases (Topic 842):          are recognized on the balance                               other practical expedients that were
Targeted Improvements,       sheet. Lessor accounting remains                            allowed under the new guidance and
and ASU 2018-20, Leases      largely unchanged from previous                             were applicable, including the
(Topic 842): Narrow-Scope    guidance except for certain                                 practical expedient to combine lease
Improvements for Lessors     targeted changes. The new guidance                          and non-lease components into one
                             also requires new qualitative and                           lease component for certain real
                             quantitative disclosures. In July                           estate leases.
                             2018, two amendments to the                                 The adoption of this guidance
                             guidance were issued. The                                   resulted in the recording of additional
                             amendments provided the option to                           net ROU assets and lease liabilities
                             adopt the new guidance                                      of approximately $866 million and
                             prospectively without adjusting                             $950 million, respectively, as of
                             comparative periods. Also, the                              January 1, 2019. The reduction of
                             amendments provided lessors with a                          ROU assets was a result of
                             practical expedient not to                                  adjustments for prepaid/deferred rent,
                             separate lease and non-lease                                unamortized initial direct costs and
                             components for certain operating                            impairment of certain ROU assets
                             leases. In December 2018, an                                based on the net present value of the
                             amendment was issued to clarify                             remaining minimum lease payments
                             lessor accounting relating to                               and sublease revenues. In addition, as
                             taxes, certain lessor's costs and                           of January 1, 2019, retained earnings
                             variable payments related to both                           increased by $95 million, net of
                             lease and non-lease components.                             income tax, as a result of the
                                                                                         recognition of deferred gains on
                                                                                         previous sale leaseback transactions.
                                                                                         The guidance did not have a material
                                                                                         impact on the Company's
                                                                                         consolidated net income and cash
                                                                                         flows. The Company has included
                                                                                         expanded disclosures on the
                                                                                         consolidated balance sheets and in
                                                                                         Notes 7 and 10.

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of New Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2020 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                                                  Effective Date and
      Standard                       Description                  Method of Adoption         Impact on Financial Statements
---------------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,           The new guidance simplifies the          January 1, 2021. The    The new guidance will not have a
Income Taxes (Topic    accounting for income taxes by removing  new guidance should     material impact on the Company's
740): Simplifying the  certain exceptions to the tax            be applied either on a  consolidated financial statements and
Accounting for         accounting guidance and providing        retrospective,          will be adopted on a prospective basis.
Income Taxes           clarification to other specific tax      modified
                       accounting guidance to eliminate         retrospective or
                       variations in practice. Specifically,    prospective basis
                       it removes the exceptions related to     based on the items to
                       the a) incremental approach for          which the
                       intraperiod tax allocation when there    amendments relate.
                       is a loss from continuing operations     Early adoption is
                       and income or a gain from other items,   permitted.
                       b) recognition of a deferred tax
                       liability when foreign investment
                       ownership changes from equity method
                       investment to consolidated subsidiary
                       and vice versa and c) use of interim
                       period tax accounting for
                       year-to-date-losses that exceed
                       anticipated losses. The guidance also
                       simplifies the application of the
                       income tax guidance for franchise taxes
                       that are partially based on income and
                       the accounting for tax law changes
                       during interim periods, clarifies the
                       accounting for transactions that result
                       in a step-up in tax basis of goodwill,
                       provides for the option to elect
                       allocation of consolidated income taxes
                       to entities disregarded by taxing
                       authorities for their stand-alone
                       reporting, and requires that an entity
                       reflect the effect of an enacted change
                       in tax laws or rates in the annual
                       effective tax rate computation in the
                       interim period that includes the
                       enactment date.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,           The new guidance (i) prescribes the      January 1, 2023, to be  The implementation efforts of the
Financial Services--   discount rate to be used in measuring    applied                 Company and the evaluation of the
Insurance (Topic       the liability for future policy          retrospectively to      impact of the new guidance are in
944): Targeted         benefits for traditional and limited     January 1, 2021 (with   progress. Given the nature and extent of
Improvements to the    payment long-duration contracts, and     early adoption          the required changes to a significant
Accounting for Long-   requires assumptions for those           permitted).             portion of the Company's operations,
Duration Contracts,    liability valuations to be updated                               the adoption of this guidance is
as amended by ASU      after contract inception, (ii) requires                          expected to have a material impact on
2019-09, Financial     more market-based product guarantees on                          its consolidated financial statements.
Services--Insurance    certain separate account and other
(Topic 944):           account balance long-duration contracts
Effective Date, as     to be accounted for at fair value,
amended by ASU         (iii) simplifies the amortization of
2020-11, Financial     DAC for virtually all long-duration
Services--Insurance    contracts, and (iv) introduces certain
(Topic 944):           financial statement presentation
Effective Date and     requirements, as well as significant
Early Application      additional quantitative and qualitative
                       disclosures. The amendments in ASU
                       2019-09 defer the effective date of ASU
                       2018-12 to January 1, 2022 for all
                       entities, and the amendments in ASU
                       2020-11 further defer the effective
                       date of ASU 2018-12 for an additional
                       one year to January 1, 2023 for all
                       entities.
---------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers products such as term, variable and universal life insurance, dental, group and individual disability, vision and accident & health insurance.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, structured settlements, and capital markets investment products, as well as solutions for funding postretirement benefits and company-, bank- and trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), the Company's ancillary non-U.S. operations, interest expense related to the majority of the
Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and
     (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains
     (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2020, 2019 and 2018 and at December 31, 2020 and 2019. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's businesses.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                                   MetLife    Corporate                               Total
Year Ended December 31, 2020                            U.S.       Holdings    & Other      Total     Adjustments  Consolidated
--------------------------------------------------- -----------  -----------  --------- ------------  -----------  ------------
                                                                                   (In millions)
Revenues
Premiums...........................................  $   17,778   $    2,962   $     1   $    20,741   $       --   $    20,741
Universal life and investment-type product policy
 fees..............................................       1,044          868        --         1,912           84         1,996
Net investment income..............................       6,348        4,616      (136)       10,828         (578)       10,250
Other revenues.....................................         857          224       580         1,661           --         1,661
Net investment gains (losses)......................          --           --        --            --          (73)          (73)
Net derivative gains (losses)......................          --           --        --            --          738           738
                                                    -----------  -----------  --------- ------------  -----------  ------------
  Total revenues...................................      26,027        8,670       445        35,142          171        35,313
                                                    -----------  -----------  --------- ------------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................      17,821        5,669        --        23,490          485        23,975
Interest credited to policyholder account balances.       1,569          687        --         2,256           (9)        2,247
Capitalization of DAC..............................         (49)          (2)       --           (51)          --           (51)
Amortization of DAC and VOBA.......................          56          290        --           346           60           406
Interest expense on debt...........................           7            6        86            99           --            99
Other expenses.....................................       3,085          801       666         4,552            7         4,559
                                                    -----------  -----------  --------- ------------  -----------  ------------
  Total expenses...................................      22,489        7,451       752        30,692          543        31,235
                                                    -----------  -----------  --------- ------------  -----------  ------------
Provision for income tax expense (benefit).........         752          236      (376)          612          (78)          534
                                                    -----------  -----------  --------- ------------               ------------
  Adjusted earnings................................  $    2,786   $      983   $    69         3,838
                                                    ===========  ===========  =========
Adjustments to:
Total revenues.....................................                                              171
Total expenses.....................................                                             (543)
Provision for income tax (expense) benefit.........                                               78
                                                                                        ------------
  Net income (loss)...........................................                           $     3,544                $     3,544
                                                                                        ============               ============

                                             MetLife    Corporate
  At December 31, 2020             U.S.      Holdings    & Other      Total
  ----------------------------- ----------- ----------- ---------- -----------
                                                (In millions)
  Total assets.................  $  262,478  $  164,956  $  30,173  $  457,607
  Separate account assets......  $   81,866  $   46,780  $      --  $  128,646
  Separate account liabilities.  $   81,866  $   46,780  $      --  $  128,646

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife      Corporate                                 Total
Year Ended December 31, 2019                    U.S.        Holdings      & Other        Total     Adjustments  Consolidated
------------------------------------------- ------------  ------------ ------------  ------------  -----------  ------------
                                                                              (In millions)
Revenues
Premiums...................................  $    18,510   $     3,098  $        --   $    21,608   $       --   $    21,608
Universal life and investment-type product
 policy fees...............................        1,037           912           --         1,949           88         2,037
Net investment income......................        6,647         4,688          (73)       11,262         (289)       10,973
Other revenues.............................          815           220          538         1,573           --         1,573
Net investment gains (losses)..............           --            --           --            --          346           346
Net derivative gains (losses)..............           --            --           --            --         (288)         (288)
                                            ------------  ------------ ------------  ------------  -----------  ------------
  Total revenues...........................       27,009         8,918          465        36,392         (143)       36,249
                                            ------------  ------------ ------------  ------------  -----------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       18,963         5,920           --        24,883          206        25,089
Interest credited to policyholder account
 balances..................................        1,925           718           --         2,643          (19)        2,624
Capitalization of DAC......................          (53)           10           --           (43)          --           (43)
Amortization of DAC and VOBA...............           55           220           --           275          (36)          239
Interest expense on debt...................           10             8           87           105           --           105
Other expenses.............................        2,947           844          877         4,668            7         4,675
                                            ------------  ------------ ------------  ------------  -----------  ------------
  Total expenses...........................       23,847         7,720          964        32,531          158        32,689
                                            ------------  ------------ ------------  ------------  -----------  ------------
Provision for income tax expense (benefit).          656           232         (677)          211          (63)          148
                                            ------------  ------------ ------------  ------------               ------------
  Adjusted earnings........................  $     2,506   $       966  $       178         3,650
                                            ============  ============ ============
Adjustments to:
Total revenues.............................                                                  (143)
Total expenses.............................                                                  (158)
Provision for income tax (expense) benefit.                                                    63
                                                                                     ------------
  Net income (loss)........................                                           $     3,412                $     3,412
                                                                                     ============               ============

                                              MetLife      Corporate
At December 31, 2019              U.S.        Holdings      & Other        Total
----------------------------- ------------- ------------- ------------ -------------
                                                  (In millions)
Total assets.................  $    246,319  $    156,327  $    28,171  $    430,817
Separate account assets......  $     73,056  $     44,811  $        --  $    117,867
Separate account liabilities.  $     73,056  $     44,811  $        --  $    117,867

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                      MetLife   Corporate                             Total
Year Ended December 31, 2018                                U.S.      Holdings   & Other     Total     Adjustments Consolidated
------------------------------------------------------- -----------  ---------- --------- -----------  ----------- ------------
                                                                                     (In millions)
Revenues
Premiums............................................... $    23,388  $    3,205 $     20  $    26,613  $       --  $    26,613
Universal life and investment-type product policy fees.       1,023       1,008       --        2,031          93        2,124
Net investment income..................................       6,678       4,780     (154)      11,304        (385)      10,919
Other revenues.........................................         775         240      571        1,586          --        1,586
Net investment gains (losses)..........................          --          --       --           --         153          153
Net derivative gains (losses)..........................          --          --       --           --         766          766
                                                        -----------  ---------- --------- -----------  ----------- ------------
  Total revenues.......................................      31,864       9,233      437       41,534         627       42,161
                                                        -----------  ---------- --------- -----------  ----------- ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.............................................      24,202       5,870        5       30,077         105       30,182
Interest credited to policyholder account balances.....       1,735         748       --        2,483          (4)       2,479
Capitalization of DAC..................................         (40)          6       --          (34)         --          (34)
Amortization of DAC and VOBA...........................          75         245       --          320         150          470
Interest expense on debt...............................          12           8       88          108          --          108
Other expenses.........................................       2,838         980      834        4,652          (5)       4,647
                                                        -----------  ---------- --------- -----------  ----------- ------------
  Total expenses.......................................      28,822       7,857      927       37,606         246       37,852
                                                        -----------  ---------- --------  -----------  ----------  -----------
Provision for income tax expense (benefit).............         648         269     (823)          94          79          173
                                                        -----------  ---------- --------- -----------              ------------
  Adjusted earnings.................................... $     2,394  $    1,107 $    333        3,834
                                                        ===========  ========== =========
Adjustments to:
Total revenues.........................................                                           627
Total expenses.........................................                                          (246)
Provision for income tax (expense) benefit.............                                           (79)
                                                                                          -----------
  Net income (loss)....................................                                   $     4,136              $     4,136
                                                                                          ===========              ============

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                  Years Ended December 31,
                                                -----------------------------
                                                  2020      2019      2018
                                                --------- --------- ---------
                                                        (In millions)
  Life insurance............................... $  14,018 $  13,413 $  13,251
  Accident & health insurance..................     8,650     8,556     8,071
  Annuities....................................     1,352     2,917     8,685
  Other........................................       378       332       316
                                                --------- --------- ---------
   Total....................................... $  24,398 $  25,218 $  30,323
                                                ========= ========= =========

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.3 billion,
$3.0 billion and $3.1 billion for the years ended December 31, 2020, 2019 and
2018, respectively, which represented 14%, 12% and 10% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from the second U.S. segment customer were $6.0 billion for the year ended December 31, 2018, which represented 20%
of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from any other customer did not exceed
10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2020, 2019 and 2018.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2020     2019
                                         -------- --------
                                           (In millions)
                      U.S............... $147,557 $139,081
                      MetLife Holdings..   90,259   88,451
                      Corporate & Other.      170      212
                                         -------- --------
                        Total........... $237,986 $227,744
                                         ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      --------------------------------------------------------------------
      Product Type:                 Measurement Assumptions:
      --------------------------------------------------------------------
      Participating life            Aggregate of (i) net level premium
                                      reserves for death and endowment
                                      policy benefits (calculated based
                                      upon the non-forfeiture interest
                                      rate, ranging from 3% to 7%, and
                                      mortality rates guaranteed in
                                      calculating the cash surrender
                                      values described in such
                                      contracts); and (ii) the liability
                                      for terminal dividends.
      --------------------------------------------------------------------
      Nonparticipating life         Aggregate of the present value of
                                      future expected benefit payments
                                      and related expenses less the
                                      present value of future expected
                                      net premiums. Assumptions as to
                                      mortality and persistency are based
                                      upon the Company's experience when
                                      the basis of the liability is
                                      established. Interest rate
                                      assumptions for the aggregate
                                      future policy benefit liabilities
                                      range from 2% to 11%.
      --------------------------------------------------------------------
      Individual and group          Present value of future expected
      traditional fixed annuities     payments. Interest rate assumptions
      after annuitization             used in establishing such
                                      liabilities range from 1% to 11%.
      --------------------------------------------------------------------
      Non-medical health insurance  The net level premium method and assumptions as to future morbidity,
                                      withdrawals and interest, which
                                      provide a margin for adverse
                                      deviation. Interest rate
                                      assumptions used in establishing
                                      such liabilities range from 1% to
                                      7%.
      --------------------------------------------------------------------
      Disabled lives                Present value of benefits method and
                                      experience assumptions as to claim
                                      terminations, expenses and
                                      interest. Interest rate assumptions
                                      used in establishing such
                                      liabilities range from 2% to 8%.
      --------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2020 and 2019. Participating policies represented
17%, 19% and 20% of gross traditional life insurance premiums for the years ended December 31, 2020, 2019 and 2018, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

----------------------------------------------------------------------------------------------------
Guarantee:                                      Measurement Assumptions:
----------------------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death benefits in excess
          death even if the account value is     of the projected account balance recognizing the
          reduced to zero.                       excess ratably over the accumulation period
                                                 based on the present value of total expected
                                                 assessments.

       . An enhanced death benefit may be     . Assumptions are consistent with those used for
          available for an additional fee.       amortizing DAC, and are thus subject to the
                                                 same variability and risk.

                                              .  Investment performance and volatility assumptions
                                                 are consistent with the historical experience of
                                                 the appropriate underlying equity index, such as
                                                 the S&P 500 Index.

                                              . Benefit assumptions are based on the average
                                                 benefits payable over a range of scenarios.
----------------------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income benefits in excess
          determined at the time of issuance     of the projected account balance at any future
          of the variable annuity contract,      date of annuitization and recognizing the excess
          a minimum accumulation of purchase     ratably over the accumulation period based on
          payments, even if the account          present value of total expected assessments.
          value is reduced to zero, that can
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       .  Certain contracts also provide for  . Assumptions are consistent with those used for
          a guaranteed lump sum return of        estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              . Calculation incorporates an assumption for the
                                                 percentage of the potential annuitizations that
                                                 may be elected by the contractholder.
----------------------------------------------------------------------------------------------------
GMWBs. . A return of purchase payment via     . Expected value of the life contingent payments and
          partial withdrawals, even if the       expected assessments using assumptions
          account value is reduced to zero,      consistent with those used for estimating the
          provided that cumulative               GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       . Certain contracts include
          guaranteed withdrawals that are
          life contingent.
----------------------------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                      Universal and Variable
                                 Annuity Contracts        Life Contracts
                              ----------------------  ----------------------
                               GMDBs and              Secondary    Paid-Up
                                 GMWBs       GMIBs    Guarantees  Guarantees      Total
                              ----------  ----------  ----------  ----------  ------------
                                                      (In millions)
Direct:
Balance at January 1, 2018... $      326  $      579  $      725  $      109  $      1,739
Incurred guaranteed benefits.          3         162          95           5           265
Paid guaranteed benefits.....        (12)         (3)         --          --           (15)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.        317         738         820         114         1,989
Incurred guaranteed benefits.         57          19         255          52           383
Paid guaranteed benefits.....        (13)         --          --          --           (13)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.        361         757       1,075         166         2,359
Incurred guaranteed benefits.        144         206         320         (12)          658
Paid guaranteed benefits.....        (12)         (4)        (44)        (14)          (74)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $      493  $      959  $    1,351  $      140  $      2,943
                              ==========  ==========  ==========  ==========  ============
Ceded:
Balance at January 1, 2018... $       --  $       --  $      272  $       76  $        348
Incurred guaranteed benefits.         --          --          29           4            33
Paid guaranteed benefits.....         --          --          --          --            --
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.         --          --         301          80           381
Incurred guaranteed benefits.         --          --          95          15           110
Paid guaranteed benefits.....         --          --          --          --            --
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.         --          --         396          95           491
Incurred guaranteed benefits.         --          --          93          13           106
Paid guaranteed benefits.....         --          --         (20)         (9)          (29)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $       --  $       --  $      469  $       99  $        568
                              ==========  ==========  ==========  ==========  ============
Net:
Balance at January 1, 2018... $      326  $      579  $      453  $       33  $      1,391
Incurred guaranteed benefits.          3         162          66           1           232
Paid guaranteed benefits.....        (12)         (3)         --          --           (15)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.        317         738         519          34         1,608
Incurred guaranteed benefits.         57          19         160          37           273
Paid guaranteed benefits.....        (13)         --          --          --           (13)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.        361         757         679          71         1,868
Incurred guaranteed benefits.        144         206         227         (25)          552
Paid guaranteed benefits.....        (12)         (4)        (24)         (5)          (45)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $      493  $      959  $      882  $       41  $      2,375
                              ==========  ==========  ==========  ==========  ============

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2020                                  2019
                                         ---------------------------------     ---------------------------------
                                              In the               At               In the               At
                                           Event of Death      Annuitization     Event of Death      Annuitization
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1), (2)..........  $      50,047      $      21,229      $      49,207      $      21,472
  Separate account value (1)............  $      40,583      $      20,368      $      39,679      $      20,666
  Net amount at risk....................  $       1,178 (3)  $         552 (4)  $       1,195 (3)  $         524 (4)
Average attained age of contractholders.       68 years           67 years           68 years           66 years
Other Annuity Guarantees:
  Total account value (1), (2)..........            N/A      $         142                N/A      $         143
  Net amount at risk....................            N/A      $          74 (5)            N/A      $          80 (5)
Average attained age of contractholders.            N/A           55 years                N/A           54 years

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2020                                  2019
                                         ---------------------------------     ---------------------------------
                                            Secondary            Paid-Up          Secondary            Paid-Up
                                             Guarantees         Guarantees         Guarantees        Guarantees
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts:
  Total account value (1), (2)..........  $       5,607      $         861      $       4,909      $         899
  Net amount at risk (6)................  $      39,134      $       5,525      $      41,385      $       5,884
Average attained age of policyholders...       58 years           65 years           57 years           64 years

--------
(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                   ---------------------------
                                       2020          2019
                                   ------------- -------------
                                          (In millions)
                  Fund Groupings:
                  Equity.......... $      23,891 $      21,960
                  Balanced........        16,992        17,396
                  Bond............         3,052         3,024
                  Money Market....            52            48
                                   ------------- -------------
                    Total......... $      43,987 $      42,428
                                   ============= =============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion at both December 31, 2020 and 2019. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2020, 2019 and 2018, the Company issued $39.3 billion, $37.3 billion and $41.8 billion, respectively, and repaid $36.7 billion, $36.4 billion and $43.7 billion, respectively, of such funding agreements. At December 31, 2020 and 2019, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $38.8 billion and $34.6 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $765 million and $737 million at December 31, 2020 and 2019, respectively.

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                              Liability                    Collateral
                      ------------------------- -----------------------------
                                             December 31,
                      -------------------------------------------------------
                          2020         2019           2020             2019
                      ------------ ------------ ------------     ------------
                                             (In millions)
FHLB of New York (1). $     15,245 $     14,445 $     17,258 (2) $     16,570 (2)
Farmer Mac (3)....... $      2,375 $      2,550 $      2,450     $      2,670
--------

(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of
    New York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2020. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2020 is presented as supplementary information.

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance            At December 31, 2020
         -----------------------------------------------------------------------------------------  ---------------------------
                                      For the Years Ended December 31,
         -----------------------------------------------------------------------------------------     Total IBNR
                                           (Unaudited)                                              Liabilities Plus
         --------------------------------------------------------------------------------               Expected     Cumulative
                                                                                                     Development on  Number of
Incurral                                                                                                Reported      Reported
  Year     2011     2012     2013     2014     2015     2016     2017     2018     2019     2020         Claims        Claims
-------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  ---------------- ----------
                                                         (Dollars in millions)
  2011.. $  6,318 $  6,290 $  6,293 $  6,269 $  6,287 $  6,295 $  6,294 $  6,295 $  6,297 $  6,299        $  1        208,202
  2012..             6,503    6,579    6,569    6,546    6,568    6,569    6,569    6,572    6,574           1        209,960
  2013..                      6,637    6,713    6,719    6,720    6,730    6,720    6,723    6,724           1        212,572
  2014..                               6,986    6,919    6,913    6,910    6,914    6,919    6,920           3        215,388
  2015..                                        7,040    7,015    7,014    7,021    7,024    7,025           3        217,729
  2016..                                                 7,125    7,085    7,095    7,104    7,105           6        218,487
  2017..                                                          7,432    7,418    7,425    7,427           9        257,925
  2018..                                                                   7,757    7,655    7,646          14        242,815
  2019..                                                                            7,935    7,900          23        239,317
  2020..                                                                                     8,913         757        206,427
                                                                                          --------
 Total.........................................................................             72,533
Cumulative paid claims and paid allocated claim adjustment expenses, net of
 reinsurance....................................................................           (70,179)
All outstanding liabilities for incurral years prior to 2011, net of
 reinsurance....................................................................                18
                                                                                          --------
 Total unpaid claims and claim adjustment expenses, net of reinsurance.........           $  2,372
                                                                                          ========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               -------------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
               -------------------------------------------------------------------------------------------
                                                 (Unaudited)
               -------------------------------------------------------------------------------- ----------
Incurral Year    2011     2012     2013     2014     2015     2016     2017     2018     2019      2020
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- ----------
                                                      (In millions)
    2011...... $  4,982 $  6,194 $  6,239 $  6,256 $  6,281 $  6,290 $  6,292 $  6,295 $  6,296  $   6,297
    2012......             5,132    6,472    6,518    6,532    6,558    6,565    6,566    6,569      6,572
    2013......                      5,216    6,614    6,664    6,678    6,711    6,715    6,720      6,721
    2014......                               5,428    6,809    6,858    6,869    6,902    6,912      6,915
    2015......                                        5,524    6,913    6,958    6,974    7,008      7,018
    2016......                                                 5,582    6,980    7,034    7,053      7,086
    2017......                                                          5,761    7,292    7,355      7,374
    2018......                                                                   6,008    7,521      7,578
    2019......                                                                            6,178      7,756
    2020......                                                                                       6,862
                                                                                                ----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $  70,179
                                                                                                ==========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2020:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -----------------------------------------------------------------------------
       Years.............   1         2       3       4       5       6       7      8      9     10
       Group Life - Term. 78.2%     20.0%    0.7%    0.2%    0.5%    0.1%    --%    --%    --%    --%

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Group Long-Term Disability

                   Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance        At December 31, 2020
                --------------------------------------------------------------------------------  ---------------------------
                                        For the Years Ended December 31,                             Total IBNR
                --------------------------------------------------------------------------------  Liabilities Plus
                                              (Unaudited)                                             Expected     Cumulative
                -----------------------------------------------------------------------            Development on  Number of
Incurral                                                                                              Reported      Reported
 Year            2011    2012    2013    2014    2015    2016    2017    2018    2019     2020         Claims        Claims
--------        ------- ------- ------- ------- ------- ------- ------- ------- ------- --------  ---------------- ----------
                                                            (Dollars in millions)
  2011......... $   955 $   916 $   894 $   914 $   924 $   923 $   918 $   917 $   914 $    910        $ --         21,644
  2012.........             966     979     980   1,014   1,034   1,037   1,021   1,015    1,011          --         20,086
  2013.........                   1,008   1,027   1,032   1,049   1,070   1,069   1,044    1,032          --         21,138
  2014.........                           1,076   1,077   1,079   1,101   1,109   1,098    1,097          --         22,852
  2015.........                                   1,082   1,105   1,093   1,100   1,087    1,081          --         21,209
  2016.........                                           1,131   1,139   1,159   1,162    1,139          --         17,967
  2017.........                                                   1,244   1,202   1,203    1,195          --         16,313
  2018.........                                                           1,240   1,175    1,163           7         15,135
  2019.........                                                                   1,277    1,212          33         15,044
  2020.........                                                                            1,253         630          8,387
                                                                                        --------
 Total................................................................................    11,093
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   (5,657)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......    1,543
                                                                                        --------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................  $  6,979
                                                                                        ========

                   Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                 ---------------------------------------------------------------------------------------------------
                                              For the Years Ended December 31,
                 ---------------------------------------------------------------------------------------------------
                                                   (Unaudited)
                 ---------------------------------------------------------------------------------------
Incurral Year     2011      2012      2013      2014      2015      2016      2017      2018      2019      2020
-------------    -------  --------  --------  --------  --------  --------  --------  --------  -------- -----------
                                                        (In millions)
    2011........ $    44  $    217  $    337  $    411  $    478  $    537  $    588  $    635  $    670  $      703
    2012........                43       229       365       453       524       591       648       694         730
    2013........                          43       234       382       475       551       622       676         722
    2014........                                    51       266       428       526       609       677         732
    2015........                                              50       264       427       524       601         665
    2016........                                                        49       267       433       548         628
    2017........                                                                  56       290       476         579
    2018........                                                                            54       314         497
    2019........                                                                                      57         342
    2020........                                                                                                  59
                                                                                                         -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance            $    5,657
                                                                                                         ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2020:

                            Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            -----------------------------------------------------------------------------
Years......................  1        2        3       4       5       6       7       8      9      10
Group Long-Term Disability. 4.6%    20.0%    14.6%    8.9%    7.2%    6.4%    5.4%    4.7%   3.7%   3.6%

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2020 compared to the 2019 incurral year due to the growth in the size of the business.

     There were no significant changes in methodologies for the year ended
   December 31, 2020. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term
   Disability are updated annually to reflect emerging trends in claim experience.

     No additional premiums or return premiums have been accrued as a result of the prior year development.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion at both December 31, 2020 and 2019.
   Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.2 billion at both
   December 31, 2020 and 2019. The amount of interest accretion recognized was
   $452 million, $470 million and $509 million for the years ended December 31,
   2020, 2019 and 2018, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product's continued protection feature;
   however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                    December 31, 2020
                                                                                              -----------------------------
                                                                                                      (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................ $        2,372
Group Long-Term Disability...................................................................          6,979
                                                                                              --------------
  Total......................................................................................                $        9,351
Other insurance lines - all segments combined................................................                           607
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                         9,958
                                                                                                             --------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................             12
Group Long-Term Disability...................................................................            128
                                                                                              --------------
  Total......................................................................................                           140
Other insurance lines - all segments combined................................................                           180
                                                                                                             --------------
  Total reinsurance recoverable on unpaid claims.............................................                           320
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expense................................                        10,278
Discounting..................................................................................                        (1,186)
                                                                                                             --------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                         9,092
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                         4,431
                                                                                                             --------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                $       13,523
                                                                                                             ==============

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                               Years Ended December 31,
                                  -------------------------------------------------
                                        2020             2019             2018
                                  ---------------  ---------------  ---------------
                                                    (In millions)
Balance at January 1,............ $        13,140  $        12,590  $        12,090
  Less: Reinsurance recoverables.           1,525            1,497            1,401
                                  ---------------  ---------------  ---------------
Net balance at January 1,........          11,615           11,093           10,689
Incurred related to:
  Current year...................          18,620           17,711           16,714
  Prior years (1)................             (19)              44              241
                                  ---------------  ---------------  ---------------
    Total incurred...............          18,601           17,755           16,955
Paid related to:
  Current year...................         (13,854)         (12,934)         (12,359)
  Prior years....................          (4,478)          (4,299)          (4,192)
                                  ---------------  ---------------  ---------------
    Total paid...................         (18,332)         (17,233)         (16,551)
                                  ---------------  ---------------  ---------------
Net balance at December 31,......          11,884           11,615           11,093
  Add: Reinsurance recoverables..           1,639            1,525            1,497
                                  ---------------  ---------------  ---------------
Balance at December 31,.......... $        13,523  $        13,140  $        12,590
                                  ===============  ===============  ===============
--------

(1) For the year ended December 31, 2020, claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the years ended December 31, 2019 and 2018, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $78.0 billion and $72.2 billion at December 31, 2020 and 2019, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $50.6 billion and $45.6 billion at December 31, 2020 and 2019, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.54% and 2.91% at December 31, 2020 and 2019, respectively.

  For the years ended December 31, 2020, 2019 and 2018, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

   Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2020             2019             2018
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        3,427   $        4,089   $        4,320
Capitalizations.................................................              51               43               34
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             (56)              25             (114)
Other expenses..................................................            (348)            (263)            (355)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (404)            (238)            (469)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................            (448)            (467)             204
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           2,626            3,427            4,089
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              26               28               28
Amortization related to other expenses..........................              (2)              (1)              (1)
Unrealized investment gains (losses)............................              (1)              (1)               1
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              23               26               28
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        2,649   $        3,453   $        4,117
                                                                 ===============  ===============  ===============

   Information regarding total DAC and VOBA by segment was as follows:

                                          December 31,
                                   ---------------------------
                                       2020          2019
                                   ------------- -------------
                                          (In millions)
                 U.S..............  $        398  $        405
                 MetLife Holdings.         2,251         3,048
                                   ------------- -------------
                   Total..........  $      2,649  $      3,453
                                   ============= =============

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

   Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2020        2019        2018
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $       62  $       93  $       93
   Capitalization.......................         --           1           1
   Amortization.........................        (21)        (20)        (15)
   Unrealized investment gains (losses).        (11)        (12)         14
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       30  $       62  $       93
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      157  $      181  $      207
   Amortization.........................        (22)        (24)        (26)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      135  $      157  $      181
                                         ==========  ==========  ==========
   Accumulated amortization............. $      322  $      300  $      276
                                         ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                   VODA and
                                                        VOBA        VOCRA
                                                    ------------ -------------
                                                          (In millions)
 2021.............................................. $          2 $          19
 2022.............................................. $          2 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13
 2025.............................................. $          2 $          12

5. Reinsurance

  The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For its Group Benefits business, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements.

  The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies.
The cessions vary from 50% to 100% of all the risks of the policies.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has engaged in reinsurance activities on an opportunistic basis. There were no new transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its U.S. segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks.
For its MetLife Holdings segment, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2020 and 2019 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.7 billion and $1.8 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2020 and 2019, respectively.

  At December 31, 2020, the Company had $2.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 72%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2019, the Company had $2.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.9 billion, or 73%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2020            2019            2018
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      20,821   $      21,804   $      26,883
Reinsurance assumed...........................................            909             811             752
Reinsurance ceded.............................................           (989)         (1,007)         (1,022)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      20,741   $      21,608   $      26,613
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,290   $       2,331   $       2,382
Reinsurance assumed...........................................            (16)            (15)              9
Reinsurance ceded.............................................           (278)           (279)           (267)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       1,996   $       2,037   $       2,124
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $       1,043   $       1,007   $       1,017
Reinsurance assumed...........................................             10              (5)            (11)
Reinsurance ceded.............................................            608             571             580
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,661   $       1,573   $       1,586
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      23,488   $      24,469   $      29,589
Reinsurance assumed...........................................            811             728             691
Reinsurance ceded.............................................         (1,225)         (1,146)         (1,183)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      23,074   $      24,051   $      29,097
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       2,218   $       2,592   $       2,446
Reinsurance assumed...........................................             42              44              46
Reinsurance ceded.............................................            (13)            (12)            (13)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,247   $       2,624   $       2,479
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,469   $       4,464   $       4,650
Reinsurance assumed...........................................             71              50              71
Reinsurance ceded.............................................            473             462             470
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,013   $       4,976   $       5,191
                                                               ==============  ==============  ==============

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2020                                  2019
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,509  $  831  $18,138   $ 21,478  $  2,767  $  700  $18,968   $ 22,435
Deferred policy acquisition costs and value
 of business acquired.......................     2,864      13     (228)     2,649     3,657      14     (218)     3,453
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  5,373  $  844  $17,910   $ 24,127  $  6,424  $  714  $18,750   $ 25,888
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $132,776  $1,159  $   (14)  $133,921  $127,058  $1,252  $    (6)  $128,304
Policyholder account balances...............    96,479     156       --     96,635    91,550     158       --     91,708
Other policy-related balances...............     7,103     322        5      7,430     7,466     257        9      7,732
Other liabilities...........................     7,027   2,406   15,991     25,424     7,211   2,318   16,553     26,082
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $243,385  $4,043  $15,982   $263,410  $233,285  $3,985  $16,556   $253,826
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$12.8 billion and $13.7 billion at December 31, 2020 and 2019, respectively.
The deposit liabilities on reinsurance were $1.8 billion and $1.7 billion at
December 31, 2020 and 2019, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, and Metropolitan Tower Life Insurance
Company, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Financial, Inc. and its subsidiaries
("Brighthouse"), a former subsidiary of MetLife, Inc. In August 2017, MetLife,
Inc. completed the separation of Brighthouse and retained 19.2% of Brighthouse
Financial, Inc. common stock outstanding. In June 2018, MetLife, Inc. sold its
Brighthouse Financial, Inc. common stock and Brighthouse was no longer considered a related party.

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                     Years Ended December 31,
                                                              -------------------------------------
                                                                  2020         2019         2018
                                                              -----------  -----------  -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $        8   $        9   $        9
Reinsurance ceded............................................        (113)        (115)        (117)
                                                              -----------  -----------  -----------
  Net premiums...............................................  $     (105)  $     (106)  $     (108)
                                                              ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $        1   $        1   $       (1)
Reinsurance ceded............................................          (7)         (17)         (18)
                                                              -----------  -----------  -----------
  Net universal life and investment-type product policy fees.  $       (6)  $      (16)  $      (19)
                                                              ===========  ===========  ===========
Other revenues
Reinsurance assumed..........................................  $      (12)  $      (19)  $       --
Reinsurance ceded............................................         572          533          541
                                                              -----------  -----------  -----------
  Net other revenues.........................................  $      560   $      514   $      541
                                                              ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $        1   $        4   $       11
Reinsurance ceded............................................        (145)        (153)        (120)
                                                              -----------  -----------  -----------
  Net policyholder benefits and claims.......................  $     (144)  $     (149)  $     (109)
                                                              ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       29   $       30   $       38
Reinsurance ceded............................................         (13)         (12)         (13)
                                                              -----------  -----------  -----------
  Net interest credited to policyholder account balances.....  $       16   $       18   $       25
                                                              ===========  ===========  ===========
Other expenses
Reinsurance assumed..........................................  $       --   $       --   $       10
Reinsurance ceded............................................         516          533          543
                                                              -----------  -----------  -----------
  Net other expenses.........................................  $      516   $      533   $      553
                                                              ===========  ===========  ===========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                            December 31,
                                                         --------------------------------------------------
                                                                   2020                      2019
                                                         ------------------------  ------------------------
                                                           Assumed       Ceded       Assumed       Ceded
                                                         ----------- ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............  $        1  $    12,453   $       --  $    12,584
Deferred policy acquisition costs and value of business
 acquired...............................................          --         (145)          --         (160)
                                                         ----------- ------------  ----------- ------------
  Total assets..........................................  $        1  $    12,308   $       --  $    12,424
                                                         =========== ============  =========== ============
Liabilities
Future policy benefits..................................  $       48  $       (14)  $       55  $        (6)
Policyholder account balances...........................         123           --          131           --
Other policy-related balances...........................           1            5            1            9
Other liabilities.......................................         864       12,816          824       12,695
                                                         ----------- ------------  ----------- ------------
  Total liabilities.....................................  $    1,036  $    12,807   $    1,011  $    12,698
                                                         =========== ============  =========== ============

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $45 million and
$21 million at December 31, 2020 and 2019, respectively. Net derivative gains
(losses) associated with these embedded derivatives were ($24) million,
($17) million and $12 million for the years ended December 31, 2020, 2019 and
2018, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $1.4 billion and $996 million at December 31,
2020 and 2019, respectively. Net derivative gains (losses) associated with the embedded derivative were ($387) million, ($535) million and $421 million for the years ended December 31, 2020, 2019 and 2018, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $606 million and $528 million of unsecured affiliated reinsurance recoverable balances at December 31, 2020 and
2019, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.0 billion and $11.2 billion at December 31, 2020 and 2019, respectively. The deposit liabilities on affiliated reinsurance were
$863 million and $821 million at December 31, 2020 and 2019, respectively.

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     ----------------------------
                                                                                          2020           2019
                                                                                     -------------  -------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits.............................................................. $      38,758  $      39,379
Other policy-related balances.......................................................           321            423
Policyholder dividends payable......................................................           337            432
Policyholder dividend obligation....................................................         2,969          2,020
Deferred income tax liability.......................................................           130             79
Other liabilities...................................................................           172             81
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        42,687         42,414
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        27,186         25,977
Mortgage loans......................................................................         6,807          7,052
Policy loans........................................................................         4,355          4,489
Real estate and real estate joint ventures..........................................           559            544
Other invested assets...............................................................           492            416
                                                                                     -------------  -------------
  Total investments.................................................................        39,399         38,478
Cash and cash equivalents...........................................................            --            448
Accrued investment income...........................................................           402            419
Premiums, reinsurance and other receivables.........................................            50             75
Current income tax recoverable......................................................            28             91
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        39,879         39,511
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         2,808          2,903
                                                                                     -------------  -------------
AOCI:
Unrealized investment gains (losses), net of income tax.............................         3,524          2,453
Unrealized gains (losses) on derivatives, net of income tax.........................            23             97
Allocated to policyholder dividend obligation, net of income tax....................        (2,346)        (1,596)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................         1,201            954
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities. $       4,009  $       3,857
                                                                                     =============  =============

   Information regarding the closed block policyholder dividend obligation was as follows:

                                                     Years Ended December 31,
                                              --------------------------------------
                                                  2020          2019         2018
                                              ------------- ------------- ----------
                                                           (In millions)
Balance at January 1,........................  $      2,020  $        428  $   2,121
Change in unrealized investment and
 derivative gains (losses)...................           949         1,592     (1,693)
                                              ------------- ------------- ----------
Balance at December 31,......................  $      2,969  $      2,020  $     428
                                              ============= ============= ==========

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2020          2019          2018
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,498  $      1,580  $      1,672
Net investment income........................        1,596         1,740         1,758
Net investment gains (losses)................          (25)           (7)          (71)
Net derivative gains (losses)................          (17)           12            22
                                              ------------  ------------  ------------
 Total revenues..............................        3,052         3,325         3,381
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,330         2,291         2,475
Policyholder dividends.......................          791           924           968
Other expenses...............................          104           111           117
                                              ------------  ------------  ------------
 Total expenses..............................        3,225         3,326         3,560
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........         (173)           (1)         (179)
Provision for income tax expense (benefit)...          (36)           (2)          (39)
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $       (137) $          1  $       (140)
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS") primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are, collectively, "Structured
  Products." In accordance with new credit loss guidance adopted January 1,
  2020, securities that incurred a credit loss after December 31, 2019 and were still held as of December 31, 2020, are presented net of ACL. In accordance with previous guidance, both the temporary loss and OTTI loss are presented for securities that were in an unrealized loss position as of December 31,
  2019.

                                     December 31, 2020                                 December 31, 2019
                      ------------------------------------------------ -------------------------------------------------
                                      Gross Unrealized                                 Gross Unrealized
                                ---------------------------- Estimated           ----------------------------  Estimated
                      Amortized                                Fair    Amortized          Temporary    OTTI      Fair
                        Cost      ACL      Gains     Losses    Value     Cost     Gains    Losses   Losses (1)   Value
                      --------- -------  ---------- -------- --------- --------- -------- --------- ---------- ---------
                                                                (In millions)
U.S. corporate....... $  50,989 $   (43) $    9,618 $    155 $  60,409 $  52,446 $  6,236  $   223   $    --   $  58,459
Foreign corporate....    28,093      (8)      4,478      284    32,279    28,421    2,397      517        --      30,301
U.S. government and
 agency..............    24,620      --       6,178       27    30,771    25,568    3,706       26        --      29,248
RMBS.................    22,552      --       1,706       32    24,226    21,476    1,324       59       (32)     22,773
ABS..................    12,456      --         169       50    12,575    10,215       47       61        --      10,201
Municipals...........     6,888      --       2,096        1     8,983     6,419    1,450       13        --       7,856
CMBS.................     6,503      --         381       55     6,829     5,523      214       17        --       5,720
Foreign government...     4,322      --         978       32     5,268     4,329      724       47        --       5,006
                      --------- -------  ---------- -------- --------- --------- --------  -------   -------   ---------
 Total fixed
   maturity
   securities AFS.... $ 156,423 $  (51)  $   25,604 $    636 $ 181,340 $ 154,397 $ 16,098  $   963   $  (32)   $ 169,564
                      ========= =======  ========== ======== ========= ========= ========  =======   =======   =========
-------------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized
    Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2020:

                                                       Due After Five
                                         Due After One     Years                                 Total Fixed
                             Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                            Year or Less  Five Years       Years          Years      Products   Securities AFS
                            ------------ ------------- -------------- ------------- ----------- --------------
                                                              (In millions)
Amortized cost, net of ACL.  $    7,763   $    22,891   $    26,776    $    57,431  $    41,511  $    156,372
Estimated fair value.......  $    7,762   $    24,207   $    30,874    $    74,867  $    43,630  $    181,340

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position by sector and aggregated by length of time that the securities have been in a continuous unrealized

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  loss position. Included in the table below are securities without an ACL as of December 31, 2020, in accordance with new credit loss guidance adopted
  January 1, 2020. Also included in the table below are all securities in an unrealized loss position as of December 31, 2019, in accordance with previous guidance.

                                                December 31, 2020                          December 31, 2019
                                    ------------------------------------------ ------------------------------------------
                                                          Equal to or Greater                        Equal to or Greater
                                     Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                    --------------------- -------------------- --------------------- --------------------
                                    Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                      Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
                                      Value      Losses     Value     Losses     Value      Losses     Value     Losses
                                    ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                    (Dollars in millions)
U.S. corporate..................... $    2,351  $   112   $     230  $    36   $    2,036  $    77   $   1,304  $   146
Foreign corporate..................      2,431      225          34       59        1,368       93       3,499      424
U.S. government and agency.........      1,686       27          --       --        1,552       26          29       --
RMBS...............................      1,119       20         128       12        1,479       15         524       12
ABS................................      2,561       18       2,233       32        2,428       13       3,778       48
Municipals.........................         51        1          --       --          508       13           1       --
CMBS...............................      1,110       41         306       14          857        5         212       12
Foreign government.................        110        6         115       27          149        6         215       41
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   11,419  $   450   $   3,046  $   180   $   10,377  $   248   $   9,562  $   683
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Investment grade................... $    9,012  $   297   $   2,841  $   158   $    9,288  $   190   $   8,233  $   530
Below investment grade.............      2,407      153         205       22        1,089       58       1,329      153
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   11,419  $   450   $   3,046  $   180   $   10,377  $   248   $   9,562  $   683
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Total number of securities in an
 unrealized loss position..........        984                  385                 1,059                  802
                                    ==========            =========            ==========            =========

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

      specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions.
      Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

     With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

     After the adoption of new credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the
   Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recorded within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible.
   Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

     In accordance with the previous guidance, methodologies to evaluate the recoverability of a security in an unrealized loss position were similar, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains (losses) from reduction of the ACL instead such increases in value were recorded as unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

     Gross unrealized losses on securities without an ACL decreased
   $301 million for the year ended December 31, 2020 to $630 million primarily due to decreases in interest rates and movement in foreign currency exchange rates, partially offset by widening credit spreads.

     Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $180 million at December 31, 2020, or 29% of the total gross unrealized losses on securities without an ACL.

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Investment Grade Fixed Maturity Securities AFS

     Of the $180 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $158 million, or 88%, were related to 337 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $180 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $22 million, or 12%, were related to 48 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily industrial and consumer), ABS and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S. corporate and foreign corporate securities based on factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers. Management evaluates ABS and CMBS based on actual and projected cash flows after considering the quality of underlying collateral, credit enhancements, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

   Current Period Evaluation

     At December 31, 2020, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2020.

     Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

   Rollforward of Allowance for Credit Loss for Fixed Maturity Securities AFS
   By Sector

     The rollforward of ACL for fixed maturity securities AFS by sector for the year ended December 31, 2020 is as follows:

                                                              U.S.      Foreign     Foreign
                                                            Corporate  Government  Corporate     RMBS        Total
                                                           ----------  ----------  ---------  ----------  ----------
                                                                                 (In millions)
Balance at January 1,.....................................  $      --   $      --   $     --   $      --   $      --
Additions:
ACL not previously recorded...............................         74           6          9           2          91
Changes for securities with previously recorded
 ACL......................................................         (2)         --         (1)         (2)         (5)
Reductions:
Securities sold or exchanged..............................        (28)         (6)        --          --         (34)
Securities intended/required to be sold prior to recovery
 of amortized cost basis..................................         (1)         --         --          --          (1)
                                                           ----------  ----------  ---------  ----------  ----------
Balance at December 31,...................................  $      43   $      --   $      8   $      --   $      51
                                                           ==========  ==========  =========  ==========  ==========

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2020                  2019
                                                 -------------------- ----------------------
                                                 Carrying    % of      Carrying     % of
Portfolio Segment                                 Value      Total      Value       Total
-----------------                                --------- ---------- ----------- ----------
                                                            (Dollars in millions)
Mortgage loans:
Commercial...................................... $  38,528      58.0% $    37,311      56.9%
Agricultural....................................    16,426       24.7      15,705       23.9
Residential.....................................    11,803       17.8      12,575       19.2
                                                 --------- ---------- ----------- ----------
  Total amortized cost..........................    66,757      100.5      65,591      100.0
Allowance for credit loss.......................     (517)      (0.8)       (289)      (0.4)
                                                 --------- ---------- ----------- ----------
Subtotal mortgage loans, net....................    66,240       99.7      65,302       99.6
Residential -- FVO..............................       165        0.3         188        0.3
                                                 --------- ---------- ----------- ----------
  Total mortgage loans held-for-investment, net.    66,405      100.0      65,490       99.9
Mortgage loans held-for-sale....................        --         --          59        0.1
                                                 --------- ---------- ----------- ----------
  Total mortgage loans, net..................... $  66,405     100.0% $    65,549     100.0%
                                                 ========= ========== =========== ==========

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. See Note 9 for further information.

    The amount of net discounts, included within total amortized cost, primarily attributable to residential mortgage loans was $924 million and
  $852 million at December 31, 2020 and 2019, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2020 and 2019 was
  $164 million and $155 million; $158 million and $176 million; and
  $101 million and $89 million, respectively.

    Purchases of mortgage loans, primarily residential, were $2.8 billion,
  $4.0 billion and $3.4 billion for the years ended December 31, 2020, 2019 and
  2018, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2020, 2019 and 2018 was $59 million, $100 million and
  $1.5 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $540 million, $951 million and $1.5 billion for the years ended December 31, 2020, 2019 and 2018, respectively.

    The Company purchases mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2020, 2019 and 2018 was
  $3.8 billion and $4.1 billion and $3.7 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $696 million,
  $403 million and $119 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Allowance for Credit Loss Rollforward by Portfolio Segment

    The changes in the ACL, by portfolio segment, were as follows:

                                                                                     For the Years Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                                       2020                                        2019
                                    ------------------------------------------  ------------------------------------------
                                    Commercial Agricultural Residential  Total  Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------  ---------- ------------ ----------- ------
                                                                                               (In millions)
Balance at January 1,                 $  186      $  49       $   54    $  289    $  190      $  44        $  57    $  291
Provision (release)................      100         18           27       145        (4)        10            7        13
Adoption of new credit loss
 guidance..........................      (87)        32          154        99        --         --           --        --
Initial credit losses on PCD
 loans (1).........................       --         --           18        18        --         --           --        --
Charge-offs, net of recoveries.....       --         (2)         (32)      (34)       --         (5)         (10)      (15)
                                      ------      -----       ------    ------    ------      -----        -----    ------
Balance at December 31,............   $  199      $  97       $  221    $  517    $  186      $  49        $  54    $  289
                                      ======      =====       ======    ======    ======      =====        =====    ======

                                    -------------------------------------------
                                                       2018
                                    ------------------------------------------
                                    Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------

Balance at January 1,                 $  173      $  40        $  58    $  271
Provision (release)................       17          4            7        28
Adoption of new credit loss
 guidance..........................       --         --           --        --
Initial credit losses on PCD
 loans (1).........................       --         --           --        --
Charge-offs, net of recoveries.....       --         --           (8)       (8)
                                      ------      -----        -----    ------
Balance at December 31,............   $  190      $  44        $  57    $  291
                                      ======      =====        =====    ======
-------------

(1) Represents the initial credit losses on purchased mortgage loans accounted for as purchased financial assets with credit deterioration ("PCD").

   Allowance for Credit Loss Methodology

     After the adoption of new credit loss guidance on January 1, 2020, the
   Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management: (i) pools mortgage loans that share similar risk characteristics, (ii) considers expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considers past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

     In accordance with the previous guidance, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required, (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans'
   original effective interest rate or observable market prices.

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company's agricultural mortgage loans.

     Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

     For commercial mortgage loans, the primary credit quality indicator is the
   DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

     Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments is recorded within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 Pandemic, during 2020 the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
   the Consolidated Appropriations Act, 2021 and the Interagency Statement on
   Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
   issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income.

   Commercial

     For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $48 million at
   December 31, 2020.

   Agricultural

     For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to
   12 months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $6 million at December 31, 2020.

   Residential

     For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $33 million at December 31, 2020.

   Troubled Debt Restructurings

     The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act, 2021 and
   the Interagency Statement on a case-by-case basis to evaluate whether a TDR

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which, if not significant, are not classified as
   TDRs, while more significant concessions are classified as TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

     For both years ended December 31, 2020 and 2019, the Company did not have commercial mortgage loans modified in a troubled debt restructuring.

     For the year ended December 31, 2020, the Company did not have a significant amount of agricultural mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company had three agricultural mortgage loans modified in a troubled debt restructuring with carrying value of $111 million for both pre-modification and post-modification.

     For the year ended December 31, 2020, the Company did not have a significant amount of residential mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company had 396 residential mortgage loans modified in a troubled debt restructuring with carrying value of $97 million and $87 million pre-modification and post-modification, respectively.

     For both years ended December 31, 2020 and 2019, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

  Credit Quality of Mortgage Loans by Portfolio Segment

    The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                                Revolving              % of
Credit Quality Indicator     2020          2019       2018       2017       2016       Prior      Loans       Total    Total
------------------------  ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   3,111     $   2,473  $   3,852  $   2,814  $   3,795  $    8,314  $   2,318  $   26,677  69.2%
   65% to 75%............      1,113         2,892      1,687      1,176        738       1,549         --       9,155   23.8
   76% to 80%............         --           130         60        388        265         236         --       1,079    2.8
   Greater than 80%......         --            --        204        421        102         890         --       1,617    4.2
                          ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
     Total...............  $   4,224     $   5,495  $   5,803  $   4,799  $   4,900  $   10,989  $   2,318  $   38,528 100.0%
                          ==========    ========== ========== ========== ========== =========== ========== =========== ======
   DSCR:
    1.20x...............  $   3,879     $   5,137  $   5,629  $   4,272  $   4,704  $   10,434  $   2,318  $   36,373  94.4%
   1.00x - 1.20x.........        213            --         18        199        196         476         --       1,102    2.9
   <1.00x................        132           358        156        328         --          79         --       1,053    2.7
                          ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
     Total...............  $   4,224     $   5,495  $   5,803  $   4,799  $   4,900  $   10,989  $   2,318  $   38,528 100.0%
                          ==========    ========== ========== ========== ========== =========== ========== =========== ======

    The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                            Revolving               % of
Credit Quality Indicator     2020       2019       2018       2017       2016      Prior      Loans       Total     Total
------------------------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   2,303  $   2,027  $   2,689  $   1,003  $   2,387  $   3,646  $   1,049  $   15,104   91.9%
   65% to 75%............        344        144         36         38        179        458         30       1,229     7.5
   76% to 80%............         --         --         --         --         --         51         --          51     0.3
   Greater than 80%......         --         --         --         --         --         42         --          42     0.3
                          ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -------
     Total...............  $   2,647  $   2,171  $   2,725  $   1,041  $   2,566  $   4,197  $   1,079  $   16,426    100%
                          ========== ========== ========== ========== ========== ========== ========== =========== =======

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                    Revolving              % of
Credit Quality Indicator    2020      2019      2018     2017     2016     Prior      Loans      Total     Total
------------------------  -------- ---------- -------- -------- -------- ---------- --------- ----------- --------
                                                           (Dollars in millions)
Performance indicators:
Performing...............  $   302  $   1,490  $   850  $   357  $   228  $   8,060   $   --   $   11,287    95.6%
Nonperforming (1)........        5         85       20        5        1        400       --          516      4.4
                          -------- ---------- -------- -------- -------- ----------  -------  ----------- --------
  Total..................  $   307  $   1,575  $   870  $   362  $   229  $   8,460   $   --   $   11,803   100.0%
                          ======== ========== ======== ======== ======== ==========  =======  =========== ========
-------------

(1)Includes residential mortgage loans in process of foreclosure of
   $102 million and $117 million at December 31, 2020 and 2019, respectively.

    LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. At December 31, 2020, the amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $531 million, or less than 1% of total commercial and agricultural mortgage loans, however after considering the reduction in carrying value from the related ACL, no loans have a ratio greater than 100%.

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2020 and 2019. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                                        Greater than 90 Days Past Due and
                                Past Due                     Still Accruing Interest                   Nonaccrual
                   ----------------------------------- ----------------------------------- -----------------------------------
Portfolio Segment  December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019
-----------------  ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  (In millions)
  Commercial......              $ --              $ --               $--               $--            $  293              $167
  Agricultural....               251               124                20                 2               261               137
  Residential.....               516               377                54                --               503               377
                   ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total.........              $767              $501               $74               $ 2            $1,057              $681
                   ================= ================= ================= ================= ================= =================

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2019 was $167 million, $105 million and
   $402 million, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $156 million and $0 at December 31, 2020 and
   December 31, 2019, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $173 million and $93 million at
   December 31, 2020 and December 31, 2019, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31,
   2020 or December 31, 2019.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on
   PCD investments are recorded in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The following table reconciles the contractual principal to the purchase price of PCD investments:

                                          Year Ended December 31, 2020
                                 ----------------------------------------------
                                                         Non-Credit
                                 Contractual   ACL at    (Discount)   Purchase
                                  Principal  Acquisition  Premium      Price
                                 ----------- ----------- ----------- ----------
                                                 (In millions)
 PCD residential mortgage loans.  $    593   $      (18) $      (13) $      562

    Prior to the adoption of new credit loss guidance for the recognition of credit losses on financial instruments, the Company applied applicable guidance for investments acquired with evidence of credit quality deterioration since origination, known as PCI investments. The Company's PCI investments had an outstanding principal balance of $3.2 billion at
  December 31, 2019, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value
  (estimated fair value of the investments plus accrued interest) of
  $2.7 billion at December 31, 2019. Accretion of accretable yield on PCI investments recognized in net investment income was $170 million and
  $266 million for the years ended December 31, 2019 and 2018, respectively.

Real Estate and Real Estate Joint Ventures

      The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                          December 31,            Years Ended December 31,
                                                    ------------------------- ---------------------------------
                                                        2020         2019        2020        2019       2018
                                                    ------------ ------------ ----------  ---------- ----------
Income Type                                              Carrying Value                    Income
-----------                                         ------------------------- ---------------------------------
                                                                           (In millions)
Leased real estate investments..................... $      1,965 $      1,586 $      188  $      165 $      210
Other real estate investments......................          418          419        127         174        177
Real estate joint ventures.........................        5,095        4,654        (59)         62         85
                                                    ------------ ------------ ----------  ---------- ----------
  Total real estate and real estate joint ventures. $      7,478 $      6,659 $      256  $      401 $      472
                                                    ============ ============ ==========  ========== ==========

   The carrying value of real estate investments acquired through foreclosure was $18 million and $34 million at December 31, 2020 and 2019, respectively.
 Depreciation expense on real estate investments was $73 million, $62 million and $65 million for the years ended December 31, 2020, 2019 and 2018, respectively. Real estate investments were net of accumulated depreciation of
 $789 million and $652 million at December 31, 2020 and 2019, respectively.

   As a result of the COVID-19 Pandemic, earnings from certain of the Company's equity method real estate joint ventures were reduced for the year ended
 December 31, 2020, principally hotel properties. Certain of these real estate joint ventures have granted some lessees COVID-19 Pandemic-related lease concessions. See "-- Leases -- Lease Concessions."

Leases

 Leased Real Estate Investments -- Operating Leases

   The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
 revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

 lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                  December 31,            Years Ended December 31,
                                            ------------------------- --------------------------------
                                                2020         2019        2020       2019       2018
                                            ------------ ------------ ---------- ---------- ----------
                                                 Carrying Value                    Income
                                            ------------------------- --------------------------------
                                                                  (In millions)
Leased real estate investments:
  Office................................... $        661 $        278 $       31 $       49 $       60
  Retail...................................          498          507         66         70         65
  Apartment................................          516          525         40          3         49
  Industrial...............................          258          243         50         42         35
  Land.....................................           23           --          1         --         --
  Other....................................            9           33         --          1          1
                                            ------------ ------------ ---------- ---------- ----------
    Total leased real estate investments... $      1,965 $      1,586 $      188 $      165 $      210
                                            ============ ============ ========== ========== ==========

    Future contractual receipts under operating leases at December 31, 2020 were $143 million in 2021, $136 million in 2022, $127 million in 2023,
  $107 million in 2024, $96 million in 2025, $287 million thereafter and, in total, $896 million.

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged lease and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated using available third-party data at inception of the lease. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data and, in certain leases, linking the amount of future rental receipts to changes in inflation rates. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                       December 31, 2020       December 31, 2019
                                    ----------------------  ----------------------
                                                  Direct                  Direct
                                     Leveraged   Financing   Leveraged   Financing
                                      Leases      Leases      Leases      Leases
                                    ----------  ----------  ----------  ----------
                                                     (In millions)
Lease receivables, net (1)......... $      597  $      210  $      666  $      232
Estimated residual values..........        573          42         592          42
                                    ----------  ----------  ----------  ----------
  Subtotal.........................      1,170         252       1,258         274
Unearned income....................       (318)        (74)       (362)        (85)
                                    ----------  ----------  ----------  ----------
  Investment in leases, before ACL.        852         178         896         189
ACL................................        (36)         (2)         --          --
                                    ----------  ----------  ----------  ----------
  Investment in leases, net of ACL. $      816  $      176  $      896  $      189
                                    ==========  ==========  ==========  ==========
-------------

(1) Future contractual receipts under direct financing leases as of
    December 31, 2020 are $21 million in 2021, $21 million in 2022, $21 million in 2023, $21 million in 2024, $21 million in 2025, $105 million thereafter and, in total, $210 million.

    Lease receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 11 years, but in certain circumstances can be over 11 years, while the payment periods for direct financing leases generally range from one to 16 years. For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly. The
  Company generally defines nonperforming lease

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  receivables as those that are 90 days or more past due. At both December 31,
  2020 and 2019, all lease receivables were performing.

    The deferred income tax liability related to leveraged leases was
  $287 million and $425 million at December 31, 2020 and 2019, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                               Years Ended December 31,
                                              -----------------------------------------------------------
                                                     2020                2019                2018
                                              ------------------- ------------------- -------------------
                                                         Direct              Direct              Direct
                                              Leveraged Financing Leveraged Financing Leveraged Financing
                                               Leases    Leases    Leases    Leases    Leases    Leases
                                              --------- --------- --------- --------- --------- ---------
                                                                     (In millions)
Lease investment income...................... $      36 $     11  $      37 $     12  $      37 $      13
Less: Income tax expense.....................         8        2          8        3          8         3
                                              --------- --------  --------- --------  --------- ---------
  Lease investment income, net of income tax. $      28 $      9  $      29 $      9  $      29 $      10
                                              ========= ========  ========= ========  ========= =========

    In accordance with new credit loss guidance adopted January 1, 2020, the
  Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management: (i) pools leases that share similar risk characteristics,
  (ii) considers expected lifetime credit loss over the contractual term of the lease, and (iii) considers past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

    Prior to the adoption of the new credit loss guidance, lease impairment losses were recorded as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected, based on current information and events, an impairment loss was recorded. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

  Lease Concessions

    In response to the adverse economic impact of the COVID-19 Pandemic, the
  Company granted concessions to certain of its operating lease lessees, primarily in the form of rent deferrals. In accordance with a Question and
  Answer document issued by the FASB in response to the COVID-19 Pandemic, the
  Company has elected not to evaluate whether such lease concessions are lease modifications, continues to accrue income on such leases and records rent receivables. The rent deferrals generally range from one to five months.
  Deferred rental payments and rental abatements for operating leases were each
  $2 million at December 31, 2020. The Company also has interests in certain unconsolidated real estate joint ventures which have granted COVID-19
  Pandemic-related lease concessions.

 Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments, tax credit and renewable energy partnerships, annuities funding structured settlement claims, and leveraged and direct financing leases. See "-- Related
 Party Investment Transactions" for information regarding affiliated investments.

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Tax Credit Partnerships

   The carrying value of tax credit partnerships was $1.1 billion and
 $1.3 billion at December 31, 2020 and 2019, respectively. Losses from tax credit partnerships included within net investment income were $225 million,
 $240 million and $257 million for the years ended December 31, 2020, 2019 and
 2018, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $6.8 billion and $5.5 billion at December 31, 2020 and 2019, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains
(losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                 Years Ended December 31,
                                         ---------------------------------------
                                             2020          2019          2018
                                         ------------  ------------  -----------
                                                      (In millions)
Fixed maturity securities AFS...........  $    24,954   $    15,177   $    3,915
Derivatives.............................        2,259         2,043        1,742
Other...................................          235           210          231
                                         ------------  ------------  -----------
 Subtotal...............................       27,448        17,430        5,888
                                         ------------  ------------  -----------
Amounts allocated from:
Future policy benefits..................       (7,603)       (1,121)          (5)
DAC, VOBA and DSI.......................       (1,511)       (1,051)        (571)
Policyholder dividend obligation........       (2,969)       (2,020)        (428)
                                         ------------  ------------  -----------
 Subtotal...............................      (12,083)       (4,192)      (1,004)
Deferred income tax benefit (expense)...       (3,190)       (2,742)        (987)
                                         ------------  ------------  -----------
Net unrealized investment gains (losses)  $    12,175   $    10,496   $    3,897
                                         ============  ============  ===========

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                  Years Ended December 31,
                                                                           --------------------------------------
                                                                               2020          2019         2018
                                                                           ------------  -----------  -----------
                                                                                        (In millions)
Balance at January 1,.....................................................  $    10,496   $    3,897   $    7,257
Cumulative effects of changes in accounting principles, net of income tax.           --           17        1,310
Unrealized investment gains (losses) during the year......................       10,018       11,520       (7,898)
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................       (6,482)      (1,116)          14
DAC, VOBA and DSI.........................................................         (460)        (480)         219
Policyholder dividend obligation..........................................         (949)      (1,592)       1,693
Deferred income tax benefit (expense).....................................         (448)      (1,750)       1,302
                                                                           ------------  -----------  -----------
Balance at December 31,...................................................  $    12,175   $   10,496   $    3,897
                                                                           ============  ===========  ===========
Change in net unrealized investment gains (losses)........................  $     1,679   $    6,599   $   (3,360)
                                                                           ============  ===========  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2020 and 2019.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending and Repurchase Agreements

  Securities, Collateral and Reinvestment Portfolio

  A summary of the outstanding securities lending and repurchase agreements is as follows:

                                                               December 31,
                       ---------------------------------------------------------------------------------------------
                                            2020                                           2019
                       ---------------------------------------------- ----------------------------------------------
                           Securities (1)                                 Securities (1)
                       ------------------                             ------------------
                                               Cash                                           Cash
                                            Collateral   Reinvestment                      Collateral   Reinvestment
                                          Received from  Portfolio at                    Received from  Portfolio at
                         Estimated Fair   Counterparties  Estimated       Estimated      Counterparties  Estimated
Agreement Type               Value           (2), (3)     Fair Value      Fair Value        (2), (3)     Fair Value
--------------         ------------------ -------------- ------------ ------------------ -------------- ------------
                                                               (In millions)
Securities lending....    $    13,289      $    13,566   $    13,739     $    12,455      $    12,791   $    12,847
Repurchase agreements.    $     3,276      $     3,210   $     3,251     $     2,333      $     2,310   $     2,320

--------

(1)Securities on loan in connection with these programs are included within fixed maturity securities AFS, and short-term investments.

(2)In connection with securities lending and repurchase agreements, in addition to cash collateral received, the Company received from counterparties non-cash security collateral of $1 million and $0 at December 31, 2020 and
   2019, respectively, which is not reflected on the consolidated financial statements.

(3)The liability for cash collateral for these programs is included within payables for collateral under securities loaned and other transactions and other liabilities.

Contractual Maturities

      A summary of the remaining contractual maturities of securities lending and repurchase agreements is as follows:

                                                                               December 31,
                                                    -------------------------------------------------------------------
                                                                  2020                              2019
                                                    --------------------------------- ---------------------------------
                                                          Remaining Maturities              Remaining Maturities
                                                    --------------------------------- ---------------------------------
                                                                     Over 1                            Over 1
                                                                     Month                             Month
                                                             1 Month  to 6                     1 Month  to 6
Security Type                                       Open (1) or Less Months   Total   Open (1) or Less Months   Total
-------------                                       -------- ------- ------- -------- -------- ------- ------- --------
                                                                               (In millions)
Cash collateral liability by loaned security type:
  Securities lending:
    U.S. government and agency..................... $ 1,705  $ 8,768 $ 3,093 $ 13,566 $ 2,260  $ 5,040 $ 5,491 $ 12,791
  Repurchase agreements:
    U.S. government and agency..................... $    --  $ 3,210 $    -- $  3,210 $    --  $ 2,310 $    -- $  2,310

--------

(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities on loan, securities pledged or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities on loan or securities pledged are put back by the counterparty.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                   December 31,
                                                              -----------------------
                                                                 2020        2019
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $       123 $        62
Invested assets pledged as collateral (1)....................      22,405      20,659
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    22,528 $    20,721
                                                              =========== ===========
--------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (see Note 11).

  See "-- Securities Lending and Repurchase Agreements" for information regarding securities supporting securities lending and repurchase agreement transactions and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $765 million and
$737 million, at redemption value, at December 31, 2020 and 2019, respectively.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $12.5 billion at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.5 billion at December 31, 2020. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for two of the three most recent annual periods: 2020 and 2019.

  The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  Aggregate total assets of these entities totaled $593.9 billion and
$527.8 billion at December 31, 2020 and 2019, respectively. Aggregate total liabilities of these entities totaled $80.5 billion and $77.6 billion at
December 31, 2020 and 2019, respectively. Aggregate net income (loss) of these entities totaled $34.4 billion, $40.9 billion and $42.7 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                                December 31,
                                                ---------------------------------------------
                                                         2020                   2019
                                                ---------------------- ----------------------
                                                  Total       Total      Total       Total
Asset Type                                        Assets   Liabilities   Assets   Liabilities
----------                                      ---------- ----------- ---------- -----------
                                                                (In millions)
Real estate joint ventures (1)................. $    1,435   $   --    $    1,378   $   --
Investment fund (primarily mortgage loans) (2).        201       --           211       --
Renewable energy partnership (3)...............         87       --            94       --
Other investments (4)..........................          4        5            10        5
                                                ---------- ----------- ---------- -----------
  Total........................................ $    1,727   $    5    $    1,693   $    5
                                                ========== =========== ========== ===========

--------

(1) The Company's investment in affiliated real estate joint ventures was
    $1.3 billion and $1.2 billion at December 31, 2020 and 2019, respectively.
    Other affiliates' investments in these affiliated real estate joint ventures were $130 million and $129 million at December 31, 2020 and 2019, respectively.

(2) The Company's investment in this affiliated investment fund was
    $164 million and $172 million, at December 31, 2020 and 2019, respectively.
    An affiliate had an investment in this affiliated investment fund of
    $37 million and $39 million at December 31, 2020 and 2019, respectively.

(3) Assets of the renewable energy partnership primarily consisted of other invested assets.

(4) Assets of other investments primarily consisted of cash and cash equivalents at December 31, 2020 and other invested assets at December 31,
    2019.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                          December 31,
                                     -------------------------------------------------------
                                                2020                        2019
                                     --------------------------- ---------------------------
                                                      Maximum                     Maximum
                                        Carrying     Exposure       Carrying     Exposure
Asset Type                              Amount       to Loss (1)    Amount       to Loss (1)
----------                           ------------- ------------- ------------- -------------
                                                          (In millions)
Fixed maturity securities AFS:
  Structured Products (2)........... $      41,803 $      41,803 $      37,119 $      37,119
  U.S. and foreign corporate........         1,905         1,905         1,098         1,098
Other limited partnership interests.         5,247         8,589         4,461         7,423
Other invested assets...............         1,436         1,517         1,554         1,677
Real estate joint ventures..........            18            21            25            28
                                     ------------- ------------- ------------- -------------
  Total............................. $      50,409 $      53,835 $      44,257 $      47,345
                                     ============= ============= ============= =============
-------------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $3 million and $6 million at December 31, 2020 and 2019, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2020, 2019 and
  2018.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gains
  (losses) from the securitizations are included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The carrying value and the estimated fair value of residential mortgage loans securitized were $308 million and $313 million, respectively, during
  2020, and $443 million and $467 million, respectively, during 2019. Gains on securitizations of $5 million and $24 million for the years ended
  December 31, 2020 and 2019, respectively, were included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitizations was $43 million and $131 million at December 31, 2020 and
  2019, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The components of net investment income were as follows:

                                                           Years Ended December 31,
                                                   -----------------------------------------
Asset Type                                             2020          2019          2018
----------                                         ------------- ------------- -------------
                                                                 (In millions)
Investment income:
Fixed maturity securities AFS.....................   $     6,535   $     7,015   $     7,268
Equity securities.................................            25            35            42
Mortgage loans....................................         2,836         3,147         2,822
Policy loans......................................           305           307           297
Real estate and real estate joint ventures........           256           401           472
Other limited partnership interests...............           633           545           519
Cash, cash equivalents and short-term investments.            77           183           121
FVO Securities (1)................................            48            74            22
Operating joint venture...........................            80            69            37
Other.............................................           154           221           261
                                                   ------------- ------------- -------------
  Subtotal........................................        10,949        11,997        11,861
Less: Investment expenses.........................           699         1,024           942
                                                   ------------- ------------- -------------
  Net investment income...........................   $    10,250   $    10,973   $    10,919
                                                   ============= ============= =============
-------------

(1) Changes in estimated fair value subsequent to purchase for investments still held as of the end of the respective periods and included in net investment income were principally from equity-linked notes included within
    FVO Securities were $46 million, $74 million and $22 million for the years ended December 31, 2020, 2019 and 2018, respectively.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    Net investment income from equity method investments, comprised of real estate joint ventures, other limited partnership interests, tax credit and renewable energy partnerships and operating joint ventures, totaled
  $427 million, $458 million and $344 million for the years ended December 31,
  2020, 2019 and 2018, respectively.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                                                Years Ended December 31,
                                                                                            ----------------------------
Asset Type                                                                                     2020      2019      2018
----------                                                                                  --------  --------  --------
                                                                                                    (In millions)
Fixed maturity securities AFS:
  Net credit loss (provision) release (1)..................................................  $  (101)  $   (39)  $   (23)
  Net gains (losses) on sales and disposals................................................       43        51       107
                                                                                            --------  --------  --------
    Total gains (losses) on fixed maturity securities AFS..................................      (58)       12        84
                                                                                            --------  --------  --------
Equity securities:
  Net gains (losses) on sales and disposals................................................       10        12        17
  Change in estimated fair value (2).......................................................      (86)       38      (101)
                                                                                            --------  --------  --------
    Total gains (losses) on equity securities..............................................      (76)       50       (84)
Mortgage loans.............................................................................     (188)      (13)      (50)
Real estate and real estate joint ventures.................................................        7       396       311
Other limited partnership interests........................................................      (12)        3         8
Other (3)..................................................................................      293       (46)     (162)
                                                                                            --------  --------  --------
  Subtotal.................................................................................      (34)      402       107
Change in estimated fair value of other limited partnership interest and real estate joint
 ventures..................................................................................       (5)      (15)       11
Non-investment portfolio gains (losses)....................................................      (34)      (41)       35
                                                                                            --------  --------  --------
  Subtotal.................................................................................      (39)      (56)       46
                                                                                            --------  --------  --------
  Total net investment gains (losses)......................................................  $   (73)  $   346   $   153
                                                                                            ========  ========  ========
--------

(1) Net credit loss provision by sector for industrial corporate, consumer corporate, foreign government securities and RMBS for the year ended
    December 31, 2019 were ($19) million, ($16) million, ($2) million and ($2)
    million, respectively. Net credit loss provision by sector for consumer corporate, industrial corporate and finance corporate securities for the year ended December 31, 2018 were ($19) million, ($2) million and
    ($2) million, respectively. See "-- Rollforward of Allowance for Credit
    Loss for Fixed Maturity Securities AFS By Sector." Due to the adoption of new credit loss guidance on January 1, 2020, prior period OTTI loss is presented as credit loss.

(2) Changes in estimated fair value subsequent to purchase for equity securities still held as of the end of the period included in net investment gains (losses) were ($80) million, $31 million and ($82) million for the years ended December 31, 2020, 2019 and 2018 respectively.

(3) Other gains (losses) included (i) $128 million reclassified from AOCI to earnings due to the sale of certain investments that were hedged in qualifying cash flow hedges and a leveraged lease gain of $87 million for the year ended December 31, 2020, (ii) tax credit partnership impairment losses of $92 million, and a renewable energy partnership disposal gain of
    $46 million for the year ended December 31, 2019, and (iii) renewable energy partnership disposal losses of $83 million and leveraged lease impairment losses of $105 million for the year ended December 31, 2018.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($19) million, ($57) million and $21 million for the years ended December 31, 2020, 2019 and 2018, respectively.

  Fixed Maturity Securities AFS -- Sales and Disposals and Credit Loss

    Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains (losses) were as shown in the table below:

                                              Years Ended December 31,
                                       -------------------------------------
                                           2020         2019         2018
                                       -----------  -----------  -----------
                                                   (In millions)
  Proceeds............................  $   20,453   $   32,175   $   53,042
                                       ===========  ===========  ===========
  Gross investment gains..............  $      419   $      392   $      604
  Gross investment losses.............        (376)        (341)        (497)
  Net credit loss (provision) release.        (101)         (39)         (23)
                                       -----------  -----------  -----------
    Net investment gains (losses).....  $      (58)  $       12   $       84
                                       ===========  ===========  ===========

  Related Party Investment Transactions

    The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

                                                                         Years Ended December 31,
                                                                     ----------------------------
                                                                     2020      2019      2018
                                                                       -----     -----    -----
                                                                       (In millions)
Estimated fair value of invested assets transferred to affiliates...  $393      $ --      $ --
Amortized cost of invested assets transferred to affiliates.........  $379      $ --      $ --
Net investment gains (losses) recognized on transfers...............  $ 14      $ --      $ --
Estimated fair value of invested assets transferred from affiliates.  $381      $ 46      $ 77

    Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                      December 31,    Years Ended December 31,
                                                                    ----------------- ------------------------
                                                                      2020     2019    2020     2019    2018
                                                                    -------- -------- -----    -----   -----
Investment Type/Balance Sheet
Category                                  Related Party              Carrying Value   Net Investment Income
-----------------------------   ----------------------------------- ----------------- ------------------------
                                                                               (In millions)
Affiliated investments (1),(2). MetLife, Inc.                       $  1,643 $  1,810 $  35    $  34   $  31
Affiliated investments (3)..... American Life Insurance Company          100      100     3        3       3
                                Metropolitan Property and Casualty
Affiliated investments (4)..... Insurance Company                        315      315     6       11      10
                                                                    -------- --------  -----    -----   -----
Other invested assets..........                                     $  2,058 $  2,225 $  44    $  48   $  44
                                                                    ======== ========  =====    =====   =====
--------

(1) Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates from July 2021 to October 2029 and bear interest, payable semi-annually, at a rate per annum ranging from 1.60% to 3.14%.

(2) In September 2020, MetLife, Inc. repaid in cash at maturity a
    (Yen)26.5 billion 0.82% affiliated senior note issued to MLIC.

(3) Represents an affiliated surplus note. In June 2020, the affiliated surplus note, which bore interest at a fixed rate of 3.17%, matured and was refinanced with a $100 million affiliated surplus note, which bears interest at a fixed rate of 1.88%, payable semiannually, and is due June
    2025.

(4) Represents an investment in affiliated preferred stock. Dividends are payable quarterly at a variable rate.

  Through March 31, 2018, the Company provided investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $19 million for the year ended December 31,
2018. Effective April 1, 2018, the Company receives investment advisory services from an affiliate. The related affiliated investment advisory charges to the Company were $280 million, $299 million and $198 million for the years ended December 31, 2020, 2019, and 2018, respectively.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and an affiliated investment fund.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the
Credit Derivatives Determinations Committee of the International Swaps and
Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred.
The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                        December 31,
                                                            --------------------------------------------------------------------
                                                                          2020                               2019
                                                            --------------------------------- ----------------------------------
                                                                        Estimated Fair Value               Estimated Fair Value
                                                                       ----------------------             ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate                      $   3,175  $  3,224   $       4   $    2,370  $  2,668   $       2
Foreign currency swaps... Foreign currency exchange rate         1,049         5          76        1,250        12          17
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                        4,224     3,229          80        3,620     2,680          19
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps...... Interest rate                          4,400        14          --        3,324       125          27
Interest rate forwards... Interest rate                          5,081       489          --        6,793        75         142
Foreign currency swaps... Foreign currency exchange rate        28,017     1,102       1,353       27,240     1,199       1,103
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                       37,498     1,605       1,353       37,357     1,399       1,272
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges.                                       41,722     4,834       1,433       40,977     4,079       1,291
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...... Interest rate                         30,512     3,041           7       38,820     2,296         133
Interest rate floors..... Interest rate                         12,701       350          --       12,701       156          --
Interest rate caps....... Interest rate                         40,104        13          --       42,622        18           5
Interest rate futures.... Interest rate                            406        --          --          745        --          --
Interest rate options.... Interest rate                         15,337       174          --       24,944       427          --
Interest rate forwards... Interest rate                            265        --           9           --        --          --
Interest rate total
 return swaps............ Interest rate                          1,048        --          59        1,048         5          49
Synthetic GICs........... Interest rate                         11,739        --          --       16,498        --          --
Foreign currency swaps... Foreign currency exchange rate         5,596       292         238        6,124       419          97
Foreign currency forwards Foreign currency exchange rate         1,236         9          18        1,001        12           8
Credit default swaps --
 purchased............... Credit                                   886         8           9          888         4          11
Credit default swaps --
 written................. Credit                                 6,961       126          --        8,711       200           1
Equity futures........... Equity market                          2,591        --          16        2,039        --           5
Equity index options..... Equity market                         19,601       459         189       23,104       447         417
Equity variance swaps.... Equity market                            425        11           9          637        17          17
Equity total return swaps Equity market                          2,542         1         274          716        --          68
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total non-designated or nonqualifying derivatives........     151,950     4,484         828      180,598     4,001         811
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total....................................................   $ 193,672  $  9,318   $   2,261   $  221,575  $  8,080   $   2,102
                                                            ========== =========  ==========  =========== =========  ==========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                       Year Ended December 31, 2020
                                                   --------------------------------------------------------------------
                                                                                                  Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims     Balances       OCI
                                                   ---------- ---------- ---------- ------------ ------------  ---------
                                                                         (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $    (10)  $     --  $      --    $    360         $--          N/A
Hedged items......................................        12         --         --        (399)         --          N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (45)        --         --          --          --          N/A
Hedged items......................................        43         --         --          --          --          N/A
                                                   ---------- ---------- ---------- ------------ ------------  ---------
  Subtotal........................................        --         --         --         (39)         --          N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A       $1,268
Amount of gains (losses) reclassified from AOCI
 into income......................................        36        121         --          --          --        (157)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A        (124)
Amount of gains (losses) reclassified from AOCI
 into income......................................         3        768         --          --          --        (771)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (680)        --          --          --           --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A           --
Amount of gains (losses) reclassified from AOCI
 into income......................................        --         --         --          --          --           --
                                                    --------   --------  ---------    --------     --------    ---------
  Subtotal........................................        39        209         --          --          --          216
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (6)        --      1,999          --          --          N/A
Foreign currency exchange rate derivatives (1)....        --         --       (371)         --          --          N/A
Credit derivatives -- purchased (1)...............        --         --         (6)         --          --          N/A
Credit derivatives -- written (1).................        --         --        (78)         --          --          N/A
Equity derivatives (1)............................        (2)        --       (973)       (238)         --          N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         91          --          --          N/A
                                                    --------   --------  ---------    --------     --------    ---------
  Subtotal........................................        (8)        --        662        (238)         --          N/A
Earned income on derivatives......................       239         --        633         186       (152)           --
Embedded derivatives (2)..........................       N/A        N/A       (557)         --         N/A          N/A
                                                   ---------- ---------- ---------- ------------ ------------  ---------
  Total...........................................  $    270   $    209  $     738    $    (91)     $(152)     $    216
                                                   ========== ========== ========== ============ ============  =========

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2019
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     (2)  $     --   $     --    $    339     $      1        N/A
Hedged items......................................         4         --         --        (369)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (54)        --         --          --           --        N/A
Hedged items......................................        54         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................         2         --         --         (30)           1        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $    605
Amount of gains (losses) reclassified from AOCI
 into income......................................        23          4         --          --           --        (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A        (67)
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)       212         --          --           --       (209)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (211)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --         --          --           --         (1)
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        21          5         --          --           --        301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (3)        --        720          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        (49)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --        (25)         --           --        N/A
Credit derivatives -- written (1).................        --         --        172          --           --        N/A
Equity derivatives (1)............................        --         --       (944)       (150)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         (4)         --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (3)        --       (130)       (150)          --        N/A
Earned income on derivatives......................       270         --        272         135         (147)        --
Embedded derivatives (2)..........................       N/A        N/A       (430)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    290   $      5   $   (288)   $    (45)    $   (146)  $    301
                                                    ========   ========   ========    ========     ========   ========

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2018
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     --   $     --   $   (220)   $    --      $     --        N/A
Hedged items......................................        --         --        226         --            --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).        --         --         75         --            --        N/A
Hedged items......................................        --         --        (78)        --            --        N/A
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................        --         --          3         --            --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A   $   (262)
Amount of gains (losses) reclassified from AOCI
 into income......................................        20         --         22         --            --        (42)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A        180
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)        --       (469)        --            --        472
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --        475         --            --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --          1         --            --         (2)
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................        18         --         29         --            --        346
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................         4         --       (340)        --            --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        429         --            --        N/A
Credit derivatives -- purchased (1)...............        --         --          9         --            --        N/A
Credit derivatives -- written (1).................        --         --        (90)        --            --        N/A
Equity derivatives (1)............................         1         --        166         45            --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --       (155)        --            --        N/A
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................         5         --         19         45            --        N/A
Earned income on derivatives......................       371         --        339          8          (113)        --
Embedded derivatives (2)..........................       N/A        N/A        376         --           N/A        N/A
                                                    --------   --------   --------    -------      --------   --------
  Total...........................................  $    394   $     --   $    766    $    53      $   (113)  $    346
                                                    ========   ========   ========    =======      ========   ========
--------
(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $7 million, ($16) million and
   $51 million for the years ended December 31, 2020, 2019 and 2018, respectively.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                             Cumulative Amount
                                                           of Fair Value Hedging
                                                                Adjustments
                                Carrying Amount of the   Included in the Carrying
                                        Hedged               Amount of Hedged
Balance Sheet Line Item          Assets/(Liabilities)    Assets/(Liabilities) (1)
------------------------------ ------------------------  ------------------------
                               December 31, December 31, December 31, December 31,
                                   2020         2019         2020         2019
                               ------------ ------------ ------------ ------------
                                                  (In millions)
Fixed maturity securities AFS.   $    461    $      404    $     (1)    $    (1)
Mortgage loans................   $    925    $    1,127    $     20     $     2
Future policy benefits........   $ (5,512)   $   (4,475)   $ (1,307)    $  (908)
-------------
(1)Includes ($1) million of hedging adjustments on discontinued hedging relationships at both December 31, 2020 and 2019.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $45 million, $51 million, and
$0 for the years ended December 31, 2020, 2019 and 2018, respectively.

  At both the years ended December 31, 2020 and 2019, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years.

  At December 31, 2020 and 2019, the balance in AOCI associated with cash flow hedges was $2.3 billion and $2.0 billion, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2020, the Company expected to reclassify $11 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $7.0 billion and $8.7 billion at December 31,

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

2020 and 2019, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31,
2020 and 2019, the Company would have received $126 million and $199 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2020                                   2019
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $     --   $         54         0.6     $     1   $         94         1.7
Credit default swaps referencing indices.        27          1,779         2.5          34          2,099         2.3
                                          ---------  -------------                --------  -------------
  Subtotal...............................        27          1,833         2.4          35          2,193         2.2
                                          ---------  -------------                --------  -------------
Baa
Single name credit default swaps (3).....         2            174         2.1           2            124         1.6
Credit default swaps referencing indices.        97          4,954         5.3         141          6,165         5.0
                                          ---------  -------------                --------  -------------
  Subtotal...............................        99          5,128         5.2         143          6,289         5.0
                                          ---------  -------------                --------  -------------
B
Single name credit default swaps (3).....        --             --          --          --             10         0.5
Credit default swaps referencing indices.        --             --          --          21            219         5.0
                                          ---------  -------------                --------  -------------
  Subtotal...............................        --             --          --          21            229         4.8
                                          ---------  -------------                --------  -------------
  Total..................................  $    126   $      6,961         4.5     $   199   $      8,711         4.3
                                          =========  =============                ========  =============
-------------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                  December 31,
                                                                               --------------------------------------------------
                                                                                         2020                      2019
                                                                               ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement      Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------   -----------  -----------  -----------  -----------
                                                                                                 (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1).............................................................  $    9,244   $    2,192   $    7,974   $    2,035
OTC-cleared (1)...............................................................         139            6          191           53
Exchange-traded...............................................................          --           16           --            5
                                                                               -----------  -----------  -----------  -----------
 Total gross estimated fair value of derivatives presented on the
   consolidated balance sheets (1)............................................       9,383        2,214        8,165        2,093
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral.................................................................      (1,996)      (1,996)      (1,915)     (1,915)
OTC-cleared...................................................................          (5)          (5)         (25)        (25)
Cash collateral: (3), (4)
OTC-bilateral.................................................................      (6,073)          --       (4,808)          --
OTC-cleared...................................................................         (98)          --         (165)          --
Securities collateral: (5)
OTC-bilateral.................................................................      (1,115)        (188)      (1,246)       (114)
OTC-cleared...................................................................          --           (1)          --         (28)
Exchange-traded...............................................................          --          (16)          --          (5)
                                                                               -----------  -----------  -----------  -----------
 Net amount after application of master netting agreements and collateral.....  $       96   $        8   $        6   $        6
                                                                               ===========  ===========  ===========  ===========
--------
(1)At December 31, 2020 and 2019, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $65 million and $85 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($47) million and ($9) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2020 and 2019, the Company received excess cash collateral of $175 million and $290 million, respectively, and provided no excess cash collateral for either period.

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2020, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2020 and 2019, the Company received excess securities collateral with an estimated fair value of $150 million and $97 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2020 and 2019, the Company provided excess securities collateral with an estimated fair value of
   $185 million and $48 million, respectively, for its OTC-bilateral derivatives, $1.4 billion and $462 million, respectively, for its
   OTC-cleared derivatives, and $188 million and $90 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                                  December 31,
                                                        -----------------------------------------------------------------
                                                                      2020                             2019
                                                        -------------------------------- --------------------------------
                                                        Derivatives Derivatives          Derivatives Derivatives
                                                        Subject to  Not Subject          Subject to  Not Subject
                                                         Financial  to Financial          Financial  to Financial
                                                         Strength-   Strength-            Strength-   Strength-
                                                        Contingent   Contingent          Contingent   Contingent
                                                        Provisions   Provisions   Total  Provisions   Provisions   Total
                                                        ----------- ------------ ------- ----------- ------------ -------
                                                                                  (In millions)
Estimated fair value of derivatives in a net liability
 position (1)..........................................  $    196      $   --    $   196  $    120      $   --    $   120
Estimated fair value of collateral provided:
Fixed maturity securities AFS..........................  $    239      $   --    $   239  $    135      $   --    $   135
-------------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                    December 31,
                                                                               ----------------------
                                                   Balance Sheet Location         2020       2019
                                                ------------------------------ ---------- -----------
                                                                                   (In millions)
Embedded derivatives within liability host
 contracts:
Direct guaranteed minimum benefits............. Policyholder account balances.  $     488   $     175
Assumed guaranteed minimum benefits............ Policyholder account balances.          5           3
Funds withheld on ceded reinsurance (including
 affiliated)................................... Other liabilities.............      1,428       1,017
Fixed annuities with equity indexed returns.... Policyholder account balances.        139         130
Other guarantees............................... Policyholder account balances.          1          --
                                                                               ---------- -----------
  Embedded derivatives within liability host contracts......................    $   2,061   $   1,325
                                                                               ========== ===========

9. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                                    December 31, 2020
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,717  $         6,692  $         60,409
Foreign corporate........................................               --            24,098            8,181            32,279
U.S. government and agency...............................           12,697            18,074               --            30,771
RMBS.....................................................               --            21,186            3,040            24,226
ABS......................................................               --            11,351            1,224            12,575
Municipals...............................................               --             8,983               --             8,983
CMBS.....................................................               --             6,628              201             6,829
Foreign government.......................................               --             5,263                5             5,268
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           12,697           149,300           19,343           181,340
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            2,216               406                1             2,623
Residential mortgage loans -- FVO........................               --                --              165               165
Other investments........................................              431               270              565             1,266
Derivative assets: (1)
Interest rate............................................               --             6,816              489             7,305
Foreign currency exchange rate...........................               --             1,408               --             1,408
Credit...................................................               --               109               25               134
Equity market............................................               --               454               17               471
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             8,787              531             9,318
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,296            99,405              945           128,646
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        43,640  $        258,168  $        21,550  $        323,358
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................               --                11               68                79
Foreign currency exchange rate...........................               --             1,683                2             1,685
Credit...................................................               --                 9               --                 9
Equity market............................................               16               463                9               488
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               16             2,166               79             2,261
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            2,061             2,061
Separate account liabilities (2).........................               12                 8                6                26
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $            28  $          2,174  $         2,146  $          4,348
                                                          ================ ================= ================ =================

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                                    December 31, 2019
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,975  $         4,484  $         58,459
Foreign corporate........................................               --            25,403            4,898            30,301
U.S. government and agency...............................           11,484            17,764               --            29,248
RMBS.....................................................                3            20,158            2,612            22,773
ABS......................................................               --             9,459              742            10,201
Municipals...............................................               --             7,849                7             7,856
CMBS.....................................................               --             5,679               41             5,720
Foreign government.......................................               --             4,996               10             5,006
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           11,487           145,283           12,794           169,564
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            1,077               789               17             1,883
Residential mortgage loans -- FVO........................               --                --              188               188
Other investments........................................              396                56              799             1,251
Derivative assets: (1)
Interest rate............................................               --             5,690               80             5,770
Foreign currency exchange rate...........................               --             1,642               --             1,642
Credit...................................................               --               172               32               204
Equity market............................................               --               439               25               464
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             7,943              137             8,080
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           22,753            94,192              922           117,867
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        35,713  $        248,263  $        14,857  $        298,833
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $            167  $           191  $            358
Foreign currency exchange rate...........................               --             1,225               --             1,225
Credit...................................................               --                11                1                12
Equity market............................................                5               485               17               507
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................                5             1,888              209             2,102
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            1,325             1,325
Separate account liabilities (2).........................                1                14                7                22
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             6  $          1,902  $         1,541  $          3,449
                                                          ================ ================= ================ =================
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2020 and 2019, the estimated fair value of such investments was $70 million and $90 million, respectively.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

     When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein for securities.

     The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------
                           Level 2                                Level 3
Instrument            Observable Inputs                     Unobservable Inputs
-----------------------------------------------------------------------------------------
 Fixed maturity securities AFS
-----------------------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market and income approaches.          market approach.
            Key Inputs:                            Key Inputs:
            . quoted prices in markets that are    .illiquidity premium
              not active
            . benchmark yields; spreads off        .delta spread adjustments to reflect
              benchmark yields; new issuances;      specific credit-related issues
              issuer ratings
            . trades of identical or comparable    .credit spreads
              securities; duration
            . privately-placed securities are
              valued using the additional key      . quoted prices in markets that are
              inputs:                                not active for identical or similar
            . market yield curve; call provisions    securities that are less liquid and
             . observable prices and spreads for     based on lower levels of trading
               similar public or private             activity than securities classified
               securities that incorporate the       in Level 2
               credit quality and industry sector  .independent non-binding broker
               of the issuer                        quotations
            . delta spread adjustments to reflect
              specific credit-related issues
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market approach.                       market approach.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .independent non-binding broker
             not active                             quotations
            .benchmark U.S. Treasury yield or      . quoted prices in markets that are
             other yields                            not active for identical or similar
                                                     securities that are less liquid and
            .the spread off the U.S. Treasury        based on lower levels of trading
             yield curve for the identical           activity than securities classified
             security                                in Level 2
            .issuer ratings and issuer spreads;    .credit spreads
             broker-dealer quotations
            .comparable securities that are
             actively traded
-----------------------------------------------------------------------------------------
  Structured Products
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market and income approaches.          market and income approaches.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .credit spreads
             not active
            .spreads for actively traded           . quoted prices in markets that are
             securities; spreads off benchmark       not active for identical or similar
             yields                                  securities that are less liquid and
                                                     based on lower levels of trading
            .expected prepayment speeds and          activity than securities classified
             volumes                                 in Level 2
            .current and forecasted loss           .independent non-binding broker
             severity; ratings; geographic region   quotations
            .weighted average coupon and weighted  .credit ratings
             average maturity
            .average delinquency rates;
             debt-service coverage ratios
            .credit ratings
            .issuance-specific information,
             including, but not limited to:
             .collateral type; structure of the
              security; vintage of the loans
             .payment terms of the underlying
              assets
             .payment priority within the
              tranche; deal performance
-----------------------------------------------------------------------------------------
Short-term investments and Other investments
-----------------------------------------------------------------------------------------
            . Certain short-term investments and   . Certain short-term investments and
               other investments are of a similar     other investments are of a similar
               nature and class to the fixed          nature and class to the fixed
               maturity securities AFS described      maturity securities AFS described
               above; while certain other             above, while certain other
               investments are similar to equity      investments are similar to equity
               securities. The valuation              securities. The valuation
               approaches and observable inputs       approaches and unobservable inputs
               used in their valuation are also       used in their valuation are also
               similar to those described above.      similar to those described above.
               Other investments contain equity       Other investments contain equity
               securities valued using quoted         securities that use key
               prices in markets that are not         unobservable inputs such as credit
               considered active.                     ratings; issuance structures, in
                                                      addition to those described above
                                                      for fixed maturities AFS.
-----------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
-----------------------------------------------------------------------------------------
            .N/A                                     Valuation Approaches: Principally
                                                     the market approach.
                                                     Valuation Techniques and Key
                                                     Inputs: These investments are based
                                                     primarily on matrix pricing or
                                                     other similar techniques that
                                                     utilize inputs from mortgage
                                                     servicers that are unobservable or
                                                     cannot be derived principally from,
                                                     or corroborated by, observable
                                                     market data.
-----------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
-----------------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------
            Key Input:                             .N/A
            .quoted prices or reported NAV
             provided by the fund managers
-----------------------------------------------------------------------------------------
  Other limited partnership interests
-----------------------------------------------------------------------------------------
            .N/A                                     Valued giving consideration to the
                                                     underlying holdings of the
                                                     partnerships and adjusting, if
                                                     appropriate.
                                                   Key Inputs:
                                                   .liquidity; bid/ask spreads;
                                                    performance record of the fund
                                                    manager
                                                   .other relevant variables that may
                                                    impact the exit value of the
                                                    particular partnership interest
-           -----------------------------------------------------------------------------

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Other
   Investments" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                            Foreign Currency
              Instrument                         Interest Rate                Exchange Rate                Credit
-----------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3     swap yield curves               swap yield curves        swap yield curves
 by instrument type                      basis curves                    basis curves             credit curves
                                         interest rate volatility (1)    currency spot rates      recovery rates
                                                                         cross currency basis
                                                                          curves
------------------------------------------                               -                        -
Level 3                                  swap yield curves (2)           swap yield curves (2)    swap yield curves (2)
                                         basis curves (2)                basis curves (2)         credit curves (2)
                                         repurchase rates                cross currency basis     credit spreads
                                                                          curves (2)              repurchase rates
                                                                         currency correlation     independent non-binding
                                                                                                    broker quotations
-                                        -                               -                        -
----------------------------------------------------------------------

              Instrument                        Equity Market
----------------------------------------------------------------------
Inputs common to Level 2 and Level 3     swap yield curves
 by instrument type                      spot equity index levels
                                         dividend yield curves
                                         equity volatility (1)

-----------------------------------------
Level 3                                  dividend yield curves (2)
                                         equity volatility (1), (2)
                                         correlation between
                                           model inputs (1)

-

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company calculates the fair value of these embedded derivatives, which is estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates;
  changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department.
  The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

   Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Approaches and Key Inputs:

      Direct and assumed guaranteed minimum benefits

         These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

      Embedded derivatives within funds withheld related to certain ceded reinsurance

         These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                          December 31, 2020
                                                                                     --------------------------
                                                                Significant                             Weighted
                                  Valuation Techniques      Unobservable Inputs           Range        Average (1)
                               --------------------------- -----------------------   --------------    -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)          --   -    186       118
                               Market pricing              Quoted prices (4)           --   -    116        99
                               ------------------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)           --   -    159        98
                               ------------------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)           1    -    107       100
                               ------------------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)              92   -    184       149
                                                           Repurchase rates (8)       (12)  -     1        (6)

                               ------------------------------------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             (31)  -    (13)      (20)
                               ------------------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)          96   -     99        98
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            21%   -    28%       28%
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)           10%   -    30%       10%
                               ------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40           0.01%  -   0.12%     0.06%
                                                               Ages 41 - 60          0.05%  -   0.65%     0.30%
                                                               Ages 61 - 115         0.31%  -    100%     1.90%
                                                           Lapse rates:
                                                               Durations 1 - 10      0.25%  -    100%     6.86%
                                                               Durations 11 - 20     4.70%  -    100%     5.18%
                                                               Durations 21 - 116      2%   -    100%     5.18%
                                                           Utilization rates           0%   -    22%      0.17%
                                                           Withdrawal rates          0.25%  -    10%      3.98%
                                                           Long-term equity          16.66% -   22.21%    18.70%
                                                               volatilities
                                                           Nonperformance risk       0.04%  -   0.39%     0.40%
                                                               spread
                                                                                          December 31, 2019
                                                                                     ---------------------------
                                                                Significant                             Weighted
                                  Valuation Techniques      Unobservable Inputs           Range        Average (1)
                               --------------------------- -----------------------   --------------    -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)          5    -    145       110
                               Market pricing              Quoted prices (4)           25   -    131       101
                               ------------------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)           --   -    119       95
                               ------------------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)           8    -    101       98
                               ------------------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)             190   -    251
                                                           Repurchase rates (8)       (6)   -     6

                               ------------------------------------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             (22)  -    (5)
                               ------------------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)          96   -    100
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            14%   -    23%
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)           10%   -    30%
                               ------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40           0.01%  -   0.18%
                                                               Ages 41 - 60          0.04%  -   0.57%
                                                               Ages 61 - 115         0.26%  -    100%
                                                           Lapse rates:
                                                               Durations 1 - 10      0.25%  -    100%
                                                               Durations 11 - 20       3%   -    100%
                                                               Durations 21 - 116      2%   -    100%
                                                           Utilization rates           0%   -    22%
                                                           Withdrawal rates          0.25%  -    10%
                                                           Long-term equity          16.24% -   21.65%
                                                               volatilities
                                                           Nonperformance risk       0.03%  -   0.43%
                                                               spread
                                                                                        Impact of
                                                                                     Increase in Input
                                                                Significant            on Estimated
                                  Valuation Techniques      Unobservable Inputs       Fair Value (2)
                               --------------------------- -----------------------   -----------------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)           Increase
                               Market pricing              Quoted prices (4)            Increase
                               ------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)          Increase (5)
                               ------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)          Increase (5)
                               ------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)             Increase (7)
                                                           Repurchase rates (8)       Decrease (7)
                                                                                     ------------------
                               ------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             Increase (7)
                               ------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)         Decrease (7)
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            Increase (7)
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)
                               ------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40            Decrease (13)
                                                               Ages 41 - 60           Decrease (13)
                                                               Ages 61 - 115          Decrease (13)
                                                           Lapse rates:
                                                               Durations 1 - 10       Decrease (14)
                                                               Durations 11 - 20      Decrease (14)
                                                               Durations 21 - 116     Decrease (14)
                                                           Utilization rates          Increase (15)
                                                           Withdrawal rates             (16)
                                                           Long-term equity           Increase (17)
                                                               volatilities
                                                           Nonperformance risk        Decrease (18)
                                                               spread

--------

(1) The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for embedded derivatives is determined based on a combination of account values and experience data.

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2020 and 2019, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase
    (decrease) in the estimated fair value of the guarantees. For GMABs and
    GMIBs, any increase (decrease) in withdrawal rates results in a decrease
    (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  Generally, all other classes of assets and liabilities classified within
Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
(Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

  The following tables summarize the change of all assets (liabilities)
measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (6)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2019................ $       7,101    $      3,541    $      --    $     10      $     25
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (41)             43           --          --            --
Total realized/unrealized gains
 (losses) included in AOCI..............           564              30           --          --            --
Purchases (3)...........................         2,335             703            7           1            17
Sales (3)...............................          (699)           (538)          --          (2)          (25)
Issuances (3)...........................            --              --           --          --            --
Settlements (3).........................            --              --           --          --            --
Transfers into Level 3 (4)..............           504              --           --           1            --
Transfers out of Level 3 (4)............          (382)           (384)          --          --            --
                                         -------------    ------------    ---------    --------      --------
Balance, December 31, 2019..............         9,382           3,395            7          10            17
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (91)             46           --          --            --
Total realized/unrealized gains
 (losses) included in AOCI..............           979              22           --          --            --
Purchases (3)...........................         3,018           1,670           --          --             1
Sales (3)...............................          (960)           (740)          --          (2)           (2)
Issuances (3)...........................            --              --           --          --            --
Settlements (3).........................            --              --           --          --            --
Transfers into Level 3 (4)..............         2,968             108           --          --            --
Transfers out of Level 3 (4)............          (423)            (36)          (7)         (3)          (15)
                                         -------------    ------------    ---------    --------      --------
Balance, December 31, 2020.............. $      14,873    $      4,465    $      --    $      5      $      1
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2018: (5).............................. $          (5)   $         68    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (5).............................. $         (34)   $         42    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at
 December 31, 2020 (5).................. $         (53)   $         52    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2020: (5)... $         963    $         22    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Gains (Losses) Data for the year ended
 December 31, 2018......................
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)............................... $           2    $         79    $      --    $      1      $     --
Total realized/unrealized gains
 (losses) included in AOCI.............. $        (463)   $        (31)   $      --    $     (1)     $     --

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        ----------------------------------------------------------------------
                                                        Residential                     Net        Net Embedded
                                                         Mortgage        Other      Derivatives    Derivatives      Separate
                                                        Loans - FVO   Investments       (7)            (8)        Accounts (9)
                                                        -----------   -----------   -----------   -------------   ------------
                                                                                 (In millions)
Balance, January 1, 2019............................... $      299    $      571    $     (192)   $        (704)   $      937
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          7            94           (36)            (429)            7
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           161               --            --
Purchases (3)..........................................         --           232             4               --           126
Sales (3)..............................................        (87)          (98)           --               --          (151)
Issuances (3)..........................................         --            --            (1)              --            (3)
Settlements (3)........................................        (31)           --            (8)            (192)            2
Transfers into Level 3 (4).............................         --            --            --               --            --
Transfers out of Level 3 (4)...........................         --            --            --               --            (3)
                                                        ----------    ----------    ----------    -------------    ----------
Balance, December 31, 2019.............................        188           799           (72)          (1,325)          915
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          9            73           176             (557)           --
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           772               --            --
Purchases (3)..........................................         --            33             4               --           184
Sales (3)..............................................        (13)         (147)           --               --          (153)
Issuances (3)..........................................         --            --            (2)              --            (4)
Settlements (3)........................................        (19)           --          (426)            (179)            1
Transfers into Level 3 (4).............................         --            --            --               --             1
Transfers out of Level 3 (4)...........................         --          (193)           --               --            (5)
                                                        ----------    ----------    ----------    -------------    ----------
Balance, December 31, 2020............................. $      165    $      565    $      452    $      (2,061)   $      939
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2018: (5)................................ $      (15)   $        1    $       18    $         387    $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2019: (5)................................ $      (14)   $       86    $      (44)   $        (422)   $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2020: (5)................................ $        3    $       67    $      (76)   $        (565)   $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2020:
 (5)................................................... $       --    $       --    $      579    $          --    $       --
                                                        ==========    ==========    ==========    =============    ==========
Gains (Losses) Data for the year ended December 31,
 2018..................................................
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................ $        7    $       (8)   $      (69)   $         376    $        7
Total realized/unrealized gains (losses) included in
 AOCI.................................................. $       --    $       --    $     (110)   $          --    $       --

--------

(1) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5) Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
    (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6) Comprised of U.S. and foreign corporate securities.

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                              December 31,
                                                                                         ----------------------
                                                                                            2020        2019
                                                                                         ----------  ----------
                                                                                              (In millions)
Unpaid principal balance................................................................ $      172  $      209
Difference between estimated fair value and unpaid principal balance....................         (7)        (21)
                                                                                         ----------  ----------
Carrying value at estimated fair value.................................................. $      165  $      188
                                                                                         ==========  ==========
Loans in nonaccrual status.............................................................. $       45  $       47
Loans more than 90 days past due........................................................ $       27  $       18
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................ $      (13) $      (19)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                      At December 31,            Years Ended December 31,
                              -------------------------------- ----------------------------
                                 2020            2019             2020      2019     2018
                              ----------       ---------       ---------- -------- --------
                              Carrying Value After Measurement        Gains (Losses)
                              -------------------------------- ----------------------------
                                              (In millions)
     Mortgage loans, net (1). $    320         $    52         $    (110) $    (2) $    (2)
--------

(1)Estimated fair values for impaired mortgage loans are based on estimated fair value of the underlying collateral.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring Fair Value
Measurements" section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                            December 31, 2020
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  66,240 $    -- $      -- $  70,391 $  70,391
Policy loans................................ $   5,973 $    -- $      -- $   7,148 $   7,148
Other invested assets....................... $   2,849 $    -- $   2,586 $     167 $   2,753
Premiums, reinsurance and other receivables. $  13,173 $    -- $     363 $  13,274 $  13,637
Liabilities
Policyholder account balances............... $  78,059 $    -- $      -- $  82,982 $  82,982
Long-term debt.............................. $   1,615 $    -- $   2,018 $      -- $   2,018
Other liabilities........................... $  12,595 $    -- $     134 $  12,778 $  12,912
Separate account liabilities................ $  59,103 $    -- $  59,103 $      -- $  59,103

                                                            December 31, 2019
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                                                                   Estimated
                                             Carrying                                 Fair
                                              Value    Level 1  Level 2   Level 3    Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  65,361 $    -- $      -- $  67,680 $  67,680
Policy loans................................ $   6,100 $    -- $     263 $   6,935 $   7,198
Other invested assets....................... $   2,964 $    -- $   2,708 $     158 $   2,866
Premiums, reinsurance and other receivables. $  14,042 $    -- $     367 $  14,488 $  14,855
Liabilities
Policyholder account balances............... $  73,693 $    -- $      -- $  75,885 $  75,885
Long-term debt.............................. $   1,543 $    -- $   1,888 $      -- $   1,888
Other liabilities........................... $  12,789 $    -- $     113 $  12,819 $  12,932
Separate account liabilities................ $  52,830 $    -- $  52,830 $      -- $  52,830

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 10 years. The remaining lease terms for the subleases are less than one year to eight years.

ROU Assets and Lease Liabilities

   ROU assets and lease liabilities for operating leases were:

                                     December 31, December 31,
                                         2020         2019
                                     ------------ ------------
                                           (In millions)
                  ROU assets........    $  718       $  819
                  Lease liabilities.    $  795       $  895

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

Lease Costs

   The components of operating lease costs were as follows:

                                           For the Year Ended
                                            December 31,
                                           -----------------
                                            2020      2019
                                            ------   ------
                                            (In millions)
                     Operating lease cost. $  117    $  109
                     Variable lease cost..     15        20
                     Sublease income......    (89)      (80)
                                            ------   ------
                      Net lease cost...... $   43    $   49
                                            ======   ======

  Operating lease expense was $116 million for the year ended December 31,
2018. Non-cancelable sublease income was $66 million for the year ended
December 31, 2018.

Other Information

   Supplemental other information related to operating leases was as follows:

                                                                                       December 31, December 31,
                                                                                           2020         2019
                                                                                       ------------ ------------
                                                                                         (Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash
  flows...............................................................................   $    125     $    110
ROU assets obtained in exchange for new lease liabilities.............................   $     --     $    152
Weighted-average remaining lease term.................................................    8 years      9 years
Weighted-average discount rate........................................................        4.0%         3.9%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                                 December 31, 2020
                                                 -----------------
                                                   (In millions)
              2021..............................      $  129
              2022..............................         127
              2023..............................         115
              2024..............................         104
              2025..............................         105
              Thereafter........................         352
                                                      ------
               Total undiscounted cash flows....         932
              Less: interest....................         137
                                                      ------
               Present value of lease liability.      $  795
                                                      ======

  See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2020                             2019
                    ----------------------                 -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus
 notes--affiliated. 7.38% -   7.38%  7.38%      2037       $    700    $   (8)     $    692 $    700    $   (9)     $    691
Surplus notes...... 7.80% -   7.88%  7.83%   2024 -   2025      400        (2)          398      400        (2)          398
Other notes........ 0.14% -   3.75%  2.89%   2021 -   2058      527        (3)          524      457        (3)          454
                                                           --------    -------     -------- --------    -------     --------
 Total long-term
  debt.............                                           1,627       (13)        1,614    1,557       (14)        1,543
                                                           --------    -------     -------- --------    -------     --------
Total short-term
 debt..............                                             120         --          120      128         --          128
                                                           --------    -------     -------- --------    -------     --------
  Total............                                        $  1,747    $  (13)     $  1,734 $  1,685    $  (14)     $  1,671
                                                           ========    =======     ======== ========    =======     ========
--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2020.

  The aggregate maturities of long-term debt at December 31, 2020 for the next five years and thereafter are $50 million in 2021, $0 in 2022, $0 in 2023,
$496 million in 2024, $249 million in 2025 and $819 million thereafter.

  Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Other Notes

  At December 31, 2020, MetLife Private Equity Holdings, LLC ("MPEH"), a
wholly-owned indirect investment subsidiary of Metropolitan Life Insurance
Company, was party to a credit agreement providing for $350 million of term loans and $75 million of a revolving loan (the "Credit Agreement"), which matures in November 2024. In December 2018, MPEH repaid $50 million of an initial borrowing of a $350 million term loan under the Credit Agreement. In
March 2020, MPEH borrowed $75 million on a revolving loan under the Credit
Agreement and repaid this loan in July 2020. Simultaneously, in July 2020, MPEH borrowed $50 million on the term loan under the Credit Agreement. MPEH has pledged invested assets to secure the loans; however, these loans are non-recourse to Metropolitan Life Insurance Company.

Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                            ---------------------
                                               2020       2019
                                            ----------  --------
                                            (Dollars in millions)
                 Commercial paper.......... $      100  $     99
                 Short-term borrowings (1).         20        29
                                            ----------  --------
                 Total short-term debt..... $      120  $    128
                                            ==========  ========
                 Average daily balance..... $      125  $    128
                 Average days outstanding..    73 days   43 days
--------

(1) Represents short-term debt related to repurchase agreements, secured by assets consolidated by the Company.

   For the years ended December 31, 2020, 2019 and 2018, the weighted average interest rate on short-term debt was 1.51%, 2.74% and 3.03%, respectively.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Interest Expense

     Interest expense included in other expenses was $99 million, $105 million and $108 million for the years ended December 31, 2020, 2019 and 2018, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2020, 2019 and 2018.

Credit Facility

     At December 31, 2020, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were
  $7 million, $7 million and $6 million for the years ended December 31, 2020,
  2019 and 2018, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2020 was as follows:

                                                    Letters of Credit
                                       Maximum         Used by the      Letters of Credit                Unused
Borrower(s)      Expiration            Capacity        Company (1)    Used by Affiliates (1) Drawdowns Commitments
----------- ---------------------- ---------------- ----------------- ---------------------- --------- -----------
                                                                    (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... December 2021 (2) (3)  $      3,000 (2)    $      413           $      50         $    --  $    2,537
--------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2020 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20,
    2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

(3) On February 26, 2021, the Credit Facility was amended and restated to, among other things, extend the maturity date to February 2026. All borrowings under the amended and restated Credit Facility must be repaid by
    February 26, 2026, except that letters of credit outstanding upon termination may remain outstanding until February 26, 2027.

Debt and Facility Covenants

  Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2020.

12. Equity

Stock-Based Compensation Plans

  The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the
Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense principally relates to Stock
Options, Performance Shares and Restricted Stock Units under the MetLife, Inc.
2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and
Incentive Compensation Plan, most of which MetLife, Inc. grants in the first quarter of each year.

  The Company's expense related to stock-based compensation included in other expenses was $44 million, $57 million and $35 million for the years ended
December 31, 2020, 2019 and 2018, respectively.

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting
Principles ("Statutory Codification"). Statutory Codification is intended to

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

standardize regulatory accounting and reporting to state insurance departments.
However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital ("RBC") requirements that were developed by the
NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 350% at both
December 31, 2020 and 2019.

  Metropolitan Life Insurance Company's ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $422 million and the aggregate actual regulatory capital and surplus of such operations was $668 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.6 billion and $1.2 billion at December 31, 2020 and 2019, respectively, compared to what capital and surplus would have been had it been measured under
NAIC guidance.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New
York domiciled insurer, was $3.4 billion, $3.9 billion and $3.7 billion at
December 31, 2020, 2019 and 2018, respectively. Statutory capital and surplus was $11.3 billion and $10.9 billion at December 31, 2020 and 2019, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the NYDFS.

Dividend Restrictions

  Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial
Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has
broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

  Metropolitan Life Insurance Company paid $2.8 billion and $3.1 billion in dividends to MetLife, Inc. for the years ended December 31, 2020 and 2019, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance
Company has calculated that it may pay approximately $3.4 billion to MetLife,
Inc. without prior regulatory approval by the end of 2021.

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign       Defined
                        Investment Gains     Unrealized     Currency       Benefit
                        (Losses), Net of   Gains (Losses)  Translation      Plans
                       Related Offsets (1) on Derivatives   Adjustments   Adjustment       Total
                      -------------------- -------------- ------------- -------------  ------------
                                                      (In millions)
Balance at
 December 31, 2017...      $     6,351      $        906   $       (47)  $     (1,782)  $     5,428
OCI before
 reclassifications...           (6,326)              (82)          (20)            67        (6,361)
Deferred income
 tax benefit
 (expense)...........            1,381                19            --            (45)        1,355
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............            1,406               843           (67)        (1,760)          422
Amounts
 reclassified from
 AOCI................                8               428            --             34           470
Deferred income
 tax benefit
 (expense)...........               (2)              (96)           --            (13)         (111)
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....                6               332            --             21           359
                          ------------     -------------  ------------  -------------  ------------
Cumulative effects
 of changes in
 accounting
 principles..........             (119)               --            --             --          (119)
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........            1,222               207            (7)          (379)        1,043
                          ------------     -------------  ------------  -------------  ------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....            1,103               207            (7)          (379)          924
                          ------------     -------------  ------------  -------------  ------------
Transfer to
 affiliate, net of
 tax (2).............               --                --            --          1,857         1,857
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2018...            2,515             1,382           (74)          (261)        3,562
OCI before
 reclassifications...            7,993               516           (32)          (167)        8,310
Deferred income
 tax benefit
 (expense)...........           (1,678)             (109)            9             35        (1,743)
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............            8,830             1,789           (97)          (393)       10,129
Amounts
 reclassified from
 AOCI................               60              (237)           --             24          (153)
Deferred income
 tax benefit
 (expense)...........              (13)               50            --             (5)           32
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               47              (187)           --             19          (121)
                          ------------     -------------  ------------  -------------  ------------
Cumulative effects
 of changes in
 accounting
 principles..........               (1)               22            --             --            21
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........               --                (4)           --             --            (4)
                          ------------     -------------  ------------  -------------  ------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....               (1)               18            --             --            17
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2019...            8,876             1,620           (97)          (374)       10,025
OCI before
 reclassifications...            1,852             1,144            54           (145)        2,905
Deferred income
 tax benefit
 (expense)...........             (391)             (240)          (10)            30          (611)
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............           10,337             2,524           (53)          (489)       12,319
Amounts
 reclassified from
 AOCI................               59              (928)           --             37          (832)
Deferred income
 tax benefit
 (expense)...........              (12)              195            --             (8)          175
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               47              (733)           --             29          (657)
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2020...      $    10,384      $      1,791   $      (53)   $      (460)   $    11,662
                          ============     =============  ============  =============  ============
--------

(1) See Note 7 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2) See Note 14 for information on the transfer of a pension plan to an affiliate.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                Consolidated Statements of
                                                           Years Ended December 31,                Operations Locations
                                                   ---------------------------------------     ------------------------------
                                                       2020          2019           2018
                                                   -----------   -----------   -------------
AOCI Components                                         Amounts Reclassified from AOCI
-------------------------------------------------  ---------------------------------------
                                                                (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      (30)   $       17    $         89   Net investment gains (losses)
Net unrealized investment gains (losses)..........         (18)          (16)             18   Net investment income
Net unrealized investment gains (losses)..........         (11)          (61)           (115)  Net derivative gains (losses)
                                                   -----------   -----------   -------------
 Net unrealized investment gains (losses), before
   income tax.....................................         (59)          (60)             (8)
Income tax (expense) benefit......................          12            13               2
                                                   -----------   -----------   -------------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (47)          (47)             (6)
                                                   -----------   -----------   -------------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Interest rate derivatives.........................          36            23              20   Net investment income
Interest rate derivatives.........................         121             4              --   Net investment gains (losses)
Interest rate derivatives.........................          --            --              22   Net derivative gains (losses)
Foreign currency exchange rate derivatives........           3            (3)             (3)  Net investment income
Foreign currency exchange rate derivatives........         768           212              --   Net investment gains (losses)
Foreign currency exchange rate derivatives........          --            --            (469)  Net derivative gains (losses)
Credit derivatives................................          --             1               1   Net investment income
Credit derivatives................................          --            --               1   Net derivative gains (losses)
                                                   -----------   -----------   -------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................         928           237            (428)
Income tax (expense) benefit......................        (195)          (50)             96
                                                   -----------   -----------   -------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................         733           187            (332)
                                                   -----------   -----------   -------------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)......         (39)          (27)            (35)
Amortization of prior service (costs) credit......           2             3               1
                                                   -----------   -----------   -------------
 Amortization of defined benefit plan items,
   before income tax..............................         (37)          (24)            (34)
Income tax (expense) benefit......................           8             5              13
                                                   -----------   -----------   -------------
 Amortization of defined benefit plan items, net
   of income tax..................................         (29)          (19)            (21)
                                                   -----------   -----------   -------------
 Total reclassifications, net of income tax.......  $      657    $      121    $      (359)
                                                   ===========   ===========   =============
--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                                       Years Ended December 31,
                                                      --------------------------
                                                        2020     2019     2018
                                                      -------- -------- --------
                                                            (In millions)
Prepaid legal plans.................................. $    371 $    329 $    286
Recordkeeping and administrative services (1)........      194      204      220
Administrative services-only contracts...............      218      210      205
Other revenue from service contracts from customers..       36       39       38
                                                      -------- -------- --------
Total revenues from service contracts from customers.      819      782      749
Other (2)............................................      842      791      837
                                                      -------- -------- --------
  Total other revenues............................... $  1,661 $  1,573 $  1,586
                                                      ======== ======== ========
--------

(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Primarily includes reinsurance ceded. See Note 5.

Other Expenses

   Information on other expenses was as follows:

                                                          Years Ended December 31,
                                                          ----------------------
                                                           2020     2019    2018
                                                          ------   ------  ------
                                                               (In millions)
General and administrative expenses (1).................. $2,285   $2,480  $2,458
Pension, postretirement and postemployment benefit costs.     33      107      66
Premium taxes, other taxes, and licenses & fees..........    399      274     366
Commissions and other variable expenses..................  1,842    1,814   1,757
Capitalization of DAC....................................    (51)     (43)    (34)
Amortization of DAC and VOBA.............................    406      239     470
Interest expense on debt.................................     99      105     108
                                                          ------   ------  ------
  Total other expenses................................... $5,013   $4,976  $5,191
                                                          ======   ======  ======
--------

(1)Includes ($104) million, ($165) million and ($6) million for the years ended
   December 31, 2020, 2019 and 2018, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

  Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5, 11 and 18 for a discussion of affiliated expenses included in the table above.

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year
U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1,
2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

   The Company also provides pension benefits for certain U.S. retired employees and postretirement medical and life insurance benefits for certain
non-U.S. retired employees.

  Obligations and Funded Status

                                                                              December 31,
                                                   -----------------------------------------------------------------
                                                                  2020                             2019
                                                   ---------------------------------  ------------------------------
                                                                          Other                           Other
                                                       Pension         Postretirement    Pension       Postretirement
                                                         Benefits        Benefits        Benefits        Benefits
                                                   ----------------  ---------------- -------------  ----------------
                                                                             (In millions)
Change in benefit obligations:
Benefit obligations at January 1,.................   $        1,210      $      20     $      1,080      $      19
Service costs.....................................               17             --               17             --
Interest costs....................................               40              1               46              1
Plan amendments...................................               --             --                3             --
Net actuarial (gains) losses (1)..................              143              2              162              2
Benefits paid.....................................              (67)            (1)             (98)            (2)
                                                   ----------------     ----------    -------------     ----------
 Benefit obligations at December 31,..............            1,343             22            1,210             20
                                                   ----------------     ----------    -------------     ----------
Change in plan assets:
Estimated fair value of plan assets at January 1,.               --             17               --             18
Employer contributions............................               67              1               98             --
Benefits paid.....................................              (67)            (1)             (98)            (2)
Foreign exchange impact...........................               --             --               --              1
                                                   ----------------     ----------    -------------     ----------
 Estimated fair value of plan assets at
   December 31,...................................               --             17               --             17
                                                   ----------------     ----------    -------------     ----------
 Over (under) funded status at December 31,.......   $       (1,343)     $      (5)    $     (1,210)     $      (3)
                                                   ================     ==========    =============     ==========
Amounts recognized on the consolidated balance
 sheets:
Other assets......................................   $           --      $       2     $         --      $       3
Other liabilities.................................           (1,343)            (7)          (1,210)            (6)
                                                   ----------------     ----------    -------------     ----------
 Net amount recognized............................   $       (1,343)     $      (5)    $     (1,210)     $      (3)
                                                   ================     ==========    =============     ==========
AOCI:
Net actuarial (gains) losses......................   $          598      $      (1)    $        494      $      (3)
Prior service costs (credit)......................              (14)            --              (16)            --
                                                   ----------------     ----------    -------------     ----------
 AOCI, before income tax..........................   $          584      $      (1)    $        478      $      (3)
                                                   ================     ==========    =============     ==========
 Accumulated benefit obligation...................   $        1,275            N/A     $      1,143            N/A
                                                   ================                   =============

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

--------

(1) Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2020 included the impact of changes to the financial assumptions of $106 million and $2 million, respectively, demographic assumptions of $5 million and $0, respectively, and plan experience of $32 million and $0, respectively. Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2019 include the impact of changes to the financial assumptions of
    $137 million and $2 million, respectively, and plan experience of
    $25 million and $0, respectively.

   Information on pension plans and other postretirement benefit plans with
PBOs and/or accumulated benefit obligations ("ABO") or APBO in excess of plan assets was as follows:

                                                       December 31,
                               -------------------------------------------------------------------------------------------
                                      2020          2019               2020          2019        2020         2019
                                 ------------    ------------     ------------    ------------   ----         ----
                               PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value APBO Exceeds Estimated
                                    of Plan Assets                   of Plan Assets              Fair Value of Plan Assets
                               -------------------------------- -------------------------------- -------------------------
                                                       (In millions)
Projected benefit obligations. $      1,343     $      1,210    $      1,343     $      1,210     N/A          N/A
Accumulated benefit
 obligations.................. $      1,275     $      1,143    $      1,275     $      1,143     N/A          N/A
Accumulated postretirement
 benefit obligations..........          N/A              N/A             N/A              N/A    $  7         $  6
Estimated fair value of plan
 assets.......................          N/A              N/A             N/A              N/A    $ --         $ --

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                     Years Ended December 31,
                                       -----------------------------------------------------------------------------------
                                                  2020                        2019                         2018
                                       --------------------------  --------------------------  ---------------------------
                                                       Other                       Other                        Other
                                        Pension     Postretirement  Pension     Postretirement  Pension      Postretirement
                                        Benefits      Benefits      Benefits      Benefits      Benefits       Benefits
                                       ---------  ---------------- ---------  ---------------- ----------  ----------------
                                                                          (In millions)
Net periodic benefit costs:
Service costs.........................   $    17     $        --     $    17         $--         $    123       $     4
Interest costs........................        40               1          46           1              290            41
Expected return on plan assets........        --              (1)         --          (1)            (394)          (54)
Amortization of net actuarial (gains)
 losses...............................        39              --          27          --              142           (26)
Amortization of prior service costs
 (credit).............................        (2)             --          (3)         --               (1)          (14)
Allocated to affiliates...............       (20)             --         (22)         --              (66)           19
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total net periodic benefit costs
   (credit) (1).......................        74              --          65          --               94           (30)
                                       ---------   -------------   ---------       -----       ----------     ---------
Other changes in plan assets and
 benefit obligations recognized in
 OCI:
Net actuarial (gains) losses..........       143               2         161           3              (40)           (4)
Prior service costs (credit)..........        --              --           3          --              (20)           --
Amortization of net actuarial (gains)
 losses...............................       (39)             --         (27)         --              (35)           --
Amortization of prior service (costs)
 credit...............................         2              --           3          --                1            --
Transfer to affiliate (2).............        --              --          --          --           (2,389)           81
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total recognized in OCI.............       106               2         140           3           (2,483)           77
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total recognized in net periodic
   benefit costs and OCI..............   $   180     $         2     $   205         $ 3         $ (2,389)      $    47
                                       =========   =============   =========       =====       ==========     =========
--------

(1) Includes costs (credits) related to transferred plans of $65 million and
    ($49) million for pension benefits and other postretirement benefits, respectively, for the year ended December 31, 2018.

(2) Transfer to affiliate represents the transferred plans' book value as of
    September 30, 2018, net of the related 2018 other changes in plan assets and benefit obligations recognized in OCI.

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Assumptions

      Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits   Other Postretirement Benefits
                                          -------------------- -------------------------------
December 31, 2020
Weighted average discount rate...........        2.65%                      2.25%
Weighted average interest crediting rate.        3.46%                       N/A
Rate of compensation increase............   2.50%  -  8.00%                  N/A
December 31, 2019
Weighted average discount rate...........        3.30%                      3.00%
Weighted average interest crediting rate.        3.99%                       N/A
Rate of compensation increase............   2.25%  -  8.50%                  N/A

     Assumptions used in determining net periodic benefit costs for the plans were as follows:

                                                             Pension Benefits   Other Postretirement Benefits
                                                         -------------------- -------------------------------
Year Ended December 31, 2020
Weighted average discount rate..........................        3.30%                      3.00%
Weighted average interest crediting rate................        3.38%                       N/A
Weighted average expected rate of return on plan assets.         N/A                       4.00%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A
Year Ended December 31, 2019
Weighted average discount rate..........................        4.35%                      3.75%
Weighted average interest crediting rate................        4.01%                       N/A
Weighted average expected rate of return on plan assets.         N/A                       4.00%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A
Year Ended December 31, 2018
Weighted average discount rate..........................        3.65%                      3.70%
Weighted average interest crediting rate................        4.13%                       N/A
Weighted average expected rate of return on plan assets.        5.75%                      5.11%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

     Assets for the plans are held in a Life Insurance Funding Account
  ("LIFA"). A LIFA is used to pay premiums and receive experience credits on policies that provide life insurance benefits and survivor benefits to retirees of the plan. Interest is credited at a rate determined annually by
  MLIC, as insurer, in a manner consistent with its practices for determining such rates but that may not be less than three percent. We determine the expected rate of return on plan assets based upon historical experience and future expectations of the returns declared on the plan assets.

     The weighted average expected rate of return on plan assets for use in the plan valuation in 2021 is currently anticipated to be 4.00% for other postretirement benefits.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                            December 31,
                                                            ---------------------------------------------
                                                                     2020                   2019
                                                            ---------------------- ----------------------
                                                               Before   Age 65 and    Before   Age 65 and
                                                             Age 65      older      Age 65      older
                                                            --------- ------------ --------- ------------
Following year.............................................   6.4%        6.4%       6.5%        6.5%
Ultimate rate to which cost increase is assumed to decline.   4.0%        4.0%       4.0%        4.0%
Year in which the ultimate trend rate is reached...........   2040        2040       2040        2040

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plans and other postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provisions of the plans. The Company expects to make benefit payments of $74 million in 2021. No contributions are expected to be paid to the LIFA in 2021.

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits    Other Postretirement Benefits
                   ------------------- --------------------------------
                                      (In millions)
        2021......       $   72                      $  2
        2022......       $   69                      $  2
        2023......       $   77                      $  1
        2024......       $   77                      $  1
        2025......       $   73                      $  1
        2026-2030.       $  400                      $  6

Defined Contribution Plans

     The Company contributed to defined contribution plans $23 million,
  $26 million and $42 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

15. Income Tax

   The provision for income tax was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                     2020     2019    2018
                                                   ------   ------  ------
                                                        (In millions)
      Current:
      U.S. federal................................ $  527   $  280  $  217
      U.S. state and local........................      3        1       9
      Non-U.S.....................................     (2)      26      91
                                                   ------   ------  ------
       Subtotal...................................    528      307     317
                                                   ------   ------  ------
      Deferred:
      U.S. federal................................    (18)    (148)    (88)
      Non-U.S.....................................     24      (11)    (56)
                                                   ------   ------  ------
       Subtotal...................................      6     (159)   (144)
                                                   ------   ------  ------
       Provision for income tax expense (benefit). $  534   $  148  $  173
                                                   ======   ======  ======

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                    Years Ended December 31,
                                    -----------------------
                                     2020     2019    2018
                                    -------  ------- -------
                                         (In millions)
                    Income (loss):
                    U.S............  $3,984   $3,454  $1,202
                    Non-U.S........      94      106   3,107
                                    -------  ------- -------
                     Total.........  $4,078   $3,560  $4,309
                                    =======  ======= =======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                    2020     2019    2018
                                                   ------   ------  ------
                                                        (In millions)
      Tax provision at U.S. statutory rate........  $ 856    $ 748   $ 905
      Tax effect of:
      Dividend received deduction.................    (32)     (36)    (34)
      Tax-exempt income...........................    (26)     (40)    (13)
      Prior year tax (1)..........................     22     (173)   (175)
      Low income housing tax credits..............   (202)    (254)   (284)
      Other tax credits...........................    (37)     (43)    (77)
      Foreign tax rate differential...............    (13)      (7)     (8)
      Change in valuation allowance...............     (1)      (7)      1
      U.S. Tax Reform impact (2), (3).............     --       (6)   (139)
      Other, net..................................    (33)     (34)     (3)
                                                   ------   ------  ------
       Provision for income tax expense (benefit).  $ 534    $ 148   $ 173
                                                   ======   ======  ======
--------

(1) As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million and $168 million for the years ended December 31, 2019 and 2018, respectively.

(2) For the year ended December 31, 2019, U.S. Tax Reform impact includes a
    $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3) For the year ended December 31, 2018, U.S. Tax Reform impact includes a
    $139 million tax benefit related to the adjustment of deferred taxes due to the U.S. tax rate change. This excludes $12 million of tax provision at the
    U.S. statutory rate for a total tax reform benefit of $151 million.

  In December 2017, U.S. Tax Reform was signed into law. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the
U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax Reform moves the
United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposed a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5%
for cash and cash equivalents.

  The Company recorded estimates of the impacts of U.S. Tax Reform in the period of enactment, the fourth quarter of 2017. In 2018, these estimates were updated in accordance with SAB 118. However, the impact of certain provisions of U.S. Tax Reform remains uncertain. For instance, many regulations under the new law have not been finalized or have only recently been finalized, including certain rules on international taxation. As a result, the Company continued to report additional revisions resulting from U.S. Tax Reform in 2019.

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                      Years Ended December 31,
                                                      -----------------------
                                                         2019        2018
                                                      ---------   ----------
                                                          (In millions)
   Income (loss) before provision for income tax.....  $     --    $     (58)
   Provision for income tax expense (benefit):
   Deferred tax revaluation..........................        (6)        (151)
                                                      ---------   ----------
    Total provision for income tax expense (benefit).        (6)        (151)
                                                      ---------   ----------
   Income (loss), net of income tax..................         6           93
                                                      ---------   ----------
   Increase to net equity from U.S. Tax Reform.......  $      6    $      93
                                                      =========   ==========

  In accordance with SAB 118, the Company recorded provisional amounts for certain items for which the income tax accounting was not complete. For these items, the Company recorded a reasonable estimate of the tax effects of U.S.
Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of
U.S. Tax Reform. In 2018, the Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts. While the SAB 118 provisional measurement period ended December 31,
2018, the Company continued to revise certain U.S. Tax Reform amounts in 2019.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed and updates were made to complete the accounting for these items during the measurement period as of December 31, 2018 and subsequent to the measurement period as of December 31, 2019:

   .  Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded
      50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced
      Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of
      6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended
      December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable alternative minimum tax credits will not be subject to the sequestration fee. Accordingly, to reflect this guidance the Company recorded a $6 million tax benefit in 2019.

   .  Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. The Company did not receive the necessary investee financial information to determine the impact of U.S. Tax Reform on the tax attributes of its tax credit partnership investments until the third quarter of 2018. Accordingly, prior to the third quarter of 2018, the Company applied prior law to these equity method investments in accordance with SAB 118. For the year ended December 31, 2018, after receiving additional investee information, a reduction in tax credit partnerships' equity method income of
      $46 million, net of income tax, was included in net investment income.
      The tax-advantaged leveraged lease portfolio is valued on an after-tax yield basis. In 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, a tax benefit of $126 million was recorded for the year ended December 31, 2018. No additional adjustment was required for the years ended December 31, 2020 and 2019.

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2020     2019
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
        Policyholder liabilities and receivables..... $ 1,475  $ 1,305
        Net operating loss carryforwards (1).........      80       82
        Employee benefits............................     540      486
        Tax credit carryforwards (2).................     876    1,161
        Litigation-related and government mandated...      96      119
        Other........................................     379      407
                                                      -------  -------
          Total gross deferred income tax assets.....   3,446    3,560
        Less: Valuation allowance....................      79       80
                                                      -------  -------
          Total net deferred income tax assets.......   3,367    3,480
                                                      -------  -------
        Deferred income tax liabilities:
        Investments, including derivatives...........   1,738    1,796
        Intangibles..................................      32       33
        DAC..........................................     400      500
        Net unrealized investment gains..............   3,177    2,719
                                                      -------  -------
          Total deferred income tax liabilities......   5,347    5,048
                                                      -------  -------
          Net deferred income tax asset (liability).. $(1,980) $(1,568)
                                                      =======  =======
--------

(1) The Company has recorded a deferred tax asset of $80 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2020. U.S. state net operating loss carryforwards will expire between 2021 and 2040, whereas others have an unlimited carryforward period.

(2) Tax credit carryforwards for the year ended December 31, 2020 primarily reflect general business credits expiring between 2037 and 2040 and are reduced by $93 million related to unrecognized tax benefits.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included $183 million and ($43) million at
December 31, 2020 and 2019, respectively.

  The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2010. For tax years 2007 through
2009, the Company has established adequate reserves for payment of tax liabilities resulting from the completed IRS audit of 2007-2009 which is expected to be settled in 2021.

  The Company filed refund claims in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by MLIC in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture until early 2009. In 2020, the Company received refunds from these claims filed in 2017, and as a result, the Company recorded a $28 million interest benefit ($22 million, net of tax) included in other expenses.

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses. For tax years 2003 through 2006, the Company entered into binding agreements with the IRS in 2018 under which all remaining issues, including the foreign tax credit matter noted
above, were resolved. Accordingly, in 2018, the Company recorded a non-cash benefit to net income of $349 million, net of tax, comprised of a $168 million tax benefit recorded in provision for income tax expense (benefit) and a
$229 million interest benefit ($181 million, net of tax) included in other expenses.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                Years Ended December 31,
                                                                                -----------------------
                                                                                2020    2019     2018
                                                                                ----   ------   ------
                                                                                   (In millions)
Balance at January 1,..........................................................  $33    $ 442    $ 890
Additions for tax positions of prior years.....................................    1       --        3
Reductions for tax positions of prior years (1)................................   --     (158)    (169)
Additions for tax positions of current year....................................    1        3        3
Settlements with tax authorities (2)...........................................   --     (254)    (285)
                                                                                ----   ------   ------
Balance at December 31,........................................................  $35    $  33    $ 442
                                                                                ====   ======   ======
Unrecognized tax benefits that, if recognized, would impact the effective rate.  $35    $  33    $ 442
                                                                                ====   ======   ======
--------

(1) The decreases in 2019 and 2018 are primarily related to non-cash benefits from tax audit settlements.

(2) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $251 million and $284 million, respectively, was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                      2020    2019     2018
                                                                      ----   ------   ------
                                                                         (In millions)
Interest expense (benefit) recognized on the consolidated statements
  of operations (1)..................................................   $4    $(187)   $(457)

                                                                              December 31,
                                                                             ----------------
                                                                              2020     2019
                                                                             ------   ------
                                                                              (In millions)
Interest included in other liabilities on the consolidated balance
  sheets.............................................................         $  13    $   9
--------

(1) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $68 million and $184 million, respectively, was recorded in other expenses and $119 million and $273 million, respectively, was reclassified to the current income tax payable account.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

     The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange
  Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

     In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the
  United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the Company's actual experience in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable.
  It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

     For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $175 million.

  Matters as to Which an Estimate Cannot Be Made

     For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  or appeals, analysis by experts, and the progress of settlement negotiations.
  On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts.
   These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life
   Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance
   Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses
   (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life
   Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                          December 31,
                                             --------------------------------------
                                                 2020         2019         2018
                                             ------------ ------------ ------------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.       60,618       61,134       62,522
Number of new claims during the year........        2,496        3,187        3,359
Settlement payments during the year (1)..... $       52.9 $       49.4 $       51.4
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life
   Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan
   Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims.
   Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending.
   Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims to $425 million at December 31, 2020.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and
   the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life
   Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued
   to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On March 22,
   2018, the court conditionally certified the case as a collective action, requiring that notice be mailed to LTD claims specialists who worked for the
   Company from February 8, 2014 to the present. The Company intends to defend this action vigorously.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services (the "Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. On April 3, 2019, the court granted MetLife, Inc.'s and
   Metropolitan Life Insurance Company's motion to dismiss and dismissed the complaint in its entirety. The Relator filed an appeal with the Appellate
   Division of the New York State Supreme Court, First Department. On
   December 10, 2020, the Appellate Division reversed the court's order granting MetLife, Inc. and Metropolitan Life Insurance Company's motion to dismiss, remanded the case to the trial court, and permitted the Relator's counsel to file an amended complaint. On March 5, 2021, the Relator filed an amended complaint. The Company intends to defend the action vigorously.

   Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.

   Insolvency Assessments

     Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2020         2019
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        36  $        38
    Premium tax offset currently available for
     paid assessments............................           34           39
                                                  ------------ ------------
     Total.......................................  $        70  $        77
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        51  $        53
                                                  ============ ============

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.4 billion and $3.7 billion at December 31, 2020 and 2019, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.3 billion and
  $4.6 billion at December 31, 2020 and 2019, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $339 million, with a cumulative maximum of
$465 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $3 million at both December 31, 2020 and 2019 for indemnities, guarantees and commitments.

17. Quarterly Results of Operations (Unaudited)

   The unaudited quarterly results of operations for 2020 and 2019 are summarized in the table below:

                                                                                     Three Months Ended
                                                                       ----------------------------------------------
                                                                       March 31,  June 30,  September 30, December 31,
                                                                       ---------  --------  ------------- ------------
                                                                                        (In millions)
2020
Total revenues........................................................ $  12,166  $  6,871    $  8,450      $  7,826
Total expenses........................................................ $   7,829  $  7,327    $  8,038      $  8,041
Net income (loss)..................................................... $   3,547  $   (285)   $    405      $   (123)
Less: Net income (loss) attributable to noncontrolling interests...... $      (2) $     --    $      1      $     (5)
Net income (loss) attributable to Metropolitan Life Insurance Company. $   3,549  $   (285)   $    404      $   (118)
2019
Total revenues........................................................ $   8,237  $  9,146    $ 10,810      $  8,056
Total expenses........................................................ $   7,729  $  7,923    $  9,238      $  7,799
Net income (loss)..................................................... $     508  $  1,067    $  1,339      $    498
Less: Net income (loss) attributable to noncontrolling interests...... $       1  $     --    $      1      $     (8)
Net income (loss) attributable to Metropolitan Life Insurance Company. $     507  $  1,067    $  1,338      $    506

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$2.4 billion, $2.9 billion and $2.1 billion for the years ended December 31,
2020, 2019 and 2018, respectively. Total revenues received from affiliates related to these agreements were $40 million, $29 million and $135 million for the years ended December 31, 2020, 2019 and 2018, respectively.

   Prior to 2019, the Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities.
Typical services provided under these agreements included management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.1 billion for the year ended December 31, 2018, and were reimbursed to the Company by these affiliates.

   In 2018, the Company and the MetLife enterprise updated their shared facilities and services structure to more efficiently share enterprise assets and services. Effective as of October 1, 2018, the Company entered into new service agreements with its affiliates, which replaced existing agreements.
Under the new agreements, the Company will no longer be the primary provider of services to affiliates and will receive further services from affiliates to conduct its activities.

   The Company had net payables to affiliates, related to the items discussed above, of $198 million and $250 million at December 31, 2020 and 2019, respectively.

   See Notes 1, 5, 7, 11, 12 and 14 for additional information on related party transactions.

                                   MLIC-123

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2020

                                 (In millions)

                                                                         Estimated      Amount at
                                                     Cost or             Fair           Which Shown on
                                                  Amortized Cost (1)     Value        Balance Sheet
Types of Investments                          ---------------------- ------------- --------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency...................  $             24,620       $ 30,771 $             30,771
Public utilities.............................                 6,265          7,844                7,844
Municipals...................................                 6,888          8,983                8,983
Foreign government...........................                 4,322          5,268                5,268
All other corporate bonds....................                72,129         84,036               84,036
                                              ---------------------- ------------- --------------------
  Total bonds................................               114,224        136,902              136,902
Mortgage-backed and asset-backed securities..                41,511         43,630               43,630
Redeemable preferred stock...................                   688            808                  808
                                              ---------------------- ------------- --------------------
  Total fixed maturity securities AFS........               156,423        181,340              181,340
                                              ---------------------- ------------- --------------------
Mortgage loans...............................                66,922                              66,405
Policy loans.................................                 5,973                               5,973
Real estate and real estate joint ventures...                 7,460                               7,460
Real estate acquired in satisfaction of debt.                    18                                  18
Other limited partnership interests..........                 5,775                               5,775
Short-term investments.......................                 2,623                               2,623
Other invested assets........................                17,723                              17,723
                                              ----------------------               --------------------
  Total investments..........................  $            262,917                $            287,317
                                              ======================               ====================
--------
(1) Amortized cost for fixed maturity securities AFS, mortgage loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-124

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2020 and 2019

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder  Policyholder
                     and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------  ------------ ----------------- ------------
2020
U.S............... $    398        $         73,274   $   74,283      $     --      $        171     $     23
MetLife Holdings..    2,251                  70,845       22,383           397               150          157
Corporate & Other.       --                     201          (31)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,649        $        144,320   $   96,635      $    397      $        321     $    180
                   ======== ======================= ============  ============ ================= ============
2019
U.S............... $    405        $         69,687   $   69,394      $     --      $        216     $     24
MetLife Holdings..    3,048                  68,125       22,346           495               160          163
Corporate & Other.       --                     244          (32)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  3,453        $        138,056   $   91,708      $    495      $        376     $    187
                   ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)

             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to
                   and Investment-Type  Investment   to Policyholder       Other          Other
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- -----------  ----------------- --------------- -------------
2020
U.S...............     $        18,822 $     6,053     $       19,424    $         56    $    3,042
MetLife Holdings..               3,914       4,355              5,897             350         1,707
Corporate & Other.                   1        (158)                --              --           759
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        22,737 $    10,250     $       25,321    $        406    $    5,508
                   =================== ===========  ================= =============== =============
2019
U.S...............     $        19,547 $     6,481     $       20,906    $         55    $    2,904
MetLife Holdings..               4,097       4,579              5,769             184         1,900
Corporate & Other.                   1         (87)                --              --           971
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        23,645 $    10,973     $       26,675    $        239    $    5,775
                   =================== ===========  ================= =============== =============
2018
U.S...............     $        24,411 $     6,429     $       25,922    $         75    $    2,810
MetLife Holdings..               4,306       4,653              5,649             395         2,079
Corporate & Other.                  20        (163)                 5              --           917
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        28,737 $    10,919     $       31,576    $        470    $    5,806
                   =================== ===========  ================= =============== =============
----------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-126

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2020, 2019 and 2018

                             (Dollars in millions)

                                                                                    % Amount
                                                                                   Assumed
                              Gross Amount    Ceded       Assumed    Net Amount     to Net
                             ------------- ------------ ---------- ------------- -----------
2020
Life insurance in-force..... $   3,793,310 $    178,420 $  507,488 $   4,122,378        12.3%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      12,304 $        862 $      870 $      12,312         7.1%
Accident & health insurance.         8,517          127         39         8,429         0.5%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      20,821 $        989 $      909 $      20,741         4.4%
                             ============= ============ ========== =============
2019
Life insurance in-force..... $   3,810,612 $    257,882 $  525,190 $   4,077,920        12.9%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      14,114 $        879 $      785 $      14,020         5.6%
Accident & health insurance.         7,690          128         26         7,588         0.3%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      21,804 $      1,007 $      811 $      21,608         3.8%
                             ============= ============ ========== =============
2018
Life insurance in-force..... $   3,736,612 $    260,086 $  453,560 $   3,930,086        11.5%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      19,673 $        894 $      725 $      19,504         3.7%
Accident & health insurance.         7,210          128         27         7,109         0.4%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      26,883 $      1,022 $      752 $      26,613         2.8%
                             ============= ============ ========== =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2020, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.0 billion and
$1.1 billion, respectively, and life insurance premiums of $113 million and
$8 million, respectively. For the year ended December 31, 2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and $1.3 billion, respectively, and life insurance premiums of
$115 million and $9 million, respectively. For the year ended December 31,
2018, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.7 billion and $1.2 billion, respectively, and life insurance premiums of $117 million and $9 million, respectively.

                                   MLIC-127

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